                                  SCHEDULE 14A
                                 (RULE 14A-101)
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Definitive Proxy Statement
      / /        Confidential, for Use of the Commission
                 Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                 14a-12

                  FAIRFIELD COMMUNITIES, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as specified in its Charter)

Payment of filing fee (Check the appropriate box):

/ /        No fee required.
/X/        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                Common Stock, $.01 par value per share, of Fairfield
                Communities, Inc.
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transactions
                applies:
                44,902,321 shares of Fairfield common stock (assuming
                solely for purposes of calculating the filing fee that all outstanding options to purchase Fairfield common stock
                that may become exercisable prior to the completion of the transaction are exercisable prior to the completion of the transaction).
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                $13.9375
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                $625,826,098
                ----------------------------------------------------------
           (5)  Total fee paid:
                $125,165
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/X/        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or
           schedule and the date of its filing.
           (1)  Amount previously paid:
                $165,218
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement no.:
                333-51682
                ----------------------------------------------------------
           (3)  Filing Party:
                Cendant Corporation
                ----------------------------------------------------------
           (4)  Date Filed:
                December 12, 2000
                ----------------------------------------------------------

THE INFORMATION CONTAINED IN THIS PROXY STATEMENT-PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROXY STATEMENT-PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND WE ARE NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                 SUBJECT TO COMPLETION, DATED DECEMBER 12, 2000

[Fairfield Logo]

                          FAIRFIELD COMMUNITIES, INC.
                        8669 COMMODITY CIRCLE, SUITE 200
                             ORLANDO, FLORIDA 32819
                                 (407) 370-5200

                                                            [            ], 2001

Dear Stockholder:

    You are invited to attend a special meeting of stockholders of Fairfield Communities, Inc. The meeting will be held at [ ]:00 [ ].m., Eastern Time, on
[            ], 2001, at [            ], [            ], [            ]. At the
meeting, you will be asked to consider and vote upon a proposal to adopt a merger agreement. If the merger contemplated by the merger agreement is completed, Fairfield will become a wholly owned subsidiary of Cendant Corporation.

    Upon successful completion of the merger, you will receive cash or shares or a combination of cash and shares of Cendant common stock designated CD common stock in exchange for your Fairfield common stock. The value of the merger consideration you receive is expected to be $15.00 at the date of the special meeting, but may be more or less as described in the proxy statement-prospectus. CD common stock is quoted on the New York Stock Exchange under the symbol "CD." The actual number of shares of CD common stock to be issued in exchange for each share of Fairfield common stock will be determined as described in the proxy statement-prospectus. Your ability to receive the entire merger consideration payment in either cash or stock may be limited as described in the proxy statement-prospectus.

    The Fairfield board of directors has unanimously approved the merger agreement and determined that the merger and the merger agreement are in the best interests of Fairfield and its stockholders. ACCORDINGLY, THE FAIRFIELD BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE MERGER AGREEMENT AT THE SPECIAL MEETING.

    In light of the importance of the proposed merger, we urge you to attend the special meeting in person or participate by proxy. Whether or not you plan to attend, after carefully reading and considering the accompanying materials, please vote your shares as soon as possible. Your voting materials contain detailed information on how to vote.

    YOU SHOULD CONSIDER THE MATTERS DISCUSSED UNDER "RISK FACTORS," BEGINNING ON PAGE 18 OF THE PROXY STATEMENT-PROSPECTUS BEFORE VOTING.

    The adoption of the merger agreement requires the approval of the holders of a majority of the outstanding shares of Fairfield common stock. If you do not vote by proxy or in person at the special meeting, it will count as a vote against the merger agreement. Regardless of the number of shares you own, your vote is important.

                                          Sincerely,
                                          James G. Berk
                                          President and Chief Executive Officer

  NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE CD COMMON STOCK TO BE ISSUED IN THE MERGER OR DETERMINED THAT THIS PROXY STATEMENT-PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS PROXY STATEMENT-PROSPECTUS IS DATED [            ], 2001, AND IS FIRST
  BEING MAILED TO STOCKHOLDERS ON OR ABOUT [            ], 2001.

[FAIRFIELD LOGO]

                          FAIRFIELD COMMUNITIES, INC.
                        8669 COMMODITY CIRCLE, SUITE 200
                             ORLANDO, FLORIDA 32819
                                 (407) 370-5200

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                             ---------------------

    A special meeting of stockholders of Fairfield Communities, Inc. will be
held on [            ], [            ], 2001, starting at [  ]:00 [ ].m.,
Eastern Time, at [            ], [            ], [            ]. The purposes of
the special meeting are for you to consider and vote upon:

    - A proposal to adopt the Agreement and Plan of Merger, dated as of November 1, 2000, by and among Fairfield, Cendant Corporation and Grand Slam Acquisition Corp., a subsidiary of Cendant, whereby Grand Slam will merge into Fairfield. Following the merger, Fairfield will be a wholly owned subsidiary of Cendant.

    - Any other business that may properly be transacted at the special meeting or any adjournments or postponements of the special meeting.

    Only holders of record of Fairfield common stock at the close of business on
[      ], 2001, will be entitled to vote at the special meeting or any adjournment or postponement of the special meeting.

    We cannot complete the merger unless the holders of a majority of the outstanding shares of Fairfield common stock vote to adopt the merger agreement. For more information about the merger, please review the accompanying proxy statement-prospectus and the merger agreement attached as Annex A.

    Fairfield stockholders who do not vote in favor of adopting the merger agreement and who otherwise comply with the requirements of Delaware law will be entitled to appraisal rights. A summary of the applicable Delaware law provision, including the requirements a Fairfield stockholder must follow in order to exercise his or her appraisal rights, is contained in the accompanying proxy statement-prospectus. A copy of the applicable Delaware law provision is attached as Annex F to the proxy statement-prospectus.

    A list of Fairfield stockholders entitled to vote at the special meeting will be available during normal business hours at our executive offices in Orlando, Florida, for at least 10 days prior to the special meeting for examination by any stockholder for any purpose germane to the special meeting.

                                          By Order of the Board of Directors,

                                          Marcel J. Dumeny
                                          Secretary

  TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE.

                      REFERENCES TO ADDITIONAL INFORMATION

      This proxy statement-prospectus incorporates important business and financial information about Fairfield and Cendant from other documents that are not included in or delivered with this proxy statement-prospectus. This information is available to you without charge upon your written or oral request. You can obtain those documents incorporated by reference into this proxy statement-prospectus by accessing the Securities and Exchange Commission's website maintained at "http://www.sec.gov" or by requesting copies in writing or by telephone from the appropriate company at the following addresses:

    Fairfield Communities, Inc.                 Cendant Corporation
  8669 Commodity Circle, Suite 200              9 West 57th Street
       Orlando, Florida 32819                New York, New York 10019
    Attention: Investor Relations          Attention: Investor Relations
           (407) 370-5200                         (212) 413-1845

      IF YOU WOULD LIKE TO REQUEST DOCUMENTS, PLEASE DO SO BY [            ],
  2001 IN ORDER TO RECEIVE THEM BEFORE FAIRFIELD'S SPECIAL MEETING. WE WILL MAIL THE DOCUMENTS YOU REQUEST BY FIRST CLASS MAIL, OR ANOTHER EQUALLY PROMPT MEANS, BY THE NEXT BUSINESS DAY AFTER WE RECEIVE YOUR REQUEST.

      See "Where You Can Find More Information" on pages [  ] through [  ].

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL
  MEETING...................................................      1

SUMMARY.....................................................      6
  The Companies.............................................      6
  The Merger Agreement......................................      7
  Fairfield's and Cendant's Reasons for the Merger..........      8
  Board of Directors Recommendation to Fairfield
    Stockholders............................................      9
  Opinions of Fairfield's Financial Advisors................      9
  The Stock Option Agreement................................      9
  The Voting Agreement......................................      9
  Interests of Certain Persons in the Merger................     10
  Stock Exchange Listing....................................     10
  The Special Meeting.......................................     10
  Vote Required to Approve the Merger Agreement.............     10
  Material United States Federal Income Tax Consequences of
    the Merger..............................................     10
  Accounting Treatment......................................     10
  Appraisal Rights..........................................     10

FINANCIAL SUMMARY...........................................     11
  Market Price Data.........................................     11
  Historical Market Prices and Dividends....................     11
  Selected Historical Financial Data of Cendant.............     13
  Selected Unaudited Pro Forma Financial Data of Cendant....     15
  Selected Historical Financial Data of Fairfield...........     16
  Comparative Per Share Data................................     17

RISK FACTORS................................................     18

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS...........     22

THE MERGER..................................................     24
  General...................................................     24
  Background of the Merger..................................     24
  Rationale for the Merger; Recommendation of the Fairfield
    Board of Directors......................................     27
  Opinions of Fairfield's Financial Advisors................     31
  Stock Exchange Listing....................................     37
  Federal Income Tax Consequences of the Merger.............     37
  Accounting Treatment......................................     38
  Regulatory and Third-Party Approvals......................     39
  Appraisal Rights..........................................     39
  Interests of Certain Persons in the Merger................     41
  Existing Business Relationships between Cendant and
    Fairfield...............................................     45
  Delisting and Deregistration of Fairfield Common Stock....     46
  Restrictions on Resales by Affiliates of Fairfield........     46

THE FAIRFIELD SPECIAL MEETING...............................     47
  Purpose, Time and Place...................................     47
  Record Date; Voting Power.................................     47
  Votes Required............................................     47
  Share Ownership of Management and Certain Stockholders....     48
  Voting of Proxies.........................................     48

                                                                PAGE
                                                              --------
  Revocability of Proxies...................................     48
  Solicitation of Proxies...................................     48

THE MERGER AGREEMENT........................................     49
  General...................................................     49
  Form of the Merger........................................     49
  Timing of Closing.........................................     49
  Merger Consideration......................................     49
  Conversion of Shares; Exchange Agent; Procedures for
    Exchange of Certificates; Fractional Shares.............     50
  Effect on Stock Based Awards..............................     51
  Board and Officers of Surviving Corporation...............     51
  Representations and Warranties............................     51
  Covenants of Fairfield....................................     52
  No Solicitation...........................................     54
  Transfer of the Real Estate Development Assets of
    Fairfield to a Third Party..............................     56
  Indemnification and Insurance.............................     56
  Conditions to the Completion of the Merger................     56
  Termination of the Merger Agreement.......................     57
  Termination Fees..........................................     58

THE STOCK OPTION AGREEMENT..................................     59
  Exercise of the Option....................................     59
  Termination of the Option.................................     59
  Put Right.................................................     59
  Registration Rights.......................................     60
  Limitation on Profit......................................     61

THE VOTING AGREEMENT........................................     62
  Restrictions on Transfer..................................     62
  Termination...............................................     62
  Effect of the Stock Option Agreement and the Voting
    Agreement...............................................     62

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT OF FAIRFIELD COMMON STOCK......................     63
  Certain Beneficial Owners.................................     63
  Directors and Executive Officers..........................     64

COMPARISON OF RIGHTS OF STOCKHOLDERS OF FAIRFIELD AND
  CENDANT...................................................     66
  Authorized Capital Stock..................................     66
  Board of Directors........................................     66
  Committees of the Board of Directors......................     67
  Newly Created Directorships and Vacancies.................     68
  Removal of Directors......................................     68
  Officers..................................................     68
  Special Meetings of Stockholders..........................     69
  Quorum at Stockholder Meetings............................     69
  Stockholder Action by Written Consent.....................     69
  Advance Notice of Stockholder-Proposed Business at Annual
    Meetings................................................     70
  Amendment of Governing Documents..........................     70
  Effect of Interested Stockholder Transactions and Fair
    Price Provision.........................................     71
  Stockholder Rights Plan...................................     72

                                                                PAGE
                                                              --------
EXPERTS.....................................................     75

LEGAL MATTERS...............................................     75

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS..................     75

WHERE YOU CAN FIND MORE INFORMATION.........................     75

ANNEX A                     -- Agreement and Plan of Merger, dated as of November 1, 2000, by and among Cendant Corporation, Grand Slam Acquisition
                               Corp. and Fairfield
                               Communities, Inc............................................    A-1
ANNEX B                     -- Stock Option Agreement, dated November 1, 2000, between
                               Cendant Corporation and Fairfield Communities, Inc..........    B-1
ANNEX C                     -- Voting Agreement, dated as of November 1, 2000, by and among
                               Cendant Corporation and various stockholders of Fairfield
                               listed on Schedule A to the Voting Agreement................    C-1
ANNEX D                     -- Opinion of Bear, Stearns & Co. Inc..........................    D-1
ANNEX E                     -- Opinion of Stephens Inc.....................................    E-1
ANNEX F                     -- Delaware General Corporation Law--Section 262--Appraisal
                               Rights......................................................    F-1

                          QUESTIONS AND ANSWERS ABOUT
                       THE MERGER AND THE SPECIAL MEETING

Q:  WHAT IS THE PROPOSED MERGER?

A: In the proposed merger, Fairfield will merge with a subsidiary of Cendant.
    Fairfield will survive the merger as a wholly owned subsidiary of Cendant. The merger agreement is attached to this proxy statement-prospectus as Annex
    A. You are encouraged to read it carefully.

Q:  WHAT IS CENDANT CORPORATION?

A: Cendant Corporation is one of the foremost providers of real estate, travel and direct marketing-related consumer and business services in the world. Cendant's core competencies include building franchise systems, providing outsourcing solutions and direct marketing. As a franchiser, Cendant is among the world's leading franchisers of real estate brokerage offices, hotels, rental car agencies, and tax preparation services. As a provider of outsourcing solutions, Cendant is a major provider of mortgage services to consumers, the global leader in corporate and government employee relocation, and the world's largest vacation exchange service. In direct marketing, Cendant provides an array of value driven products and services. Other business units include NCP, the United Kingdom's largest private car park operator, and WizCom, an information technology services provider. From a financial reporting standpoint, Cendant has separated its business into two groups, Cendant Group, which includes all of Cendant's businesses (other than Move.com Group) and a retained interest in Move.com Group that is tracked by Cendant common stock designated CD common stock, and Move.com Group, Cendant's online relocation, real estate and home related products and services portal, MOVE.COM, that is tracked by Cendant common stock designated Move.com common stock.

Q:  WHAT WILL I RECEIVE IN THE MERGER?

A: You will have the right to elect to receive either Cendant common stock designated CD common stock or cash in exchange for each of your shares of Fairfield common stock. Based on your election but subject to other terms of the merger agreement, you will receive one of the following:

    - The "STOCK ELECTION," which consists of 1.2500 shares of CD common stock for each share of Fairfield common stock, unless the average trading price of CD common stock is more or less than $12.00. The "average trading price" means the average of the 4:00 p.m. Eastern Time closing sales prices of CD common stock reported on the New York Stock Exchange Composite Tape for the 20 consecutive trading days ending on and including the trading day immediately before the date of the special meeting of the stockholders of Fairfield. The adjustments that may be made to the exchange ratio are as follows:

          AVERAGE TRADING PRICE                           EXCHANGE RATIO
------------------------------------------  ------------------------------------------
Equal to or greater than $13.5960           Equal to the quotient of $16.00 divided by
                                            the average trading price

Greater than $12.00 but less than $13.5960  Equal to 0.6250 plus the quotient of $7.50 divided by the average trading price

Equal to $12.00                             1.2500

Less than $12.00 but greater than $7.00     Equal to the quotient of $15.00 divided by
                                            the average trading price

Equal to or less than $7.00                 2.1428

    - The "CASH ELECTION," which consists of $15.00 in cash for each share of Fairfield common stock plus, if the average trading price is greater than $12.00, a fraction of a share of CD common stock that equals the excess of the value of the stock election, based on the average trading price, over $15.00. The maximum value of that fractional share will not exceed $1.00.

    If you fail to return the election form/letter of transmittal to the exchange agent in a timely manner, you will receive the stock election for each of your shares of Fairfield common stock.

    Cendant will not issue fractional shares in the merger. Cendant will round the total number of shares of CD common stock you receive down to the nearest whole number of shares, and you will receive a cash payment based on the average trading price for any remaining fraction instead of a fractional share of CD common stock.

    By way of example, on [ ], 2001, the last day for which this information could be calculated before the date of this proxy statement-prospectus, the average trading price of CD common stock as calculated above for the 20-trading day period ending on that date was $[ ]. If that were the final average trading price of CD common stock for the 20-trading day period before the special meeting, the exchange ratio would be equal to [ ] and you would receive [ ] shares of CD common stock under the stock election or $15.00 under the cash election in exchange for each share of Fairfield common stock. Based on the last reported sale price of CD common stock of $[ ] on [ ], 2001, the value of this exchange ratio would result in your receiving stock under the stock election with a total value of $[ ] in exchange for each share of Fairfield common stock. THIS CALCULATION IS INTENDED SOLELY TO ILLUSTRATE THE CALCULATION OF THE EXCHANGE RATIO. THE ACTUAL VALUE YOU RECEIVE UNDER THE STOCK ELECTION OR THE CASH ELECTION IN THE MERGER MAY VARY SIGNIFICANTLY FROM THE AVERAGE TRADING VALUE OF THE CD COMMON STOCK.

    The value of the transaction will fluctuate between the date of this proxy statement-prospectus and the completion of the merger, based upon the market price for shares of CD common stock. The exchange ratio is calculated in a manner designed to provide you with $15.00 in value, based on the final average trading price, under the stock election or the cash election in exchange for each share of Fairfield common stock so long as the average trading price of a share of CD common stock during the 20-trading day period before the special meeting is between $7.00 and $12.00 and the price of CD common stock does not change between the special meeting date and the closing date. The value under the stock election or the cash election will be between $15.00 and $16.00 if the average trading price of a share of CD common stock determined as described in the first paragraph of this answer exceeds $12.00.

Q:  WHEN WILL A FINAL EXCHANGE RATIO BE ANNOUNCED?

A: Cendant and Fairfield will determine the final exchange ratio on the day before the special meeting of Fairfield stockholders. Cendant and Fairfield intend to issue a joint press release announcing the final exchange ratio promptly after it is determined.

Q:  IF I CHOOSE THE CASH ELECTION, WILL I BE ASSURED OF RECEIVING ONLY CASH?

A: No. The total amount of cash Cendant is required to pay in the merger will not exceed the product of $7.50 multiplied by the total number of outstanding shares of Fairfield common stock immediately prior to the effective time of the merger. However, the amount of cash available for persons making the cash election is reduced by the product of the number of shares held by Fairfield stockholders exercising their appraisal rights multiplied by the value, based on the final average trading price, of the stock election. If the total amount of cash to be paid to stockholders choosing the cash election plus the amount attributable to stockholders exercising their appraisal rights is greater than the total amount Cendant is required to pay in cash, then the amount of cash a stockholder making the cash election will receive may be reduced on a pro rata basis with the other stockholders making the cash election. In lieu of cash, each of the stockholders making the cash election will receive a number of shares of CD common stock equal to the value, based on the final average trading price, of the cash that was reduced. Fairfield stockholders electing cash may also receive up to $1.00 of CD common stock if the average trading price for CD common stock is greater than $12.00.

Q: IF I CHOOSE THE STOCK ELECTION, OR IF I DO NOT MAKE ANY ELECTION, WILL I BE ASSURED OF RECEIVING ONLY STOCK?

A: No. Cendant has the right, exercisable at any time at least two business days prior to the closing of the merger, to pay cash for any shares of Fairfield common stock instead of issuing CD common stock. Any increase in the amount of cash to be paid by Cendant will first be paid to Fairfield stockholders electing to receive cash who were subject to proration as described in the preceding question, then paid on a pro rata basis to Fairfield stockholders making the stock election.

Q:  WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A: We plan to complete the merger as soon as possible after the special meeting and the satisfaction or waiver of other conditions to the merger, including the receipt of any necessary regulatory approvals. We anticipate the merger will be completed in the first quarter of 2001.

Q:  WHAT AM I BEING ASKED TO VOTE ON?

A: You are being asked to approve and adopt the merger agreement.

Q:  WHAT DOES THE FAIRFIELD BOARD OF DIRECTORS RECOMMEND?

A: The Fairfield board of directors has unanimously approved the merger agreement and recommends that Fairfield stockholders vote FOR the proposal to approve and adopt the merger agreement.

Q:  WHEN AND WHERE IS THE FAIRFIELD SPECIAL MEETING?

A: The special meeting of Fairfield stockholders to vote on the merger will be
    at [            ], [            ], [            ] on [            ],
    [            ], 2001 at [  ]:00 [  ].m., Eastern Time.

Q.  WHO CAN VOTE ON THE MERGER?

A: Holders of Fairfield common stock at the close of business on [      ], 2001
    can vote at the special meeting.

Q.  WHAT VOTE IS REQUIRED TO APPROVE THE MERGER?

A: The merger must be approved by the holders of a majority of the total number of outstanding shares of Fairfield common stock on [ ], 2001.

Q:  WHO ELSE MUST APPROVE THE MERGER?

A: In addition to the approval of Fairfield stockholders, the merger agreement requires that the parties obtain the consents, approvals or exemptions of certain state timeshare regulators and third parties. Cendant is not required to obtain the approval of its stockholders to complete the merger.

Q:  WHAT DO I NEED TO DO NOW?

A: After carefully reading and considering the information contained in this proxy statement-prospectus, please vote your shares as soon as possible. You may vote your shares by signing and mailing the enclosed proxy card. If you sign and send in your proxy but do not indicate how you want to vote, your proxy will be counted as a vote in favor of the merger agreement. If you do not vote in person or by proxy, it will count as a vote against the merger agreement.

Q:  IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY
  SHARES FOR ME?

A: No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares, using the instructions provided by your broker.

Q:  CAN I CHANGE MY VOTE AFTER I MAIL MY PROXY CARD?

A: Yes. You can change your vote at any time before your proxy is voted at the special meeting. You can do this by:

    - delivering, prior to the special meeting, to Secretary, Fairfield Communities, Inc., 8669 Commodity Circle, Suite 200, Orlando, Florida 32819, a written notice of revocation bearing a later date or time than the proxy,

    - submitting another proxy that is later dated and, if applicable, that is properly signed, or

    - attending the special meeting and voting in person. However, your attendance alone will not revoke your proxy--you must also vote in person.

    If you instructed a broker to vote your shares, you must follow your broker's directions for changing those instructions.

Q:  IS MY VOTE IMPORTANT?

A: Yes. Your vote is important. Approval of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Fairfield common stock. If you do not vote, it will have the same effect as a vote against the merger.

Q:  WHEN SHOULD I SEND IN MY STOCK CERTIFICATES?

A: In order to receive the merger consideration as promptly as possible following the closing of the merger, the exchange agent must receive your validly completed election form/letter of transmittal together with your Fairfield stock certificates by 5:00 p.m., Eastern Time, on the date of the effective time of the merger. AFTER THE EFFECTIVE TIME OF THE MERGER, YOU MAY NOT MAKE ANY ELECTIONS WITH RESPECT TO THE CONSIDERATION YOU WISH TO RECEIVE IN THE MERGER. CENDANT AND FAIRFIELD INTEND TO ISSUE A JOINT PRESS RELEASE ANNOUNCING THE DATE OF THE EFFECTIVE TIME OF THE MERGER AFTER IT IS DETERMINED.

   The election form/letter of transmittal must be sent, together with your Fairfield stock certificates, to the exchange agent at the addresses set forth below:

                                    By Mail:
                            Mellon Investor Services LLC
                                   P.O. Box 3301
                         South Hackensack, New Jersey 07606
                        Attention: Reorganization Department

                                By Hand Delivery:
                            Mellon Investor Services LLC
                                 85 Challenger Road
                             Mail Drop--Reorganization
                         Ridgefield Park, New Jersey 07660
                        Attention: Reorganization Department

Q:  HOW DO I SPECIFY IF I WANT CASH OR SHARES OF CD COMMON STOCK?

A: You must complete the enclosed election form/letter of transmittal and indicate the number of shares of Fairfield common for which you make the cash election and the number of shares of Fairfield common stock for which you make the stock election.

Q:  CAN I REVOKE MY ELECTION?

A: Yes. You can revoke your election by giving written notice to the exchange agent prior to 5:00 p.m., Eastern Time, on the date of the effective time of the merger, or by withdrawing your shares of Fairfield common stock (or withdrawing your guarantee of delivery of your shares) prior to the deadline listed above. AFTER THE EFFECTIVE TIME OF THE MERGER, YOU MAY NOT REVOKE ANY ELECTION YOU HAVE MADE WITH RESPECT TO THE CONSIDERATION YOU WISH TO RECEIVE IN THE MERGER.

Q:  CAN I MAKE PARTIAL ELECTIONS?

A: Yes. The election form/letter of transmittal allows you to make an election solely for cash or for CD common stock or for a combination of cash and CD common stock. For example, you may elect to receive CD common stock for some of your shares of Fairfield common stock and cash for the remainder. Elections to receive cash and/or shares of CD common stock are subject to proration among Fairfield stockholders in the event of oversubscription for cash.

Q:  WHAT IF I FAIL TO MAKE AN ELECTION?

A: If you fail to make an election, you will receive the stock election.
    However, Cendant has the option to substitute cash for CD common stock as previously described in these questions and answers.

Q:  DO I HAVE APPRAISAL RIGHTS?

A: Yes. If you wish to exercise appraisal rights, you will have the right to receive an appraisal of the value of your shares of Fairfield common stock in connection with the merger. If you wish to exercise your appraisal rights you must follow the requirements of Delaware law. For a summary describing the requirements you must follow in order to exercise your appraisal rights see "The Merger--Appraisal Rights" on pages [ ] through [ ].

Q:  WHAT ARE THE MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE
  MERGER TO ME?

A: The exchange of Fairfield common stock for cash and/or CD common stock pursuant to the merger will be a taxable transaction for United States federal income tax purposes and possibly for state, local and foreign income tax purposes as well. See "The Merger--Federal Income Tax Consequences of the Merger" on pages [ ] through [ ]. FAIRFIELD STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS FOR A FULL UNDERSTANDING OF THE TAX CONSEQUENCES TO THEM OF THE MERGER.

Q:  HOW WILL THE MERGER BE TREATED FOR ACCOUNTING PURPOSES?

A: The merger will be accounted for under the purchase method of accounting in accordance with accounting principles generally accepted in the United States. Accordingly, the cost to acquire Fairfield will be allocated to the tangible assets acquired and liabilities assumed based on their fair values, with any excess being treated as goodwill and other intangible assets.

Q:  WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions about the merger or if you need additional copies of this proxy statement-prospectus, the enclosed proxy card or the enclosed election form/letter of transmittal you should contact:

                          Mellon Investor Services LLC
                                 44 Wall Street
                                   7th Floor
                            New York, New York 10005
                           (866) 892-5622 (toll free)

Q:  WHERE CAN I FIND MORE INFORMATION ABOUT THE COMPANIES?

A: You can find more information about Fairfield and Cendant from various sources described under "Where You Can Find More Information" on pages [ ] through [ ] of this proxy statement-prospectus.

                                    SUMMARY

    THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT AND MAY NOT CONTAIN ALL THE INFORMATION THAT IS IMPORTANT TO YOU. FOR A MORE COMPLETE UNDERSTANDING OF THE MERGER AND FOR A MORE COMPLETE DESCRIPTION OF THE LEGAL TERMS OF THE MERGER, YOU SHOULD READ THIS ENTIRE DOCUMENT CAREFULLY, AS WELL AS THE ADDITIONAL DOCUMENTS TO WHICH WE REFER YOU. SEE "WHERE YOU CAN FIND MORE INFORMATION" (PAGES [ ] THROUGH [ ]). REFERENCES IN THIS DOCUMENT TO "CENDANT" AND "FAIRFIELD" INCLUDE THEIR RESPECTIVE SUBSIDIARIES UNLESS OTHERWISE INDICATED.

THE COMPANIES

         Cendant Corporation               Fairfield Communities, Inc.
         9 West 57th Street              8669 Commodity Circle, Suite 200
      New York, New York 10019                Orlando, Florida 32819
           (212) 413-1800                         (407) 370-5200

    CENDANT

    Cendant is one of the foremost providers of real estate, travel and direct marketing-related consumer and business services in the world. Cendant's core competencies include building franchise systems, providing outsourcing solutions and direct marketing. As a franchiser, Cendant is among the world's leading franchisers of real estate brokerage offices, hotels, rental car agencies, and tax preparation services. As a provider of outsourcing solutions, Cendant is a major provider of mortgage services to consumers, the global leader in corporate and government employee relocation, and the world's largest vacation exchange service. In direct marketing, Cendant provides an array of value driven products and services. Other business units include NCP, the United Kingdom's largest private car park operator, and WizCom, an information technology services provider. From a financial reporting standpoint, Cendant has separated its business into two groups, Cendant Group, which includes all of Cendant's businesses (other than Move.com Group) and a retained interest in Move.com Group that is tracked by Cendant common stock designated CD common stock, and Move.com Group, Cendant's online relocation, real estate and home related products and services portal, MOVE.COM, that is tracked by Cendant common stock designated Move.com common stock.

    On October 25, 2000, Cendant announced that it intends to distribute 100 percent of the stock of a new company incorporating its individual membership segment and loyalty business to CD common stock holders in a tax free distribution. Cendant expects the process, which includes formation of the company, registration of its shares and distribution of the shares to stockholders, to be completed by mid 2001.

    On November 13, 2000, Cendant announced that it entered into a definitive agreement to acquire all of the outstanding shares of Avis Group Holdings, Inc. that are not already owned by Cendant. Avis is the largest Avis rental car franchisee and is one of the world's leading service and information providers for comprehensive automotive transportation and vehicle management solutions. This transaction is expected to close in the first quarter of 2001.

    FAIRFIELD

    Fairfield is one of the largest vacation ownership companies in the United States in terms of property owners, vacation units constructed and revenues from sales of vacation ownership interests. Fairfield's business includes:

    - sales and marketing of vacation ownership interests at its resorts and off-site sales centers;

    - acquiring, developing and operating vacation ownership resorts;

    - providing consumer financing to individuals purchasing vacation ownership interests; and

    - providing property management services to property owners' associations at its resorts and other resorts.

    Fairfield offers vacation ownership interests that consist of either undivided fee simple interests or specified fixed week interval ownership in fully furnished vacation units.

THE MERGER AGREEMENT (PAGES [  ] THROUGH [  ])

    The merger agreement is attached as Annex A to this proxy statement-prospectus. We encourage you to read the merger agreement. It is the principal document governing the merger.

    CONDITIONS TO THE COMPLETION OF THE MERGER (PAGES [  ] THROUGH [  ])

    The completion of the merger depends upon satisfying a number of conditions, including the following:

    - approval and adoption of the merger agreement by Fairfield stockholders;

    - receipt of all consents and approvals required to complete the merger;

    - absence of any legal prohibition to complete the merger; and

    - listing of shares of CD common stock issuable to Fairfield stockholders on the New York Stock Exchange.

    In addition, Cendant's obligation to complete the merger is subject to, among other things:

    - the accuracy, as of closing, of the representations and warranties made by Fairfield in the merger agreement;

    - the performance by Fairfield of its obligations set forth in the merger agreement; and

    - no condition having been imposed by any governmental entity in connection with any regulatory approval being obtained from it, which requires Fairfield or its subsidiaries to be operated in a manner that is materially different from industry standards in effect on the date of the merger agreement or that is different from the manner in which Fairfield conducted its operations on the date of the merger agreement and which materially adversely affects the business, financial condition, results of operations or prospects of Fairfield and its subsidiaries taken as a whole, or their businesses taken as a whole.

    In addition, Fairfield's obligation to complete the merger is subject to, among other things:

    - the accuracy, as of closing, of the representations and warranties made by Cendant in the merger agreement; and

    - the performance by Cendant of its obligations set forth in the merger agreement.

    TERMINATION OF THE MERGER AGREEMENT (PAGES [  ] THROUGH [  ])

    The merger agreement may be terminated at any time prior to the completion of the merger:

    - by mutual written consent of Cendant and Fairfield;

    - by either Cendant or Fairfield if:

       - the merger agreement is not approved by Fairfield's stockholders at the special meeting;

       - any government or court action prevents the merger or would have a material adverse effect on Fairfield or Cendant; or

       - the merger is not completed by March 31, 2001. However, neither party may terminate for this reason if its failure to perform any obligation is the reason the merger has not been completed. Either party can extend this date up to April 30, 2001 if the merger has not been completed because a regulatory approval has not been obtained and that party expects the approval to be obtained within the extended period. Cendant may extend the March 31, 2001 date up to 15 business days if the transfer of Fairfield's real estate development assets is scheduled to take place within that 15-day period;

    - by Cendant, if Fairfield changes its recommendation to Fairfield stockholders as provided in the merger agreement or fails to convene a meeting of Fairfield stockholders to vote on the merger; or

    - by Fairfield, if its board of directors determines, consistent with its fiduciary duties to Fairfield's stockholders, that Fairfield should enter into an acquisition agreement with another party providing for a transaction that the Fairfield board of directors deems superior to the merger.

    TERMINATION FEES (PAGE [  ])

    Fairfield must pay to Cendant a termination fee of $32 million if any of the following occurs:

    - another proposal to acquire Fairfield is made and either Fairfield or Cendant terminates the merger agreement because the merger was not completed by March 31, 2001, as such date may be extended, and, within 12 months of the termination, Fairfield enters into a definitive agreement to complete a takeover of Fairfield;

    - another proposal to acquire Fairfield is made and either Fairfield or Cendant terminates the merger agreement because Fairfield stockholders did not approve the merger at the special meeting and the average trading price of CD common stock is not below $6.00 and, within 12 months of the termination, Fairfield enters into a definitive agreement to complete a takeover of Fairfield;

    - Fairfield terminates the merger agreement because Fairfield's board of directors determines, consistent with its fiduciary duties to Fairfield's stockholders, that Fairfield should enter into an acquisition agreement to complete a transaction that the Fairfield board of directors deems superior to the merger; or

    - another proposal to acquire Fairfield is made, the Fairfield board of directors changes its recommendation to Fairfield stockholders as provided in the merger agreement and the merger agreement is terminated by either party for any reason.

FAIRFIELD'S AND CENDANT'S REASONS FOR THE MERGER (PAGES [  ] THROUGH [  ])

    FAIRFIELD'S REASONS FOR THE MERGER

    Some of Fairfield's reasons for the merger include:

    - that the merger consideration to be received by Fairfield stockholders was 46.3%, 73.1% and 76.9% higher than the average sale price of Fairfield common stock over the 20-day, 60-day and 120-day period ended October 17, 2000, respectively, which was the day before Fairfield announced it was engaged in preliminary discussions concerning a possible merger or other transaction with an undisclosed company;

    - the advice of Bear, Stearns & Co. Inc. and Stephens Inc. described under "Opinions of Fairfield's Financial Advisors" (pages [ ] through [ ]) and their opinions to the effect that, subject to the assumptions, condition and limitations contained in their opinion letters, the merger consideration is fair to the stockholders of Fairfield, other than the stockholders who are parties to the voting agreement, from a financial point of view;

    - the value of the stock election would not fall below $15.00 unless the average trading price of CD common stock fell below $7.00;

    - the right of Fairfield's stockholders to elect to receive the merger consideration in cash or CD common stock or a combination of cash and stock, subject to Cendant's option to pay up to 100 percent of the merger consideration in cash; and

    - the financial condition of Cendant and the ability to complete the merger in a timely manner.

    CENDANT'S REASONS FOR THE MERGER

    Some of Cendant's reasons for the merger include:

    - the merger will provide Cendant with a unique opportunity to expand the scope of its involvement in the vacation ownership and travel industries;

    - Fairfield's experienced senior managers average more than 20 years' experience each in the vacation ownership industry and have developed strong sales and marketing teams; and

    - the fact that Cendant has the option of substituting cash for all of the merger consideration.

BOARD OF DIRECTORS RECOMMENDATION TO FAIRFIELD STOCKHOLDERS (PAGE [  ])

    The Fairfield board of directors has unanimously approved the merger agreement, the merger and the other transactions contemplated by the merger agreement. The Fairfield board of directors believes that the merger agreement and the merger are in the best interests of Fairfield and its stockholders and recommends that you vote FOR the adoption of the merger agreement at the special meeting.

OPINIONS OF FAIRFIELD'S FINANCIAL ADVISORS (PAGES [  ] THROUGH [  ])

    In deciding to approve the merger agreement, the merger and the other transactions contemplated by the merger agreement, the Fairfield board of directors considered the opinions, each dated November 1, 2000, of its financial advisors, Bear Stearns and Stephens, as to the fairness, as of such date, from a financial point of view to the holders of Fairfield common stock, other than the stockholders who are parties to the voting agreement, of the merger consideration. The written opinions of Bear Stearns and Stephens are attached as Annexes D and E, respectively, to this proxy statement-prospectus. WE ENCOURAGE YOU TO READ THESE OPINIONS CAREFULLY AND IN THEIR ENTIRETY AS THEY SET FORTH THE ASSUMPTIONS, CONDITIONS AND LIMITATIONS ON WHICH SUCH OPINIONS ARE BASED.

THE STOCK OPTION AGREEMENT (PAGES [  ] THROUGH [  ])

    In connection with the merger agreement, Fairfield entered into a stock option agreement with Cendant. Under the stock option agreement, Fairfield granted to Cendant an irrevocable option to purchase up to 8,448,027 shares of Fairfield common stock, which is subject to customary adjustments. The exercise price per share under the option is equal to the merger consideration. However, if Cendant exercises its option and the special meeting has not occurred, then the exercise price will be calculated using the average trading price of CD common stock during the 20-trading day period ending on and including the trading day immediately prior to the date that Cendant gives Fairfield notice that it intends to exercise the option. Cendant can exercise its option in whole or in part at any time or from time to time. As of the date of this proxy statement-prospectus, Cendant has not exercised its option. If at any time prior to the exercise of the option, Fairfield issues additional shares of its common stock, then the number of shares of Fairfield common stock for which the option is exercisable will automatically adjust not to exceed 19.9% of the total number of shares of Fairfield common stock issued and outstanding. The stock option agreement is attached hereto as Annex B and is incorporated by reference into this proxy statement-prospectus.

THE VOTING AGREEMENT (PAGES [  ] THROUGH [  ])

    In connection with the merger, Cendant entered into a voting agreement with the Fairfield stockholders listed on Schedule A to the voting agreement. At November 1, 2000, these stockholders beneficially owned 7,186,644 outstanding shares of Fairfield common stock and 510,000 shares that were issuable upon the exercise of outstanding options that were either vested or would vest within 60 days of November 1, 2000. These shares represented approximately 18.15% of the total issued and outstanding shares at November 1, 2000. Under the voting agreement, these stockholders will vote those shares which they continue to own through the date of the special meeting of the stockholders of Fairfield and any additional shares acquired by them prior to the date of such meeting in favor of the merger agreement and against any proposals presented for a vote to prevent or thwart the merger or any transaction contemplated by the merger agreement or the voting agreement. The voting agreement is attached hereto as Annex C and is incorporated by reference into this proxy statement-prospectus.

INTERESTS OF CERTAIN PERSONS IN THE MERGER (PAGES [  ] THROUGH [  ])

    In addition to their interests as stockholders, the directors and executive officers of Fairfield may have interests in the merger that are different from, or in addition to, your interests. These interests exist because of rights they may have under individual employment agreements, compensation, benefit and bonus plans and a bonus payable to the President and Chief Executive Officer of Fairfield. Cendant will also indemnify the executive officers and directors of Fairfield for events occurring prior to, at, or after the effective time of the merger. In addition, one director is a senior officer of one of Fairfield's financial advisors.

    The members of the Fairfield board of directors knew of these additional interests, and considered them when they approved the merger.

STOCK EXCHANGE LISTING (PAGE [  ])

    Cendant has begun preparation of a listing application to list the shares of Cendant common stock designated CD common stock to be issued to Fairfield stockholders in connection with the merger with the New York Stock Exchange.

THE SPECIAL MEETING (PAGES [  ] THROUGH [  ])

    The special meeting of Fairfield stockholders to vote on the merger
agreement will be at [            ], [      ], [            ] on [            ],
[            ], 2001 at [  ]:00 [  ].m., Eastern Time.

VOTE REQUIRED TO APPROVE THE MERGER AGREEMENT (PAGE [  ])

    Fairfield stockholders will vote on a proposal to approve and adopt the merger agreement. Approval of this proposal requires the affirmative vote of the holders of at least a majority of all shares of Fairfield common stock that are outstanding and entitled to vote at the special meeting.

    At November 30, 2000, Fairfield directors and executive officers as a group owned and were entitled to vote approximately 8.18% of the outstanding shares of Fairfield common stock. Each of the directors and executive officers of Fairfield that is entitled to vote at the Fairfield special meeting has indicated that he intends to vote his shares in favor of the merger proposal outlined above.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER
  (PAGES [  ] THROUGH [  ])

    The exchange of Fairfield common stock for cash and/or CD common stock pursuant to the merger will be a taxable transaction for United States federal income tax purposes and possibly for state, local and foreign income tax purposes. FAIRFIELD STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS FOR A FULL UNDERSTANDING OF THE TAX CONSEQUENCES TO THEM OF THE MERGER.

ACCOUNTING TREATMENT (PAGE [  ])

    The merger will be accounted for using the purchase method of accounting as such term is used under generally accepted accounting principles in the United States. The purchase method accounts for a merger as an acquisition of one company by another.

APPRAISAL RIGHTS (PAGES [  ] THROUGH [  ])

    Under Delaware law, Fairfield stockholders who comply with the applicable requirements of Delaware law will have the right to receive an appraisal of the value of their shares of Fairfield common stock in connection with the merger. We have included a copy of Delaware General Corporation
Law--Section 262--Appraisal Rights as Annex F to this proxy statement-prospectus.

                               FINANCIAL SUMMARY

MARKET PRICE DATA

    Fairfield common stock is traded on the New York Stock Exchange under the symbol "FFD." CD common stock is traded on the New York Stock Exchange under the symbol "CD." The following table presents trading information for CD common stock and Fairfield common stock on the New York Stock Exchange on October 17,
2000, November 1, 2000 and [        ], 2001. October 17, 2000 was the last full
trading day prior to Fairfield's announcement that it was engaged in preliminary discussions concerning a possible merger or other transaction with an undisclosed company. November 1, 2000 was the last full trading day prior to the
public announcement of the merger. [        ], 2001 was the last full trading
day prior to the printing of this proxy statement-prospectus.

                                      CD                                FAIRFIELD
                                 COMMON STOCK                          COMMON STOCK
                     ------------------------------------   ----------------------------------
                        HIGH         LOW         CLOSE         HIGH         LOW        CLOSE
                     ----------   ----------   ----------   ----------   ---------   ---------
                             (DOLLARS PER SHARE)                   (DOLLARS PER SHARE)
October 17, 2000....  9 5/8        8 7/8        8 15/16     11 7/8       10 3/4      11 5/8
November 1, 2000.... 12 7/16      11 5/8       12 1/16      13 3/16      12 1/4      13 1/8
[          ],
 2001...............  []           []           []           []           []          []

    On [           ], 2001, there were approximately [      ] holders of record
of Fairfield common stock.

HISTORICAL MARKET PRICES AND DIVIDENDS

    The following table sets forth, for the periods indicated, the high and low sale prices per share of CD common stock and Fairfield common stock on the New York Stock Exchange, based on published financial sources.

                                         CD                                         FAIRFIELD
                                    COMMON STOCK                                 COMMON STOCK(1)
                     -------------------------------------------   -------------------------------------------
CALENDAR PERIOD              HIGH                   LOW                    HIGH                   LOW
---------------      --------------------   --------------------   --------------------   --------------------
                                                        (DOLLARS PER SHARE)
Fiscal 1998 (ended
 December 31, 1998)
  First Quarter.....      41 1/2                   32 1/8                   23 3/8                 16 15/32
  Second Quarter....      41 11/16                 17                       24 7/8                 16 11/16
  Third Quarter.....      22 7/8                   10 1/16                  19                      9
  Fourth Quarter....      20 3/4                    6 1/2                   12 3/16                 6 1/2
Fiscal 1999 (ended
 December 31, 1999)
  First Quarter.....      22 9/16                   14 7/8                   11 15/16                7
  Second Quarter....      21 1/16                   15 3/8                   17 1/8                  8 5/8
  Third Quarter.....      22 5/8                    17                       16 11/16               10 3/4
  Fourth Quarter....      26 15/16                  13 5/8                   13 1/8                  9 5/8
Fiscal 2000 (ending
 December 31, 2000)
  First Quarter.....      26 5/16                   15 5/8                   12 15/16                 7 1/2
  Second Quarter....      19 1/4                    11 27/32                  9 5/16                  7 1/2
  Third Quarter.....      14 13/16                  10 1/2                   10 3/4                   6 7/8
  Fourth Quarter
    (through
    December 11,
    2000)...........      12 3/4                    8 1/8                   14 7/16                   8 3/4

------------------------

(1) The share prices have been adjusted for the Fairfield two-for-one stock split effected January 30, 1998.

    DIVIDEND POLICY. Both Cendant and Fairfield have historically not paid dividends on their common stock and do not expect to pay any dividends in the foreseeable future. In addition, the terms of some of Fairfield's existing debt agreements limit its ability to pay dividends on Fairfield common stock.

    POST-MERGER DIVIDEND POLICY. Following the merger, the declaration of dividends will be at the discretion of the Cendant board of directors and will be determined after consideration of various factors, including, without limitation, the earnings and financial condition of Cendant and its subsidiaries. Cendant expects to retain its earnings for the development and expansion of its business, including acquisitions, and the repayment of indebtedness and does not anticipate paying dividends on CD common stock in the foreseeable future.

                 SELECTED HISTORICAL FINANCIAL DATA OF CENDANT

    The selected historical consolidated statement of operations data for the years ended December 31, 1999, 1998, and 1997 and the balance sheet data as of December 31, 1999 and 1998 are derived from Cendant's audited consolidated financial statements and accompanying notes. The selected historical consolidated statement of operations data for the years ended December 31, 1996 and 1995 and the balance sheet data as of December 31, 1997, 1996 and 1995 are derived from Cendant's unaudited consolidated financial data included in a Current Report on Form 8-K dated November 28, 2000. The selected historical consolidated financial data as of and for the nine months ended September 30, 2000 and 1999, are derived from Cendant's unaudited consolidated condensed financial statements. You should read this table in conjunction with Cendant's restated consolidated financial statements at December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 filed in a Current Report on Form 8-K dated November 28, 2000 and Cendant's unaudited consolidated condensed financial statements at September 30, 2000 and for the nine months ended September 30, 2000 and 1999, which are incorporated by reference into this proxy statement-prospectus. See "Where You Can Find More Information" on pages
[  ] through [  ].

                                             NINE MONTHS
                                                ENDED
                                            SEPTEMBER 30,
                                             (UNAUDITED)                               YEAR ENDED DECEMBER 31,
                                        ----------------------      -------------------------------------------------------------
                                          2000          1999          1999          1998          1997          1996       1995
                                        --------      --------      --------      --------      --------      --------   --------
                                                                 (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
OPERATIONS
NET REVENUES..........................  $ 2,962       $ 3,427       $ 4,521       $ 4,465       $ 3,553       $ 2,559    $ 1,998
                                        -------       -------       -------       -------       -------       -------    -------
Operating expense.....................      994         1,189         1,605         1,652         1,130           994        855
Marketing and reservation expense.....      451           471           596           622           623           522        391
General and administrative expense....      353           429           537           544           537           269        212
Depreciation and amortization
  expense.............................      244           259           347           303           222           134         78
Other charges.........................       83(1)         47(2)      2,947(3)        838(4)        701(5)         --         --
Interest expense, net.................       85           153           196           112            51            12         16
Net gain (loss) on dispositions of
  businesses..........................       (7)          799           967            --            --            --         --
Provision (benefit) for income
  taxes...............................      234           386          (468)          135           207           262        181
Minority interest, net of tax.........       61            46            61            51            --            --         --
                                        -------       -------       -------       -------       -------       -------    -------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS..........................  $   450       $ 1,246       $  (333)      $   208       $    82       $   366    $   265
                                        =======       =======       =======       =======       =======       =======    =======
INCOME (LOSS) FROM CONTINUING
  OPERATIONS PER SHARE OF CD COMMON
  STOCK:
  Basic...............................  $  0.63       $  1.63       $ (0.44)      $  0.25       $  0.10       $  0.48    $  0.38
  Diluted.............................     0.61          1.53         (0.44)         0.24          0.10          0.45       0.36

FINANCIAL POSITION
Total assets..........................  $14,586       $14,281       $14,531       $19,421       $13,453       $12,152    $ 7,944
Long-term debt........................    2,074         3,344         2,445         3,363         1,246           780        320
Assets under management and mortgage
  programs............................    3,018         3,326         2,726         7,512         6,444         5,729      4,956
Debt under management and mortgage
  programs............................    2,143         2,794         2,314         6,897         5,603         5,090      4,428
Mandatorily redeemable preferred
  securities issued by subsidiary
  holding solely senior debentures
  issued by Cendant...................    1,681         1,476         1,478         1,472            --            --         --
Mandatorily redeemable preferred
  interest in a subsidiary............      375            --            --            --            --            --         --
Stockholders' equity..................    2,690         3,849         2,206         4,836         3,921         3,956      1,898

------------------------------

(1) Represents charges of (i) $86 million ($57 million, after tax, or $0.07 per diluted share) in connection with restructuring and other initiatives,
    (ii) $20 million ($12 million, after tax, or $0.02 per diluted share) in connection with litigation asserting claims associated with accounting irregularities in the former business units of CUC International and outside of Cendant's principal common stockholder class action lawsuit,
    (iii) $15 million ($9 million, after tax, or $0.01 per diluted share) for investigation related costs, and (iv) $3 million ($2 million, after tax) in connection with the postponement of the initial public offering of Move.com common stock. Such charges were partially offset by a non-cash credit of $41 million ($26 million, after tax, or $0.03 per diluted share) in connection with a change to the original estimate of the number of Rights to be issued in connection with Cendant's perpetual redeemable income debt ("PRIDES") settlement resulting from unclaimed and uncontested Rights.

(2) Represent charges of (i) $23 million ($15 million, after tax, or $0.02 per diluted share) in connection with the transition of Cendant's lodging franchisees to a Cendant sponsored property management system,
    (ii) $13 million ($8 million, after tax, or $0.01 per diluted share) for investigation related costs, (iii) $7 million ($4 million, after tax) related to the termination of a proposed acquisition, and (iv) $5 million ($4 million, after tax) principally related to the consolidation of European call centers in Cork, Ireland. Such charges were partially offset by an unusual credit of $1 million ($1 million, after tax) recorded in connection with the sale of a Cendant subsidiary.

(3) Represents charges of (i) $2,894 million ($1,839 million, after tax, or $2.45 per diluted share) associated with the preliminary agreement to settle Cendant's principal shareholder securities class action suit,
    (ii) $7 million ($4 million, after tax, or $0.01 per diluted share) in connection with the termination of the proposed acquisition of RAC Motoring Services, (iii) $21 million ($13 million, after tax, or $0.02 per diluted share) of investigation-related costs, (iv) $23 million ($15 million, after tax, or $0.02 per diluted share) of additional charges to fund an irrevocable contribution to an independent technology trust responsible for completing the transition of Cendant's lodging franchises to a Cendant sponsored property management system, and (v) $2 million ($1 million, after tax) of costs primarily resulting from the consolidation of European call centers in Cork, Ireland.

(4) Represents charges of (i) $351 million ($228 million, after tax, or $0.26 per diluted share) associated with the agreement to settle Cendant's PRIDES securities class action suit, (ii) $433 million ($282 million, after tax, or $0.32 per diluted share) for the costs of terminating the proposed acquisitions of American Bankers Insurance Group, Inc. and Providian Auto and Home Insurance Company and (iii) $121 million ($79 million, after tax, or $0.09 per diluted share) for investigation-related costs, including incremental financing costs, and executive terminations. Such charges are partially offset by a net credit of $67 million ($44 million, after tax, or $0.05 per diluted share) associated with changes to the estimate of previously recorded merger-related costs and other unusual charges.

(5) Represents merger-related costs and other unusual charges of $701 million ($503 million, after tax, or $0.59 per diluted share) primarily associated with the merger of HFS Incorporated and CUC International Inc. and the merger with PHH Corporation in April 1997.

             SELECTED UNAUDITED PRO FORMA FINANCIAL DATA OF CENDANT

    The unaudited pro forma financial data of Cendant presented below as of and for the nine months ended September 30, 2000 and for the year ended
December 31, 1999 gives effect to the planned acquisition of Avis and should be read in conjunction with the pro forma information for Cendant filed in a Current Report on Form 8-K dated November 17, 2000, incorporated by reference into this proxy statement-prospectus. Cendant has completed or announced other acquisitions (including the acquisition of Fairfield) and dispositions which are not significant and, accordingly, have not been included in the accompanying pro forma financial data. See "Where You Can Find More Information" on pages [ ] through [ ].

                                                                NINE MONTHS
                                                                   ENDED          YEAR ENDED
                                                               SEPTEMBER 30,     DECEMBER 31,
                                                                   2000              1999
                                                              ---------------   --------------
                                                               (IN MILLIONS, EXCEPT PER SHARE
                                                                          AMOUNTS)
OPERATIONS
Net Revenues................................................      $ 4,942          $ 6,778
                                                                  -------          -------

Direct operating expense....................................        1,544            2,310
Vehicle depreciation and lease charges......................          511              667
Selling, general and administrative expense.................        1,286            1,654
Depreciation and amortization expense.......................          304              396
Other charges...............................................           83            2,947
Interest expense, net.......................................          324              411
Net gain (loss) on dispositions of businesses...............          (42)              86
Provision (benefit) for income taxes........................          308             (423)
Minority interest, net of tax...............................           61               61
                                                                  -------          -------
INCOME (LOSS) FROM CONTINUING OPERATIONS....................      $   479          $(1,159)
                                                                  =======          =======

INCOME (LOSS) FROM CONTINUING OPERATIONS PER SHARE OF CD
  COMMON STOCK:
  Basic.....................................................      $  0.67          $ (1.54)
  Diluted...................................................         0.64            (1.54)

FINANCIAL POSITION
Total assets................................................      $24,270
Long-term debt..............................................        2,679
Assets under management and mortgage programs...............        6,032
Debt under management and mortgage programs.................        5,663
Mandatorily redeemable preferred securities issued by
  subsidiary holding solely senior debentures issued by
  Cendant...................................................        1,681
Mandatorily redeemable preferred interest in a subsidiary...          375
Stockholders' equity........................................        2,690

                SELECTED HISTORICAL FINANCIAL DATA OF FAIRFIELD

    The selected historical consolidated financial data of Fairfield presented below as of and for the year ended December 31 for each of the fiscal years in the five-year period ended December 31, 1999, are derived from Fairfield's audited consolidated financial statements and accompanying notes. The selected historical consolidated financial data as of and for the nine months ended September 30, 2000, and 1999 are derived from Fairfield's unaudited consolidated condensed financial statements. You should read this table in conjunction with Fairfield's consolidated financial statements at December 31, 1999, and 1998, and for each of the three years in the period ended December 31, 1999, and Fairfield's unaudited consolidated condensed financial statements at September 30, 2000, and for the nine months ended September 30, 2000, and 1999, which are incorporated by reference into this proxy statement-prospectus. See "Where You Can Find More Information" on pages [ ] through [ ].

                                                           NINE MONTHS
                                                              ENDED
                                                          SEPTEMBER 30,                    YEAR ENDED DECEMBER 31,
                                                       -------------------   ----------------------------------------------------
                                                         2000       1999       1999       1998       1997       1996       1995
                                                       --------   --------   --------   --------   --------   --------   --------
                                                                        (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
OPERATING DATA:
Revenues:
Vacation ownership interests, net....................   $ 336      $ 283      $ 371      $ 301      $ 256      $ 195      $ 126
Resort management....................................      38         33         44         37         28         27         22
Interest.............................................      23         22         29         34         37         29         24
Net interest income and fees from qualifying special
  purpose entities...................................      19         15         21         10         --         --         --
Other................................................      24         19         27         26         25         23         28
                                                        -----      -----      -----      -----      -----      -----      -----
                                                        $ 440      $ 372      $ 492      $ 408      $ 346      $ 274      $ 200
                                                        =====      =====      =====      =====      =====      =====      =====

Net earnings.........................................   $  50      $  43      $  57      $  44      $  21      $  22      $  14
                                                        =====      =====      =====      =====      =====      =====      =====
Earnings before merger costs and extraordinary
  items..............................................   $  47      $  43      $  57      $  44      $  34      $  22      $  14
                                                        =====      =====      =====      =====      =====      =====      =====

Net earnings per share:
  Basic..............................................   $1.19      $0.98      $1.29      $0.98      $0.48      $0.54      $0.37
                                                        =====      =====      =====      =====      =====      =====      =====
  Diluted............................................   $1.14      $0.95      $1.25      $0.93      $0.46      $0.51      $0.35
                                                        =====      =====      =====      =====      =====      =====      =====

Earnings per share before merger costs and
  extraordinary items:
  Basic..............................................   $1.12      $0.98      $1.29      $0.98      $0.77      $0.54      $0.37
                                                        =====      =====      =====      =====      =====      =====      =====
  Diluted............................................   $1.07      $0.95      $1.25      $0.93      $0.73      $0.51      $0.35
                                                        =====      =====      =====      =====      =====      =====      =====

Weighted average shares outstanding:
  Basic..............................................      42         44         44         45         44         41         38
                                                        =====      =====      =====      =====      =====      =====      =====
  Diluted............................................      44         46         46         47         46         43         40
                                                        =====      =====      =====      =====      =====      =====      =====

BALANCE SHEET DATA (AT PERIOD END):
Receivables, net.....................................   $ 293      $ 233      $ 234      $ 203      $ 297      $ 228      $ 188
Total assets.........................................     619        482        499        431        464        386        320
Total financing arrangements.........................     106         56         54         79        170        113        118
Stockholders' equity.................................     308        268        283        223        187        162        100

------------------------------

- In 1998, Fairfield incorporated two qualifying special purpose entities for the specific purpose of purchasing contracts receivable from Fairfield. During 1999 and 1998, Fairfield sold $133.2 million and $212.7 million, respectively, of contracts receivable to the qualifying special purpose entities. At December 31, 1999 and 1998, the qualifying special purpose entities held contracts receivable totaling $225.9 million and $172.1 million, respectively, with related borrowings of $187.6 million and $142.9 million, respectively.

- In 1997, Fairfield consummated the merger with Vacation Break U.S.A., Inc. which was accounted for as a pooling of interests and, accordingly, all prior period consolidated financial information has been restated as if the merger took place at the beginning of the earliest period presented. In conjunction with the merger, Fairfield recorded merger costs of $16.9 million
  ($12.8 million after taxes), of which $3.6 million ($2.2 million after taxes) related to the extraordinary loss resulting from the early extinguishment of substantially all of Vacation Break's debt.

                           COMPARATIVE PER SHARE DATA

    The following table sets forth certain historical and pro forma per share data of Cendant and certain historical and equivalent pro forma per share data of Fairfield. The pro forma per share data is based on Cendant exchanging 50% of the issued and outstanding shares of Fairfield common stock for cash and 50% of the issued and outstanding shares of Fairfield common stock for CD common stock. The pro forma per share data presented below for Cendant gives effect to both the planned acquisition of Avis as well as the acquisition of Fairfield assuming the acquisitions were consummated on January 1, 1999. The information set forth below should be read in conjunction with the selected historical financial data of Cendant and Fairfield included elsewhere in this proxy statement-prospectus and the pro forma information of Cendant, which gives effect to the Avis acquisition, filed in Cendant's Current Report on Form 8-K dated November 17, 2000, which is incorporated by reference into this proxy statement-prospectus. See "Where You Can Find More Information" on pages [ ] through [ ].

                                                                                                  FAIRFIELD
                                                            CENDANT     FAIRFIELD     CENDANT     EQUIVALENT
                                                           HISTORICAL   HISTORICAL   PRO FORMA   PRO FORMA(2)
                                                           ----------   ----------   ---------   ------------
(ASSUMING AVERAGE TRADING PRICE OF CD COMMON STOCK OF
  $7.00)
Diluted earnings per share from continuing operations:
  For the year ended December 31, 1999...................    $(0.44)      $1.25       $(1.42)       $(3.04)
  For the nine months ended September 30, 2000...........    $ 0.61       $1.14       $ 0.64        $ 1.37
Cash dividends per share:
  For the year ended December 31, 1999...................        --          --           --            --
  For the nine months ended September 30, 2000...........        --          --           --            --
Book value per share(1):
  As of December 31, 1999................................    $ 3.12       $6.34       $ 3.36        $ 7.19
  As of September 30, 2000...............................    $ 3.69       $7.28       $ 3.88        $ 8.32

(ASSUMING AVERAGE TRADING PRICE OF CD COMMON STOCK OF
  $12.00)
Diluted earnings per share from continuing operations:
  For the year ended December 31, 1999...................    $(0.44)      $1.25       $(1.45)       $(1.82)
  For the nine months ended September 30, 2000...........    $ 0.61       $1.14       $ 0.66        $ 0.82
Cash dividends per share:
  For the year ended December 31, 1999...................        --          --           --            --
  For the nine months ended September 30, 2000...........        --          --           --            --
Book value per share(1):
  As of December 31, 1999................................    $ 3.12       $6.34       $ 3.44        $ 4.30
  As of September 30, 2000...............................    $ 3.69       $7.28       $ 3.98        $ 4.98

(ASSUMING AVERAGE TRADING PRICE OF CD COMMON STOCK OF
  $13.5960)
Diluted earnings per share from continuing operations:
  For the year ended December 31, 1999...................    $(0.44)      $1.25       $(1.46)       $(1.72)
  For the nine months ended September 30, 2000...........    $ 0.61       $1.14       $ 0.66        $ 0.78
Cash dividends per share:
  For the year ended December 31, 1999...................        --          --           --            --
  For the nine months ended September 30, 2000...........        --          --           --            --
Book value per share(1):
  As of December 31, 1999................................    $ 3.12       $6.34       $ 3.46        $ 4.07
  As of September 30, 2000...............................    $ 3.69       $7.28       $ 4.00        $ 4.70

--------------------------
(1) Historical and pro forma book value per share for Cendant and the historical book value per share for Fairfield is computed by dividing total stockholders' equity by the number of shares issued and outstanding at the end of each period.

(2) The Fairfield equivalent pro forma per share data is calculated based on Cendant pro forma per share data, and an exchange ratio of 2.1428, 1.2500 and 1.1768 of shares of CD common stock for each share of Fairfield common stock assuming an average trading price of CD common stock of $7.00, $12.00 and $13.5960, respectively.

                                  RISK FACTORS

    IN ADDITION TO THE OTHER INFORMATION INCLUDED IN THIS PROXY
STATEMENT-PROSPECTUS (INCLUDING THE MATTERS ADDRESSED IN "SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS" ON PAGES [ ] THROUGH [ ]), YOU SHOULD CAREFULLY CONSIDER THE MATTERS DESCRIBED BELOW IN DETERMINING WHETHER TO APPROVE THE MERGER AGREEMENT.

YOU MAY RECEIVE A FORM OF CONSIDERATION DIFFERENT FROM WHAT YOU ELECT

    If you make the cash election in exchange for your Fairfield common stock, you may not receive the entire amount of the merger consideration in cash. Under the merger agreement, Cendant is required to pay only a certain amount of the merger consideration in cash. If too many Fairfield stockholders make the cash election so that the available cash is oversubscribed, then you may receive a portion of the merger consideration in CD common stock. Cendant also has the right to elect to substitute cash for CD common stock under the terms of the merger agreement. As a result, Fairfield stockholders who choose the stock election may not receive the entire amount of the merger consideration in CD common stock.

THE VALUE OF CD COMMON STOCK TO BE RECEIVED IN THE MERGER MAY DECLINE BELOW
  $15.00

    Upon completion of the merger, each share of Fairfield common stock may be converted, at the holder's election, into the right to receive 1.2500 shares of CD common stock. This exchange ratio is subject to adjustment as described in the merger agreement. The exchange ratio will be adjusted up to 2.1428 shares of CD common stock if the average trading price of CD common stock during the applicable 20-trading day period drops below $12.00. However, if the final average trading price drops below $7.00, the exchange ratio will remain at
2.1428 and the value of those shares of CD common stock will be less than $15.00.

    The market price of CD common stock when the merger takes place may vary from the market price at the date of this proxy statement-prospectus and at the date of the special meeting. For example, during the 12-month period ending on
[      ], 2001 (the most recent practicable date prior to the printing of this proxy statement-prospectus), the closing sale price of CD common stock varied from a low of $[ ] to a high of $[ ] and ended that period at $[ ]. Variations like these may occur as a result of changes in the business, operations or prospects of Cendant or the combined company, market assessments of the likelihood that the merger will be completed and the timing of the merger's completion, regulatory considerations, general market and economic conditions and other factors. At the time of the special meeting, you will not know the exact value of the CD common stock that you will receive when the merger is completed. However, you will know the exact exchange ratio for the CD common stock at the time you are required to make the stock election or the cash election.

MARKET RISK OF CD COMMON STOCK

    The market prices of CD common stock and of securities of the publicly-held companies in the industry in which Cendant operates have shown volatility and sensitivity in response to many factors. These factors include general market trends, public communications regarding litigation and judicial decisions, legislative or regulatory actions, pricing trends, competition, earnings, membership reports of particular industry participants and acquisition activity. Cendant cannot assure the level or stability of the price of its securities at any time or the impact of the foregoing or any other factors on such prices.

    We urge you to obtain current market quotations for CD common stock.

THE PRICE OF CD COMMON STOCK IS AFFECTED BY FACTORS DIFFERENT FROM THE FACTORS AFFECTING THE PRICE OF FAIRFIELD COMMON STOCK

    Cendant's business differs significantly from that of Fairfield, and Cendant's results of operations, as well as the market price of CD common stock, are affected by factors that differ from those that affect Fairfield's results of operations and the price of Fairfield's common stock.

FAILURE TO COMPLETE THE MERGER COULD NEGATIVELY IMPACT THE MARKET PRICE AND FUTURE BUSINESS AND OPERATIONS OF FAIRFIELD

    If the merger is not completed, the market price of Fairfield common stock may be affected negatively by the following:

    - the price of Fairfield common stock may decline to the extent that the current market price reflects a market assumption that the merger will be completed;

    - Fairfield may be required to pay Cendant a termination fee of $32 million;

    - the option granted to Cendant by Fairfield pursuant to the stock option agreement may be exercised resulting in a substantial decrease in the ownership percentage held by current Fairfield stockholders, which could depress Fairfield's market price and may make another business combination involving Fairfield more difficult;

    - costs related to the merger, such as legal, accounting and financial printing fees, as well as a portion of the financial advisory fees, must be paid even if the merger is not completed;

    - the diversion of management's attention from the day-to-day business operations of Fairfield and the unavoidable disruption to its employees and its relationships with its customers and suppliers during the period before completion of the merger may make it difficult to regain financial and market position if the merger does not occur; and

    - if the merger is terminated and Fairfield's board of directors determines to seek another merger or business combination, there can be no assurance that it will be able to find a partner on terms similar to those provided for in this merger agreement. In addition, while the merger agreement is in effect, subject to very narrowly defined exceptions, Fairfield is prohibited from soliciting, initiating, encouraging or entering into certain extraordinary transactions, such as a merger, sale of assets or other business combination, with any third party.

FAIRFIELD MUST OBTAIN ALL NECESSARY THIRD PARTY CONSENTS AND REGULATORY APPROVALS FROM GOVERNMENTAL ENTITIES

    The merger agreement requires that Fairfield obtain several consents from third parties prior to completion of the merger. Cendant may waive this requirement in its discretion with respect to one or more of such consents. If Cendant waives Fairfield's requirement to obtain one or more of these third party consents and they are not obtained, the third party entitled to give the consent may have a claim against the surviving corporation, which may result in adverse financial and legal consequences to the surviving corporation.

    The marketing and sale of vacation ownership interests, the development of real estate and other Fairfield operations are subject to extensive regulation by the states in which the Fairfield resorts are located and in which the vacation ownership interests are marketed and sold. Many states have adopted specific laws and regulations regarding the sale of lots and vacation ownership interests, telemarketing and other aspects of Fairfield's activities. Fairfield and Cendant believe that they will receive the requisite timeshare regulatory consents, approvals or exemptions for the merger. However, Fairfield cannot guarantee that these consents, approvals or exemptions will be obtained on a timely basis or on satisfactory terms or that litigation challenging such consents, approvals or exemptions will not arise.

The delay or denial of the requisite consents, approvals or exemptions could affect the completion of the merger.

FAILURE TO INTEGRATE FAIRFIELD SUCCESSFULLY INTO CENDANT'S OPERATIONS COULD REDUCE CENDANT'S PROFITABILITY

    The integration of the operations of Fairfield will require significant efforts from both Cendant and Fairfield. Cendant may find it difficult to integrate the operations of Fairfield. Personnel may leave or be terminated because of the merger. Such employee terminations or resignations may require Cendant to make severance or other payments and may result in related litigation. In addition, Cendant's management may have its attention diverted while trying to integrate Fairfield and other acquisitions. Such diversion of management's attention or difficulties in the transition process could have a material adverse impact on Cendant. If Cendant is not able to integrate the operations of Fairfield successfully, Cendant's expectations of future results of operations may not be met.

THE MERGER MAY ADVERSELY AFFECT FAIRFIELD'S ABILITY TO ATTRACT AND RETAIN KEY
  EMPLOYEES

    Current and prospective Fairfield employees may experience uncertainty about their future roles after the merger. This uncertainty may adversely affect Fairfield's ability to attract and retain key management, sales, marketing and technical personnel. In addition, current and prospective Fairfield employees may determine that they do not desire to work for Cendant for a variety of reasons.

DISCOVERY OF ACCOUNTING IRREGULARITIES AND RELATED LITIGATION AND GOVERNMENT
  INVESTIGATIONS

    Cendant was created in December 1997, through the merger of HFS Incorporated into CUC International with CUC surviving and changing its name to Cendant Corporation. On April 15, 1998, Cendant announced that in the course of transferring responsibility for Cendant's accounting functions from Cendant personnel associated with CUC prior to the merger to Cendant personnel associated with HFS before the merger and preparing for the reporting of first quarter 1998 financial results, Cendant discovered accounting irregularities in some of the CUC business units. As a result, Cendant, together with its counsel and assisted by auditors, immediately began an intensive investigation.

    As a result of the findings of the investigations, Cendant restated its previously reported financial results for 1997, 1996 and 1995 and the six months ended June 30, 1998.

    Since the April 15, 1998 announcement of the discovery of accounting irregularities in the former business units of CUC, approximately 70 lawsuits claiming to be class actions, three lawsuits claiming to be brought derivatively on Cendant's behalf and several individual lawsuits and arbitration proceedings have commenced in various courts and other forums against Cendant and other defendants by or on behalf of persons claiming to be stockholders of Cendant and persons claiming to have purchased or otherwise acquired securities or options issued by CUC or Cendant between May 1995 and August 1998.

    The Securities and Exchange Commission, or SEC, and the United States Attorney for the District of New Jersey are also conducting investigations relating to the matters referenced above. As a result of the findings from Cendant's internal investigations, Cendant made all adjustments considered necessary by Cendant, which are reflected in its previously filed restated financial statements for the years ended December 31, 1997, 1996 and 1995 and for the six months ended June 30, 1998. On June 14, 2000, pursuant to an offer of settlement made by Cendant, the SEC issued an Order Instituting Public Administrative Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings and Imposing a Cease and Desist Order. In such Order, the SEC found that Cendant had violated certain financial reporting provisions of the Securities Exchange Act of 1934 and ordered Cendant to cease and desist from committing any future violations of such provisions. No financial penalties were imposed against Cendant.

    On December 7, 1999, Cendant announced that it reached a preliminary agreement to settle the principal securities class action pending against Cendant in the U.S. District Court in Newark, New Jersey, brought on behalf of purchasers of all Cendant and CUC publicly traded securities, other than PRIDES, between May 1995 and August 1998. Under the settlement agreement, Cendant would pay the class members approximately $2.85 billion in cash. The definitive settlement document was approved by the U.S. District Court by order dated August 14, 2000. Certain persons who objected to various aspects of the settlement have appealed the District Court's orders approving the settlement, the plan of allocation of the settlement fund and awarding of attorneys' fees and expenses to counsel for the lead plaintiffs. No appeals challenging the fairness of the $2.85 billion settlement amount were filed. The U.S. Court of Appeals for the Third Circuit recently issued a briefing schedule for the appeals. No date for oral arguments of the appeals has been fixed. Accordingly, Cendant will not be required to fund the settlement amount of $2.85 billion for some time. However, the settlement agreement required Cendant to post collateral in the form of credit facilities and/or surety bonds by November 13, 2000, which it has done.

    The settlement does not encompass all litigation asserting claims associated with the accounting irregularities. Cendant does not believe that it is feasible to predict or determine the final outcome or resolution of these unresolved proceedings. An adverse outcome from such unresolved proceedings could be material with respect to earnings in any given reporting period. However, as Cendant has previously stated in its public filings, Cendant does not believe that the impact of such unresolved proceedings should result in a material liability to Cendant in relation to its financial position or liquidity.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

    This proxy statement-prospectus and the documents that are made part of this proxy statement-prospectus by reference to other documents filed with the Securities and Exchange Commission include various forward-looking statements about Cendant and Fairfield that are subject to risks and uncertainties. Forward-looking statements include the information concerning future financial performance, business strategy, projected plans and objectives of Cendant and Fairfield set forth under:

    - "Questions and Answers About the Merger and the Special Meeting;"

    - "Summary;"

    - "Financial Summary;" and

    - "The Merger."

    Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "estimates", "plans", "may increase", "may fluctuate" and similar expressions or future or conditional verbs such as "will", "should", "would" and "could" are generally forward-looking in nature and not historical facts. You should understand that the following important factors, in addition to those discussed in Fairfield's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 and Cendant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, which are incorporated by reference into this proxy statement-prospectus, could affect the future results of Cendant following the merger, and could cause results to differ materially from those expressed in such forward-looking statements:

    - the effect of economic conditions and interest rates on a national, regional or international basis;

    - the resolution or outcome of Cendant's unresolved pending litigation relating to the previously announced accounting irregularities and other related litigation;

    - the performance of Cendant's businesses following the pending acquisition of Fairfield and other acquisitions by Cendant;

    - the timing of the implementation of changes in operations to achieve enhanced earnings or effect cost savings;

    - the ability of Cendant and Fairfield to integrate their operations successfully, the compatibility of the operating systems of the combining companies, and the degree to which existing administrative and back-office functions and costs of Cendant and Fairfield are complementary or redundant;

    - the ability to satisfy all conditions precedent to Cendant's acquisition of Fairfield (including stockholder and various regulatory approvals);

    - competitive and pricing pressures in the vacation ownership and travel industries;

    - the financial resources of, and products available to, competitors;

    - changes in laws and regulations, including changes in accounting standards; and

    - opportunities that may be presented to and pursued by the combined company following the merger.

These forward-looking statements involve risks and uncertainties in addition to the risk factors described under "Risk Factors" on pages [ ] through [ ].

    Most of these factors are difficult to predict accurately and are generally beyond the control of Cendant and Fairfield.

    You should consider the areas of risk described above in connection with any forward-looking statements that may be made by Cendant or Fairfield or anyone acting for either or both of them. Except for their ongoing obligations to disclose material information under the federal securities laws, neither Cendant nor Fairfield undertakes any obligation to release publicly any revisions to any forward-looking statements, to report events or circumstances after the date of this proxy statement-prospectus or to report the occurrence of unanticipated events. For any forward-looking statements contained in this proxy statement-prospectus, Cendant and Fairfield claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

                                   THE MERGER

    THE DISCUSSION IN THIS PROXY STATEMENT-PROSPECTUS OF THE MERGER AND THE PRINCIPAL TERMS OF THE MERGER AGREEMENT IS SUBJECT TO, AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO, THE MERGER AGREEMENT, A COPY OF WHICH IS ATTACHED TO THIS PROXY STATEMENT-PROSPECTUS AS ANNEX A AND IS INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT-PROSPECTUS.

GENERAL

    Fairfield is furnishing this proxy statement-prospectus to you in connection with the solicitation of proxies by the Fairfield board of directors for use at
the special meeting of Fairfield stockholders to be held on [            ],
2001, and at any adjournments or postponements of the special meeting. Cendant is furnishing this proxy statement-prospectus to you in connection with its offer to issue shares of CD common stock in exchange for your shares of Fairfield common stock.

    At the special meeting, you will be asked to vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of November 1, 2000, by and among Fairfield, Cendant and Grand Slam Acquisition Corp., a subsidiary of Cendant.

    In the merger, other than shares owned by Fairfield, Cendant or Grand Slam Acquisition Corp., each share of Fairfield common stock issued and outstanding immediately prior to the effective date of the merger, will be converted, without any action on the part of the holder of that share, into the right to receive 1.2500 shares of CD common stock, with cash being paid in lieu of fractional shares of CD common stock, or $15.00 in cash, in each case subject to adjustments.

BACKGROUND OF THE MERGER

    In the latter part of 1999, under the leadership of a new President and Chief Executive Officer, Fairfield sought to explore project specific joint ventures, strategic investments in Fairfield common stock, and various marketing relationships and alliances with additional companies in the hospitality and vacation ownership industry. During November 1999, Fairfield representatives met with representatives of Carnival Corporation to discuss a potential marketing alliance between the companies. These discussions ultimately led to discussions concerning a possible business combination. On January 23, 2000, Fairfield and Carnival entered into a letter of intent regarding a strategic merger of the companies, which was publicly announced on January 24, 2000. The letter of intent was terminated and the proposed merger was abandoned by mutual consent of the parties in February 2000.

    Promptly after that termination, Fairfield initiated an internal strategic review to enhance stockholder value without engaging in a business combination. As a result of that review, Fairfield expanded its marketing alliances with Harrah's Entertainment, initiated a marketing alliance with Carnival, and sought marketing alliances with other recognized companies. Fairfield adopted a stock repurchase program and sought strategic minority investors.

    In July 2000, Fairfield began discussing with Resort Condominiums International, LLC ("RCI"), a subsidiary of Cendant, the terms of the ongoing relationship between the two companies. RCI is one of the leading vacation exchange companies, whose services are available to Fairfield's customers through an annual membership. See "Existing Business Relationships between Cendant and Fairfield" on page [ ]. The initial discussions focused on Fairfield taking advantage of additional services offered by RCI and an extension of the existing affiliation arrangement with RCI.

    On August 4, 2000, James G. Berk, President and Chief Executive Officer, and other senior members of the management of Fairfield met in Orlando, Florida, with Ken May, President and Chief Executive Officer, and other representatives of RCI, to discuss enhancing Fairfield's use of RCI's resources and services. At the conclusion of that meeting, Mr. May indicated to Mr. Berk that it might be advantageous for Fairfield to meet with RCI's parent company, Cendant, to discuss opportunities which might exist with Cendant's other businesses.

    During the following week, Fairfield's management responded to numerous questions from Cendant concerning Fairfield's business. On or about August 7, 2000, Mr. May contacted Mr. Berk to schedule a meeting between Fairfield and Cendant executives. On August 9, 2000, Mr. Berk and other members of Fairfield's management met with Stephen P. Holmes, Vice Chairman of Cendant, and other members of Cendant's management to discuss a broader relationship between the two companies. On August 11, 2000, Cendant and Fairfield entered into a confidentiality and standstill agreement.

    On August 13 and 14, 2000, in Orlando, Florida, Mr. Berk and other senior management of Fairfield met with representatives of Cendant and RCI. The meeting focused on the companies' goals and possible benefits of combining RCI's and Fairfield's operations.

    On August 23, 2000, Messrs. Holmes and May contacted Mr. Berk and indicated Cendant's willingness to pursue discussions concerning a possible business combination transaction in the $12.00 to $14.00 range for each share of Fairfield common stock.

    The Fairfield board of directors held its regularly scheduled meeting on August 23-24, 2000 in Orlando. At that meeting, Fairfield's management reported on the nature of the prior meetings with Cendant and RCI and the proposed pricing range. The Fairfield board of directors rejected the proposed pricing parameters, but authorized management to continue the discussions if more favorable terms were proposed. Mr. Berk relayed the board's decision to Cendant.

    On August 30, 2000, Henry R. Silverman, Chairman, Chief Executive Officer and President of Cendant, Mr. Holmes and David M. Johnson, Senior Executive Vice President and Chief Financial Officer of Cendant, contacted Mr. Berk by telephone to pursue further discussions and indicated that the possible range of values could be increased if appropriate due diligence was confirmed and the transaction could be structured consistent with Cendant's business objectives. Mr. Berk reported his conversation to the Fairfield board of directors at a special meeting held that day. The Fairfield board of directors authorized management to pursue further discussions with Cendant. Mr. Berk then contacted Mr. Holmes and informed him that Fairfield was willing to explore further discussions concerning a possible transaction.

    During September 6 through 8, 2000 a series of meetings were held in Orlando involving members of senior management and persons responsible for Fairfield's operations and their counterparts at RCI and Cendant, representatives of Deloitte & Touche LLP, independent auditors of Cendant, a representative of Banc of America Securities, investment advisors of Cendant, and a representative of Holland & Knight, special outside vacation ownership counsel of Cendant, to conduct further due diligence on Fairfield's operations. During the following two weeks, Fairfield's management responded to numerous requests for additional information concerning its operations.

    During the week of September 18, 2000, Messrs. Holmes and Berk discussed, by telephone, issues relating to the price at which Cendant might acquire Fairfield. During September 25 through 28, 2000, representatives of Fairfield and Cendant participated in multiple meetings in Orlando, at which Fairfield's management made further presentations concerning Fairfield's operations.

    Following these meetings, Cendant and Fairfield agreed to meet on October 3, 2000 to continue discussing the possible acquisition of Fairfield by Cendant. The Fairfield board of directors met on September 28, 2000 in a special telephonic meeting to discuss the October 3, 2000 meeting. Bryan Langton, Chairman of the Board of Fairfield, Ilan Kaufthal, a Director of Fairfield, and Mr. Berk were selected to attend the meeting on behalf of Fairfield.

    On September 29, 2000, senior members of the management of Cendant met with Mr. Silverman to review in detail the financial implications of a possible acquisition of Fairfield.

    On October 3, 2000, senior members of the management of Cendant and Fairfield met in New York City to discuss the parameters of a possible transaction. Pricing was discussed in the range of $15.00 per share of Fairfield common stock with half of the consideration payable in cash. Fairfield and Cendant also discussed the potential for the price to increase up to $16.00 per share, depending on Cendant's stock price, and that the price would not fall below $15.00 per share, unless Cendant's stock price fell below $7.00. The proposed price was subject to verification of Cendant's extensive due diligence, which continued through the signing of the merger agreement. Alternative structures were also identified and discussed at the meeting.

    On October 3, 2000, the Fairfield board of directors held a special telephonic meeting at which Messrs. Langton, Kaufthal and Berk reported on the discussions with Cendant. The Fairfield board of directors, after numerous questions and additional discussion, authorized management to continue discussions with Cendant concerning a possible transaction with Cendant.

    On October 5, 2000, representatives of Cendant, along with representatives of its outside legal counsel, Skadden, Arps, Slate, Meagher & Flom LLP, met in New York City with Messrs. Berk and Kaufthal, other members of Fairfield's management, representatives of Fairfield's financial advisors, Stephens and Bear Stearns, and Fairfield's outside counsel, Jones, Day, Reavis & Pogue, to further discuss the terms of the transaction, structural matters and possible timing. Cendant's remaining due diligence was also discussed and Cendant provided an expanded due diligence request to Fairfield. Additional negotiations regarding price and structure occurred on October 11, 2000 at Skadden Arps' offices in New York and throughout the next two weeks by telephone.

    Drafts of the merger agreement and voting agreement were distributed by Skadden, Arps to Fairfield's management and its legal counsel on October 8 and during the week of October 9, respectively. During the following week, numerous conferences were held to conduct additional due diligence reviews, to discuss financial, structural, legal and other terms of the potential merger, and to review the terms of the merger agreement and the voting agreement.

    On October 16, 2000, the Fairfield board of directors held a special telephonic meeting. At that meeting, Fairfield's management updated the board on the primary issues in the draft agreements and the status of the discussions. Bear Stearns and Stephens also presented a report on their preliminary financial diligence concerning Cendant. The Fairfield board of directors discussed extensively the scope of representations and warranties and their impact on the conditions to closing, the timing of the transaction, and Cendant's request for the voting agreement.

    During the following two weeks, the management of each of Fairfield and Cendant and their respective legal, financial and accounting advisors continued through numerous conferences and meetings to complete their due diligence and finalize the structure of the possible transaction. During this period, Cendant informed Fairfield that it was unwilling to accept the revised terms of the voting agreement as proposed by the stockholders without also obtaining the option from Fairfield. Several drafts of the merger, voting and stock option agreements were exchanged during this period.

    On October 24 and 25, 2000, representatives of Cendant and Fairfield met again at Skadden Arps' and Cendant's offices in New York City to discuss final issues relating to the merger agreement and related documents.

    At a special telephonic meeting of the Cendant board of directors, conducted on October 25, 2000, Mr. Silverman outlined for the Cendant board of directors the terms of the proposed merger transaction with Fairfield. Following
Mr. Silverman's presentation and a discussion of the terms and conditions of the merger agreement and related documents, the Cendant board of directors approved the merger agreement, the merger and the related documents. The reasons for the Cendant board of directors' approval are summarized below.

    On October 29, 2000, the Fairfield board of directors held a special telephonic meeting to obtain additional information concerning the resolution of issues and to provide guidance concerning outstanding issues under negotiation. The presentations and discussions at the meeting were wide ranging and detailed and included discussions concerning (i) the effect of the spin-off to stockholders of Fairfield or the transfer to a third party of Fairfield's real estate development assets immediately prior to completion of the merger;
(ii) the conditions to completion of the merger; (iii) the termination fee and the ability of the Fairfield board of directors to consider a superior proposal;
(iv) the scope and detail of the representations and warranties; (v) the taxable nature of the transaction; (vi) the detailed disclosure schedules requested by Cendant; (vii) the voting agreement; (viii) the stock option agreement and its potential effects; and (ix) the timing to complete the agreements and all related schedules. The Fairfield board of directors scheduled a follow up meeting on October 30, 2000.

    On October 30, 2000, the Fairfield board of directors held a special telephonic meeting. At that meeting, Fairfield's litigation counsel, Dechert, Price & Rhoads, made a presentation regarding certain class action litigation against Cendant as described in "Risk Factors" on pages [ ] through [ ] and Messrs. Holmes and James E. Buckman, Vice Chairman and General Counsel of Cendant, made a presentation regarding the spin-off to Fairfield's stockholders or the transfer to a third party of Fairfield's real estate development assets.

    From October 30 through November 1, 2000, Fairfield's and Cendant's financial and legal advisors sought to finalize the terms of the merger agreement and related schedules and to resolve the terms of the voting agreement and the stock option agreement.

    On November 1, 2000, the Fairfield board of directors met by telephone to consider the final merger agreement and stock option agreement and all related transactions. At the meeting, Jones Day made a presentation concerning the Fairfield board of directors' fiduciary duties and an update on the terms of the merger agreement, the voting agreement and the stock option agreement. Stephens and Bear Stearns made presentations concerning the fairness of the transaction and orally delivered their fairness opinions, which were subsequently confirmed in writing. After considerable discussion of many of the items discussed at the October 29, 2000 meeting and the resolution of those matters, and after opportunity for all questions to be addressed, the Fairfield board of directors unanimously approved the merger. The independent members of the Fairfield board of directors also unanimously approved the Compensation Committee's bonus recommendation for Mr. Berk. The reasons for the Fairfield board of directors' approval are summarized below.

    On November 1, 2000, Cendant and Fairfield executed the merger agreement and the stock option agreement. In addition, Cendant and certain stockholders of Fairfield executed the voting agreement on the same day. On November 2, 2000, prior to the opening of the New York Stock Exchange, Cendant and Fairfield issued press releases relating to the proposed merger.

RATIONALE FOR THE MERGER; RECOMMENDATION OF THE FAIRFIELD BOARD OF DIRECTORS

    FAIRFIELD

    The Fairfield board of directors has, by unanimous vote of all of the directors, determined that the merger is in the best interests of Fairfield and its stockholders. Accordingly, the Fairfield board of directors approved the merger agreement and recommends that the Fairfield stockholders approve and adopt the merger agreement. Prior to approving the merger, the Fairfield board of directors considered the following factors that it considered important to the merger:

    - Fairfield's business plan as an independent company in the context of its assessment of Fairfield's business, operations, financial position, personnel and prospects;

    - presentations by, and discussions with, senior management of Fairfield regarding the terms of the merger agreement, the voting agreement and the stock option agreement and the results of the due diligence review of Cendant conducted by Fairfield's management;

    - the advice of Bear Stearns and Stephens described below under "Opinions of Fairfield's Financial Advisors" (pages [ ] through [ ]) and their opinions to the effect that, subject to the assumptions, conditions and limitations contained in their opinion letters, the merger consideration is fair to the stockholders of Fairfield, other than the stockholders who are parties to the voting agreement, from a financial point of view;

    - that the merger consideration to be received by Fairfield stockholders is
      (i) 29.0% higher than the closing sale price of Fairfield common stock at the close of business on October 17, 2000, which was the day before Fairfield announced it was engaged in preliminary discussions concerning a possible merger or other transaction with an undisclosed company;
      (ii) 18.2% higher than the closing sale price of Fairfield common stock at the close of business on October 31, 2000, which was the day before the Fairfield board of directors' approval of the merger; (iii) 46.3%, 73.1% and 76.9% higher than the average sale price of Fairfield common stock over the 20-day, 60-day and 120-day period ended October 17, 2000, respectively, and (iv) 86.1% higher than the day after termination of the Carnival letter of intent;

    - the value of the stock election would not fall below $15.00 unless the average trading price of CD common stock fell below $7.00;

    - the right of Fairfield stockholders to elect to receive the merger consideration in cash or CD common stock or a combination of cash and stock, subject to Cendant's option to pay up to 100 percent of the merger consideration in cash;

    - that the merger will be a taxable transaction to the holders of Fairfield common stock and that a holder has the right to receive cash in the merger which could be used to satisfy all or some portion of any tax liability resulting from the merger;

    - that the merger agreement does not prohibit Fairfield from participating in discussions or negotiations with, or furnishing information (pursuant to a confidentiality agreement) to, any person or entity if the Fairfield board of directors concludes (after consultation with Bear Stearns, Stephens and outside counsel) that such person or entity has made an unsolicited proposal for a transaction which it believes may be more favorable than the merger from a financial, legal and regulatory point of view (a "Superior Proposal") and that it is necessary to do so in order to act in a manner consistent with its fiduciary duties to Fairfield's stockholders;

    - the ability of the Fairfield board of directors to terminate the merger agreement upon payment of the termination fee if the Fairfield board of directors decides to approve a Superior Proposal; and

    - the financial condition of Cendant and the ability of Cendant to complete the merger in a timely manner.

    As Fairfield stockholders have the right to elect to receive the merger consideration in CD common stock, the Fairfield board of directors considered the following additional factors:

    - the business, operations, financial position, personnel and prospects of Cendant;

    - the merger would enable a holder of Fairfield common stock to own shares in Cendant, which is a company with more diverse businesses than those of Fairfield with numerous recognizable brand names. At the same time, ownership of CD common stock would afford holders of Fairfield common stock the opportunity to continue to participate in the long-term growth and appreciation of the vacation ownership businesses;

    - certain risks associated with Cendant and the merger described under "Risk Factors," (pages
     [ ] through [ ]), including the proposed settlement in the class action lawsuit relating to accounting irregularities and its possible effect on Cendant's future earnings; and

    - the historical trading prices of CD common stock, which indicate that CD common stock should be less volatile than Fairfield common stock were Fairfield to remain a stand alone company.

    In light of the Fairfield board of directors' knowledge of the business and operations of Fairfield and its business judgment, the Fairfield board of directors considered and evaluated each of the factors listed above during the course of its deliberations prior to approving the merger agreement. In view of the wide variety of factors considered in connection with its evaluation of the merger, the Fairfield board of directors found it impracticable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in making its determinations.

    The Fairfield board of directors also considered the following principal detriments of the merger:

    - as a result of the merger, the benefits of Fairfield's long-term prospects would be shared by Fairfield and Cendant stockholders, rather than being realized solely by Fairfield's existing stockholders;

    - the limitations on Fairfield's ability to consider other acquisition proposals and the requirement that Fairfield pay Cendant a $32 million termination fee in certain circumstances, which make it more difficult for another potential bidder to propose to acquire Fairfield on terms that would be superior to those contemplated by the merger agreement;

    - the grant of the stock option to Cendant under the stock option agreement, which provides Cendant the ability to acquire the number of shares of Fairfield common stock that represented as of that date a 19.9% interest in Fairfield;

    - the delay that may occur to complete the merger as a result of Cendant's request that Fairfield transfer all of its real estate development assets to a newly formed entity prior to the completion of the merger;

    - the potential negative effect on Cendant's financial condition and other potential risks that may result if the settlement terms of the class action lawsuit involving accounting irregularities are modified or voided upon appeal; and

    - the potential negative effect on Cendant's financial condition that may result from other litigation that is not the subject of the existing settlement.

    However, the Fairfield board of directors determined that the foregoing detriments were outweighed by the potential benefits of the merger described above. After considering all of the foregoing factors and detriments, the Fairfield board of directors concluded that the merger is in the best interests of Fairfield and its stockholders. THE FAIRFIELD BOARD OF DIRECTORS BELIEVES THAT SUCH FACTORS SUPPORT ITS RECOMMENDATION THAT THE FAIRFIELD STOCKHOLDERS VOTE FOR THE ADOPTION OF THE MERGER AGREEMENT.

    CENDANT

    On October 25, 2000, the Cendant board of directors determined by a unanimous vote that the merger is advisable and in the best interests of Cendant and Cendant's stockholders. The Cendant board of directors approved the merger agreement, the merger and the other transactions contemplated by the merger agreement.

    In connection with its approval of the merger, and its determination that the merger is advisable and in the best interest of Cendant's stockholders, the board of directors of Cendant consulted with its legal and financial advisors, as well as with members of management. The Cendant board of directors also considered the following material information and factors in reaching its determination to approve the merger agreement, the merger and the other transactions contemplated by the merger agreement:

    - the $15.00 base acquisition price represents (i) a premium of 86.0% to Fairfield's closing sale price on September 6, 2000, the day when active discussions between Cendant's senior management and Fairfield began,
      (ii) a premium of 29.0% to Fairfield's closing sale price on October 17, 2000, the day before Fairfield announced that it was engaged in preliminary discussions concerning a possible merger or other transaction with an undisclosed company and (iii) a premium of 14.3% to Fairfield's closing sale price on November 1, 2000, the last full trading day prior to the public announcement of the merger;

    - that Fairfield is one of the largest vacation ownership operators in the United States, with 33 resort locations and more than 300,000 vacation ownership owners/members;

    - that the merger will provide Cendant with a unique opportunity to expand the scope of its involvement in the vacation ownership industry beyond the vacation ownership exchange business conducted by RCI, a subsidiary of Cendant, to include vacation ownership marketing and sales;

    - that Cendant hopes to leverage RCI's existing operations, assets and marketing skills to produce more efficient and profitable sales through Fairfield's sales organization;

    - that Fairfield's FairShare Plus Program is one of the largest points-based clubs in the vacation ownership industry and will complement the existing RCI Points program;

    - that Fairfield has experienced senior managers who average more than 20 years' experience each in the vacation ownership industry and have developed strong sales and marketing teams;

    - the fact that the cash portion of the merger consideration payable in the merger is limited, at Cendant's option, to approximately $318 million, subject to Cendant's right to substitute cash for any stock consideration;

    - the terms and conditions of the merger agreement, including the fact that in the event of certain terminations of the merger agreement, Fairfield must pay to Cendant a $32 million termination fee and that Fairfield is precluded from soliciting other offers or, except in limited situations, negotiating or exchanging information with potential bidders;

    - the terms and conditions of the stock option agreement, including the fact that Cendant has the option to purchase the number of shares of Fairfield common stock that represented as of that date a 19.9% interest in Fairfield;

    - that the real estate development assets of Fairfield will be transferred to a third party immediately prior to completion of the merger; and

    - the terms and condition of the voting agreement, including the fact that the total number of shares of Fairfield common stock owned of record or beneficially at November 1, 2000 by the stockholders that are party to the voting agreement was approximately 18.15% of the issued and outstanding shares of Fairfield common stock and that these stockholders have agreed to vote those shares which they continue to own through the date of the special meeting of the stockholders of Fairfield and any additional shares they acquire prior to the date of such meeting, in favor of the merger agreement.

    In the course of deliberations, Cendant's board of directors reviewed with Cendant's management and outside advisors a number of additional factors relevant to the merger, including:

    - historical information concerning Fairfield's business, financial performance and condition, operations, management and competitive position, including public reports concerning results of operations during the most recent fiscal year filed with the SEC;

    - Cendant's management's view as to the financial condition, results of operations and business of Fairfield before and after giving effect to the merger based on management due diligence and publicly available earnings estimates;

    - current financial market conditions and historical market prices, volatility and trading information with respect to shares of Fairfield common stock and CD common stock;

    - the impact of the merger on Fairfield's stockholders, customers and employees; and

    - the impact of the merger on RCI's business, its developer clients and its timeshare interval-owning customers.

    The Cendant board of directors also considered certain adverse factors in its deliberations concerning the merger, including:

    - the challenges of combining the businesses, assets and workforces of two major companies and the risks of not achieving the expected operating efficiencies or growth;

    - uncertainty regarding employees' perceptions of the merger;

    - the possible distraction of both companies' management from day-to-day operations while working to implement the merger; and

    - the substantial charges to be incurred in connection with the merger, including costs of integrating the businesses and transaction expenses arising from the merger.

    In reaching its decision to approve the merger agreement, the merger and the other transactions contemplated by the merger agreement, the Cendant board of directors did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The Cendant board of directors considered these factors as a whole, and overall considered them to be favorable to, and to support, its determination.

OPINIONS OF FAIRFIELD'S FINANCIAL ADVISORS

OVERVIEW

    Fairfield engaged Bear Stearns and Stephens to act as its financial advisors in connection with the merger. At the November 1, 2000 meeting of the Fairfield board of directors, Bear Stearns and Stephens jointly presented the analysis of their opinions and then delivered their oral opinions, subsequently confirmed separately by each in writing, that, as of November 1, 2000, and based upon and subject to the assumptions, qualifications and limitations set forth in their respective opinions, the merger consideration was fair, from a financial point of view, to the stockholders of Fairfield (other than Stephens Group, Inc., Stephens (Stephens Group, Inc. and Stephens collectively referred to herein as "Stephens Group"), Ralph P. Muller, R & A Limited Partnership and Gerald M. Johnston, who are stockholders that are parties to the voting agreement).

    THE FULL TEXT OF EACH FAIRNESS OPINION DATED NOVEMBER 1, 2000, WHICH SETS FORTH, AMONG OTHER THINGS, THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND QUALIFICATIONS AND LIMITATIONS ON THE SCOPE OF THE REVIEW UNDERTAKEN BY BEAR STEARNS AND STEPHENS IN RENDERING THEIR FAIRNESS OPINIONS, ARE ATTACHED AS ANNEX D AND ANNEX E, RESPECTIVELY, TO THIS DOCUMENT. STOCKHOLDERS ARE URGED TO, AND SHOULD, READ THE FAIRNESS OPINIONS CAREFULLY AND IN THEIR ENTIRETY. THE FAIRNESS OPINIONS WERE DELIVERED TO THE FAIRFIELD BOARD OF DIRECTORS FOR ITS USE IN CONNECTION WITH ITS CONSIDERATION OF THE MERGER AND ADDRESS ONLY, AS OF THE DATE OF THE RESPECTIVE FAIRNESS OPINIONS, THE FAIRNESS OF THE MERGER CONSIDERATION FROM A FINANCIAL POINT OF VIEW, TO BE RECEIVED BY THE STOCKHOLDERS OF FAIRFIELD, (OTHER THAN STEPHENS GROUP, RALPH P. MULLER,
R & A LIMITED PARTNERSHIP AND GERALD M. JOHNSTON). THE FAIRNESS OPINIONS ARE NOT INTENDED TO BE, AND DO NOT CONSTITUTE, A RECOMMENDATION TO THE FAIRFIELD BOARD OF DIRECTORS OR TO ANY STOCKHOLDER OF FAIRFIELD. THE FAIRNESS OPINIONS DO NOT ADDRESS

THE UNDERLYING BUSINESS DECISION OF THE FAIRFIELD BOARD OF DIRECTORS TO RECOMMEND THE MERGER TO THE STOCKHOLDERS OF FAIRFIELD OR THE UNDERLYING BUSINESS DECISION OF FAIRFIELD TO ENTER INTO THE MERGER AGREEMENT, THE RELATIVE MERITS OF THE MERGER AS COMPARED TO ANY ALTERNATIVE BUSINESS STRATEGIES THAT MIGHT EXIST FOR FAIRFIELD OR THE EFFECTS OF ANY OTHER TRANSACTION IN WHICH FAIRFIELD MIGHT ENGAGE. THE SUMMARY OF THE FAIRNESS OPINIONS SET FORTH IN THIS DOCUMENT ARE QUALIFIED BY REFERENCE TO THE FULL TEXT OF THE RESPECTIVE FAIRNESS OPINIONS.

    The merger consideration, the form of the consideration and the terms of the merger were determined by arm's-length negotiations between Fairfield and Cendant and were not based on any recommendation by Bear Stearns or Stephens. Fairfield did not provide specific instructions or impose any limitations on Bear Stearns or Stephens with respect to the investigations made or the procedures followed by Bear Stearns or Stephens in rendering their opinions.

BEAR STEARNS AND STEPHENS OPINIONS

    In arriving at their opinions, Bear Stearns and Stephens each independently, among other things:

       - reviewed the merger agreement;

       - reviewed each of Fairfield's and Cendant's Annual Reports on Form 10-K for the years ended December 31, 1998 and 1999, their respective Quarterly Reports on Form 10-Q for the periods ended March 31, 2000 and June 30, 2000 and their respective Current Reports on Form 8-K for the three years ended September 30, 2000;

       - reviewed certain operating and financial information of Fairfield, including projections for the five years ended December 31, 2004, provided to them by management relating to Fairfield's business and prospects;

       - met with certain members of Fairfield's senior management to discuss Fairfield's business, operations, historical and projected financial results and future prospects;

       - met with certain members of Cendant's senior management to discuss Cendant's business, historical financial statements, expected financial results for 2000 and 2001 and future prospects;

       - reviewed the historical prices, trading multiples and trading volumes of the common shares of Fairfield and Cendant;

       - reviewed publicly available financial data, stock market performance data and trading multiples of companies which they deemed generally comparable to Fairfield;

       - reviewed the terms of recent merger and acquisition transactions of companies which they deemed generally comparable to Fairfield;

       - performed discounted cash flow analyses based on the projections for Fairfield furnished to them by the management of Fairfield; and

       - conducted such other studies, analyses, inquiries and investigations as they deemed appropriate.

    In preparing their opinions, Bear Stearns and Stephens relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information, including, without limitation, the projections, provided to them by Fairfield. With respect to projected financial results of Fairfield, Bear Stearns and Stephens assumed that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the senior management of Fairfield as to the expected future performance of Fairfield. Bear Stearns and Stephens were informed by Cendant that no projections exist for Cendant and, with Fairfield's consent, Bear Stearns' and Stephens' analyses of Cendant's future prospects were limited to publicly available information, Wall

Street research reports and discussions with senior management of Cendant. Bear Stearns and Stephens further relied upon the assurances of the senior management of Fairfield and Cendant that they are unaware of any facts that would make the information (or projections in the case of Fairfield) provided to them incomplete or misleading.

    In arriving at their opinions, Bear Stearns and Stephens did not perform or obtain any independent appraisal of the assets or liabilities (contingent or otherwise) of Fairfield and Cendant, nor was Bear Stearns or Stephens furnished with any such appraisals. In connection with their engagement, Bear Stearns and Stephens were not requested to, and Bear Stearns and Stephens did not, solicit third party indications of interest in the acquisition of all or part of Fairfield. Bear Stearns and Stephens assumed that the merger will be consummated in accordance with the terms of the merger agreement without any regulatory limitations, restrictions, conditions or modifications that collectively would have a material adverse effect on Fairfield or Cendant.

    Bear Stearns and Stephens did not express any opinion as to the price or range of prices at which the shares of common stock of Fairfield and Cendant may trade subsequent to the announcement of the merger or as to the price or range of prices at which the shares of common stock of Cendant may trade subsequent to the consummation of the merger.

    It should be noted that Bear Stearns' and Stephens' opinions did not address the fact that Cendant could cause Fairfield to effect the distribution of shares of common stock of Fairfield's real estate development assets to the stockholders of Fairfield or to transfer Fairfield's real estate development assets to a third party or the financial aspects of such distribution or transfer. Furthermore, Bear Stearns and Stephens did not review any financial information related to Fairfield's real estate development assets and therefore their opinions do not address any potential consequences to Fairfield's stockholders of a distribution, transfer, sale or other transaction with respect to Fairfield's real estate development assets.

SUMMARY OF ANALYSIS

    The following is a brief summary of the material valuation and financial and comparative analyses considered by Bear Stearns and Stephens in connection with the rendering of their opinions. This summary does not purport to be a complete description of the analyses underlying the Bear Stearns and Stephens opinions and is qualified in its entirety by reference to the full text of their respective opinions.

    In performing their analysis, Bear Stearns and Stephens made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Bear Stearns, Stephens, Fairfield and Cendant. Any estimates contained in the analysis performed by Bear Stearns and Stephens are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analysis. In addition, as described above, the Bear Stearns and Stephens opinions were among several factors taken into consideration by the Fairfield board of directors in making its determination to approve the merger and the merger agreement.

    HISTORICAL STOCK PRICE PERFORMANCE OF FAIRFIELD. Bear Stearns and Stephens reviewed the trading volume and price history of Fairfield's common stock on the New York Stock Exchange for the period from January 1, 2000 through October 31, 2000 and for the period from November 1, 1995 through October 31, 2000. Bear Stearns and Stephens also reviewed the relationship between movements in the closing prices of Fairfield's common stock, the S&P 500 Index and an index of other selected vacation ownership companies for the periods from October 31, 1995 through October 31, 2000 and from October 31, 1999 through October 31, 2000. Bear Stearns and Stephens noted that Fairfield's common stock had outperformed the S&P 500 from October 31, 1995 through October 31, 2000 and from October 31, 1999 through October 31, 2000. Bear Stearns and Stephens noted that Fairfield's common stock had outperformed the index of other selected vacation ownership companies for the period from October 31, 1995 through October 31, 2000 and for the period from October 31, 1999 through October 31, 2000.

    COMPARABLE COMPANY ANALYSIS. Using publicly available information, Bear Stearns and Stephens analyzed the market values and trading multiples of the following three publicly traded companies in the vacation ownership industry:

      Bluegreen Corporation;
       Silverleaf Resorts, Inc.; and
       Trendwest Resorts, Inc.

    Bear Stearns and Stephens compared, among other things, stock prices as a multiple of last twelve months, commonly called "LTM", earnings per share, commonly called "EPS," and enterprise values, calculated as equity value, plus total debt and minority interests, less cash, as multiples of LTM earnings before interest, taxes, depreciation and amortization, commonly called "EBITDA." All multiples were based on closing stock prices for the comparable companies as of October 31, 2000.

                          COMPARABLE TRADING MULTIPLES

                                                               PRICE/    ENTERPRISE VALUE/
                                                              LTM EPS       LTM EBITDA
                                                              --------   -----------------
Bluegreen Corporation.......................................    10.2x            8.8x
Silverleaf Resorts, Inc.....................................     2.6             6.8
Trendwest Resorts, Inc......................................     8.6             6.0

    Applying a range of LTM EPS and EBITDA multiples derived from the selected vacation ownership companies to corresponding financial data of Fairfield resulted in an implied equity reference range for Fairfield of approximately $4.25 to $18.50 per share as compared to a merger consideration of $15.00 per share.

    No company utilized in the peer group comparison is identical to Fairfield or the merger, and accordingly, Bear Stearns' and Stephens' analyses of comparable companies necessarily involved complex considerations and judgments concerning differences in financial and operating characteristics and other factors which would necessarily affect the relative trading values of Fairfield compared to the companies to which Fairfield was compared.

    SELECTED PRECEDENT MERGERS AND ACQUISITION TRANSACTIONS ANALYSIS. Using publicly available information, Bear Stearns and Stephens reviewed the purchase prices and implied transaction value multiples paid or proposed to be paid in the following eight selected transactions in the vacation ownership industry:

                 PRECEDENT MERGERS AND ACQUISITION TRANSACTIONS

    - Peppertree Resorts, Ltd. -- Equivest Finance, Inc.

    - Vistana, Inc. -- Starwood Hotels & Resorts

    - Eastern Resorts Corporation -- Equivest Finance, Inc.

    - The Success Companies and Points of Colorado, Inc. -- Vistana, Inc.

    - Vacation Break U.S.A., Inc. -- Fairfield Communities, Inc.

    - LSI Group Holdings, PLC -- Sunterra Corporation

    - Plantation Resorts Group, Inc. -- Sunterra Corporation

    - AVCOM International, Inc. -- Sunterra Corporation

    Bear Stearns and Stephens compared transaction values as a multiple of LTM EPS to a selected vacation ownership company composite multiple of LTM EPS as of the announcement date of each transaction. All multiples were based on publicly available financial information for each transaction and for each company comprising the composite. The LTM EPS multiple for the merger based on a merger consideration of $15.00 was 10.8x, and the multiple premium to the selected vacation ownership company composite LTM EPS multiple was 2.2x. The LTM EPS multiples of the selected transactions ranged from 8.1x to 28.8x (excluding the AVCOM International, Inc.--Sunterra Corporation transaction, which Bear Stearns and Stephens viewed as not sufficiently similar to the merger). The range of premiums of transaction LTM EPS multiples to the selected vacation ownership company composite LTM EPS multiples was 0.3x to 2.4x with a mean of 1.1x.

    Bear Stearns and Stephens noted that none of the subject transactions are identical to the merger. Bear Stearns and Stephens further noted that the analysis of precedent mergers and acquisition transactions necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that would necessarily affect the acquisition value of Fairfield as compared to the acquisition value of any other comparable company in general and the transactions above in particular.

    THEORETICAL DISCOUNTED CASH FLOW ANALYSIS. Bear Stearns and Stephens performed a discounted cash flow analysis for Fairfield in order to determine a range of equity values per share for Fairfield. Projected financial data for Fairfield were based on estimates provided to Bear Stearns and Stephens by Fairfield's management. In performing their theoretical discounted cash flow analysis, Bear Stearns and Stephens calculated after-tax cash flows for the four-year period commencing January 1, 2001, and ending on December 31, 2004. Fairfield's cash flows were discounted to present value using discount rates ranging from 12.0% to 13.0%. Growth rates of 3.5% to 4.5% were applied to the final year cash flow (the year 2004, as stated above). This analysis resulted in an implied reference range for the equity value of approximately $11.44 to $15.91 per share.

    Bear Stearns and Stephens noted that the theoretical discounted cash flow analyses were highly dependent on growth rates, discount rates and margin assumptions relating to the underlying projections and that such projections were difficult to forecast due to the rapidly changing nature of Fairfield's business plan and capital markets climate. Consequently, Bear Stearns and Stephens observed that the resulting discounted cash flow valuations are inherently theoretical due to the difficulty in forecasting projected operating results as well as assumptions relating to, among other factors, the availability of sufficient capital, the cost of such capital and assessing implied perpetual growth rates beyond the forecast period.

    PREMIUM ANALYSIS. Bear Stearns and Stephens observed that, based on the merger consideration to the stockholders of Fairfield's common stock of $15.00 per share, the following premiums were applicable:

                MERGER PREMIUM BASED ON THE OFFER PRICE FOR THE
              FOLLOWING PERIODS PRIOR TO TRANSACTION ANNOUNCEMENT

October 17, 2000(a).........................................    29.0%
October 31, 2000(b).........................................    18.2%
Trailing 20-day average ending October 17, 2000(c)..........    46.3%
Trailing 60-day average ending October 17, 2000(c)..........    73.1%
Trailing 120-day average ending October 17, 2000(c).........    76.9%
Day of initial meeting of the Fairfield board of directors
  concerning the merger(d)..................................    93.5%
One day after termination of the Carnival transaction(e)....    86.1%

------------------------

    (a) One day prior to Fairfield's announcement that it was in preliminary discussions concerning a possible merger or transaction with an undisclosed company.

    (b) One day prior to the signing of the definitive merger agreement.

    (c) Represents trailing 20-, 60- and 120-day average price, respectively, prior to October 18, 2000, the announcement date that Fairfield was in preliminary discussions concerning a possible merger.

    (d) August 23, 2000.

    (e) February 28, 2000.

    OTHER FACTORS. In rendering their opinions, Bear Stearns and Stephens also reviewed and considered, among other things:

       - A business, financial and shareholder profile of Cendant;

       - Selected analysts' reports on Cendant, including calendar years 2000 and 2001 EPS estimates of those analysts;

       - The average trading volume and trading range for CD common stock from January 1, 2000 through October 31, 2000 and from January 1, 1998 through October 31, 2000;

       - The relationship between movements in CD common stock and movements in the S&P 500 Index and the S&P Services Index over a one year period; and

       - The relationship between movements in Cendant's LTM price to earnings multiple and the composite in the S&P 500 Index LTM price to earnings multiple.

OTHER CONSIDERATIONS

    The preparation of a fairness opinion is a complex process that involves various judgments and determinations as to the most appropriate and relevant methods of financial and valuation analysis and the application of those methods to the particular circumstances. The opinion is, therefore, not necessarily susceptible to partial analysis or summary description. Bear Stearns and Stephens believe that their analyses must be considered as a whole and that selecting portions of their analyses and the factors considered, without considering all of the analyses and factors, would create a misleading and incomplete view of the processes underlying their opinions. Bear Stearns and Stephens did not form any opinions as to whether any individual analysis or factor, whether positive or negative, considered in isolation, supported or failed to support their opinions. In arriving at their opinions, Bear Stearns and Stephens did not assign any particular weight to any analysis or factor considered by them, but rather made qualitative judgments based upon their experience in providing such opinions and on then-existing economic, monetary, market and other conditions as to the significance of each analysis and factor. In performing their analyses, Bear Stearns and Stephens, at Fairfield's direction and with Fairfield's consent, made numerous assumptions with respect to industry performance, general business conditions and other matters, many of which are beyond the control of Fairfield, Cendant, Bear Stearns or Stephens. Any assumed estimates implicitly contained in Bear Stearns' or Stephens' opinions or relied upon by Bear Stearns or Stephens in rendering their opinions do not necessarily reflect actual values or predict future results or values. Any estimates relating to the value of a business or securities do not purport to be appraisals or to necessarily reflect the prices at which companies or securities may actually be sold.

    Bear Stearns and Stephens were retained by Fairfield based upon their qualifications, experience and expertise. Bear Stearns and Stephens are internationally recognized investment banking firms that regularly engage in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estates, corporate and other purposes. In the ordinary course of their businesses, Bear Stearns and Stephens may actively trade the equity and/or debt securities of Fairfield or Cendant for their own accounts and the accounts of their customers and, accordingly, at any time may hold a long or short position in such securities.

    Pursuant to engagement letters, Fairfield agreed to pay Bear Stearns and Stephens total advisory fees of $2.5 million each upon the completion of the merger. Of this amount, $400,000 was payable to each of Bear Stearns and Stephens upon their rendering of their fairness opinions to the Fairfield board of directors. In addition, Fairfield agreed to reimburse Bear Stearns and Stephens for all reasonable out-of-pocket expenses incurred by Bear Stearns and Stephens in connection with the merger including the reasonable fees and disbursements to their legal counsels. Fairfield has also agreed to indemnify Bear Stearns and Stephens against specific liabilities in connection with their engagements, including liabilities under the federal securities laws.

STOCK EXCHANGE LISTING

    Cendant has begun preparation of a listing application to list the CD common stock issuable pursuant to the merger in exchange for Fairfield common stock with the NYSE. The trading symbol for the CD common stock is "CD." Following the merger, Fairfield stockholders will no longer be able to trade shares of Fairfield common stock on the NYSE or any other exchange because the existing Fairfield common stock will have ceased to exist and therefore will no longer be listed on any exchange.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

    The following summary addresses the material federal income tax consequences to holders of Fairfield common stock who exchange their Fairfield common stock for cash and/or CD common stock in the merger and to holders of Fairfield common stock who receive cash pursuant to the exercise of appraisal rights under Delaware law. This summary does not address all aspects of federal income taxation that may be relevant to particular holders of Fairfield common stock and thus, for example, may not be applicable to holders of Fairfield common stock who are employees and who acquired their Fairfield common stock pursuant to the exercise of incentive stock options or otherwise as compensation, nor does this summary address the effect of any applicable foreign, state, local or other tax laws. The discussion assumes that each holder of Fairfield common stock holds such stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). This discussion does not apply to certain types of stockholders (such as insurance companies, tax-exempt organizations, financial institutions and broker-dealers) who may be subject to special rules. This discussion does not discuss the United States federal income tax consequences to any holder of Fairfield common stock who, for United States federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership or a foreign estate or trust.

    TAX CONSEQUENCES OF THE RECEIPT OF CASH AND/OR CD COMMON STOCK

    The exchange of Fairfield common stock for cash and/or CD common stock pursuant to the merger will be a taxable transaction for United States federal income tax purposes and possibly for state, local and foreign income tax purposes as well. In general, a holder of Fairfield common stock will recognize gain or loss for United States federal income tax purposes equal to the difference, if any, between (i) the amount of any cash received by the holder in the merger and/or the fair market value of any CD common stock received by the holder in the merger and (ii) the holder's adjusted tax basis in the Fairfield common stock which is exchanged for such cash and/or CD common stock pursuant to the merger. Such gain or loss will be capital gain or loss, and will be long-term capital gain or loss provided that a holder's holding period for the Fairfield common stock is more than one year at the time of the completion of the merger. Capital gain recognized by an individual upon a disposition of Fairfield common stock that has been held for more than one year generally will be subject to a maximum United States federal income tax rate of 20% or, in the case of Fairfield common stock that has been held for one year or less, will be subject to tax at ordinary income tax rates. Certain limitations apply to the use of a holder's capital losses.

    A holder of Fairfield common stock who receives CD common stock pursuant to the merger will have an initial tax basis in such CD common stock which is equal to the fair market value of the CD common stock on the date of the effective time of the merger. The holder's holding period in such CD common stock will begin on the day following the day of the effective time of the merger.

    DISSENTERS

    A holder of Fairfield common stock who receives cash pursuant to the exercise of appraisal rights will recognize gain or loss equal to the difference between the amount of cash received and such holder's adjusted tax basis in the shares of Fairfield common stock surrendered. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if such holder's holding period for the Fairfield common stock at the effective time of the merger exceeds one year. A portion of such payment may be characterized as interest income.

    BACKUP WITHHOLDING

    Unless a holder of Fairfield common stock complies with certain reporting and/or certification procedures or is an exempt recipient under applicable provisions of the Code (and the regulations promulgated thereunder), the holder may be subject to a "backup" withholding tax of 31% with respect to any payments received in the Merger or as a result of the exercise of the holder's dissenters' rights. Holders of Fairfield common stock should consult with their brokers to ensure compliance with such procedures. Foreign stockholders should consult with their tax advisors regarding withholding taxes in general.

    THE FOREGOING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED HEREIN FOR GENERAL INFORMATION PURPOSES ONLY. ACCORDINGLY, EACH HOLDER OF FAIRFIELD COMMON STOCK IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE MERGER.

ACCOUNTING TREATMENT

    The merger will be accounted for as a purchase for financial accounting purposes in accordance with accounting principles generally accepted in the United States. For purposes of preparing Cendant's consolidated financial statements, Cendant will establish a new accounting basis for Fairfield's assets and liabilities based upon their fair values, the merger consideration and the costs of the merger. Cendant believes that any excess of cost over the fair value of the net assets of Fairfield will be recorded as goodwill and other intangible assets. A final determination of the intangible asset values and required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not yet been made. Cendant will determine the fair value of Fairfield's assets and liabilities and will make appropriate purchase accounting adjustments, including adjustments to the amortization period of the intangible assets, upon completion of that determination.

REGULATORY AND THIRD-PARTY APPROVALS

    REGULATORY APPROVALS.

    Under the merger agreement, Cendant and Fairfield have agreed to use their reasonable good faith efforts to obtain all necessary actions or nonactions, waivers, consents and approvals from any governmental authority necessary to complete the merger. The required regulatory approvals include approvals of various state timeshare agencies, as described below. All other applications and notices have been filed, or are in the process of being filed.

    U.S. ANTITRUST FILING. If required, Fairfield and Cendant will seek approval of the merger under the prenotification provisions of the federal Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

    TIMESHARE REGULATORY APPROVALS. In connection with the merger, Fairfield is required to file amendments to certain registration statements and to obtain consents, approvals or exemptions for these amendments under state timeshare registration laws or, in states that do not have specific timeshare laws, related real estate or securities registration laws in states where Fairfield develops real estate properties, holds vacation ownership interests and/or markets or sells vacation ownership interests.

    If the approval of the merger by any of the authorities mentioned above is subject to compliance with certain conditions, there can be no assurance that the parties or their subsidiaries will be able to comply with such conditions or that compliance or non-compliance will not have adverse consequences for the combined company after consummation of the merger.

    While Fairfield and Cendant believe that they will receive the requisite regulatory approvals for the merger, there can be no assurance regarding the timing of the approvals or the ability of the companies to obtain the approvals on satisfactory terms or the absence of litigation challenging such approvals or otherwise. The merger is conditioned upon the receipt of all necessary consents, approvals and actions of governmental authorities, and the filing of all other notices with such authorities, which would reasonably be expected to have a material adverse effect on Cendant and its subsidiaries and prospective subsidiaries, taken as a whole, if they were not received or filed. See "The Merger Agreement--Conditions to the Completion of the Merger" on pages [ ] through [ ].

    THIRD-PARTY APPROVALS.

    Fairfield is a party to a number of loan agreements, lease agreements and other agreements. The completion of the merger may require that Fairfield obtain the consent of, or waiver from, the other parties to certain of those agreements. Pursuant to the merger agreement, Fairfield has agreed to use its reasonable good faith efforts to obtain all consents, approvals and waivers from third parties necessary for completion of the merger. Cendant's obligation to complete the merger is conditioned upon Fairfield obtaining such third party consents, approvals or waivers.

APPRAISAL RIGHTS

    Under Delaware law, Fairfield stockholders are entitled to appraisal rights in connection with the merger. Any Fairfield stockholder of record who objects to the merger may elect to have his or her shares of Fairfield common stock appraised under the procedures of Delaware law and to be paid the fair value of his or her shares. The appraised value will not include any value arising from the merger, but may include a fair rate of interest. It is possible that the fair value determined may be more or less than the merger consideration.

    Fairfield stockholders electing to exercise appraisal rights must comply with the provisions of Section 262 of the Delaware General Corporation Law in order to perfect their rights. Fairfield will require strict compliance with the statutory procedures. A copy of Section 262 is attached to this proxy statement-prospectus as Annex F.

    The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a Fairfield stockholder in order to dissent from the merger and perfect his or her appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the Delaware General Corporation Law.

    Under Section 262, Fairfield is required to notify stockholders not less than 20 days before the special meeting to vote on the merger that appraisal rights will be available. A copy of Section 262 must be included with that notice. THIS PROXY STATEMENT-PROSPECTUS CONSTITUTES FAIRFIELD'S NOTICE TO ITS STOCKHOLDERS OF THE AVAILABILITY OF APPRAISAL RIGHTS IN CONNECTION WITH THE MERGER IN COMPLIANCE WITH THE REQUIREMENTS OF SECTION 262. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 contained in Annex F. If you fail to timely and properly comply with the requirements of Section 262, your appraisal rights under Delaware law may be lost.

    If you elect to demand appraisal of your shares of Fairfield common stock, you must satisfy each of the following conditions:

    - You must deliver to Fairfield a written demand for appraisal of your shares before the vote is taken on the merger agreement at the special meeting. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the merger. Voting against or failing to vote for the merger by itself does not constitute a demand for appraisal under Section 262;

    - You must not vote in favor of the merger. A vote in favor of the merger, by proxy or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal; and

    - You must continuously hold your Fairfield common stock through the effective time of the merger.

    If you fail to comply with any of these conditions and the merger is completed, you will lose your appraisal rights with respect to your shares of Fairfield common stock.

    All demands for appraisal should be addressed to:

    Fairfield Communities, Inc.
    8669 Commodity Circle, Suite 200
    Orlando, Florida 32819
    Attention: Secretary

and should be executed by, or on behalf of, the record holder of the shares of Fairfield common stock. The written demand must identify the Fairfield stockholder and state that the stockholder intends to demand appraisal of his or her shares of Fairfield common stock.

    Within 10 days after the effective time of the merger, Fairfield must give written notice that the merger has been completed to each Fairfield stockholder who has properly sent a written demand for appraisal and who did not vote in favor of the merger. Within 120 days after the effective time of the merger, either Fairfield or any stockholder who has complied with the requirements of
Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the value of the shares held by all stockholders entitled to appraisal. Fairfield has no obligation to file such a petition in the event there are dissenting stockholders. If a petition is not filed within the 120-day period, all appraisal rights relating to Fairfield common stock will terminate.

    At any time within 60 days after the effective time of the merger, any dissenting stockholder may withdraw the demand for appraisal. If a Fairfield stockholder withdraws his or her demand, the stockholder will only be entitled to receive the merger consideration specified by the merger agreement for his or her shares of Fairfield common stock. Any attempt to withdraw an appraisal demand more than 60 days after the effective time of the merger will require the written approval of the surviving corporation. Within 120 days after the effective time of the merger, any stockholder who has complied with Section 262 will be entitled, upon written request, to receive a statement setting forth the aggregate number of shares of Fairfield common stock with respect to which demands for appraisal have been received. If a petition for appraisal is duly filed by a dissenting stockholder and a copy of the petition is delivered to Fairfield within 20 days after receiving this notice, Fairfield must file with the Delaware Chancery Court a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares. After notice to dissenting stockholders, the Delaware Chancery Court is empowered to conduct a hearing upon the petition to determine those stockholders who have complied with Section 262 and who are entitled to the appraisal rights. The Delaware Chancery Court may require the stockholders who have demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. If any stockholder fails to comply with such direction, the Delaware Chancery Court may dismiss the proceedings as to such stockholder.

    After determination of the stockholders entitled to appraisal rights, the Delaware Chancery Court will appraise the shares of Fairfield common stock and determine a fair rate of interest, if any, to be paid. Once the fair value is determined, Fairfield will pay all dissenting stockholders the appraised value of their shares together, with interest accrued thereon during the pendency of the proceeding, upon surrender by such holders of the certificates representing such shares.

    Costs of the appraisal proceeding may be determined by the Delaware Chancery Court and charged to the parties as the Delaware Chancery Court deems equitable under the circumstances. Upon application of a dissenting stockholder, the Delaware Chancery Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged prorata against the value of all shares entitled to appraisal.

    Any stockholder who has demanded appraisal rights will not, after the effective time of the merger, be entitled to vote his or her shares for any purpose or to receive payments of dividends or any other distribution with respect to such shares (other than with respect to payment as of a record date prior to the effective time of the merger).

    In view of the complexity of Section 262, Fairfield stockholders who may wish to dissent from the merger and pursue appraisal rights should consult their legal advisors.

    Failure to take any required step in connection with exercising appraisal rights may result in the termination or waiver of such rights.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    Some of the members of Fairfield's board of directors and executive officers have interests in the merger that are different from, or in addition to, the interests of Fairfield stockholders generally. These additional interests relate to, among other things:

    - the effect of the merger on employment agreements for the executive officers, including the availability of termination and retention payments;

    - certain actions to be taken in respect of employee benefit plans;

    - the treatment of outstanding stock options and warrants and other awards to purchase Fairfield common stock;

    - the payment of annual bonuses to executive officers under the 2000 Incentive Compensation Plan during calendar year 2000;

    - the payment of a bonus to the President and Chief Executive Officer and transition payments to other executive officers in connection with the merger; and

    - the indemnification of, and provision of director and officer liability insurance for, the directors and officers of Fairfield.

These interests, to the extent they are material, are described below. The Fairfield board of directors was aware of these interests and considered them, among other things, prior to approving the merger agreement, the merger and the other transactions contemplated by the merger agreement.

    EMPLOYMENT AGREEMENTS

    Fairfield has entered into employment agreements with each of its named executive officers. James G. Berk is employed as President and Chief Executive Officer pursuant to an employment agreement dated as of August 31, 1999, as amended. Franz S. Hanning is employed as Executive Vice President and Chief Operating Officer pursuant to an employment agreement dated as of October 23, 1998, as amended. Robert W. Howeth is employed as Executive Vice President and Chief Financial Officer pursuant to an employment agreement dated as of June 22, 2000. Marcel J. Dumeny is employed as Executive Vice President, General Counsel and Secretary pursuant to an employment agreement dated as of September 20, 1991, as amended. Robert Albertson is employed as Senior Vice President, Sales pursuant to an employment agreement dated as of June 22, 2000.

    Each of these employment agreements provides that if the named executive officer's employment is terminated by Fairfield for any reason other than for "cause" (as defined in the employment agreements), or by the named executive officer due to "constructive discharge" (as defined in the employment agreement) Fairfield will pay a severance payment equal to up to three times that named executive officer's base salary as in effect at the time of termination. The severance payment for each named executive officer will be made in one lump sum payment on or immediately following the date of termination, except that the severance payment to Messrs. Hanning and Albertson may be made in equal monthly installments in accordance with Fairfield's payroll practices in Fairfield's discretion.

    In addition to the severance payment described above, if the named executive officer is terminated without cause within one year of a change of control, Fairfield will pay an additional amount equal to the named executive officer's base salary as in effect at the time of the termination. This change of control payment will be made in one lump sum payment within 10 days following the termination date. The term "change of control" as defined in the employment agreement means:

    - a material change in the composition of the Fairfield board of directors during any 24-month period;

    - any person or entity or group of persons other than Fairfield or its subsidiaries shall beneficially own, directly or indirectly, more than 50% of the total voting power represented by the then outstanding securities of Fairfield entitled to vote in the election of directors;

    - a merger, combination, consolidation or reorganization of Fairfield, other than a transaction in which at least 50% of voting power outstanding immediately prior to the transaction continues to own at least such 50% voting power following the transaction; or

    - the sale of all or substantially all of Fairfield's assets to a third party.

The completion of the merger will be deemed a "change of control" under these employment agreements.

    Pursuant to the severance and change of control provisions contained in the employment agreements of Fairfield's named executive officers, the estimated severance and change of control payments that will become payable to Fairfield's named executive officers if their employment is terminated without cause immediately before or within one year after completion of the merger are as follows, assuming that the merger is completed on or before March 31, 2001.

                                                              ADDITIONAL AMOUNT PAYABLE
                                   SEVERANCE AMOUNT PAYABLE     IF TERMINATION WITHIN
                                       UPON TERMINATION              ONE YEAR OF
NAME                                    WITHOUT CAUSE             CHANGE OF CONTROL
----                               ------------------------   -------------------------
James G. Berk....................         $1,695,000                  $565,000
Franz S. Hanning.................            577,500                   385,000
Robert W. Howeth.................            393,750                   262,500
Marcel J. Dumeny.................            354,375                   236,250
Robert Albertson.................            200,000                   200,000

    Under the terms of each employment agreement, if the named executive officer remains employed with Fairfield for a period of one year following a change of control, then that named executive officer is entitled to a one time transition payment in the amount of his current annual base salary to be paid within five days of the first year anniversary date.

    Each employment agreement also provides for a reduction in severance and other benefits to the extent necessary to avoid any excise tax imposed by Sections 280G and 4999 of the Code, if such reduction will, on an after-tax basis, be advantageous to the executive officer.

    ASSUMPTION OF STOCK OPTIONS AND EQUITY-BASED AWARDS

    Under the terms of the merger agreement, Cendant has agreed to assume each outstanding option, warrant and right to purchase Fairfield common stock granted under the Fairfield stock plans. Each option and warrant to purchase Fairfield common stock automatically will be converted into the right to receive a number of shares CD common stock equal to the number of shares of Fairfield common stock to which the option or warrant was exercisable multiplied by the exchange ratio relating to the stock election in the merger. The exercise price for the options and warrants will be equal to the exercise price subject to the option or warrant immediately prior to the effective time of the merger divided by the exchange ratio relating to the stock election in the merger. All other terms and conditions of the converted options and warrants will remain the same.

    Under the terms of the merger agreement, Cendant has agreed to assume each outstanding award or entitlement granted under Fairfield's incentive compensation plans. Each outstanding award and entitlement will be converted into the same instrument of Cendant with such adjustments to the terms thereof as are necessary to preserve the value of the award or entitlement with no detrimental or beneficial effects on the holder. All other terms and conditions of the converted awards and entitlements will remain the same.

    EFFECTS OF THE MERGER ON GRANTS PURSUANT TO FAIRFIELD STOCK AND INCENTIVE PLANS AND EMPLOYMENT ARRANGEMENTS

    Stock options and warrants to purchase shares of Fairfield common stock have been granted under Fairfield's 1992 Warrant Plan, 1997 Stock Option Plan and 2000 Incentive Stock Option Plan. Upon a change of control of Fairfield, which would include completion of the merger, the unvested portion of certain stock options, restricted stock and warrants granted to Fairfield's directors and executive officers will become fully vested.

    Pursuant to a restricted stock agreement dated as of October 1, 1999 between Fairfield and James G. Berk and Mr. Berk's employment agreement, Fairfield granted to Mr. Berk a restricted stock award covering 25,000 shares of Fairfield common stock. Under the terms of the restricted stock agreement, if Mr. Berk is terminated without cause as provided in his employment agreement or terminates his employment for a constructive discharge, all risk of forfeiture on those restricted shares will lapse and the shares will become fully vested without restriction.

    Pursuant to the 2000 Incentive Stock Plan, Fairfield granted to certain executive officers and directors restricted stock awards covering shares of Fairfield common stock. Under the terms of these restricted stock agreements, upon a change of control, which includes completion of the merger, all risk of forfeiture on those restricted shares will lapse and the shares will become fully vested without restriction.

    The following chart sets forth, as of November 30, 2000, the total number of Fairfield stock options and warrants granted to Fairfield's directors and executive officers under Fairfield's stock and incentive plans, the total number of stock options and warrants that vest immediately upon a change of control of Fairfield, the weighted average exercise price of the vested stock options and warrants which vest as a result of a change of control, and the total number of restricted stock awards that vest immediately upon a change of control of Fairfield.

                                                NUMBER OF STOCK      WEIGHTED AVERAGE EXERCISE
                                              OPTIONS AND WARRANTS     PRICE OF VESTED STOCK     NUMBER OF RESTRICTED
                           TOTAL NUMBER OF        VESTED AS A          OPTIONS AND WARRANTS      STOCK AWARDS VESTED
                           STOCK OPTION AND       RESULT OF A        WHICH VEST AS A RESULT OF     AS A RESULT OF A
NAME                        WARRANT GRANTS     CHANGE OF CONTROL        A CHANGE OF CONTROL       CHANGE OF CONTROL
----                       ----------------   --------------------   -------------------------   --------------------
James G. Berk............      900,000               900,000                  $11.5875                  50,000
Franz S. Hanning.........      431,092               188,092                    8.1875                  25,000
Robert W. Howeth.........      520,305               160,305                    8.1875                  25,000
Marcel J. Dumeny.........      475,420               115,420                    8.1875                  25,000
Robert Albertson.........      245,496                85,496                    8.1875                  15,000
Ernest D. Bennett, III...       54,000                12,000                    8.6250                   1,391
Philip A. Clement........       12,000                12,000                    8.6250                   1,391
John D. Hayes............       12,000                12,000                    8.6250                   1,391
Philip L. Herrington.....       54,000                12,000                    8.6250                   1,391
Gerald M. Johnston.......       12,000                12,000                    8.6250                   1,391
Ilan Kaufthal............       12,000                12,000                    8.6250                   1,391
Bryan D. Langton.........       21,000                12,000                    8.6250                  10,585
William C. Scott.........       54,000                12,000                    8.6250                   1,391

    2000 INCENTIVE COMPENSATION PLAN; OTHER INCENTIVE COMPENSATION

    Fairfield pays incentive compensation to its executive officers under the 2000 Incentive Compensation Plan. Under the terms of this plan, any incentive compensation earned in calendar year 2000 would have been paid to the named executive officer in 2001. However, under the merger agreement up to 75% of any incentive compensation earned by any named executive officer will be paid on or before December 31, 2000.

    In connection with the merger, Fairfield has approved a one-time cash bonus payable to certain Fairfield employees, including the executive officers (other than Mr. Berk), to be paid after the 90th day following the effective time of the merger. Each named executive officer must remain employed with Fairfield through that date in order to receive the bonus. The named executive officers have been granted the following bonuses: Mr. Hanning--$115,500, Mr. Howeth--$78,750, Mr. Dumeny--$70,875 and Mr. Albertson--$60,000. In the event that both the merger bonus and severance payments discussed above become payable, then the total amount of severance payments to be made will be offset by the amount of the merger bonus.

    The Fairfield board of directors has approved a $2,500,000 bonus payment to Mr. Berk in connection with the merger. Fairfield will pay this bonus at the effective time of the merger unless Mr. Berk, Fairfield and Cendant agree otherwise.

    INDEMNIFICATION AND INSURANCE

    Each of Fairfield's current directors and executive officers and certain of Fairfield's former directors have executed indemnification agreements whereby Fairfield has agreed to indemnify each of them for acts or omissions in their capacities as directors or officers of Fairfield. Under the terms of the merger agreement, the surviving corporation will assume all of Fairfield's obligations to indemnify any current or former directors and any officers as required under Fairfield's second amended and restated certificate of incorporation and fifth amended and restated by-laws and under any indemnification agreements or arrangements with Fairfield, for any acts or omissions occurring on or prior to the effective time of the merger. The surviving corporation is required to continue all indemnification agreements and arrangements in full force and effect in accordance with their current terms for a period of six years after completion of the merger. Any amendment or modification to, or repeal of, any indemnification agreement or arrangement may only be made in a manner that would not adversely affect the rights of the holder. In addition, the merger agreement provides that directors and officers of Fairfield who become directors and officers of the surviving corporation or any of its affiliates will be entitled to the same indemnity rights and protections as are afforded to other directors and officers of the surviving corporation.

    Under the terms of the merger agreement, the surviving corporation has agreed to maintain Fairfield's current directors' and officers' liability insurance policy covering acts or omissions occurring prior to the effective time of the merger for a period of six years following the closing date on terms and in amounts no less favorable than those in effect prior to the effective time of the merger.

    OTHER

    Mr. Ilan Kaufthal, a director of Fairfield, is a senior officer of Bear Stearns. In connection with the merger, Bear Stearns will be entitled to receive a fee for the financial advisory services it provided to Fairfield.

EXISTING BUSINESS RELATIONSHIPS BETWEEN CENDANT AND FAIRFIELD

    Fairfield is a party to an affiliation agreement with RCI, a subsidiary of Cendant and the world's largest vacation ownership exchange network with more than 3,600 participating resort facilities in more than 90 countries and in excess of 2 million individual members worldwide, and 2 million vacation exchanges annually. Membership in RCI entitles Fairfield's customers to exchange their occupancy rights in the unit or resort in which they own a vacation ownership interest for occupancy rights at another participating resort, based upon availability and the payment of a variable exchange fee to RCI.

    FairShare Vacation Owners Association, the Use Management Trustee of the FairShare Vacation Plan Reservation Program (known as "FairShare Plus" and of which Fairfield is the Plan Manager) is also a party to an affiliation agreement with RCI. Membership in RCI entitles Plan Members to exchange their occupancy rights in their vacation ownership interest for occupancy rights at another participating resort, based upon availability and the payment of a variable exchange fee to RCI.

DELISTING AND DEREGISTRATION OF FAIRFIELD COMMON STOCK

    If the merger is completed, the shares of Fairfield common stock will be delisted from the NYSE, and will be deregistered under the Securities Exchange Act of 1934. Consequently, following completion of the merger, Fairfield stockholders will no longer be able to trade shares of Fairfield common stock on any stock exchange.

RESTRICTIONS ON RESALES BY AFFILIATES OF FAIRFIELD

    The shares of CD common stock to be issued to Fairfield stockholders in the merger have been registered under the Securities Act of 1933. These shares may be traded freely and without restriction by those stockholders not deemed to be "affiliates" of Fairfield as that term is defined under the Securities Act. An affiliate of a corporation, as defined by the rules promulgated under the Securities Act, is a person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with that corporation. Any subsequent transfer by an affiliate of Fairfield must be one permitted by the resale provisions of Rule 145 promulgated under the Securities Act (or Rule 144 promulgated under the Securities Act, in the case of such persons who become affiliates of Cendant) or as otherwise permitted under the Securities Act. These restrictions are expected to apply to the directors and executive officers of Fairfield (as well as to certain other related individuals or entities).

                         THE FAIRFIELD SPECIAL MEETING

PURPOSE, TIME AND PLACE

    The special meeting will be held at [         ], [         ], [         ] on
[  ], [      ], 2001, at [  ]:00 [  ].m., Eastern Time. The purpose of the special meeting is for the Fairfield stockholders to consider and vote upon a proposal to approve and adopt the merger agreement and such other matters as may properly come before the special meeting. Under the merger agreement, Fairfield has the right to postpone the special meeting for a period no later than 35 business days after this proxy statement-prospectus is first mailed to Fairfield stockholders. Fairfield may postpone or adjourn the meeting within that time period so that the amount of time between the meeting date and the closing date is minimized.

    THE FAIRFIELD BOARD OF DIRECTORS BELIEVES THAT THE MERGER IS IN THE BEST INTEREST OF FAIRFIELD AND ITS STOCKHOLDERS AND RECOMMENDS THAT FAIRFIELD STOCKHOLDERS VOTE FOR THE ADOPTION OF THE MERGER AGREEMENT.

RECORD DATE; VOTING POWER

    The Fairfield board of directors has fixed the close of business
(5:00 p.m., Eastern Time) on [      ], 2001 as the record date for determining
the holders of Fairfield common stock entitled to notice of, and to vote at, the special meeting. Only holders of record of Fairfield common stock at the close of business on the record date will be entitled to notice of, and to vote at, the special meeting.

    On the record date, approximately [            ] shares of Fairfield common
stock were issued and outstanding and entitled to vote at the special meeting. Holders of record of Fairfield common stock are entitled to one vote per share on any matter which may properly come before the special meeting. If you are a record holder of Fairfield common stock on the record date, you may vote your shares of Fairfield common stock in person at the special meeting or by proxy by completing, signing, dating and returning the enclosed proxy in the enclosed self-addressed envelope.

    If you hold your shares of Fairfield common stock in "street name", you must follow the instructions provided by your broker regarding how to instruct your broker to vote your shares. Most banks and brokers have provisions for telephone and Internet voting. Check the material sent to you by them, or call your account representative for more information.

    A quorum is present at the special meeting if a majority of the outstanding shares of Fairfield common stock is represented in person or by proxy. A quorum is necessary to hold the special meeting. Any shares of Fairfield common stock held in treasury by Fairfield or any of its subsidiaries are not considered to be outstanding for purposes of determining a quorum. Once a share of Fairfield common stock is represented at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any adjournment of the special meeting unless the holder is present solely to object to the special meeting. In the event that a quorum is not present at the special meeting, it is expected that the special meeting will be adjourned or postponed to solicit additional proxies. However, if a new record date is set for the adjourned meeting, then a new quorum will have to be established.

VOTES REQUIRED

    The affirmative vote of holders of a majority of the shares of Fairfield common stock outstanding on the record date is required to approve and adopt the merger agreement. Under applicable Delaware law, a Fairfield stockholder who abstains from voting or does not vote will have the same effect as if the stockholder had voted against the adoption of the merger agreement. Brokers who hold shares of Fairfield common stock as nominees will not have discretionary authority to vote such shares in the absence of instructions from the beneficial owners of those shares. Any shares that are not voted because the nominee-broker lacks such discretionary authority will be counted and have the same effect as a vote against the adoption of the merger.

SHARE OWNERSHIP OF MANAGEMENT AND CERTAIN STOCKHOLDERS

    As of the record date, Fairfield's directors and executive officers and their affiliates may be deemed to be the beneficial owners of approximately
[            ], or [  ]%, of the outstanding shares of Fairfield common stock.
These executive officers and directors have indicated that they will vote for the adoption of the merger agreement. Stockholders who at November 1, 2000 were deemed to be the record or beneficial owners of approximately 8,562,064, or 18.15%, of the outstanding shares of Fairfield common stock have entered into a voting agreement with Cendant. Under the voting agreement, those stockholders have agreed to vote those shares they continue to own through the date of the special meeting of the stockholders of Fairfield and any additional shares acquired by them prior to the date of such meeting for the adoption of the merger agreement.

VOTING OF PROXIES

    If you vote your shares of Fairfield common stock by signing a proxy and returning it in time for the special meeting, your shares will be voted at the special meeting in the manner specified in your proxy card. If your proxy is properly executed but does not contain voting instructions, your proxy will be voted FOR approval of the merger agreement. If other matters are properly presented before the special meeting, the persons named in your proxy will have authority to vote in accordance with their judgment on any other such matter, including, without limitation, any proposal to adjourn or postpone the meeting or otherwise concerning the conduct of the meeting. However, a proxy that has been designated to vote against the approval of the merger agreement will not be voted, either directly or through a separate proposal, to adjourn the meeting to solicit additional votes. It is not expected that any matter other than as described in this proxy statement-prospectus will be brought before the special meeting.

REVOCABILITY OF PROXIES

    If you complete and mail the enclosed proxy card, it will not preclude you from voting in person at the special meeting. You may revoke a proxy at any time prior to your proxy being voted at the special meeting by:

    - delivering, prior to the special meeting, to Secretary, Fairfield Communities, Inc., 8669 Commodity Circle, Suite 200, Orlando, Florida 32819, a written notice of revocation bearing a later date or time than your proxy;

    - submitting another proxy that is later dated and, if applicable, that is properly signed; or

    - attending the special meeting and voting in person.

    Simply attending the special meeting will not constitute revocation of a proxy. If you instructed a broker to vote your shares, you must follow your broker's directions for changing those instructions. If an adjournment occurs, it will have no effect on the ability of stockholders of record as of the record date to exercise their voting rights or to revoke any previously delivered proxies.

SOLICITATION OF PROXIES

    Fairfield generally will bear the cost of solicitation of proxies. In addition to solicitation by mail, certain directors, officers and employees of Fairfield and its subsidiaries may solicit proxies from stockholders in person by telephone, or by other electronic means. These persons will not be paid for soliciting proxies. Fairfield may also have brokerage houses and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of Fairfield common stock held of record. Fairfield will reimburse these persons for their reasonable out-of-pocket expenses in connection with soliciting proxies.

    In addition, Fairfield has retained Mellon Investor Services LLC to assist Fairfield in the solicitation of proxies from stockholders in connection with the special meeting. Mellon Investor Services LLC will receive a fee which
Fairfield expects will not exceed $[     ] as compensation for its services and
reimbursement of its out-of-pocket expenses. Fairfield has agreed to indemnify Mellon Investor Services LLC against certain liabilities arising out of or in connection with its engagement.

    STOCKHOLDERS SHOULD NOT SEND STOCK CERTIFICATES WITH THEIR PROXY CARDS. INSTEAD, STOCK CERTIFICATES SHOULD BE SENT WITH YOUR ELECTION FORM/LETTER OF TRANSMITTAL TO THE ADDRESS SPECIFIED THEREON.

                              THE MERGER AGREEMENT

GENERAL

    The Cendant board of directors and the Fairfield board of directors have each unanimously approved and adopted the merger agreement, the merger and the other transactions contemplated by the merger agreement. The merger agreement contemplates the merger of Grand Slam Acquisition Corp., a subsidiary of Cendant, with and into Fairfield, with Fairfield continuing as the surviving corporation. This section of the proxy statement-prospectus describes material provisions of the merger agreement. This description is not a complete description of the terms and conditions of the merger agreement and is qualified in its entirety by reference to the full text of the merger agreement, a copy of which is attached as Annex A to this proxy statement-prospectus and is incorporated by reference into this proxy statement-prospectus. We urge you to read the merger agreement carefully and in its entirety.

FORM OF THE MERGER

    Under the terms of the merger agreement, Grand Slam Acquisition Corp. will be merged with and into Fairfield. Fairfield will be the surviving corporation in the merger and will continue its corporate existence under Delaware law. The corporate existence of Grand Slam Acquisition Corp. will cease as a result of the merger. Each of the Fairfield second amended and restated certificate of incorporation and fifth amended and restated bylaws will be amended and restated to read in its entirety like the certificate of incorporation and bylaws of Grand Slam Acquisition Corp. The name of the surviving corporation will be Fairfield Communities, Inc.

TIMING OF CLOSING

    The merger will be completed no later than the second day after the satisfaction or waiver of the conditions set forth in Article VI of the merger agreement. If, however, the transfer of the real estate development assets of Fairfield is scheduled to occur within 15 business days after the satisfaction or waiver of the conditions set forth in Article VI (other than the special meeting), then the closing will take place, upon written election by Cendant sent to Fairfield, on the earlier of (i) the date of the transfer of the real estate development assets of Fairfield or (ii) the 15th business day after the date of such written election, unless another time or date is agreed to by the parties to the merger agreement. A certificate of merger will be filed with the Secretary of State of the State of Delaware as soon as practicable following the closing, at which time the merger will be effective.

MERGER CONSIDERATION

    Fairfield stockholders will have the right to elect to receive either CD common stock or cash or a combination of CD common stock and cash in exchange for their shares of Fairfield common stock. Based on their election, Fairfield stockholders will receive one of the following in exchange for each share of Fairfield common stock:

    - The "STOCK ELECTION," which consists of 1.2500 shares of CD common stock for each share of Fairfield common stock, unless the average trading price of shares of CD common stock is greater or less than $12.00. The "average trading price" means the average of the 4:00 p.m. Eastern Time closing sale prices of CD common stock as reported on the New York Stock Exchange Composite Tape for the 20 consecutive trading days ending on and including the trading day immediately before the date of the special meeting of the stockholders of Fairfield. The adjustments that may be made to the exchange ratio are as follows:

         AVERAGE TRADING PRICE                       EXCHANGE RATIO
---------------------------------------  ---------------------------------------
Equal to or greater than $13.5960        Equal to the quotient of $16.00 divided
                                         by the average trading price

Greater than $12.00 but less than        Equal to 0.6250 plus the quotient of
$13.5960                                 $7.50 divided by the average trading
                                         price

Equal to $12.00                          1.2500

Less than $12.00 but greater than $7.00  Equal to the quotient of $15.00 divided by the average trading price

Equal to or less than $7.00              2.1428

    - The "CASH ELECTION," which consists of $15.00 in cash for each Fairfield common stock plus, if the average trading price is greater than $12.00, a fraction of a share of CD common stock that equals the excess of the value of the stock election, based on the average trading price, over $15.00. The maximum value of that fractional share will not exceed $1.00.

    Stockholders who do not make an election and who are not dissenting stockholders will be deemed to have made a stock election. Cendant will not issue fractional shares and will pay cash in lieu of any fractional shares.

    As of the effective time of the merger, all shares of Fairfield common stock will no longer be outstanding and will automatically be cancelled and cease to exist. Following the effective time of the merger, each holder of shares of Fairfield common stock will no longer have any rights in respect of shares of Fairfield common stock, but instead will have the right to receive the merger consideration described above.

    Any shares of Fairfield common stock owned by Fairfield, Cendant, Grand Slam Acquisition Corp. or any of their respective wholly owned subsidiaries will be cancelled and retired and will cease to exist, and no merger consideration will be delivered in exchange for those shares.

CONVERSION OF SHARES; EXCHANGE AGENT; PROCEDURES FOR EXCHANGE OF CERTIFICATES; FRACTIONAL SHARES

    At the effective time of the merger, Fairfield common stock will automatically convert into the right to receive the merger consideration. Promptly after the effective time of the merger, Cendant will deposit with the exchange agent all of the merger consideration.

    Under the merger agreement, Cendant will appoint a bank or trust company to act as exchange agent for the merger. The exchange agent will receive the merger consideration from Cendant and distribute it to Fairfield stockholders. Enclosed you will find a letter and election form/letter of transmittal. That letter and the election form/letter of transmittal will contain instructions on how to surrender Fairfield stock certificates to the exchange agent and receive the merger consideration. FAIRFIELD STOCKHOLDERS SHOULD NOT RETURN STOCK CERTIFICATES WITH THE ENCLOSED PROXY CARD.

    After the effective time of the merger, each certificate that previously represented shares of Fairfield common stock will represent only the right to receive the merger consideration into which such shares of Fairfield common stock were converted in the merger and any cash payable in lieu of fractional shares of CD common stock and dividends on CD common stock with record dates after the effective time of the merger.

    A holder of certificates previously representing Fairfield common stock may only be paid dividends or distributions payable on CD common stock after the holder surrenders his or her certificates to the

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exchange agent. After a holder's certificates are surrendered, any unpaid dividends and any cash in lieu of fractional shares of CD common stock payable as described below will be paid to the holder without interest.

    In the event of a transfer of ownership of Fairfield common stock that is not registered in the records of Fairfield's transfer agent, the merger consideration will be paid to a person other than the person in whose name the certificate so surrendered is registered if such certificate is properly endorsed or otherwise is in proper form for transfer and the person requesting such issuance agrees to pay any transfer or other taxes required as a result of such payment to a person other than the registered holder of such Fairfield common stock or establishes to the satisfaction of Cendant that such tax has been paid or is not applicable.

    Cendant will not issue any fractional shares of CD common stock to any Fairfield stockholder upon surrender of certificates previously representing Fairfield common stock. In lieu of fractional shares, Cendant will pay the holder an amount in cash equal to the product obtained by multiplying the fractional share interest to which such holder would otherwise be entitled by the average trading price of CD common stock.

EFFECT ON STOCK BASED AWARDS

    At the effective time of the merger, each outstanding award or entitlement under Fairfield's incentive compensation plans will be adjusted. Each outstanding award or entitlement, other than outstanding options and warrants to purchase Fairfield common stock, under the incentive compensation plans will be converted into the same instrument of Cendant and will be assumed by Cendant, with appropriate adjustments deemed necessary to preserve the value of each award or entitlement without any detrimental or beneficial effects on the holder of the award. Each outstanding option, warrant or right to purchase shares of Fairfield common stock will be assumed by Cendant and will be converted into an option, warrant or right to purchase CD common stock. The terms and conditions of each converted option, warrant or right to purchase will remain the same and will reflect the terms and conditions that were applicable to the option, warrant or right immediately prior to the effective time of the merger. The number of shares of CD common stock to which each converted option, warrant or right to purchase will be exercisable will equal the number of shares of Fairfield common stock subject to such option, warrant or right immediately prior to the effective time of the merger multiplied by the exchange ratio in effect for the stock election. The exercise price per share will equal the exercise price for each such share of Fairfield common stock subject to such option, warrant or right immediately prior to the effective time of the merger divided by the exchange ratio in effect for the stock election.

BOARD AND OFFICERS OF SURVIVING CORPORATION

    The directors and officers of Grand Slam Acquisition Corp. will, from and after the effective time of the merger, become the directors and officers of the surviving corporation in the merger until their successors are duly elected, appointed or qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and the bylaws of the surviving corporation in the merger.

REPRESENTATIONS AND WARRANTIES

    The merger agreement contains certain customary mutual representations and warranties by each of Fairfield and Cendant. Some of the most significant of these include:

    - organization, standing and corporate power;

    - capital structure;

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
    - authority to execute and deliver and to perform their obligations under the merger agreement and compliance with laws and important documents and agreements; and

    - compliance of documents filed with the SEC by each of Cendant (since January 1, 2000) and Fairfield (since January 1, 1997), and the accuracy of information supplied by each party for inclusion in this proxy statement-prospectus and the registration statement.

    In addition, Fairfield made additional representations to Cendant. The most significant of these additional representations include:

    - Fairfield's ownership interest in its subsidiaries and the existence of any restrictions that would prevent the operation of each such subsidiary's business as currently conducted;

    - existence of any undisclosed liabilities of Fairfield or any of its subsidiaries;

    - validity of any material contract, absence of any material breach or default under those contracts and the absence of notice by the other party to the contract of any material violation or default, as well as, absence of agreement, commitment, judgment, injunction, order or decree that is reasonably expected to prohibit or impair the business of Fairfield, any of its subsidiaries or any of its affiliates;

    - industry specific representations and warranties with respect to vacation ownership interests, timeshare registrations, debt instruments, resorts, condominium associations and Fairfield's FairShare Plus Program;

    - absence of changes or events, other than in the ordinary course of business, with respect to Fairfield and its subsidiaries since January 1, 2000;

    - compliance with applicable laws and existence of any litigation;

    - tax, labor and employee benefit matters;

    - intellectual property matters;

    - no environmental liability;

    - insurance matters;

    - inapplicability of Fairfield's rights agreement to the merger; and

    - absence of any broker, investment banker, financial advisor or other person entitled to any fee in connection with the merger other than Bear Stearns and Stephens.

COVENANTS OF FAIRFIELD

    CONDUCT OF BUSINESS. Subject to certain exceptions, including the written consent of Cendant, Fairfield has agreed, prior to the earlier of the effective time of the merger and the termination of the merger agreement, to do or refrain from doing, and to cause its subsidiaries to do or refrain from doing, the following:

    - conduct their businesses in the usual, regular and ordinary course consistent with past practice;

    - conduct their businesses in compliance with applicable laws and regulations and to pay debts and taxes when due;

    - to use best reasonable efforts to preserve intact their current business organizations, keep available the services of their current officers and employees and preserve their relationships with those persons having business dealings with them;

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
    - not declare or pay dividends other than as permitted in the merger agreement; not split, combine or reclassify their capital stock; and not purchase or redeem their capital stock;

    - except under circumstances related to Fairfield's employee stock plans and certain financing arrangements, not issue, encumber or subject to any lien any shares of their capital stock, options, warrants or any rights to acquire any shares of capital stock;

    - not amend their certificates of incorporation, bylaws or other comparable organizational documents;

    - not acquire or agree to acquire any business or any assets for consideration in excess of $500,000;

    - not sell, lease or otherwise encumber or subject to any lien any of their properties or assets other than in the ordinary course of business;

    - not incur indebtedness other than under existing financing arrangements, or make any loans, capital contributions to or investments in any person other than their wholly owned subsidiaries;

    - not change their accounting methods or methods of reporting income and deductions for federal income tax purposes, or make any material tax elections;

    - not acquire or enter into a commitment to acquire or sell real estate for development of vacation ownership interests in excess of $200,000;

    - not enter into any agreement obligating Fairfield to spend more than $250,000 unless it is in accordance with Fairfield's operating budget;

    - not amend or modify, except in the ordinary course of business, or violate the terms of, any material agreement or contract unless it is in accordance with Fairfield's operating budget;

    - not alter, or enter a commitment to alter, their interest in any corporation, association, joint venture, partnership or business entity;

    - not grant an increase in compensation, bonus or other benefit, increase in severance or termination pay to, enter into or amend benefit agreements with, in each case, current or former directors, executive officers or key employees; not modify any existing equity-based compensation with any director, employee, consultant or independent contractor to provide for acceleration or vesting of the benefits thereunder;

    - not enter into certain transactions with its officers, directors or their immediate family members or associates, or any affiliates;

    - not agree or consent to any material agreements or material modifications of existing agreements with any governmental entity in respect of the operations of their businesses other than as required by law or as may be in the ordinary course of business;

    - not pay, discharge, settle or satisfy any claim, liability or obligation that is more than $20,000 or for which no reserve has been established in Fairfield's June 30, 2000 unaudited balance sheet;

    - not amend the rights agreement, dated as of September 1, 1992, between Fairfield and First National Bank of Boston (as successor of Society National Bank) or redeem the rights under the rights agreement;

    - not cancel, materially amend or renew any insurance policy other than in the ordinary course of business;

    - not authorize or agree to take any of the foregoing actions that would prevent Fairfield from performing or cause Fairfield not to perform its covenants under the merger agreement;

    - not issue any communication of a general nature to the employees of Fairfield other than in the ordinary course of business; and

    - take any action or fail to take any action which would result in any of the representations and warranties of Fairfield failing to be true and correct.

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
    AFFILIATE AGREEMENTS. Fairfield has delivered to Cendant for each of its affiliates an agreement that such person will not dispose of any CD common stock in violation of the Securities Act.

NO SOLICITATION

    The merger agreement provides that neither Fairfield nor any of its subsidiaries nor, in each case, their respective officers, directors, stockholders, agents, representatives, or affiliates (including any investment banker, attorney or accountant retained by Fairfield or any of its subsidiaries), until the earlier of the effective time of the merger and the termination of the merger agreement, shall:

    - solicit, initiate or encourage (including by way of furnishing information), or take any other action designed to facilitate, any inquiries or the making of any proposal which constitutes a Company Takeover Proposal;

    - participate in any discussions or negotiations regarding any Company Takeover Proposal,

    - enter into any agreement regarding any Company Takeover Proposal; or

    - make or authorize any statement, recommendation or solicitation in support of any Company Takeover Proposal.

    The merger agreement defines a "Company Takeover Proposal" as any inquiry, proposal or offer from any person relating to any direct or indirect acquisition or purchase of a business that constitutes 20% or more of the net revenues, net income or assets of Fairfield and its subsidiaries, taken as a whole, or 20% or more of any class of equity securities of Fairfield, any tender offer or exchange offer that if consummated would result in any person beneficially owning 20% or more of any class of any equity securities of Fairfield, or any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving Fairfield (or any subsidiary of Fairfield whose business constitutes 20% or more of the net revenues, net income or assets of Fairfield and its subsidiaries, taken as a whole), other than the transactions contemplated by the merger agreement or any securitization or financing transactions consistent with past practice.

    Notwithstanding the foregoing, Fairfield will be permitted to pursue a Company Takeover Proposal if and only to the extent that

    - the special meeting shall not have occurred;

    - the Fairfield board of directors determines in good faith, after consultation with outside counsel, that it is necessary to do so in order to act in a manner consistent with its fiduciary duties to Fairfield's stockholders under applicable law;

    - the Fairfield board of directors concludes in good faith that a Company Takeover Proposal constitutes a Company Superior Proposal;

    - such Company Takeover Proposal was not solicited by it and did not otherwise result from a breach of Fairfield's obligations under the "no solicitation" covenant; and

    - Fairfield provides prior written notice to Cendant of its decision to take such action.

    Specifically, Fairfield may (A) furnish information with respect to Fairfield and any of its subsidiaries to the person making such Company Takeover Proposal pursuant to a customary confidentiality agreement, (B) participate in discussions and negotiations with such person, (C) subject to first complying with the provisions of the "fees and expenses" section of the merger agreement, enter into a letter of intent, agreement in principle, acquisition agreement or other similar agreement (a "Company Acquisition Agreement") and (D) effect a change in Fairfield's recommendation to its stockholders. At least three business days prior to taking any actions set forth in clause (C) or (D) above, the Fairfield board of directors is required to provide Cendant written notice advising

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
Cendant that the Fairfield board of directors is prepared to conclude that the Company Takeover Proposal constitutes a Company Superior Proposal. During the three business day period, Fairfield and its advisors are required to negotiate in good faith with Cendant to make appropriate adjustments in the terms and conditions of the merger agreement so that the Company Takeover Proposal no longer constitutes a Company Superior Proposal. Following the three business day period, if Fairfield's board of directors concludes in good faith that such Company Takeover Proposal is reasonably likely to result in a Company Superior Proposal then Fairfield may continue to pursue that proposal.

    The merger agreement provides that a "Company Superior Proposal" means any proposal made by a third party (A) to acquire, directly or indirectly, including pursuant to a tender offer, exchange offer, merger, consolidation, business combination, recapitalization, liquidation, sale, lease, exchange, transfer or other disposition (including a contribution to a joint venture), dissolution or similar transaction, for consideration consisting of cash and/or securities, 100% of the combined voting power of the shares of Fairfield's capital stock then outstanding or 100% of the net revenues, net income or assets of Fairfield and its subsidiaries, taken as a whole, and (B) which is otherwise on terms that the board of directors of Fairfield determines in its good faith judgment (after consultation with either Bear Stearns, Stephens or another nationally recognized investment banking firm and outside counsel), taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal and the person making the proposal, that the proposal, (i) if consummated, would result in a transaction that is more favorable to Fairfield's stockholders from a financial point of view than the merger and the other transactions contemplated by the merger agreement and (ii) is reasonably capable of being completed, including, to the extent required, financing that is then committed or which, in the good faith judgment of the board of directors of Fairfield, is reasonably capable of being obtained by such third party.

    The merger agreement requires Fairfield, its subsidiaries and their representatives to cease immediately and cause to be terminated any existing activities, discussions or negotiations with any parties with respect to any Company Takeover Proposal.

    Except as expressly permitted by the "no solicitation" provision in the merger agreement, neither the board of directors of Fairfield nor any committee of Fairfield's board of directors will:

    - withdraw, modify or qualify (or propose publicly to withdraw, modify or qualify), in a manner adverse to Cendant, the approval of the merger agreement and the merger or the Fairfield board recommendation or take any action or make any statement in connection with the special meeting inconsistent with such approval or Fairfield board of directors recommendation;

    - approve or recommend (or propose publicly to approve or recommend) any Company Takeover Proposal; or

    - cause Fairfield to enter into any Company Acquisition Agreement related to any Company Takeover Proposal.

    Notwithstanding the foregoing, the Fairfield board of directors, to the extent that it determines in good faith, after consultation with outside counsel, that in light of a Company Superior Proposal it is necessary to do so in order to act in a manner consistent with its fiduciary duties to Fairfield's stockholders under applicable law, may terminate the merger agreement solely in order to concurrently enter into a Company Acquisition Agreement with respect to any Company Superior Proposal, but only after the third business day following Cendant's receipt of written notice advising Cendant that the board of directors of Fairfield is prepared to accept a Company Superior Proposal, specifying the material terms and conditions of such Company Superior Proposal and identifying the person making such Company Superior Proposal.

    In addition, Fairfield is required to immediately advise Cendant both orally and in writing of any request for information or any Company Takeover Proposal, the material terms and conditions of such

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
request or Company Takeover Proposal and the identity of the person making such request or Company Takeover Proposal.

TRANSFER OF THE REAL ESTATE DEVELOPMENT ASSETS OF FAIRFIELD TO A THIRD PARTY

    Under the merger agreement, Cendant may cause Fairfield to transfer Fairfield's real estate development assets to a third party or to effect a distribution of shares of common stock of a newly formed subsidiary that would hold Fairfield's real estate development assets to the stockholders of Fairfield. On December 7, 2000, Cendant delivered to Fairfield the proposed terms and forms of agreements proposed to be entered into by Fairfield in connection with the transfer of Fairfield's real estate development assets to a third party. No distribution will be made to Fairfield stockholders in connection with that transfer.

    Fairfield will use its reasonable efforts to complete the actions required in order to effect the transfer before the completion of the merger as long as those actions do not adversely affect the business of Fairfield and its wholly owned subsidiaries before the transfer. The completion of these actions is not a condition to the merger.

    Fairfield will take all necessary actions to create the new entity and to complete the transfer on terms satisfactory to Cendant and to execute all necessary agreements that will govern the relationships between the surviving corporation in the merger and the new entity following the transfer. The transfer must occur immediately before the effective time of the merger unless otherwise agreed to by Fairfield.

    In addition, Fairfield will not take, or cause to be taken, any action that would or might reasonably be expected to prevent or materially delay Cendant, Fairfield or the new entity from completing the transfer.

INDEMNIFICATION AND INSURANCE

    Under the merger agreement, Cendant has agreed to assume all of Fairfield's indemnification and exculpation obligations to the current and former officers and directors of Fairfield and its subsidiaries for acts or omissions occurring at or prior to the effective time of the merger and existing as of the date of the merger agreement under their respective certificates of incorporation or bylaws (or comparable organizational documents), and any indemnification agreements or arrangements of Fairfield and its subsidiaries. These agreements and arrangements will continue under the same terms, and will not be amended, repealed or otherwise modified for a period of six years after the effective time of the merger in any manner that would adversely affect the rights thereunder of such individuals.

    The merger agreement also provides that, for six years after the effective time of the merger, the surviving corporation will maintain Fairfield's current liability insurance covering acts or omissions occurring prior to the effective time of the merger for those persons who were covered by Fairfield's directors' and officers' liability insurance policy. These policies will continue under the same terms and in amounts no less favorable than those in effect on the date of the merger agreement. The surviving corporation, however, will not be required to pay more than 200% of the amount paid by Fairfield in 2000 to maintain such insurance.

CONDITIONS TO THE COMPLETION OF THE MERGER

    The completion of the merger depends upon meeting a number of conditions, including the following:

    - approval of the merger agreement by Fairfield's stockholders;

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
    - receipt of all consents and approvals from governmental entities necessary for the merger, which if not obtained would reasonably be expected to have a material adverse effect on Cendant and its subsidiaries and prospective subsidiaries, taken as a whole;

    - receipt of certain consents, approvals or exemptions under state timeshare registration laws, other than consents, approvals or exemptions which if not obtained would not reasonably be expected to result in a material business impact on Fairfield;

    - the provision of satisfactory evidence to Cendant that Fairfield has obtained all required third party consents in order not to result in any representation and warranty given by Fairfield in the merger agreement being untrue;

    - no judgment, order, decree, statute, law, ordinance, rule or regulation, entered, enacted, promulgated, enforced or issued by any court or other governmental entity of competent jurisdiction, or other legal restraint or prohibition shall be in effect (i) preventing completion of the merger or
      (ii) that otherwise is reasonably likely to have a material adverse effect on Fairfield or Cendant, as applicable;

    - this registration statement having become effective under the Securities Act and no stop order or proceedings seeking a stop order having been entered by or pending before the SEC; and

    - the shares of CD common stock having been approved for listing on the NYSE.

    In addition, Cendant's obligation to complete the merger is subject to, among other things:

    - the accuracy, as of closing, of the representations and warranties made by Fairfield and the performance of obligations by Fairfield, in all material respects, to the extent set forth in the merger agreement and in connection with the transfer of the real estate development assets of Fairfield;

    - no condition or requirement being imposed by one or more governmental entities in connection with any required approval by them of the merger or relating to the transactions contemplated thereunder which, either alone or together with all such other conditions or requirements, requires Fairfield or its subsidiaries to be operated in a manner that is materially different from industry standards in effect or different from the manner in which Fairfield, as of the date of the merger agreement, conducted its operations and which materially adversely affects the business, financial condition or results of operations or prospects of Fairfield and its subsidiaries, taken as a whole, or their businesses, other than their commercial finance businesses, taken as a whole; and

    - Fairfield having obtained the resignations of its representatives from the board of directors of the trustee of the FairShare Vacation Plan Use Management Trust and having appointed Cendant's representatives to such board.

    In addition, Fairfield's obligation to complete the merger is subject to, among other things:

    - the accuracy, as of closing, of the representations and warranties made by Cendant and the performance of obligations by Cendant, in all material respects, to the extent set forth in the merger agreement.

TERMINATION OF THE MERGER AGREEMENT

    The merger agreement may be terminated at any time prior to the completion of the merger:

    - by mutual written consent of Cendant and Fairfield;

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
    - by either Cendant or Fairfield if:

       - the merger is not consummated by March 31, 2001. However, neither party may terminate for this reason if its failure to perform any obligation is the reason the merger has not been completed. Either party can extend this date up to April 30, 2001 if the merger has not been completed because a regulatory approval has not been obtained and that party reasonably believes the approval will be obtained within the extended period. Cendant may extend the March 31, 2001 date by up to 15 business days if the transfer of Fairfield's real estate development assets is scheduled to take place within that 15-day period.

       - the merger is not approved by Fairfield's stockholders at the special meeting; or

       - any government or court action prevents completion of the merger or would be reasonably likely to have a material adverse effect on Fairfield or Cendant;

    - by Cendant, if Fairfield failed to recommend the merger or changes its recommendation as provided in the merger agreement, or fails to call or convene the special meeting; or

    - by Fairfield, if the Fairfield board of directors determines, consistent with its fiduciary duties, that Fairfield should pursue a Company Superior Proposal.

TERMINATION FEES

    Fairfield must pay to Cendant a termination fee of $32 million if any of the following occurs:

    - a Company Takeover Proposal is made and either Fairfield or Cendant terminates the merger agreement because the merger has not been consummated by March 31, 2001 (as such date may be extended pursuant to the merger agreement), and, within 12 months of the termination, Fairfield enters into a Company Acquisition Agreement;

    - a Company Takeover Proposal is made and either Fairfield or Cendant terminates the merger agreement because Fairfield's stockholders have not approved the merger at the special meeting and the average trading price of CD common stock is not below $6.00 per share, and, within 12 months of the termination, Fairfield enters into a Company Acquisition Agreement;

    - Fairfield terminates the merger agreement because its board of directors determines, consistent with its fiduciary duties to Fairfield's stockholders, that Fairfield should enter into a Company Acquisition Agreement providing for a transaction that the Fairfield board of directors deems to be a Company Superior Proposal; or

    - a Company Takeover Proposal is made, Fairfield changes its recommendation to Fairfield's stockholders in connection with the merger, and the merger agreement is terminated for any reason.

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
                           THE STOCK OPTION AGREEMENT

    The following is a summary of the material terms of the stock option agreement and is qualified by reference to the complete text of the agreement which is attached as Annex B and incorporated by reference into this proxy statement-prospectus. You should read the stock option agreement in its entirety.

    In connection with the merger agreement, Fairfield entered into a stock option agreement with Cendant. Under the stock option agreement, Fairfield granted to Cendant an irrevocable option to purchase up to 8,448,027 shares of Fairfield common stock, which includes the rights associated with those shares under the Fairfield rights agreement. In no event will the number of shares of Fairfield common stock for which the option is exercisable exceed 19.9% of the total number of shares of Fairfield common stock issued and outstanding on the date of the stock option agreement.

EXERCISE OF THE OPTION

    The exercise price per share under the option is equal to the value of the merger consideration. However, if Cendant exercises its option and the special meeting has not occurred, then the exercise price will be calculated using the average trading price of CD common stock during the 20 trading day period ending on and including the trading day immediately prior to the date that Cendant gives Fairfield notice that it intends to exercise the option. Cendant can exercise its option in whole or in part at any time or from time to time. As of the date of this proxy statement-prospectus, Cendant has not exercised its option. If at any time prior to the exercise of the option Fairfield issues additional shares of its common stock, then the number of shares of Fairfield common stock for which the option is exercisable will automatically adjust not to exceed 19.9% of the total number of shares of Fairfield common stock issued and outstanding. The issuance of shares pursuant to the exercise of the option is subject to necessary regulatory approvals if any, under the Hart-Scott-Rodino Antitrust Improvements Act and the absence of any statute, rule or regulation in effect, or any order, decree or injunction entered by any court of competent jurisdiction or governmental entity that prohibits or restrains the exercise of the option pursuant to the terms of the stock option agreement.

TERMINATION OF THE OPTION

    The stock option agreement provides that the option will terminate upon the earliest of:

    - the effective time of the merger;

    - the termination of the merger agreement, other than in the case where Cendant may be entitled to a termination fee; or

    - 5:00 p.m., New York City time, on the date that is the one-year anniversary of the termination of the merger agreement in the case where Cendant is or may be entitled to the payment of a termination fee under the terms of the merger agreement or if, at the expiration of that one-year period, the option cannot be exercised by reason of any applicable judgment, decree, order, law or regulation, ten business days after such impediment shall have been removed or shall have become final and not subject to appeal.

PUT RIGHT

    At any time during the period the option is exercisable, upon demand by Cendant, Cendant has the right to sell to Fairfield and Fairfield will be obligated to repurchase from Cendant (the "Put Right") all or any portion of the option.

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
    If Cendant exercises the Put Right, Fairfield is obligated to repurchase all or any portion of the option at a price equal to the product of:

    - the number of shares of Fairfield Common Stock under the option Cendant has requested Fairfield to repurchase, multiplied by

    - the difference between the "Market/Offer Price" per share of Fairfield common stock as of the date (the "Notice Date") Cendant gives Fairfield a notice of exercise of the Put Right and the exercise price under the option. "Market/Offer Price" means the greater of:

       - the highest price per share offered as of the Notice Date pursuant to any tender or exchange offer or other takeover proposal as outlined in the merger agreement that was made prior to the Notice Date and not terminated or withdrawn as of the Notice Date; and

       - the average of the closing prices of Fairfield common stock on the NYSE for the five trading days immediately preceding the Notice Date.

    If Cendant exercises the Put Right, and all or any portion of the option has already been exercised, Fairfield is obligated to repurchase all or any portion of the shares of Fairfield common stock held by Cendant that were issued pursuant to the option at a price equal to the product of:

    - the number of shares of Fairfield common stock Cendant has requested Fairfield to repurchase, multiplied by

    - the exercise price paid by Cendant under the option plus the excess of the Market/Offer Price over the exercise price.

REGISTRATION RIGHTS

    At any time within two years of exercise of the option, Cendant will have certain registration rights with respect to the shares of Fairfield common stock issued pursuant to the option. However, any demand registration request made by Cendant must include at least 20% of the total number of shares of Fairfield common stock issuable under the option (subject to exceptions). These registration rights terminate at the time Cendant is able to sell its shares of Fairfield common stock under Rule 144(k) under the Securities Act of 1933. In connection with its registration rights obligations, Fairfield has agreed:

    - to prepare and file a registration statement under the Securities Act to cover the shares issued under the option; and

    - to use reasonable efforts to cause the registration statement or prospectus to remain effective for a period of up to 120 calendar days.

    The obligation of Fairfield to file a registration statement or prospectus and to maintain its effectiveness may be suspended for up to 90 days in the aggregate during any 12-month period, if Fairfield's board of directors determines that the registration would require premature disclosure of nonpublic information which would have a material and adverse effect on Fairfield, would otherwise interfere with or adversely affect any pending or proposed offering or any other material transaction involving Fairfield, or if audited financial statements are not yet available for inclusion in a registration statement.

    Fairfield also granted to Cendant, for the same period of time as the above demand registration rights, "piggyback rights." These allow Cendant to participate in offerings on terms reasonably satisfactory to the managing underwriters of such offerings.

LIMITATION ON PROFIT

    The maximum aggregate amount of profit that Cendant may receive with respect to any termination fee that would be payable to Cendant under the merger agreement and the option granted to it under the stock option agreement is $32 million. The amount of profit is the sum of: (i) any amount received by Cendant pursuant to its exercise of the Put Right, (ii) (x) the net cash amounts received by Cendant pursuant to the sale, within twelve months following exercise of the option, of Fairfield's common stock to any unaffiliated party, less (y) the aggregate exercise price paid by Cendant for such shares,
(iii) any amounts received by Cendant upon transfer of the option (or any portion thereof) to any unaffiliated party, and (iv) the amount actually received by Cendant pursuant to the "fees and expenses" section in the merger agreement.

                              THE VOTING AGREEMENT

    The following is a summary of the material terms of the voting agreement and is qualified by reference to the complete text of the agreement, which is incorporated by reference and attached to this proxy statement-prospectus as Annex C.

    In connection with the merger agreement, certain stockholders of Fairfield entered into a voting agreement with Cendant. At November 1, 2000, these stockholders beneficially owned 7,186,644 outstanding shares of Fairfield common stock and 510,000 shares that were issuable upon the exercise of outstanding options that were either vested or would vest within 60 days of November 1, 2000. These shares represented approximately 18.15% of the total issued and outstanding shares of Fairfield common stock at November 1, 2000.

    Under the voting agreement, these stockholders irrevocably and unconditionally agreed to vote or cause to be voted at any meeting of the stockholders of Fairfield, or in connection with any written consent of Fairfield's stockholders, those shares which they continue to own through the date of the special meeting of the stockholders of Fairfield and any additional shares acquired by them prior to the date of such meeting as follows:

    - in favor of the merger, the execution and delivery by Fairfield of the merger agreement, the approval and adoption of the merger and its terms, the approval of each of the other actions contemplated by the merger agreement and the voting agreement, and any other actions that could be required in furtherance of the merger agreement and the voting agreement; and

    - against any proposals presented for a vote which would prevent or thwart the merger or any of the transactions contemplated by the merger agreement or the voting agreement.

RESTRICTIONS ON TRANSFER

    In addition, these stockholders agreed, severally but not jointly, that during the term of the voting agreement, they would refrain:

    - except in open market transactions conducted through an exchange, from selling or transferring the securities of Fairfield that are owned of record and/or beneficially owned by them; and

    - other than to cause a nominee to vote the shares in accordance with the voting agreement, from granting any proxies or powers of attorney, rights or privileges (whether by law, preemptive or contractual), with respect to shares of Fairfield common stock owned of record and/or beneficially owned by them, depositing any such shares into a voting trust or entering into a voting agreement, understanding or arrangement with respect to such shares.

TERMINATION

    The voting agreement will terminate on the earlier to occur of:

    - the effective time of the merger;

    - the termination of the merger agreement other than a termination where Cendant may be entitled to a termination fee under the terms of the merger agreement; and

    - the date the average trading price of CD common stock is less than $6.00 per share.

EFFECT OF THE STOCK OPTION AGREEMENT AND THE VOTING AGREEMENT

    The stock option agreement and the voting agreement are intended to make it more likely that the merger will be completed on the agreed terms and, in the case of the option, to compensate Cendant for its efforts and costs if the merger is not completed. These agreements discourage proposals for alternative business combinations. In particular, even if a third party were prepared to offer Fairfield's stockholders consideration with a higher market value than the value of the merger consideration to be exchanged for Fairfield common stock under the merger agreement, the third party might be discouraged from doing so due to the potential inability to obtain the necessary Fairfield stockholder approval.

              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                      MANAGEMENT OF FAIRFIELD COMMON STOCK

CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information, as of November 30, 2000, with respect to any person known by Fairfield to be the beneficial owner of more than five percent of the shares of Fairfield common stock:

                                                              AMOUNT AND NATURE OF      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP       CLASS(5)
------------------------------------                          --------------------      ----------
Cendant Corporation ........................................       16,144,671(1)           31.41%
  9 West 57th Street
  New York, New York 10019

Ralph P. Muller ............................................        2,685,124(2)            6.33%
  2435 South Ocean Boulevard
  Highland Beach, Florida 33487

Stephens Group, Inc. .......................................        2,786,264(3)            6.56%
  111 Center Street
  Suite 2300
  Little Rock, Arkansas 72201

Reich & Tang Asset Management LP ...........................        2,316,900(4)            5.46%
  600 Fifth Avenue
  New York, New York 10020

------------------------

(1) Includes (i) 8,448,027 shares that are issuable upon exercise of the option under the stock option agreement between Cendant and Fairfield and
    (ii) 7,186,644 shares beneficially owned by certain stockholders (including Ralph P. Muller and Stephens Group, Inc.) and 510,000 shares that are issuable upon the exercise of outstanding options held by certain executive officers of Fairfield which are either vested or will vest within 60 days of November 1, 2000, all of which are subject to the voting agreement between Cendant and certain stockholders of Fairfield. Cendant has disclaimed beneficial ownership of these shares pursuant to Rule 13d-4 under the Securities Exchange Act of 1934.

(2) Includes 1,465,174 shares held by a limited partnership, the general partner of which is 100% owned by Mr. Muller, and 13,000 shares held by Mr. Muller's wife. Mr. Muller disclaims beneficial ownership of the shares held by his wife. The foregoing information has been included in reliance upon, and without independent verification of, disclosures contained in Mr. Muller's Form 4 and 1998 Schedule 13D filings with the SEC, and certain other information provided by Mr. Muller's financial advisor in connection with entering into the voting agreement.

(3) Includes 1,020,000 shares owned on November 30, 2000 by principals of Stephens Group, Inc. or a related company and their families; such shares are not included in the reported holdings, and Stephens disclaims beneficial ownership of such shares. The foregoing information has been included in reliance upon information provided by Stephens.

(4) A report on Schedule 13G has been filed with the SEC by Reich & Tang Asset Management LP indicating that R&T on December 31, 1999 had shared voting power over 2,316,900 shares and shared dispositive power over 2,316,900 shares. The foregoing information has been included in reliance upon, and without independent verification of, the disclosures contained in the above-referenced report on Schedule 13G.

(5) Calculated based on 42,442,703 shares outstanding as of November 30, 2000, which includes 1,535,806 shares that the directors and executive officers of Fairfield have the right to acquire through the exercise of warrants or stock options within 60 days after November 30, 2000.

DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth certain information, as of November 30, 2000, with respect to the beneficial ownership of shares of Fairfield common stock by each of the non-management directors and director nominees and each of the named executive officers and by all directors, director nominees and executive officers as a group. Except as noted, each individual named has sole investment and voting power with respect to his shares of Fairfield common stock.

                                                                  AMOUNT AND NATURE OF      PERCENT OF
                                    NAME OF BENEFICIAL OWNER      BENEFICIAL OWNERSHIP      CLASS(11)
                                 -------------------------------  --------------------      ----------
Non-Management Directors and
  Director Nominees              Ernest D. Bennett, III.........           43,391(1)(8)           *

                                 Philip A. Clement..............            1,391(8)              *

                                 John D. Hayes..................            1,391(8)              *

                                 Philip L. Herrington...........           43,391(1)(8)           *

                                 Gerald M. Johnston.............        1,557,391(2)(8)        3.67%

                                 Ilan Kaufthal..................            1,391(8)              *

                                 Bryan D. Langton...............           48,085(3)              *

                                 William C. Scott...............           97,391(4)(8)           *

Named Executive Officers         James G. Berk..................          228,565(5)(6)           *

                                 Franz S. Hanning...............          203,143(6)(9)           *

                                 Robert W. Howeth...............          468,577(7)(9)        1.09%

                                 Marcel J. Dumeny...............          439,300(6)(9)        1.03%

                                 Robert Albertson...............           96,949(6)(10)          *

All Directors and Executive Officers as a Group.................        3,599,249              8.18%

------------------------

   * Beneficial ownership represents less than 1% of the outstanding shares.

 (1) Includes 42,000 shares that each of Messrs. Bennett and Herrington has the right to acquire through the exercise of warrants within 60 days after November 30, 2000.

 (2) Includes 1,516,000 shares owned by a limited partnership, of which Mr. Johnston is the general partner.

 (3) Includes 9,000 shares that Mr. Langton has the right to acquire through the exercise of warrants within 60 days after November 30, 2000; 18,000 shares held by Mr. Langton's wife, as to which Mr. Langton disclaims beneficial ownership; 1,391 shares of restricted stock for which the risk of forfeiture lapses on May 1, 2001; and 9,194 shares of restricted stock for which the risk of forfeiture lapses on March 16, 2001.

 (4) Includes 42,000 shares that Mr. Scott has the right to acquire through the exercise of warrants within 60 days after November 30, 2000 and 54,000 shares held by Mr. Scott's wife, as to which Mr. Scott disclaims beneficial ownership.

 (5) Includes 25,000 shares of restricted stock, for which the risk of forfeiture lapses on September 30, 2003 and 50,000 shares of restricted stock, for which the risk of forfeiture lapses on January 1, 2005.

 (6) Includes shares that each of the indicated persons has the right to acquire through the exercise of warrants or stock options within 60 days after November 30, 2000, as follows: James G. Berk (150,000), Franz S. Hanning (168,000), Marcel J. Dumeny (360,000) and Robert Albertson (80,000).

 (7) Includes 360,000 shares that Mr. Howeth has the right to acquire through the exercise of warrants within 60 days after November 30, 2000, 77,950 shares held by Mr. Howeth's wife and 2,700 shares held by Mr. Howeth's minor son. Mr. Howeth disclaims beneficial ownership of the shares held by his wife and minor son.

 (8) Includes 1,391 shares of restricted stock for which the risk of forfeiture lapses on May 1, 2001.

 (9) Includes 25,000 shares of restricted stock for which the risk of forfeiture lapses on January 1, 2005.

 (10) Includes 15,000 shares of restricted stock for which the risk of forfeiture lapses on January 1, 2005.

 (11) Calculated based on 42,442,703 shares outstanding as of November 30, 2000, which includes 1,535,806 shares that the directors and executive officers have the right to acquire through the exercise of warrants or stock options within 60 days after November 30, 2000.

         COMPARISON OF RIGHTS OF STOCKHOLDERS OF FAIRFIELD AND CENDANT

    Cendant and Fairfield are both organized under the laws of the State of Delaware. Any differences, therefore, in the rights of holders of CD common stock and Fairfield common stock will arise from differences in their certificates of incorporation and bylaws and, in the case of Fairfield, from the existence of a rights agreement. Under the terms of the merger agreement, Fairfield stockholders have the right to receive the merger consideration in CD common stock. At the effective time of the merger, the rights of Fairfield stockholders who receive CD common stock in the merger will be governed by Delaware law, Cendant's amended and restated certificate of incorporation and Cendant's bylaws. The following is a summary of the material differences between the current rights of Fairfield stockholders and the rights of Cendant stockholders.

    The following discussions are not intended to be complete and are qualified by reference to Fairfield's second amended and restated certificate of incorporation, Fairfield's fifth amended and restated bylaws, Cendant's amended and restated certificate of incorporation and Cendant's bylaws. In addition, the identification of some of the differences in the rights of these stockholders as material is not intended to indicate that other differences that are equally important do not exist. We urge you to read carefully the relevant provisions of Delaware law, as well as the certificates of incorporation and bylaws of Cendant and Fairfield. Copies of these documents are incorporated by reference into this document and will be sent to you upon request. See "Where You Can Find More Information" on pages [ ] through [ ].

AUTHORIZED CAPITAL STOCK

    FAIRFIELD.  The authorized capital stock of Fairfield consists of:

    - 100,000,000 shares of Fairfield common stock, par value $0.01 per share, of which there were, on October 29, 2000, 42,382,655 shares were issued and outstanding, and 10,376,039 shares held by Fairfield in its treasury; and

    - 5,000,000 shares of preferred stock, par value $0.01 per share, of which 1,000,000 shares have been designated as series A junior participating preferred stock, none of which were issued and outstanding on October 29, 2000.

    CENDANT.  The authorized capital stock of Cendant consists of:

    - 2,500,000,000 shares of common stock, par value $0.01 per share, of which:

       - 2,000,000,000 shares are designated as CD common stock, of which there were, on September 30, 2000, 728,703,667 shares issued and outstanding and 179,003,833 shares held by Cendant in its treasury; and

       - 500,000,000 shares are designated as Move.com common stock, of which there were, on September 30, 2000, 3,742,586 shares issued and outstanding; and

    - 10,000,000 shares of Cendant preferred stock, par value $.01 per share, of which there were no shares issued and outstanding as of September 30, 2000.

BOARD OF DIRECTORS

    FAIRFIELD. The board of directors of Fairfield has nine directors. Fairfield's certificate of incorporation and bylaws provide that, subject to the rights, if any, of the holders of any series of preferred stock to elect directors, the number of the directors will be fixed from time to time by a resolution adopted by the majority of the entire board of directors or by a vote of the holders of record of at least a majority of the issued and outstanding shares of common stock entitled to vote generally in an election of directors.

    Fairfield's board of directors is not divided into classes. Fairfield's certificate of incorporation and bylaws provide that Fairfield's directors will be elected for a period ending on the next annual election and until their successors shall be duly elected and qualified. Fairfield's certificate of incorporation and bylaws are silent as to the requisite vote of stockholders to elect directors. Under Delaware law, directors are elected by a plurality of the votes present, in person or represented by proxy, at a meeting of stockholders, by the holders of shares entitled to vote in the election.

    A quorum at any meeting of Fairfield's board of directors consists of a majority of the whole board of directors. A majority of the directors present at any meeting at which a quorum is present is required to approve an action of Fairfield's board of directors.

    CENDANT. The board of directors of Cendant has thirteen directors. Cendant's certificate of incorporation and bylaws provide that the number of directors shall be fixed from time to time by the board of directors but shall not be less than three.

    Cendant's certificate of incorporation and bylaws provide for three classes of directors, with each class elected for a term of three years and consisting as nearly as possible of one third of the total number of directors on Cendant's board of directors. At each annual meeting of stockholders, one class of directors is elected for a three-year term, with the members of each class to hold office until their successors are elected and qualified. Classification of directors has the effect of making it more difficult for stockholders to change the composition of Cendant's board of directors.

    Cendant's certificate of incorporation and bylaws are silent as to the requisite vote of stockholders to elect directors. Under Delaware law, directors are elected by a plurality of the votes present, in person or represented by proxy, at a meeting of stockholders, by the holders of shares entitled to vote in the election.

    A quorum at any meeting of the Cendant board of directors consists of a majority of the total number of Cendant directors and the act of a majority of such quorum shall be deemed the act of the Board.

COMMITTEES OF THE BOARD OF DIRECTORS

    FAIRFIELD. Fairfield's bylaws permit the Fairfield board of directors to designate one or more committees, each committee to consist of one or more of the Fairfield directors.

    The Fairfield board of directors currently has the following committees:

    - an audit committee;

    - a compensation committee;

    - an executive committee; and

    - a nominating committee.

    CENDANT. Cendant's certificate of incorporation and bylaws permit the Cendant board of directors to designate one or more committees, each committee to consist of one or more of the Cendant directors. In addition, Cendant's bylaws require that the board of directors shall have the following committees:

    - an executive committee;

    - a compensation committee; and

    - an audit committee.

    In addition to the foregoing committees, Cendant's board of directors currently has a nominating committee, a corporate policy committee and a litigation committee.

NEWLY CREATED DIRECTORSHIPS AND VACANCIES

    FAIRFIELD. Fairfield's certificate of incorporation and bylaws provide that, subject to the rights, if any, of holders of any series of preferred stock, newly created directorships resulting from any increase in the authorized number of directors or any vacancies resulting from death, resignation, disqualification or other cause, other than vacancies resulting from removal of a director with or without cause by a vote of the stockholders, will be filled by the affirmative vote of a majority of the remaining directors, even if less than a quorum, or by the sole remaining director or by the stockholders. Directors appointed to fill newly created directorships or vacancies will hold office until the next annual meeting of stockholders.

    CENDANT. Cendant's certificate of incorporation and bylaws provide that newly created directorships resulting from any increase in the number of directors and any vacancies on the board of directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors. Directors appointed to fill newly created directorship and vacancies will hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified.

REMOVAL OF DIRECTORS

    FAIRFIELD. Fairfield's certificate of incorporation and bylaws provide that, subject to the rights, if any, of holders of any series of preferred stock, any director or the entire Fairfield board of directors may be removed from office with or without cause by the holders of a majority of all of the outstanding shares of Fairfield entitled to vote generally in an election of directors.

    CENDANT. Cendant's certificate of incorporation and bylaws provide that any director may be removed from office, without cause, only by the affirmative vote of the holders of 80% of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.

OFFICERS

    FAIRFIELD. Fairfield's bylaws provide that Fairfield's senior officers will include a chairman of the board of directors, one or more vice chairmen of the board of directors, a president, one or more vice presidents, a secretary, treasurer and such other senior officers as the board of directors may appoint. Each senior officer is elected by the board of directors annually and will hold office until his successor is duly elected or appointed. The Fairfield board of directors will designate one of the senior officers as chief executive officer.

    The chief executive officer may appoint:

    - assistant secretaries;

    - assistant treasurers;

    - staff, sales or other vice presidents; and

    - any other officers and agents as the chief executive officer shall deem necessary or proper in the conduct of the affairs of Fairfield.

    Fairfield's bylaws provide that any officer may be removed by the board of directors whenever in its judgment the best interest of Fairfield would be served thereby. Vacancies or new offices may be filled at any time.

    CENDANT. Pursuant to Cendant's bylaws, Cendant's officers consist of a chairman of the board of directors, a president and chief executive officer, one or more vice chairmen of the board of directors, a chief financial officer, a general counsel, such number of vice presidents as the board of directors may from time to time determine and a secretary, as may be elected or appointed by Cendant's board of directors. In addition, the board of directors may appoint such other officers, agents and employees as it shall deem appropriate.

    Cendant's bylaws provide that all officers shall hold their respective offices or positions at the pleasure of the board of directors and may be removed at any time by the board of directors with or without cause.

SPECIAL MEETINGS OF STOCKHOLDERS

    FAIRFIELD. Fairfield's bylaws provide that the chief executive officer, the chairman of the board of directors, or the secretary of Fairfield may call special meetings of the Fairfield stockholders. Further, upon written request of the holders of at least 10% of the issued and outstanding capital stock entitled to vote generally in an election of directors, the chief executive officer, chairman of the board of directors or secretary of Fairfield must, within 10 calendar days of receipt of the request, call a special meeting of Fairfield stockholders.

    CENDANT. Cendant's bylaws provide that special meetings of the stockholders may be called only by the chairman of the board of directors, the president or the board of directors pursuant to a resolution approved by a majority of the entire board of directors.

QUORUM AT STOCKHOLDER MEETINGS

    FAIRFIELD. Fairfield's bylaws provide that at all meetings of stockholders, a majority of the issued and outstanding shares entitled to vote which are present in person or by proxy shall constitute a quorum.

    If a quorum is not present, the stockholders present at that meeting may adjourn the meeting from time to time without notice, other than an announcement at that meeting stating the date, time and place of the adjourned meeting, until a quorum is present. Any business may be transacted at the adjourned meeting which might have been transacted at the meeting as originally called. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

    CENDANT. Cendant's bylaws provide that, except as otherwise required by law, the certificate of incorporation or the bylaws, the holders of not less than one third of the shares entitled to vote at any meeting of the stockholders, present in person or by proxy, shall constitute a quorum, and the act of the majority of such quorum shall be deemed the act of the stockholders.

    If a quorum shall fail to attend any meeting, the chairman of the meeting may adjourn the meeting to another place, date or time.

    If a notice of any adjourned special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with those present constituting a quorum, then, except as otherwise required by law, those present at such adjourned meeting shall constitute a quorum, and all matters shall be determined by a majority of votes cast at such meeting.

STOCKHOLDER ACTION BY WRITTEN CONSENT

    FAIRFIELD. Fairfield's bylaws provide that any action which is required to be or may be taken at any annual or special meeting of Fairfield stockholders may be taken without a meeting, without prior notice to stockholders and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or to take such action at a meeting at which all shares entitled to vote thereon were present and voted.

    CENDANT. Cendant's certificate of incorporation requires that any action required or permitted to be taken by the stockholders of Cendant must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing.

ADVANCE NOTICE OF STOCKHOLDER-PROPOSED BUSINESS AT ANNUAL MEETINGS

    FAIRFIELD. Fairfield's certificate of incorporation and bylaws are silent on the matter of advance notice of stockholder-proposed business at annual meetings.

    CENDANT. Cendant's bylaws provide for an advance notice procedure for the nomination of candidates for election as directors as well as for other stockholder-proposed business to be considered at stockholder meetings.

    Generally, notice must be received in writing by the secretary of Cendant, not more than 90 days and not less than 60 days prior to the annual meeting. The stockholder notice must contain:

    - a brief description of the business desired to be brought before the annual meeting;

    - the name and address, as they appear on Cendant's books, of the stockholder proposing such business;

    - the class and number of shares of Cendant that are beneficially owned by the stockholder; and

    - any material interest of the stockholder in such business.

AMENDMENT OF GOVERNING DOCUMENTS

    FAIRFIELD. Fairfield's certificate of incorporation and bylaws are silent on the matter of amending the certificate of incorporation of Fairfield.

    Under Delaware law, an amendment to a corporation's certificate of incorporation requires:

    - the recommendation of a corporation's board of directors;

    - the approval of holders of a majority of all shares entitled to vote thereon, voting together as a single class; and

    - the approval of holders of a majority of the outstanding stock of each class entitled to vote on the amendment,

unless a higher vote is required in the corporation's certificate of incorporation.

    Fairfield's certificate of incorporation provides that the Fairfield board of directors may make, amend and repeal the bylaws of Fairfield unless otherwise provided in the bylaws. Further, Fairfield's certificate of incorporation provides that any bylaw made by the Fairfield board of directors may be amended or repealed by the Fairfield board of directors or by the Fairfield stockholders in the manner provided in Fairfield's bylaws. Fairfield's bylaws provide that the Fairfield stockholders may exercise their power to alter, amend, repeal or adopt Fairfield's bylaws by the affirmative vote of a majority of the outstanding shares of capital stock entitled to vote for the election of directors, provided proper notice is given in accordance with applicable law. In addition, and subject to the laws of the State of Delaware, Fairfield's certificate of incorporation and bylaws, the Fairfield board of directors may amend the bylaws, or enact such other bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of Fairfield.

    CENDANT. Cendant's certificate of incorporation requires the affirmative vote of the holders of at least 80% of the voting power of all the shares entitled to vote generally in the election of directors, voting together as a single class, in order to alter, amend or adopt any provision inconsistent with the provisions in the certificate of incorporation relating to the election, number and terms of directors, filling of newly created directorship and vacancies, removal of directors, stockholder nomination of director candidates, bylaws amendment and the vote required for certain business combinations.

    As to other provisions and matters, Cendant's certificate of incorporation and bylaws are silent on the matter of amending the certificate of incorporation of Cendant and, therefore, Delaware law applies.

    Cendant's certificate of incorporation requires the affirmative vote of the holders of at least 80% of the voting power of all the shares entitled to vote generally in the election of directors, voting together as a single class, in order to alter, amend or repeal the provisions in the bylaws relating to annual meetings, special meetings, stockholders action, number, election and terms of directors, newly created directorship and vacancies and removal of directors.

    As to other provisions and matters, Cendant's bylaws provide that the bylaws may be altered, amended or repealed at any regular meeting of the stockholders (or at any special meeting duly called for that purpose) by the vote of a majority of the shares outstanding and entitled to vote at such meeting, provided, in the case of any special meeting, that in the notice of such special meeting notice of such purpose shall be given. The board of directors may by majority vote of those present at any meeting at which a quorum is present amend the bylaws, or enact such other bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of Cendant.

EFFECT OF INTERESTED STOCKHOLDER TRANSACTIONS AND FAIR PRICE PROVISION

    FAIRFIELD. Delaware law generally prohibits a business combination between a corporation and an "interested stockholder" within three years of the time that person became an interested stockholder. An interested stockholder generally includes a person who beneficially owns 15% or more of the outstanding voting stock of the corporation. This provision does not apply if (i) the corporation's board of directors approved the interested stockholder transaction prior to the date the interested stockholder acquired his or her shares, (ii) as a result of the interested stockholder transaction, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares owned by persons who are both directors and officers and by employee stock plans), or (iii) the interested stockholder transaction is approved by the board of directors and the affirmative vote of 66 2/3% of the outstanding voting stock of the disinterested stockholders at an annual or special meeting. These restrictions will not apply to a corporation if, among other reasons, the corporation's certificate of incorporation contains a provision expressly electing not to be governed by this section of Delaware law. Fairfield's certificate of incorporation does not contain a provision electing not to be governed by this section of Delaware law.

    CENDANT. In addition to the approval requirements of business combinations under Delaware law, the Cendant certificate of incorporation includes what generally is referred to as a "fair price provision."

    In general, this provision of the Cendant certificate of incorporation provides that a business combination, which is defined to include any of the following:

    - any merger or consolidation of Cendant or any majority-owned subsidiary with (a) any interested stockholder or (b) any other corporation (whether or not itself an interested stockholder) that is, or after such merger or consolidation would be, an affiliate of an interested stockholder;

    - any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any interested stockholder of any assets of Cendant or any majority-owned subsidiary having an aggregate fair market value of $10 million or more;

    - the issuance or transfer by Cendant or any majority-owned subsidiary (in one transaction or series of transactions) of any securities of Cendant or any majority-owned subsidiary to any interested stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate fair market value of $10 million or more;

    - the adoption of any plan or proposal for the liquidation or dissolution of Cendant proposed by or on behalf of any interested stockholder or any affiliate of any interested stockholder; or

    - any reclassification of securities (including any reverse stock split) or recapitalization of Cendant or any merger or consolidation of Cendant with any of its majority-owned subsidiaries or any other transaction (whether or not with or into or otherwise involving an interested stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity security of Cendant or any majority-owned subsidiary that is directly or indirectly owned by any interested stockholder or any affiliate of any interested stockholder:

requires approval by the affirmative vote of at least 80% of the voting power of the then outstanding shares of capital stock of Cendant entitled to vote generally in the election of directors, unless:

    - the business combination is approved by a majority of the disinterested directors; or

    - minimum price criteria and procedural requirements that are intended to assure an adequate and fair price under the circumstances are satisfied.

    In general, under Cendant's certificate of incorporation, an interested stockholder includes any person who is the beneficial owner of 5% or more of the voting capital stock of Cendant or is an affiliate of Cendant and at any time within the two-year period immediately prior to the date in question was the beneficial owner of 5% or more of the voting capital stock of Cendant.

    In general, a disinterested director means a director that is not affiliated with the interested stockholder and was a member of the board of directors prior to the time that the interested stockholder became an interested stockholder.

STOCKHOLDER RIGHTS PLAN

    FAIRFIELD. In 1992, Fairfield adopted a stockholder rights plan pursuant to a rights agreement with First National Bank of Boston (as successor to Society National Bank), as rights agent. A summary of the material provisions of the rights agreement is set forth below. The summary does not include a complete description of all of the terms of the rights agreement. We urge you to read carefully the relevant provisions of Fairfield's rights plan, a copy of which will be sent to you upon request. See "Where You Can Find More Information" on pages [ ] through [ ].

    Under the Fairfield rights agreement, each share of Fairfield common stock is accompanied by one-third of one share purchase right, which upon exercise, entitles the registered holder to purchase from Fairfield one one-hundredth of a share of Fairfield's series A junior participating preferred stock at an initial purchase price of $25.00, subject to customary antidilution adjustments.

    The Fairfield rights will not become exercisable until the earlier of:

    - the close of business on the tenth business day following the first date of public announcement by Fairfield that a person (other than Fairfield or a subsidiary or employee benefit plan of Fairfield), together with its affiliates and associates, has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of Fairfield's outstanding common stock; and

    - the close of business on the tenth business day (or such later date as the Fairfield board of directors may determine) following the commencement of a tender offer or exchange offer by a person (other than Fairfield or a subsidiary or employee benefit plan of Fairfield), the consummation of which would result in beneficial ownership by such person of 20% or more of Fairfield's outstanding common stock.

    In connection with the merger, the Fairfield rights agreement was amended to provide that the Fairfield rights will not become exercisable solely by reason of the merger agreement with Cendant and the completion of the transactions contemplated by the merger agreement.

    In the event a person becomes the beneficial owner of 20% or more of Fairfield's common stock then issued and outstanding (except in the case of certain redemptions), each holder of the Fairfield rights, except for such person, will have the right to acquire, upon exercise of the Fairfield rights, instead of one one-hundredth of a share of Fairfield series A junior participating preferred stock, a number of shares of Fairfield common stock having a market value equal to twice the current exercise price of the Fairfield rights.

    In the event that, following the first date of public announcement by Fairfield that a person has become the beneficial owner of 20% or more of the Fairfield common stock then issued and outstanding:

    - Fairfield merges into another entity and Fairfield does not survive;

    - another entity merges into Fairfield and Fairfield survives but all or part of Fairfield's common stock is changed or exchanged; or

    - Fairfield sells more than 50% of its assets or earning power,

then each holder of a Fairfield right, except for such person that has become the beneficial owner of 20% or more of the Fairfield common stock then issued and outstanding, will have the right to receive, upon exercise of the Fairfield right, the number of shares of the acquiring company's common stock having a market value equal to two times the current exercise price of the Fairfield right.

    At any time prior to the earlier to occur of:

    - the close of business on the tenth day following the first date of public announcement that a person has become the beneficial owner of 20% or more of the Fairfield common stock then issued and outstanding; and

    - September 1, 2002,

the board of directors of Fairfield may redeem the Fairfield rights in whole, but not in part, at a redemption price of $0.01 per right, subject to standard adjustments. Immediately upon any redemption of the Fairfield rights, the right to exercise the Fairfield rights will terminate and the only right of the holder of such Fairfield rights will be to receive the redemption price. The redemption price may be paid in cash, in Fairfield common stock or any other form of consideration.

    At any time prior to the time that the Fairfield rights become exercisable, the rights agreement may be amended by Fairfield without the approval of the holders of Fairfield common stock or of the holders of Fairfield rights.

    If not previously exercised, the Fairfield rights will expire on September 1, 2002, unless Fairfield earlier redeems the Fairfield rights or extends the expiration date.

    The Fairfield rights have anti-takeover effects. Once the Fairfield rights have become exercisable, they will cause, in most cases, substantial dilution to a person that attempts to acquire or merge with Fairfield. Accordingly, the existence of the Fairfield rights may deter potential acquirers from making a takeover proposal or tender offer. The Fairfield rights should not interfere with any merger or other business combination approved by the board of directors of Fairfield because Fairfield may redeem the Fairfield rights and because the Fairfield board of directors can amend the Fairfield rights agreement so that a transaction approved by the Fairfield board of directors would not cause the Fairfield rights to become exercisable.

    In connection with the creation of the Fairfield rights, the board of directors of Fairfield authorized the issuance of 1,000,000 shares of Fairfield preferred stock designated as series A junior participating preferred stock.

    Fairfield designed the dividend, liquidation, voting and redemption features of the Fairfield series A junior participating preferred stock so that the value of one third of one-hundredth of a share of Fairfield series A junior participating preferred stock approximates the value of one share of Fairfield common stock. Shares of Fairfield series A junior participating preferred stock may only be purchased after the Fairfield rights have become exercisable.

    The rights of the Fairfield series A junior participating preferred stock as to dividends, liquidation and voting, and in the event of mergers or consolidations, are protected by customary antidilution provisions.

    CENDANT.  Cendant has not adopted a stockholder rights plan.

                                    EXPERTS

    The consolidated financial statements of Cendant and its subsidiaries as of December 31, 1999 and 1998 and for the three years ended December 31, 1999, incorporated by reference into this proxy statement-prospectus from Cendant's Current Report on Form 8-K dated November 28, 2000, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report (which expresses an unqualified opinion and includes explanatory paragraphs relating to the change in the method of recognizing revenue and membership solicitation costs as described in Note 1 and the presentation of the individual membership segment as a discontinued operation as described in Notes 1 and 4), which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

    The consolidated financial statements of Fairfield incorporated by reference into its Annual Report on Form 10-K for the year ended December 31, 1999, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon incorporated by reference therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

                                 LEGAL MATTERS

    The validity of the CD common stock offered hereby will be passed upon for Cendant by Eric J. Bock, Senior Vice President--Law and Corporate Secretary of Cendant.

                   SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

    As a result of the merger, Fairfield does not currently expect to hold a 2001 annual meeting of stockholders because Fairfield will have become a wholly owned subsidiary of Cendant in the merger. In the event that the merger is not consummated and the 2001 annual meeting is held, Fairfield stockholders may propose matters to be presented at the 2001 annual meeting of stockholders and may also nominate persons to be directors of Fairfield. Any stockholder proposal intended for inclusion in the proxy materials for the 2001 annual meeting of stockholders must be received by Fairfield no later than December 29, 2000, addressed to the Secretary of Fairfield at the address on the front cover of this proxy statement-prospectus. Stockholders submitting proposals are urged to submit their proposals by certified mail, return receipt requested.

    If the 2001 annual meeting is not held or the 2001 annual meeting date is not within 30 days of May 18, 2001 (the one-year anniversary of the 2000 annual meeting), then, unless notice of a stockholder proposal is received within a reasonable time before Fairfield mails its proxy materials for the 2001 annual meeting of stockholders, the persons named in the proxies solicited on behalf of the board of directors of Fairfield for the 2001 annual meeting will have discretionary authority to vote on and may vote against any such stockholder proposal. With respect to special meetings of Fairfield stockholders, unless notice of a stockholder proposal is received a reasonable time before Fairfield mails its proxy materials for the special meeting, the persons named in the proxies solicited on behalf of the board of Fairfield for such meeting will have discretionary authority to vote on and may vote against any such stockholder proposal.

                      WHERE YOU CAN FIND MORE INFORMATION

    Fairfield and Cendant file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that the companies file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Fairfield's and Cendant's public filings are also available to the public from commercial document retrieval services and at the Internet World Wide Web site maintained by the SEC at "http://www.sec.gov." Reports, proxy statements and other information concerning Fairfield and Cendant also may be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

    Cendant has filed a registration statement on Form S-4 to register with the SEC the shares of CD common stock to be issued to Fairfield stockholders in the merger. This proxy statement-prospectus is a part of that registration statement and constitutes a prospectus of Cendant and a proxy statement of Fairfield for purposes of the Fairfield special meeting.

    As allowed by SEC rules, this proxy statement-prospectus omits certain information contained in the registration statement or the exhibits to the registration statement. Any statements contained in this proxy statement-prospectus concerning the provisions of any other document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the registration statement or otherwise filed with the SEC. Each statement is qualified in its entirety by such reference.

    The SEC allows Fairfield and Cendant to incorporate by reference information into this proxy statement-prospectus, which means that the companies can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement-prospectus, except for any information superseded by information contained directly in the proxy statement-prospectus. This proxy statement-prospectus incorporates by reference the documents set forth below that Fairfield and Cendant have previously filed with the SEC. These documents contain important information about the companies.

                             FAIRFIELD SEC FILINGS

(FILE NO. 1-8096)                                                 PERIOD
-----------------                              ---------------------------------------------
Annual Report on Form 10-K...................  Year ended December 31, 1999 (filed on
                                                 March 27, 2000)

Quarterly Reports on Form 10-Q...............  Quarters ended March 31, 2000, June 30, 2000 and September 30, 2000 (filed on May 12,
                                                 2000, August 11, 2000, November 13, 2000,
                                                 respectively)

Current Report on Form 8-K...................  Dated November 1, 2000 (filed on
                                               November 15, 2000)

                              CENDANT SEC FILINGS

(FILE NO. 1-10308)                                                PERIOD
------------------                             ---------------------------------------------
Annual Report on Form 10-K (excluding
  Items 6, 7 and 8)..........................  Year ended December 31, 1999 (filed on
                                               March 1, 2000)

Quarterly Report on Form 10-Q/A..............  Quarter ended March 31, 2000 (filed on
                                               July 28, 2000)

Quarterly Reports on Form 10-Q...............  Quarters ended June 30, 2000 and
                                               September 30, 2000 (filed on July 28, 2000
                                                 and November 14, 2000, respectively)

(FILE NO. 1-10308)                                                PERIOD
------------------                             ---------------------------------------------
Current Reports on Form 8-K..................  Dated October 23, 2000, October 26, 2000,
                                                 October 26, 2000, November 17, 2000 and
                                                 November 28, 2000 (filed on October 23,
                                                 2000, October 26, 2000, November 3, 2000,
                                                 November 20, 2000 and November 29, 2000,
                                                 respectively)

Proxy Statement describing Cendant's common
  stock, including any amendments or reports
  filed for the purpose of updating such
  description................................  February 10, 2000 (filed on March 28, 2000)

    Cendant's Current Report on Form 8-K, dated November 28, 2000, includes its restated consolidated financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ending December 31, 1999.

    Fairfield and Cendant incorporate by reference additional documents that either company may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) between the date of this proxy statement-prospectus and the date of the special meeting. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements.

    Fairfield has supplied all information contained or incorporated by reference into this proxy statement-prospectus relating to Fairfield, and Cendant has supplied all such information relating to Cendant.

    You can obtain a copy of any Cendant document or any Fairfield document incorporated by reference except for the exhibits to those documents from the appropriate company. You may also obtain these documents from the SEC or through the SEC's Internet World Wide Web site described above. Documents incorporated by reference are available from the companies without charge, excluding all exhibits unless specifically incorporated by reference as an exhibit into this proxy statement-prospectus. You may obtain documents incorporated by reference into this proxy statement-prospectus by requesting them in writing or by telephone from the appropriate company at the following addresses:


Fairfield Communities, Inc.
8669 Commodity Circle, Suite 200
Orlando, Florida 32819
Attention: Investor Relations
(407) 370-5200

Cendant Corporation
9 West 57th Street
New York, New York 10019
Attention: Investor Relations
(212) 413-1845

    If you would like to request documents from either company, please do so by
[            ], 2001 to receive them before the Fairfield special meeting. If you request any of these documents from us we will mail them to you by first-class mail, or similar means.

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT-PROSPECTUS IN VOTING YOUR SHARES AT THE FAIRFIELD SPECIAL MEETING. FAIRFIELD AND CENDANT HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS
PROXY STATEMENT-PROSPECTUS. THIS PROXY STATEMENT-PROSPECTUS IS DATED [      ],
2001. You should not assume that the information contained in the proxy statement-prospectus is accurate as of any other date, and neither the mailing of this proxy statement-prospectus to Fairfield's stockholders nor the issuance of Cendant's securities in the merger will create any implication to the contrary.

                                                                         ANNEX A

                          AGREEMENT AND PLAN OF MERGER
                                  BY AND AMONG
                              CENDANT CORPORATION,
                          GRAND SLAM ACQUISITION CORP.
                                      AND
                          FAIRFIELD COMMUNITIES, INC.
                          DATED AS OF NOVEMBER 1, 2000

                               TABLE OF CONTENTS

                                                                                               PAGE
                                                                                               ----
ARTICLE I              THE MERGER............................................................     A-2
  SECTION 1.1                  The Merger....................................................     A-2
  SECTION 1.2                  Closing.......................................................     A-2
  SECTION 1.3                  Effective Time................................................     A-2
  SECTION 1.4                  Effects of the Merger.........................................     A-2
                               Certificate of Incorporation and By-laws of the Surviving
  SECTION 1.5                  Corporation...................................................     A-2
  SECTION 1.6                  Directors and Officers........................................     A-2

ARTICLE II             EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT
                       CORPORATIONS; EXCHANGE OF CERTIFICATES................................     A-3
  SECTION 2.1                  Effect on Capital Stock.......................................     A-3
                               (a)   Capital Stock of Merger Sub.............................     A-3
                               (b)   Cancellation of Treasury Stock..........................     A-3
                               (c)   Conversion of Company Common Stock; Proration...........     A-3
  SECTION 2.2                  Election Procedure............................................     A-5
  SECTION 2.3                  Certain Adjustments...........................................     A-7
  SECTION 2.4                  Shares of Dissenting Stockholders.............................     A-7

ARTICLE III            REPRESENTATIONS AND WARRANTIES........................................     A-8
  SECTION 3.1                  Representations and Warranties of the Company.................     A-8
                               (a)   Organization, Standing and Corporate Power..............     A-8
                               (b)   Subsidiaries............................................     A-8
                               (c)   Capital Structure.......................................     A-9
                               (d)   Authority; Noncontravention.............................    A-10
                               (e)   Company Documents; Undisclosed Liabilities..............    A-11
                               (f)   Certain Contracts.......................................    A-12
                               (g)   VOIs....................................................    A-13
                               (h)   Resorts.................................................    A-14
                               (i)   Condominium Associations................................    A-15
                               (j)   FairShare Plus Program..................................    A-16
                               (k)   Absence of Certain Changes or Events....................    A-17
                               (l)   Compliance with Applicable Laws; Litigation.............    A-18
                               (m)   Taxes...................................................    A-18
                               (n)   Employee Benefit Plans..................................    A-19
                               (o)   Labor Matters...........................................    A-22
                               (p)   Environmental Liability.................................    A-22
                               (q)   Intellectual Property...................................    A-24
                               (r)   Insurance Matters.......................................    A-24
                               (s)   Information Supplied....................................    A-24
                               (t)   Rights Agreement........................................    A-25
                               (u)   Transactions with Affiliates............................    A-25
                               (v)   Voting Requirements.....................................    A-25
                               (w)   Opinions of Financial Advisor...........................    A-25
                               (x)   State Takeover Statutes.................................    A-25
                               (y)   Brokers.................................................    A-25
                               (z)   Takeover Laws...........................................    A-25
                               (aa)  No Other Agreement......................................    A-26
  SECTION 3.2                  Representations and Warranties of Parent......................    A-26
                               (a)   Organization, Standing and Corporate Power..............    A-26

                                                                                               PAGE
                                                                                               ----
                               (b)   Capital Structure.......................................    A-26
                               (c)   Authority; Noncontravention.............................    A-27
                               (d)   Parent Documents........................................    A-28
                               (e)   Information Supplied....................................    A-28
                               (f)   Brokers.................................................    A-29

ARTICLE IV             COVENANTS RELATING TO CONDUCT OF BUSINESS.............................    A-29
  SECTION 4.1                  Conduct of Business by the Company............................    A-29
  SECTION 4.2                  Advice of Changes.............................................    A-31
  SECTION 4.3                  No Solicitation by the Company................................    A-31

ARTICLE V              ADDITIONAL AGREEMENTS.................................................    A-33
  SECTION 5.1                  Preparation of the Form S-4, Proxy Statement and Form 10;
                               Stockholders Meeting..........................................    A-33
  SECTION 5.2                  Letter of the Company's Accountants...........................    A-35
  SECTION 5.3                  Letter of Parent's Accountants................................    A-35
  SECTION 5.4                  Access to Information; Confidentiality........................    A-35
  SECTION 5.5                  Reasonable Efforts............................................    A-36
  SECTION 5.6                  Company Equity-Based Incentives...............................    A-37
  SECTION 5.7                  Indemnification, Exculpation and Insurance....................    A-38
  SECTION 5.8                  Fees and Expenses.............................................    A-38
  SECTION 5.9                  Public Announcements..........................................    A-40
  SECTION 5.10                 Affiliates....................................................    A-40
  SECTION 5.11                 Stock Exchange Listing........................................    A-40
  SECTION 5.12                 Stockholder Litigation........................................    A-40
  SECTION 5.13                 DevCo. Distribution...........................................    A-40
  SECTION 5.14                 Rights Agreement..............................................    A-41
  SECTION 5.15                 Standstill Agreements; Confidentiality Agreements.............    A-41
  SECTION 5.16                 Conveyance Taxes..............................................    A-41
  SECTION 5.17                 Employee Benefits.............................................    A-41
  SECTION 5.18                 Resignation and Appointment of the Directors of the Trustee...    A-42

ARTICLE VI             CONDITIONS PRECEDENT..................................................    A-42
  SECTION 6.1                  Conditions to Each Party's Obligation to Effect the Merger....    A-42
                               (a)   Stockholder Approval....................................    A-42
                               (b)   HSR Act.................................................    A-42
                               (c)   Governmental and Regulatory Approvals...................    A-42
                               (d)   Third Party Consents....................................    A-42
                               (e)   No Injunctions or Restraints............................    A-43
                               (f)   Form S-4................................................    A-43
                               (g)   Stock Exchange Listing..................................    A-43
  SECTION 6.2                  Conditions to Obligations of Parent...........................    A-43
                               (a)   Representations and Warranties..........................    A-43
                               (b)   Performance of Obligations of the Company...............    A-43
                               (c)   Regulatory Condition....................................    A-43
                                     Resignation and Appointment of the Directors of the
                               (d)   Trustee.................................................    A-43
  SECTION 6.3                  Conditions to Obligations of the Company......................    A-43
                               (a)   Representations and Warranties..........................    A-43
                               (b)   Performance of Obligations of Parent....................    A-44

ARTICLE VII            TERMINATION, AMENDMENT AND WAIVER.....................................    A-44
  SECTION 7.1                  Termination...................................................    A-44

                                                                                               PAGE
                                                                                               ----
  SECTION 7.2                  Effect of Termination.........................................    A-44
  SECTION 7.3                  Amendment.....................................................    A-45
  SECTION 7.4                  Extension; Waiver.............................................    A-45
  SECTION 7.5                  Procedure for Termination.....................................    A-45

ARTICLE VIII           GENERAL PROVISIONS....................................................    A-45
  SECTION 8.1                  Nonsurvival of Representations and Warranties.................    A-45
  SECTION 8.2                  Notices.......................................................    A-45
  SECTION 8.3                  Definitions...................................................    A-46
  SECTION 8.4                  Interpretation................................................    A-47
  SECTION 8.5                  Counterparts..................................................    A-47
  SECTION 8.6                  Entire Agreement; No Third-Party Beneficiaries................    A-47
  SECTION 8.7                  Governing Law.................................................    A-47
  SECTION 8.8                  Assignment....................................................    A-47
  SECTION 8.9                  Consent to Jurisdiction.......................................    A-48
  SECTION 8.10                 Headings......................................................    A-48
  SECTION 8.11                 Severability..................................................    A-48
  SECTION 8.12                 Enforcement...................................................    A-48

                                LIST OF EXHIBITS

Exhibit A--Terms and Provisions of the DevCo. Distribution

Exhibit B--Bonuses Arrangements and Plans

Exhibit 5.10(a)--Form of Affiliate Agreement

    AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of November 1, 2000, by and among CENDANT CORPORATION, a Delaware corporation ("Parent"), FAIRFIELD COMMUNITIES, INC., a Delaware corporation (the "Company"), and GRAND SLAM ACQUISITION CORP., a Delaware corporation and a subsidiary of Parent ("Merger Sub").

    WHEREAS, the respective Board of Directors of Parent and the Company have determined that the Merger (as defined below) and the other transactions contemplated under this Agreement are in the best interest of Parent and the Company;

    WHEREAS, each of Parent, Merger Sub and the Company desire to enter into a transaction whereby Merger Sub will merge with and into the Company (the "Merger"), with the Company being the surviving corporation, upon the terms and subject to the conditions set forth in this Agreement, whereby each issued and outstanding share of common stock, par value $0.01 per share, of the Company (together with the rights associated with such shares issued pursuant to the Rights Agreement, dated as of September 1, 1992, as amended, between the Company and The First National Bank of Boston (as successor to Society National Bank), as Rights Agent (the "Rights Agreement"), "Company Common Stock"), will be converted into the right to receive the Merger Consideration (as defined in Section 2.1(c));

    WHEREAS, the respective Boards of Directors of Parent and the Company have each approved the possible transfer of certain assets and liabilities related to the resort and vacation ownership interest development business currently operated by the Company to a newly formed corporation ("DevCo.") and the distribution of DevCo. common stock, on a pro rata basis, to stockholders of the Company or the transfer of such common stock to a third party immediately prior to the Effective Time (as defined in Section 1.3), in accordance with the terms and provisions set forth on Exhibit A attached hereto (each, a "DevCo. Distribution");

    WHEREAS, the respective Boards of Directors of Parent, Merger Sub and the Company have each approved and adopted this Agreement and approved the Merger in accordance with the General Corporation Law of the State of Delaware (the "DGCL"), and Parent has approved this Agreement and the Merger as the parent of Merger Sub;

    WHEREAS, the parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger;

    WHEREAS, concurrently with the execution of this Agreement, and as an inducement to Parent and Merger Sub to enter into this Agreement, Parent and certain stockholders of the Company have entered into a Voting Agreement, dated as of the date hereof (the "Voting Agreement"), providing, among other things, that such stockholders will vote, or cause to be voted, at the meeting of the Company's stockholders for the purpose of voting on the adoption of this Agreement (the "Company Stockholders Meeting") all of the shares of Company Common Stock owned by them in favor of the Merger; and

    WHEREAS, concurrently with the execution of this Agreement, Parent and the Company have entered into a Stock Option Agreement, dated as of the date hereof, providing, among other things, that the Company grants to Parent an option to purchased shares of Company Common Stock (the "Stock Option Agreement").

    NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE I
                                   THE MERGER

    SECTION 1.1 THE MERGER. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, Merger Sub shall be merged with and into the Company at the Effective Time. Following the Effective Time, the Company shall be the surviving corporation (the "Surviving Corporation"), shall become a subsidiary of Parent and shall succeed to and assume all the rights and obligations of Merger Sub in accordance with the DGCL.

    SECTION 1.2 CLOSING. Subject to the satisfaction or waiver of all the conditions to closing contained in Article VI hereof, the closing of the Merger (the "Closing") will take place at 10:00 a.m. on a date to be specified by the parties (the "Closing Date"), which shall be no later than the second day after satisfaction or waiver of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions; PROVIDED, that if the DevCo. Distribution shall be scheduled to occur within 15 business days after satisfaction or waiver of the conditions set forth in Article VI (other than the Company Stockholders Meeting), the closing shall take place upon written election of Parent, delivered to the Company prior to 5:00 p.m., New York City time, on the date of such satisfaction or waiver (the "Closing Extension Notice") on (subject to the satisfaction or waiver of all of the conditions set forth in Article VI) the earlier of (i) the date of the DevCo. Distribution and
(ii) the 15th business day after the date of the Closing Extension Notice, unless another time or date is agreed to by the parties hereto). The Closing will be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 or at such other location as is agreed to by the parties hereto.

    SECTION 1.3 EFFECTIVE TIME. Subject to the provisions of this Agreement, as soon as practicable following the Closing, the parties shall cause the Merger to be consummated by filing a certificate of merger (the "Certificate of Merger") executed in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL to effectuate the Merger. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or at such subsequent date or time as Parent and the Company shall agree and specify in the Certificate of Merger (the time the Merger becomes effective being hereinafter referred to as the "Effective Time").

    SECTION 1.4 EFFECTS OF THE MERGER. The Merger shall have the effects set forth in Section 259 of the DGCL.

    SECTION 1.5 CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE SURVIVING CORPORATION. The certificate of incorporation and the by-laws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation and the by-laws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law, except that the first article of the certificate of incorporation of the Merger Sub shall be amended as of the Effective Time to read in its entirety as follows: "The name of the corporation is Fairfield Communities, Inc."

    SECTION 1.6 DIRECTORS AND OFFICERS. The directors of Merger Sub shall, from and after the Effective Time, become the directors of the Surviving Corporation until their successors shall have been duly elected, appointed or qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and the by-laws of the Surviving Corporation. The officers of Merger Sub shall, from and after the Effective Time, become the officers of the Surviving Corporation until their successors shall have been duly elected, appointed or qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and the by-laws of the Surviving Corporation.

                                   ARTICLE II
                   EFFECT OF THE MERGER ON THE CAPITAL STOCK
                        OF THE CONSTITUENT CORPORATIONS;
                            EXCHANGE OF CERTIFICATES

    SECTION 2.1 EFFECT ON CAPITAL STOCK. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Company Common Stock:

    (a) CAPITAL STOCK OF MERGER SUB. Each issued and outstanding share of the common stock, par value $.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one fully paid and nonassessable share of common stock, par value $.01 per share, of the Surviving Corporation.

    (b) CANCELLATION OF TREASURY STOCK. Each share of Company Common Stock that is owned by the Company, Parent, Merger Sub or any of their respective wholly owned subsidiaries shall automatically be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

    (c) CONVERSION OF COMPANY COMMON STOCK; PRORATION. Subject to Section 2.2 hereof, each issued and outstanding share of Company Common Stock, other than shares to be cancelled and retired in accordance with Section 2.1(b) and Dissenting Shares (as defined in Section 2.4), shall be converted, at the election of the holder thereof, in accordance with the procedures set forth in
Section 2.2 below, into the following (the "Merger Consideration"):

        (i) For each share of Company Common Stock with respect to which an election to receive shares of common stock, par value $0.01 per share, of Parent, designated as CD common stock ("Parent Common Stock"), has been effectively made and not revoked pursuant to Section 2.2 ("Stock Election") and for each Non-Electing Share (as defined in subsection (iv) below), the right to receive 1.2500 (the "Initial Exchange Ratio" and as adjusted pursuant to Section 2.3 and this subsection (i), the "Exchange Ratio") fully paid and nonassessable shares of Parent Common Stock (as may be adjusted pursuant to the remainder of this subsection (i), the "Stock Election Consideration"); PROVIDED, HOWEVER, that (x) if the Average Trading Price (as defined below) is between $12.0 and $13.5960, then the Exchange Ratio shall be equal to the sum of (a) the Initial Exchange Ratio divided by two, and (b) the quotient of $7.5 divided by the Average Trading Price, (y) if the Average Trading Price is equal to, or greater than, $13.5960, then the Exchange Ratio shall be equal to the quotient of $16 divided by the Average Trading Price and (z) if the Average Trading Price is below $12.0, then the Exchange Ratio shall be equal to the quotient of $15 divided by the Average Trading Price; PROVIDED, FURTHER, that if the Average Trading Price of Parent Common Stock is $7.00 or less, the Exchange Ratio will be 2.1428. As used herein, the "Average Trading Price" shall mean the arithmetic average of the 4:00 p.m. Eastern Time closing sales prices of Parent Common Stock reported on the New York Stock Exchange ("NYSE") Composite Tape for the 20 consecutive NYSE trading days (each, a "Trading Day") ending on (and including) the Trading Day immediately prior to the date of the Company Stockholders Meeting (as defined herein).

        (ii) For each share of Company Common Stock with respect to which an election to receive cash has been effectively made and not revoked pursuant to Section 2.2 ("Cash Election"), the right to receive $15 in cash, subject to proration pursuant to subsection (iii) below (the "Cash Election Consideration"); PROVIDED, HOWEVER, that in the event that the Average Trading Price is greater than $12.0, for each share of Company Common Stock with respect to which a Cash Election was made and not subject to proration, in addition to the Cash Election Consideration received with respect to such share, there shall be a right to receive a fraction of a share of Parent Common Stock which shall equal the value, based on the Average Trading Price, of the Stock

    Election Consideration minus $15 (the "Additional Stock Consideration"); PROVIDED, FURTHER, that the Additional Stock Consideration shall not exceed $1.

        (iii) The manner in which each share of Company Common Stock (other than shares of Company Common Stock to be cancelled as set forth in
    Section 2.1(b) and Dissenting Shares) for which a Cash Election has been made shall be converted into the right to receive either the Cash Election Consideration and Additional Stock Consideration, if any, or the Stock Election Consideration on the Effective Date shall be as set forth in this subsection (iii). All references to "outstanding" shares of Company Common Stock in this subsection (iii) shall mean all shares of Company Common Stock issued and outstanding immediately prior to the Effective Time.

           (A) As is more fully set forth below and except as provided in
       Section 2.1(c)(v), the aggregate amount of cash which Parent shall be obligated to pay in the Merger pursuant to this Agreement (other than in respect of Dissenting Shares) shall not be more than the product of multiplying $7.5 by the number of outstanding shares of the Company's Common Stock (the "Total Cash Actual"). "Total Cash Potential" shall mean the sum of (1) the aggregate Cash Election Consideration elected by stockholders of the Company, and (2) a cash amount equal to the number of Dissenting Shares multiplied by the value, based on the Average Trading Price, of the Stock Election Consideration.

           (B) If the Total Cash Potential is equal to or less than the Total Cash Actual, each share of Company Common Stock covered by a Cash Election shall be converted in the Merger into the right to receive the Cash Election Consideration and the Additional Stock Consideration, if any.

           (C) If the Total Cash Potential is greater than the Total Cash Actual, each share of Company Common Stock covered by a Cash Election shall be converted in the Merger into the right to receive the Cash Election Consideration and the Stock Election Consideration in the following manner:

               (a) The Exchange Agent (as defined in Section 2.2(d) below) will distribute with respect to each share of Company Common Stock as to which a Cash Election has been made the Cash Election Consideration multiplied by a fraction, (x) the numerator of which shall be the product of multiplying (A) $15 by (B) 50.0% of the number of outstanding shares of Company Common Stock minus the product of multiplying (C) the number of Dissenting Shares by (D) the value, based on the Average Trading Price, of the Stock Election Consideration, and (y) the denominator of which shall be the aggregate Cash Election Consideration elected by stockholders of the Company; and

               (b) Each share of Company Common Stock covered by a Cash Election and not fully converted into the right to receive the Cash Election Consideration as set forth in clause (a) above shall be converted in the Merger into the right to receive a fraction of a share of Parent Common Stock which shall equal the value, based on the Average Trading Price, of the sum of (x) the product of multiplying (A) the Stock Election Consideration by (B) a fraction equal to 1.0 minus the fraction set forth in clause (a) above plus (y) the product of multiplying (A) the value, based on the Average Trading Price, of the Additional Stock Consideration, if any, by (B) the fraction set forth in clause (a) above, subject to subsection (v) below.

        (iv) Each share of Company Common Stock for which a valid Stock Election has been received and each share of Company Common Stock for which an Election (as defined in Section 2.2 below) is not in effect at the Election Deadline (a "Non-Electing Share"), shall be converted into the right to receive the Stock Election Consideration in the Merger, subject to subsection (v) below. If Parent and the Company shall determine that any Election is not properly made with respect to any shares of Company Common Stock, such Election shall be deemed to be not in effect, and the shares of Company Common Stock covered by such Election shall, for purposes hereof, be deemed to be Non-Electing Shares.

        (v) Notwithstanding subsections (i) through (iv) above, Parent shall have the right, exercisable at any time at least two business days prior to the Closing, at Parent's sole discretion, to pay in cash for any shares for which an Election (as defined below) was made and to substitute on a pro rata basis a payment of cash in an amount equal to the Average Trading Price multiplied by the Exchange Ratio for any or all shares of Company Common Stock for which the Stock Election has been made or which would otherwise be converted into Parent Common Stock pursuant to Section 2.1(c)(iii)(C); PROVIDED, that prior to making such substitution, Parent shall first have paid in cash for all shares for which a Cash Election has been made and which were not fully converted into the right to receive the Cash Election Consideration.

    SECTION 2.2 ELECTION PROCEDURE. Each holder of shares of Company Common Stock (other than Dissenting Shares) shall have the right, subject to the limitations set forth in this Article II, to submit an Election (as defined below) in accordance with the following procedures (as used in this
Section 2.2, "holder" shall mean "record holder"):

    (a) Each holder of shares of Company Common Stock may specify in a request made in accordance with the provisions of this Section (herein called an "Election") (A) the number of shares of Company Common Stock owned by such holder with respect to which such holder desires to make a Stock Election and
(B) the number of shares of Company Common Stock owned by such holder with respect to which such holder desires to make a Cash Election.

    (b) Parent shall prepare a form reasonably acceptable to the Company (the "Form of Election") which shall be mailed to the Company's stockholders entitled to vote at the Company Stockholders Meeting so as to permit the Company's stockholders to exercise their right to make an Election prior to the Election Deadline (as defined in subsection (d)).

    (c) Parent shall use all reasonable efforts to make the Form of Election initially available to all stockholders of the Company at least twenty business days prior to the Election Deadline and shall use all reasonable efforts to make available as promptly as possible a Form of Election to any stockholder of the Company who requests such Form of Election following the initial mailing of the Forms of Election and prior to the Election Deadline.

    (d) Any Election shall have been made properly only if the person authorized to receive Elections and to act as exchange agent under this Agreement, which person shall be designated by Parent (the "Exchange Agent"), shall have received, by 5:00 p.m. local time in the city in which the principal office of such Exchange Agent is located, on the date of the Election Deadline, a Form of Election properly completed and signed and accompanied by certificates of the shares of Company Common Stock (the "Company Stock Certificates") to which such Form of Election relates or by an appropriate guarantee of delivery of such certificates, as set forth in such Form of Election, from a member of any registered national securities exchange or a commercial bank or trust company in the United States; PROVIDED, that such certificates are in fact delivered to the Exchange Agent by the time required in such guarantee of delivery. Failure to deliver shares of Company Common Stock covered by such a guarantee of delivery within the time set forth on such guarantee shall be deemed to invalidate any otherwise properly made Election. As used herein, "Election Deadline" means the date on which the Effective Time occurs.

    (e) Any Company stockholder may at any time prior to the Election Deadline change his or her Election by written notice received by the Exchange Agent prior to the Election Deadline accompanied by a properly completed and signed, revised Form of Election.

    (f) Any Company stockholder may, at any time prior to the Election Deadline, revoke his or her Election by written notice received by the Exchange Agent prior to the Election Deadline or by withdrawal prior to the Election Deadline of his or her Company Stock Certificate, or of the guarantee of delivery of such certificates, previously deposited with the Exchange Agent. All Elections shall be revoked automatically if the Exchange Agent is notified in writing by Parent or the Company that this Agreement has been terminated in accordance with Article VII.

    (g) If any portion of the Merger Consideration is to be paid to a person other than the person in whose name a Company Stock Certificate so surrendered is registered, it shall be a condition to such payment that such Company Stock Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay to the Exchange Agent any transfer or other Taxes (as defined in Section 3.1(m)) required as a result of such payment to a person other than the registered holder of such Company Stock Certificate, or establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not payable.

    (h) After the Effective Time there shall be no further registration of transfers of shares of Company Common Stock. If after the Effective Time, Company Stock Certificates are presented to the Surviving Corporation, they shall be cancelled and exchanged for the Merger Consideration in accordance with the procedures set forth in this Article II.

    (i) At any time following the first anniversary of the Effective Time, the Surviving Corporation shall be entitled to require the Exchange Agent to deliver to it any remaining portion of the Merger Consideration not distributed to holders of shares of Company Common Stock that was deposited with the Exchange Agent at the Effective Time (the "Exchange Fund") (including any interest received with respect thereto and other income resulting from investments by the Exchange Agent, as directed by Parent), and holders shall be entitled to look only to the Surviving Corporation (subject to abandoned property, escheat or other similar laws) with respect to the Merger Consideration, any cash in lieu of fractional shares of Parent Common Stock and any dividends or other distributions with respect to Parent Common Stock payable upon due surrender of their Company Stock Certificates, without any interest thereon. Notwithstanding the foregoing, neither the Surviving Corporation nor the Exchange Agent shall be liable to any holder of a Company Stock Certificate for Merger Consideration (or dividends or distributions with respect thereto) or cash from the Exchange Fund in each case delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

    (j) In the event any Company Stock Certificates shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Company Stock Certificate(s) to be lost, stolen or destroyed and, if required by Parent, the posting by such person of a bond in such sum as Parent may reasonably direct as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Company Stock Certificate(s), the Exchange Agent will issue the Merger Consideration deliverable in respect of the shares of Company Common Stock represented by such lost, stolen or destroyed Company Stock Certificates.

    (k) No dividends or other distributions with respect to Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Company Stock Certificate with respect to the shares of Parent Common Stock represented thereby, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to subsection (l) below, and all such dividends, other distributions and cash in lieu of fractional shares of Parent Common Stock shall be paid by Parent to the Exchange Agent and shall be included in the Exchange Fund, in each case until the surrender of such Company Stock Certificate in accordance with subsection (l) below. Subject to the effect of applicable abandoned property, escheat or similar laws, following surrender of any such Company Stock Certificate there shall be paid to the holder of a certificate for Parent Common Stock (a "Parent Stock Certificate") representing whole shares of Parent Common Stock issued in exchange therefore, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Parent Common Stock and the amount of any cash payable in lieu of a fractional share of

Parent Common Stock to which such holder is entitled pursuant to subsection (l), and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such whole shares of Parent Common Stock. Parent shall make available to the Exchange Agent cash for these purposes, if necessary.

    (l) No Parent Stock Certificates representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Company Stock Certificates; no dividend or distribution by Parent shall relate to such fractional share interests; and such fractional share interests will not entitle the owner thereof to vote or to any rights as a shareholder of Parent. In lieu of any such fractional shares, each holder of a Company Stock Certificate who would otherwise have been entitled to receive a fractional share interest in exchange for such Company Stock Certificate shall receive from the Exchange Agent an amount in cash equal to the product obtained by multiplying (A) the fractional share interest to which such holder (after taking into account all shares of Company Common Stock held by such holder at the Effective Time) would otherwise be entitled by (B) the Average Trading Price. Parent shall provide the Exchange Agent the aggregate amount of cash payable pursuant to this subsection (l) promptly following the Effective Time.

    (m) Parent shall have the right to make rules, not inconsistent with the terms of this Agreement, governing (A) the validity of the Forms of Election,
(B) the manner and extent to which Elections are to be taken into account in making the determinations prescribed by Section 2.1, (C) the issuance and delivery of Parent Stock Certificates into which shares of Company Common Stock are converted in the Merger and (D) the method of payment of cash for shares of Company Common Stock converted into the right to receive the Cash Election Consideration.

    (n) Promptly after the Effective Time, Parent will deposit with the Exchange Agent an amount of cash and shares of Parent Common Stock sufficient to pay in a timely manner, and the Parent shall instruct the Exchange Agent to timely pay, the aggregate Cash Election Consideration and cash in lieu of fractional shares of Parent Common Stock and the aggregate Additional Stock Consideration and Stock Election Consideration. Upon surrender to the Exchange Agent of its Company Stock Certificate or Company Stock Certificates, accompanied by a properly completed Form of Election, a holder of Company Common Stock will be entitled to receive promptly after the Election Deadline the Merger Consideration (elected or deemed elected by it, subject to Sections 1.2 and 2.1) in respect of the shares of Company Common Stock represented by its Company Stock Certificate. Until so surrendered, each such Company Stock Certificate shall represent after the Effective Time, for all purposes, only the right to receive the Merger Consideration.

    SECTION 2.3 CERTAIN ADJUSTMENTS. If after the date hereof and on or prior to the Effective Time the outstanding shares of Parent Common Stock or Company Common Stock shall be changed into a different number of shares by reason of any reclassification, recapitalization, combination or any similar event shall occur (including an extraordinary dividend, the record date for payment of which occurs during the Election Period) (any such action, an "Adjustment Event"), the Exchange Ratio shall be adjusted accordingly to provide to the holders of Company Common Stock whose shares of Company Common Stock have been converted into the right to receive either Stock Election Consideration or Additional Stock Consideration the same economic effect as contemplated by this Agreement prior to such reclassification, recapitalization, combination or similar event.

    SECTION 2.4 SHARES OF DISSENTING STOCKHOLDERS. Notwithstanding anything in this Agreement to the contrary, any shares of Company Common Stock that are issued and outstanding as of the Effective Time and that are held by a stockholder who has properly exercised his appraisal rights under the DGCL (the "Dissenting Shares") shall not be converted into the right to receive the Merger Consideration unless and until the holder shall have failed to perfect, or shall have effectively withdrawn or lost, his right to dissent from the Merger under the DGCL and to receive such consideration as may be determined to be due with respect to such Dissenting Shares pursuant to and subject to the requirements of the DGCL. If any such holder shall have so failed to perfect or have effectively withdrawn or lost such right, each share of such holder's Company Common Stock shall thereupon be deemed to have been converted into and to have become, as of the Effective Time, the right to receive, without any interest thereon, the Stock Election Consideration or the Cash Election Consideration or a combination thereof as determined by Parent in its sole discretion. The Company shall give Parent
(i) prompt notice of any notice or demands for appraisal or payment for shares of Company Common Stock received by the Company and (ii) the opportunity to participate in and direct all negotiations and proceedings with respect to any such demands or notices. The Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle, offer to settle or otherwise negotiate, any such demands.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

    SECTION 3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth on the Disclosure Schedule delivered by the Company to Parent prior to the execution of this Agreement (the "Company Disclosure Schedule") and making reference to the particular subsection of this Agreement to which exception is being taken (regardless of whether such subsection refers to the Company Disclosure Schedule), the Company represents and warrants to Parent as follows:

    (a)  ORGANIZATION, STANDING AND CORPORATE POWER.

        (i) Each of the Company and its subsidiaries (as defined in Section 8.3) is a corporation or other legal entity duly organized, validly existing and in good standing (with respect to jurisdictions which recognize such concept) under the laws of the jurisdiction in which it is organized and has the requisite corporate or other power, as the case may be, and authority to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except for those jurisdictions where the failure to be so qualified or licensed or to be in good standing individually or in the aggregate would not reasonably be expected to have a material adverse effect on the Company or the applicable subsidiary.

        (ii) The Company has delivered or provided to Parent prior to the execution of this Agreement complete and correct copies of its certificate of incorporation and by-laws, as amended to date.

        (iii) In all material respects, the minute books of the Company contain accurate records of all meetings and accurately reflect all other actions taken by the stockholders, the Board of Directors and all committees of the Board of Directors of the Company since January 1, 1997.

    (b) SUBSIDIARIES. Section 3.1(b) of the Company Disclosure Schedule lists all the subsidiaries of the Company, whether consolidated or unconsolidated as of the end of the most recently completed fiscal year. All outstanding shares of capital stock of, or other equity interests in, each such subsidiary (i) have been validly issued and are fully paid and nonassessable; (ii) are owned directly or indirectly by the Company, free and clear of all pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever (collectively, "Liens"); and (iii) are free of any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests) that would prevent the operation by the Surviving Corporation of such subsidiary's business as currently conducted.

    (c) CAPITAL STRUCTURE. The authorized capital stock of the Company consists of 100,000,000 shares of Company Common Stock and 5,000,000 shares of preferred stock, par value $.01 per share, of the Company ("Company Authorized Preferred Stock"), of which 1,000,000 shares have been designated as Company Series A Junior Participating Preferred Stock ("Company Preferred Stock") and no other shares of Company Authorized Preferred Stock have been designated. At the close of business on October 29, 2000: (i) 42,382,655 shares of Company Common Stock were issued and outstanding; (ii) 10,376,039 shares of Company Common Stock were held by the Company in its treasury (such shares, "Company Treasury Stock") and no shares of Company Common Stock were held by subsidiaries of the Company; (iii) no shares of Company Preferred Stock were issued and outstanding and 1,000,000 shares of Company Preferred Stock were reserved for issuance pursuant to the Rights Agreement; (iv) no shares of Company Preferred Stock were held by the Company in its treasury or were held by any subsidiary of the Company; and (v) 5,987,587 shares of Company Common Stock were reserved for issuance pursuant to the Company's 1992 Warrant Plan, Vacation Break
U.S.A., Inc. 1995 Stock Option Plan, 1997 Stock Option Plan, 2000 Incentive Stock Plan, Vacation Break U.S.A. Inc. Directors' Plan, as amended, Warrant Agreements dated December 27, 1995, Warrant Agreements dated May 22, 1997 and Employee Stock Purchase Plan (the "Company Stock Plans"), of which 3,628,956 shares are subject to outstanding employee and non-employee director stock options (the "Company Stock Options"), 1,745,510 shares are subject to employee warrants (the "Company Warrants"), 230,322 shares are subject to awards of restricted Company Common Stock (collectively with Company Stock Options, Company Warrants and the awards described in Section 5.6(b), the "Company Awards"). All outstanding shares of capital stock of the Company are, and all shares thereof which may be issued prior to the Closing will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. Except as set forth in this Section 3.1(c) and except for changes since October 31, 2000 resulting from the issuance of shares of Company Common Stock pursuant to and in accordance with Company Awards and other rights referred to above in this Section 3.1(c), outstanding prior to October 31, 2000
(x) there are not issued, reserved for issuance or outstanding (A) any shares of capital stock or voting securities or other ownership interests of the Company,
(B) any securities of the Company or any Company subsidiary convertible into or exchangeable or exercisable for shares of capital stock or voting securities or other ownership interests of the Company, or (C) any warrants, calls, options or other rights to acquire from the Company or any Company subsidiary, or any obligation of the Company or any of its subsidiaries to issue, any capital stock, voting securities or other ownership interests in, or securities convertible into or exchangeable or exercisable for, capital stock or voting securities or other ownership interests of the Company, and (y) there are no outstanding obligations of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire any such securities or to issue, deliver or sell, or cause to be issued, delivered or sold, any such securities. There are no outstanding (A) securities of the Company or any of its subsidiaries convertible into or exchangeable or exercisable for shares of capital stock or voting securities or other ownership interests in any subsidiary of the Company,
(B) warrants, calls, options or other rights to acquire from the Company or any of its subsidiaries, or any obligation of the Company or any of its subsidiaries to issue, any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable or exercisable for, any capital stock, voting securities or other ownership interests in, any subsidiary of the Company or (C) obligations of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire any such outstanding securities of subsidiaries of the Company or to issue, deliver or sell, or cause to be issued, delivered or sold, any such securities. To the Company's knowledge, neither the Company nor any of its subsidiaries is a party to any agreement restricting the transfer of, relating to the voting of, requiring registration of, or granting any preemptive or antidilutive rights with respect to any of the securities of the Company or any of its subsidiaries. To the knowledge of the Company, there are no voting trusts or other agreements or understandings to which the Company or any of its subsidiaries is a party with respect to the voting of the capital stock of the Company or any of the subsidiaries.

    (d) AUTHORITY; NONCONTRAVENTION. The Company has all requisite corporate power and authority to enter into this Agreement, the Stock Option Agreement and, subject, in the case of the Merger, to the Company Stockholder Approval (as defined in Section 3.1(v)) to consummate the transactions contemplated hereby and thereby, including with respect to the "spin-off" of DevCo., the requisite corporate power to declare the DevCo. Distribution as presently described in Exhibit A. The execution and delivery of this Agreement and the Stock Option Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (other than the DevCo. Distribution) have been duly authorized by all necessary corporate action on the part of the Company, subject, in the case of the Merger, to the Company Stockholder Approval. This Agreement and the Stock Option Agreement have been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforceability may be subject to applicable bankruptcy, insolvency or other similar laws now or hereafter in effect affecting creditors' rights generally and (ii) the availability of the remedy of specific performance or injunction or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought. The execution and delivery of this Agreement and the Stock Option Agreement do not, and the consummation of the transactions contemplated hereby and thereby (other than the DevCo. Distribution) and compliance with the provisions of this Agreement and the Stock Option Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its subsidiaries under, (i) the certificate of incorporation or by-laws of the Company, (ii) the certificate of incorporation or by-laws or the comparable organizational documents of any of its subsidiaries, (iii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license or similar authorization applicable to the Company or any of its subsidiaries or their respective properties or assets or (iv) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its subsidiaries or their respective properties or assets, other than, in the case of clauses (iii) and (iv), any such conflicts, violations, defaults, rights, losses or Liens that individually or in the aggregate would not reasonably be expected to have a material business impact on the Company or that relate to or arise as a result of the DevCo. Distribution, PROVIDED, HOWEVER, that the failure to list on Section 3.1(d) of the Company Disclosure Schedule a conflict, violation, default, right, loss or Lien with respect to an agreement, instrument, permit, concession, franchise, license or similar authorization specified in clause (iii) that is cured by the time of the Closing by obtaining the consent of the other party to such agreement, instrument, permit, concession, franchise, license or similar authorization shall not be considered a violation of the representation in
Section 3.1(d)(iii). No consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any federal, state, local or foreign government, any court, administrative, regulatory or other governmental agency, commission or authority or any non-governmental self-regulatory agency, commission or authority (a "Governmental Entity") is required by or with respect to the Company or any of its subsidiaries in connection with the execution and delivery of this Agreement and the Stock Option Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except for (1) the filing of a pre-merger notification and report form by the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"); (2) the filings with the Securities and Exchange Commission (the "SEC") of (A) a proxy statement relating to the Company Stockholders Meeting (such proxy statement, as amended or supplemented from time to time, the "Proxy Statement") and a registration statement on Form S-4 to be prepared and filed in connection with the issuance of Parent Common Stock in the Merger (the "Form S-4"), and (B) such reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as may be required in connection with this Agreement and the transactions contemplated by this Agreement; (3) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and such filings with Governmental Entities to satisfy the applicable requirements of the laws of states in which the Company and its subsidiaries are qualified or licensed to do business or state securities or "blue sky" laws; (4) such registrations and amendments thereto set forth on Section 3.1(d) of the Company Disclosure Schedule and the related consents, approvals or exemptions under state timeshare registration laws or, in states that do not have specific timeshare laws, related real estate or securities registration laws (the "VOI Registrations"); and (5) such other filings and consents as may be required to effect the DevCo. Distribution.

    (e)  COMPANY DOCUMENTS; UNDISCLOSED LIABILITIES.

        (i) Since January 1, 1997, the Company and its subsidiaries have filed all required reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) with the SEC (the "Company SEC Documents"). As of their respective filing dates,
    (i) the Company SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents, and (ii) no Company SEC Document when filed (or when amended and restated or as supplemented by a subsequently filed Company SEC Document) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company and its subsidiaries included in Company SEC Documents complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States ("GAAP") (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries, as the case may be, as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to other adjustments described in the notes to such unaudited statements). Except (A) as reflected in the Company's unaudited balance sheet as of June 30, 2000, (B) for liabilities incurred in connection with this Agreement or the transactions contemplated hereby,
    (C) for liabilities incurred in the ordinary course of business consistent with past practice since June 30, 2000 or (D) for liabilities incurred after the date hereof that would not reasonably be expected to have a material adverse effect on the Company, neither the Company nor any of its subsidiaries has any liabilities or obligations of any nature other than liabilities or obligations that are immaterial and that were incurred in the ordinary course of business consistent with past practice.

        (ii) Neither the Company nor any of its subsidiaries has any continuing obligations (other than obligations of confidentiality under the Letter Agreement dated December 21, 1999, between the Company and Carnival Corporation ("Carnival")) incurred in connection with the Letter of Intent, dated as of January 23, 2000, between the Company and Carnival or the transactions contemplated thereby or pursuant to any other agreements with Carnival.

        (iii) The Company has provided or made available to Parent true and complete copies of the audited financial statements for the years ended December 31, 1998 and 1999 and the unaudited financial statements for the quarter ended June 30, 2000 for Fairfield Receivable Corporation and Fairfield Funding Corporation, II (the "Company Unconsolidated Subsidiaries") (collectively, the "Unconsolidated Subsidiaries Statements"). The Unconsolidated Subsidiaries Statements were prepared in conformity with GAAP for the periods covered thereby, except as may be noted therein, and present in all material respects the financial position of the Company Unconsolidated Subsidiaries as at the respective dates thereof and the results of operations of such subsidiaries for the respective periods then ended. The Company Unconsolidated Subsidiaries are not required to be consolidated with the Company's financial statements under GAAP.

        (iv) The Company has provided to Parent true and complete copies of the audited financial statements for the years ended December 31, 1998 and 1999 for The FairShare Vacation Plan Use Management Trust (the "Trust") (the "Trust Financial Statements"). The Trust Financial Statements were prepared in conformity with GAAP for the periods covered thereby and present in all material respects the financial position of the Trust as at the respective dates thereof and the results of operations of the Trust for the respective periods then ended.

    (f)  CERTAIN CONTRACTS.

        (i) Neither the Company nor any of its subsidiaries is a party to or bound by (i) any agreement relating to the incurring of indebtedness,
    (ii) any "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC), (iii) any non-competition agreement or any other agreement or obligation which purports to limit in any material respect the manner in which, or the localities in which, all or any substantial portion of the business of the Company and its subsidiaries, taken as a whole, is or would be conducted, (iv) any agreement providing for the indemnification by the Company or a subsidiary of the Company of any person, except an agreement entered into in the ordinary course of business,
    (v) any joint venture, partnership or similar document or agreement,
    (vi) any agreement that limits or purports to limit the ability of the Company or any of its subsidiaries to own, operate, sell, transfer, pledge or otherwise dispose of any assets having an aggregate value in excess of $1,000,000 (other than in connection with securitization or financing transactions), (vii) any contract or agreement providing for future payments that are conditioned, in whole or in part, on a change of control of the Company or any of its subsidiaries, (viii) any collective bargaining agreement, (ix) employment agreement or any agreement or arrangement that contains any severance pay or post-employment liabilities or obligations to a Key Employee (as defined herein), other than as required under law,
    (x) any resort affiliation agreement, (xi) any agreement that contains a "most favored nation" clause, (xii) any management agreement between the Company and each Association (as defined in Section 3.1(i) herein),
    (xiii) any marketing alliance agreement involving a strategic corporate relationship that requires payment of at least $1,000,000 thereunder by the Company or any of its subsidiaries or which is not cancellable by either party thereto on 30 days' notice or (xiv) any contract or other agreement not made in the ordinary course of business which is material to the Company and its subsidiaries taken as a whole or which would prohibit or delay the consummation of the Merger or any of the transactions contemplated by this Agreement and the Stock Option Agreement (the agreements, contracts and obligations of the type described in clauses (i) through (xiii) being referred to herein as "Company Material Contracts"). Each Company Material Contract is valid and binding on the Company (or, to the extent a subsidiary of the Company is a party, such subsidiary) and is in full force and effect. Neither the Company nor any of its subsidiaries is in a material breach or default under any Company Material Contract. Neither the Company nor any subsidiary of the Company knows of, or has received notice of, any material violation or default under (nor, to the knowledge of the Company, does there exist any condition which with the passage of time or the giving of notice or both would result in such a violation or default under) any Company Material Contract by the other party thereto.

        (ii) There is no agreement (noncompete or otherwise), commitment, judgment, injunction, order or decree to which the Company or any of its subsidiaries or affiliates is a party or which is otherwise binding upon the Company or any of its subsidiaries or affiliates which has or reasonably would be expected to have the effect of prohibiting or impairing any business practice of the

    Company or any of its subsidiaries or affiliates, any acquisition of property (tangible or intangible) by the Company or any of its subsidiaries.

    (g)  VOIS.

        (I) ACCOUNTS RECEIVABLE.

           (A) The VOI Receivables (as defined below) owned by each of the Company and its subsidiaries reflected in the unaudited financial statements of the Company for the quarter ended June 30, 2000 included in the Company SEC Documents and in the Unconsolidated Subsidiaries Statements, are (except to the extent reserved against in such financial statements, which reserves have been determined based upon actual prior and current experience and are consistent with prior practices) valid, genuine and subsisting, arise out of bona fide sales of VOIs, goods, performance of services or other business transactions relating to the sale of VOIs and are not subject to defenses, setoffs, counterclaims or rights of rescission that would reasonably be expected to have a material business impact on the Company. All VOI Receivables owned by the Company and its subsidiaries are owned free and clear of all Liens for funded indebtedness. "VOI Receivables" shall mean, with respect to the Company and its subsidiaries, any contracts for deed, deeds of trust, promissory notes, installment notes, mortgages or similar security instruments and all related documents and instruments (including, without limitation, any security agreements entered into in connection with or a part of any purchase agreement or any installment sales contract relating to the sale of a VOI) creating a first and prior lien on a VOI and securing a purchase money loan to acquire a VOI (collectively, the "Mortgages") or any installment sales contract creating a purchaser's beneficial or equitable interest in a VOI (collectively with the Mortgages, the "Debt Instruments"). For purposes of this Agreement, "VOI" shall mean a fee simple or leasehold ownership interest in a condominium unit or an entire timeshare resort developed or acquired by the Company or a subsidiary of the Company, coupled with the right to use and occupy one or more residential accommodations at such timeshare resort in accordance with the terms, provisions, and conditions of the applicable declaration of condominium, master deed and all other documents and instruments that govern the use and occupancy of such resort's accommodations and facilities. The term "VOI" shall further include all rights, benefits, privileges, obligations and liabilities granted to or imposed upon the owner of a VOI with respect to the Company's FairShare Plus Program (the "Program"), pursuant to the Amended and Restated FairShare Vacation Plan Use Management Trust Agreement dated as of January 1, 1996, as amended (the "Trust Agreement") or under applicable VOI Laws.

           (B) Section 3.1(g) of the Company Disclosure Schedule sets forth certain reports (the "Reports") routinely prepared by the Company or any of its subsidiaries that identify, as of the date indicated in the Reports, (i) the aggregate amount of VOI Receivables owned or pledged as security by each of the Company or its subsidiaries identified in the Reports and (ii) the weighted average maturity of such VOI Receivables. The Reports are true, accurate and complete in all material respects.

        (ii) REGISTRATIONS. Set forth on Section 3.1(g) of the Company Disclosure Schedule are all the resorts where each of the Company or any of its subsidiaries owns VOIs and each jurisdiction in which each of those resorts is registered, other than an inadvertent omission of a jurisdiction, for (i) the ownership of any VOI or real estate or (ii) the advertising, marketing or selling of VOIs by the Company or its subsidiaries or the soliciting of consumers to visit a resort or a sales office by the Company or its subsidiaries.

        (iii) DEBT INSTRUMENTS.

           (A) Each form that is underlying or related to a Debt Instrument securing or creating an equitable interest in a VOI Receivable reflected in the financial statements described in subsection (i)(A) above and that is routinely used by the Company and its subsidiaries or is permitted by the Company or its subsidiaries to be used by others in connection with the sale of VOIs, meets all material requirements of applicable VOI Laws.

           (B) The Debt Instruments contain customary and enforceable provisions such as to render the rights and remedies of the holders thereof adequate for the practical realization against the related property of the principal benefits of the security or property interest intended to be provided thereby.

           (C) Each Mortgage which requires recordation to perfect the related VOI interest has been properly recorded or is in the process of being recorded in the appropriate jurisdiction and is in material compliance with all applicable laws of the jurisdiction in which the related VOI is located, and all costs, fees, and expenses, including where applicable, recording fees, documentary stamps and intangible taxes, due in connection with the filing of each Mortgage that has been filed have been paid, except for any failures to pay costs, fees and expenses that would not reasonably be expected to have a material business impact on the Company.

    (h) RESORTS.

        (i) Section 3.1(h) of the Company Disclosure Schedule contains a list of each resort where (A) the VOIs owned or otherwise controlled by the Company or its subsidiaries consist of more than 5% of the total VOI inventory at such resort and (B) the Company or any of its subsidiaries owns, has an option or contract for or otherwise controls the real estate that is intended to accommodate the development of VOIs in the future (the "Resorts"), indicating whether each Resort is owned, under option or contract or otherwise controlled by the Company or any of its subsidiaries.

        (ii) The Company or one of its subsidiaries, as the case may be, has good and marketable title in fee simple or a leasehold interest to all VOIs and other real estate owned by the Company free and clear of all Liens, except for Permitted Encumbrances. As used in this Agreement, "Permitted Encumbrances" means (i) Liens imposed by law for Taxes, assessments or charges of any Governmental Entity that are not yet due and payable or are being contested in good faith by proper proceedings (and in each case as to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP); (ii) carriers', warehousemen's, mechanics, landlords', materialmen's, repairmen's or other like Liens arising in the ordinary course of business in respect of obligations that are not yet due or that are bonded or that are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained in accordance with GAAP; (iii) Liens incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts, statutory obligations and other similar obligations; (iv) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges, or encumbrances (whether or not recorded) which do not interfere materially with the ordinary conduct of the business of the Company and which do not detract materially from the property to which they attach or impair materially the use thereof by the Company; (v) the encumbrances set forth on title policies or title commitments provided to or made available to Parent; and (vi) extensions, renewals or replacements of any Lien referred to in clauses (i) through (v) above.

        (iii) The current use of the Resorts by the Company and its subsidiaries does not violate any instrument or agreement of record affecting the Resorts or any applicable local zoning or similar land use laws, except for violations that would not have a material business impact on the Company. To the knowledge of the Company, none of the occupiable structures on the Resorts encroaches upon real property of another person and no occupiable structure of any other person encroaches upon any part of a Resort, except for encroachments that would not have a material business impact on the Company.

        (iv) To the knowledge of the Company, each Resort has sufficient vehicular access for its purposes.

        (v) There are no leases, subleases, licenses, concessions or other agreements between the Company or any of its subsidiaries to a third party that grants the right of use or occupancy of any material portion of the real estate, accommodations or facilities owned by the Company or any of its subsidiaries at the Resorts and there are no outstanding options or rights of first refusal to purchase any material portion of the real estate, accommodations or facilities owned by the Company or any of its subsidiaries at the Resorts other than rights held by the related property owners associations at the Resorts, and except for agreements with VOI owners or for such leases, subleases, licenses, concessions or other agreements entered into by the Company or any of its subsidiaries in the ordinary course of business.

        (vi) Each timeshare plan related to a Resort that is required to be filed in the real estate records of the county in which the Resort is located has been properly filed and recorded with the appropriate county office in which the respective Resort is located, except for a failure to file or record a timeshare plan that would not have a material business impact on the Company.

        (vii) Each of the Company and its subsidiaries has delivered or made available to Parent complete and correct copies of all surveys, engineering reports, appraisals, certificates of occupancy and recorded plats relating to a Resort in the possession of the Company and its subsidiaries. The Company has delivered or made available to Parent complete and correct copies of the title insurance policies that are in the possession of the Company and its subsidiaries which insure the Company or a subsidiary of the Company of good and marketable title, or as otherwise described therein, at the time of the acquisition of the properties described therein.

    (i)  CONDOMINIUM ASSOCIATIONS.

        (i) Each condominium, timeshare or other form of owner's association organized by the Company or any of its subsidiaries has been duly organized. Each condominium, timeshare or other form of owner's association managed by the Company or any of its subsidiaries in existence with respect to a Resort (each, an "Association"), is duly organized, legally existing, and in good standing under the laws of the state of its incorporation, except where the failure to be so qualified would not have a material adverse effect on an Association. The books and records of each Association are correct and complete in all material respects and all funds collected from VOI owners and others on behalf of the Associations have been properly accounted for in all material respects and expended in all material respects for such purposes as are authorized under the articles of incorporation or by-laws of the applicable Association. For purposes of this Agreement, an Association is managed by the Company or any of its subsidiaries if (i) it has the statutory right to elect or appoint a majority of the members of the Association's board of directors or other governing body and (ii) it is party to a management contract with the Association.

        (ii) Correct and complete copies of the most recent audited financial statements and interim unaudited financial statements of each Association have been delivered or made available to Parent. Such financial statements adequately reflect in all material respects the financial condition of each Association as of the dates indicated, and there have been no changes to the Association's financial conditions since the date of its most recent financial statements which would have a material adverse effect on the Association.

        (iii) Each Association maintains adequate reserves for deferred maintenance and capital improvements as set forth in the budget approved by such Association, in accordance with the articles of incorporation or by-laws of each Association and applicable VOI Laws.

        (iv) The Tax Returns of each Association have been timely filed (giving effect to all extensions) and are true, correct and complete in all material respects, and copies of such Tax Returns for the most recent tax year have been delivered or will be delivered, as promptly as practicable following the date hereof to Parent.

    (j)  FAIRSHARE PLUS PROGRAM.

        (i) The Trust is in compliance in all material respects with all applicable VOI Laws. The Program, the Program Manager (as defined in the Trust Agreement) and FairShare Vacation Owners Association, Inc. (the "Trustee") are in compliance in all material respects with all applicable VOI Laws.

        (ii) The Trustee is a nonprofit corporation duly organized, validly existing and in good standing under the laws of the State of Arkansas. The Trustee is duly qualified as a foreign corporation in each jurisdiction in which its assets or the conduct of its business require such qualification, except where the failure to qualify would not reasonably be expected to have a material adverse effect on the Trustee. The Trustee has the full power and authority to perform all duties and obligations imposed upon it by the Trust Agreement and, to the Company's knowledge, has acted in good faith and used commercially reasonable efforts with respect to the performance of such duties and obligations. The fees paid and payable to the Trustee and to the Program Manager for services rendered during the fiscal year ended
    December 31, 1999 and the eight month period ended August 31, 2000 in connection with the Program are set forth on Section 3.1(j) of the Company Disclosure Schedule.

        (iii) The consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit (i) of the Trustee under the certificate of incorporation or by-laws of the Trustee and (ii) of the Trustee or the Trust under any material contracts or agreements to which either the Trustee or the Trust is a party, as applicable, other than any conflict, violation, default or termination, cancellation or acceleration that would not reasonably be expected to have a material adverse effect on the Trust or the Trustee. All contracts or agreements material to the operation of the Trust to which either the Trustee or the Trust is a party have been delivered or made available to Parent.

        (iv) All VOIs and the use and occupancy rights that correspond to the VOIs that have been subjected to the terms, provisions, and conditions of the Trust Agreement have been so subjected in compliance in all material respects with the requirements of the Trust Agreement and all applicable VOI Laws.

        (v) All of the Accommodations (as such term is defined in the Trust Agreement) are substantially furnished and ready for occupancy, and all furnishings are substantially paid for. None of the VOIs subjected to the Program (and/or beneficial use rights appertaining thereto) consist of a limited duration contractual right, lease, license or right-to-use timeshare interest in a Program Resort (as defined in the Trust Agreement).

        (vi) The Trust conducts and operates its business in material compliance with Section 4.02 of the Trust Agreement and all applicable VOI Laws.

        (vii) The marketing and sales by the Company and its subsidiaries of VOIs in the Program have been conducted in material compliance with all applicable VOI Laws.

        (viii) The Program's reservation system is fully operational for its intended purpose subject to normal maintenance. Such reservation system, including all related computer hardware and software, is owned, leased or licensed by the Company, free and clear of any Liens, except for Liens arising in the ordinary course of business of the Trust or the acquisition of such hardware and software.

        (ix) The Company has delivered or made available to Parent complete and correct copies of (A) the Trust Agreement, including all exhibits, attachments or amendments thereto and (B) the forms of (1) the FairShare Plus Program Summary and Acknowledgment of Receipt; (2) the Ernst & Young Report dated May 30, 2000 and (3) the Destinations FairShare Plus Exchange Program Summary used in connection with the sale of VOIs, together with such other documents executed ancillary thereto and all such documents meet in all material respects the requirements of applicable VOI Laws.

        (x) The Trust Agreement does not violate Arkansas' Rule Against Perpetuities.

    (k)  ABSENCE OF CERTAIN CHANGES OR EVENTS.

        Except for liabilities incurred in connection with this Agreement or the transactions contemplated hereby, since January 1, 2000, the Company and its subsidiaries have conducted their respective businesses only in the ordinary course, and there has not been (i) the occurrence of an event that could reasonably be expected to result in any material adverse effect on the Company, except for an effect due to changes affecting the economy or financial markets generally other than such changes which affect the Company in a manner which is not proportionate with the effect of such changes on similarly situated companies, (ii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of the Company's capital stock, (iii) any split, combination or reclassification of any of the Company's capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of the Company's capital stock, except for issuances of Company Common Stock upon the exercise of Company Stock Options or Company Warrants, in each case awarded prior to the date hereof in accordance with their present terms, (iv) prior to the date hereof (A) any granting by the Company or any of its subsidiaries to any current or former director, executive officer or other Key Employee of the Company or its subsidiaries of any increase in compensation, bonus or other benefits, except for increases in the ordinary course of business, (B) any granting by the Company or any of its subsidiaries to any such current or former director, executive officer or Key Employee of any increase in severance or termination pay, or (C) any entry by the Company or any of its subsidiaries into, or any amendment of, any employment, deferred compensation, consulting, severance, termination or indemnification agreement with any such current or former director, executive officer or Key Employee, (v) except insofar as may have been disclosed in Company SEC Documents or required by a change in GAAP, any material change in accounting methods (or underlying assumptions), principles or practices by the Company affecting its assets, liabilities or business, including, without limitation, any reserving, renewal or residual method, or estimate of practice or policy, (vi) any tax election by the Company or its subsidiaries or any settlement or compromise of any income tax liability by the Company or its subsidiaries, except as would not be required to be disclosed in the Company SEC Documents, (vii) any material insurance transaction other than in the ordinary course of business consistent with past practice, (viii) any transaction or commitment, or series of related transactions or commitments, to acquire real estate for VOI development in excess of $1,000,000 (ix) any material labor trouble or claim of wrongful discharge or other unlawful labor practice or action,
    (x) any improper subjection of VOI inventory by the Company to the FairShare Program or (xi) any agreement or commitment (contingent or otherwise) to do any of the foregoing.

    (l)  COMPLIANCE WITH APPLICABLE LAWS; LITIGATION.

        (i) The Company, its subsidiaries and employees hold all permits, licenses, variances, exemptions, orders, registrations and approvals of all Governmental Entities which are required for the operation of the businesses of the Company and its subsidiaries (the "Company Permits") as presently conducted, except for any failure that would not reasonably be expected to result in a material business impact on the Company. The Company and its subsidiaries are in compliance in all respects with the terms of the Company Permits and all applicable statutes, laws, ordinances, rules and regulations (including the VOI Laws (as defined in Section 8.3)), except for a failure to comply that does not have individually or in the aggregate a material business impact on the Company. Except as set forth in Section 3.1(l) of the Company Disclosure Schedule, which contains a true, complete and current description of any pending and, to the Company's knowledge, threatened litigation, action, suit, proceeding or investigation, the forum, the parties thereto, the subject matter thereof and the amount of damages claimed or other remedies requested as of September 30, 2000, no action, demand, charge, requirement or investigation by any Governmental Entity and no litigation, suit, action, proceeding or arbitration by any person or Governmental Entity, in each case with respect to the Company or any of its subsidiaries or any of their respective properties, is pending or, to the knowledge of the Company, threatened, except for any litigation, suit, action, demand, charge, requirement, investigation, proceeding or arbitration that would not reasonably be expected to have a material business impact on the Company.

        (ii) No Company Permit issued in connection with any construction of any accommodations and facilities, other improvements and the purchase of any fixtures or equipment, inventory, furnishings or other personalty located in, at, or on accommodations or facilities developed by the Company and its subsidiaries has been suspended or canceled (or is threatened to be canceled, suspended or materially modified) or has expired, except where the failure to hold such Company Permit would not individually or in the aggregate, reasonably be expected to have a material business impact on the Company, and, with respect to any such Company Permit expiring prior to March 31, 2001, the Company has no reason to believe that such Company Permits will not be renewed or extended.

    (m)  TAXES.

        (i) Each of the Company and its subsidiaries has (A) duly filed (or there have been filed on its behalf) with the appropriate Governmental Entities all material Tax Returns (as defined below) required to be filed by it (giving effect to all extensions) and such Tax Returns are true, correct and complete in all material respects; (B) duly paid in full (or there has been paid on its behalf) all material Taxes required to be paid by it; and
    (C) made provision in accordance with GAAP (or provision has been made on its behalf) for all accrued Taxes not yet due; and

        (ii) There are no material Liens for Taxes upon any property or assets of the Company or any subsidiary of the Company, except for Liens for Taxes not yet due or for Taxes which are being contested in good faith, which are set forth in Section 3.1(m) of the Company Disclosure Schedule.

        (iii) Each of the Company and its subsidiaries has complied in all material respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes (or similar provisions under any foreign laws) and has, within the time and the manner prescribed by law, withheld and paid over to the proper Governmental Entities all material amounts required to be so withheld and paid over under applicable laws.

        (iv) No federal, state, local or foreign audits or other administrative proceedings or court proceedings are presently pending with regard to any Taxes or Tax Returns of the Company or any of its subsidiaries, and neither the Company nor any subsidiary of the Company has received a written notice of any pending audits or proceedings.

        (v) Neither the Company nor any of its subsidiaries has granted in writing any power of attorney which is currently in force with respect to any Taxes or Tax Returns.

        (vi) Neither the Company nor any of its subsidiaries has requested an extension of time within which to file any Tax Return in respect of a taxable year which has not since been filed and no outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to Taxes or Tax Returns has been given by or on behalf of the Company or any of its subsidiaries.

        (vii) Neither the Company nor any of its subsidiaries is a party to any agreement providing for the allocation or sharing of Taxes.

        (viii) The federal income Tax Returns of the Company and of its subsidiaries have been examined by the applicable taxing authorities (or the applicable statutes of limitation for the assessment of Taxes for such periods have expired) for all periods through and including 1996, and no material deficiencies were asserted as a result of such examinations which have not been resolved and fully paid.

        (ix) Neither the Company nor any of its subsidiaries has been included in any "consolidated," "unitary" or "combined" Tax Return (other than Tax Returns which include only the Company and any of its subsidiaries) provided for under the laws of the United States, any foreign jurisdiction or any state or locality with respect to Taxes.

        (x) No election under Section 341(f) of the Code has been made to treat the Company or any of its subsidiaries as a consenting corporation, as defined in Section 341 of the Code.

        (xi) To the knowledge of the Company, no claim has been made by any Governmental Entities in a jurisdiction where the Company or any of its subsidiaries does not file Tax Returns that any such entity is, or may be, subject to taxation by that jurisdiction.

        (xii) Each of the Company and its subsidiaries have made available to Parent correct and complete copies of (i) all of their Tax Returns,
    (ii) all audit reports, letter rulings, technical advice memoranda and similar documents issued by a governmental authority relating to the United States federal, state, local or foreign Taxes due from or with respect to the Company and each of its subsidiaries, and (iii) any closing agreements entered into by the Company and each of its subsidiaries with any Governmental Entities with respect to Taxes, in each case from 1995.

        (xiii) For purposes of this Agreement (A) "Taxes" shall mean any and all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, excise, real or personal property, sales, withholding, social security, occupation, use, service, service use, license, net worth, payroll, franchise, transfer and recording taxes, fees and charges, imposed by the IRS or any taxing authority (whether domestic or foreign including, without limitation, any state, county, local or foreign government or any subdivision or taxing agency thereof (including a United States possession)), whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such amounts, and (B) "Tax Return" shall mean any report, return, document, declaration or other information or filing required to be supplied to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes, including, without limitation, information returns, any documents with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information.

    (n)  EMPLOYEE BENEFIT PLANS.

        (i) Section 3.1(n) of the Company Disclosure Schedule contains a true and complete list of each deferred compensation and each bonus or other incentive compensation, stock purchase, stock option and other equity compensation plan, program, agreement or arrangement; each severance or termination pay, medical, surgical, hospitalization, life insurance and other "welfare" plan, fund or program (within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")); each profit-sharing, stock bonus or other "pension" plan, fund or program (within the meaning of Section 3(2) of ERISA); each employment, termination or severance agreement or arrangement with any director or executive officer and any other employee whose base salary is $100,000 or more, excluding site sales vice presidents (the "Key Employees"); and each other employee benefit plan, fund, program, agreement or arrangement, in each case, that is sponsored, maintained or contributed to or required to be contributed to by the Company or by any trade or business, whether or not incorporated, that together with the Company would be deemed a "single employer" within the meaning of
    Section 4001(b) of ERISA (an "ERISA Affiliate"), or to which the Company or an ERISA Affiliate is party, whether written or oral, for the benefit of any director, employee or former employee of the Company or any of its subsidiaries (the "Plans"). Section 3.1(n) of the Company Disclosure
    Schedule identifies each of the Plans that is subject to Section 302 or Title IV of ERISA or Section 412 of the Code (the "Title IV Plans"). Neither the Company, any subsidiary of the Company nor any ERISA Affiliate has any commitment or formal plan, whether legally binding or not, to create any additional employee benefit plan or modify or change any existing Plan other than as may be required by the terms of such Plan.

        (ii) With respect to each Plan, the Company has heretofore delivered or made available to Parent true and complete copies of each of the following documents:

           (A) a copy of the Plan and any amendments thereto (or if the Plan is not a written Plan, a description thereof);

           (B) a copy of the two most recent annual reports and actuarial reports, if required under ERISA, and the most recent report prepared with respect thereto in accordance with Statement of Financial Accounting Standards No. 87;

           (C) a copy of the most recent Summary Plan Description required under ERISA with respect thereto;

           (D) if the Plan is funded through a trust or any third party funding vehicle, a copy of the trust or other funding agreement and the latest financial statements thereof; and

           (E) the most recent determination letter received from the Internal Revenue Service with respect to each Plan intended to qualify under section 401 of the Code.

        (iii) No liability under Title IV or Section 302 of ERISA has been incurred by the Company or any ERISA Affiliate that has not been satisfied in full or accrued on the Company's financial statements in accordance with GAAP, and no condition exists that presents a material risk to the Company or any ERISA Affiliate of incurring any such liability, other than liability for premiums due the Pension Benefit Guaranty Corporation ("PBGC") (which premiums have been paid when due). Insofar as the representation made in this Section 3.1(n) applies to Sections 4064, 4069 or 4204 of Title IV of ERISA, it is made with respect to any employee benefit plan, program, agreement or arrangement subject to Title IV of ERISA to which the Company or any ERISA Affiliate made, or was required to make, contributions during the five (5)-year period ending on the last day of the most recent plan year ended prior to the Closing Date.

        (iv) The PBGC has not instituted proceedings to terminate any Title IV Plan and no condition exists that presents a material risk that such proceedings will be instituted.

        (v) No Plan is, or ever has been, a Title IV Plan.

        (vi) No Title IV Plan or any trust established thereunder has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, as of the last day of the most recent fiscal year of each Title IV Plan ended prior to the Closing Date.

        (vii) All contributions required to be made with respect to any Plan on or prior to the Closing Date have been timely made or are reflected on the balance sheet of the Company filed with the Company SEC Documents. There has been no amendment to, written interpretation of or announcement (whether or not written) by the Company or any affiliate or the Company or any subsidiary of the Company relating to, or change in employee participation or coverage under, any Plan that would increase materially the expense of maintaining such Plan above the level or expense incurred in respect thereof for the most recent fiscal year ended prior to the date hereof.

        (viii) Neither the Company nor any ERISA Affiliate contributes to, or is obligated, or has ever been obligated, to contribute to a "multiemployer pension plan," as defined in Section 3(37) of ERISA, nor is any Title IV Plan a plan described in Section 4063(a) of ERISA.

        (ix) Neither the Company or any subsidiary of the Company, any Plan, any trust created thereunder, nor, to the knowledge of the Company, any trustee or administrator thereof has engaged in a transaction in connection with which the Company or any subsidiary of the Company, any Plan, any such trust, or any trustee or administrator thereof, or any party dealing with any Plan or any such trust could be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a tax imposed pursuant to Section 4975 or 4976 of the Code.

        (x) Each Plan has been operated and administered in accordance with its terms and applicable law in all material respects, including but not limited to ERISA and the Code.

        (xi) Each Plan intended to be "qualified" within the meaning of
    Section 401(a) of the Code is so qualified and the trusts maintained thereunder are exempt from taxation under Section 501(a) of the Code. Each Plan intended to satisfy the requirements of Section 501(c)(9) of the Code has satisfied such requirements in all material respects.

        (xii) No Plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured) for employees or former employees of the Company or any subsidiary of the Company for periods extending beyond their retirement or other termination of service, other than (i) coverage mandated by applicable law, (ii) death benefits under any "pension plan," or
    (iii) benefits the full cost of which is borne by the current or former employee (or his beneficiary).

        (xiii) No amounts payable under the Plans will fail to be deductible for federal income tax purposes by virtue of Section 162(m) of the Code.

        (xiv) No condition exists that would prevent the Company or any subsidiaries of the Company from amending or terminating any Plan providing health or medical benefits in respect of any active employee of the Company or any subsidiary of the Company without material liability.

        (xv) The consummation of the transactions contemplated by this Agreement will not, either alone or in combination with another event, (i) entitle any current or former employee or officer of the Company or any ERISA Affiliate to severance pay, except as expressly provided in this Agreement, or
    (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such employee or officer.

        (xvi) There has been no material failure of a Plan that is a group health plan (as defined in Section 5000(b)(1) of the Code) to meet the requirements of Section 4980B(f) of the Code with respect to a qualified beneficiary (as defined in Section 4980B(g) of the Code). Neither the Company nor any subsidiary of the Company has contributed to a nonconforming group health plan (as defined in Section 5000(a) of the Code) and no ERISA Affiliate of the Company or any subsidiary of the Company has incurred a tax under Section 5000(a) of the Code which is or could become a material liability of the Company or a subsidiary of the Company.

        (xvii) None of the Company or any subsidiary of the Company is a party to any employment, consulting, non-competition, severance, or indemnification agreement still in effect with any current or former Key Employee or director of the Company or any subsidiary of the Company.

        (xviii) There are no pending or, to the knowledge of the Company, threatened or anticipated claims by or on behalf of any Plan by any employee or beneficiary covered under any such Plan, or otherwise involving any such Plan (other than routine claims for benefits).

        (xix) Neither the Company nor any of its subsidiaries is a party to any agreement, contract or arrangement that could result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code.

    (o) LABOR MATTERS. There are no labor or collective bargaining agreements to which the Company or any subsidiary of the Company is a party. There is no union organizing effort pending or, to the knowledge of the Company, threatened against the Company or any subsidiary of the Company. There is no labor strike, labor dispute (other than routine employee grievances that are not related to union employees), work slowdown, stoppage or lockout pending or, to the knowledge of the Company, threatened against or affecting the Company or any subsidiary of the Company. There is no unfair labor practice or labor arbitration proceeding pending or, to the knowledge of the Company, threatened against the Company or any subsidiary of the Company (other than routine employee grievances). The Company and its subsidiaries are in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and are not engaged in any unfair labor practice.

    (p)  ENVIRONMENTAL LIABILITY.

        (i) Each of the Company and its subsidiaries is in compliance with all applicable Environmntal Laws (as defined below), which compliance includes the possession by the Company and its subsidiaries of all Permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof, except for such noncompliance that would not reasonably be expected to have, individually or in the aggregate, a material business impact on the Company. Neither the Company nor any of its subsidiaries has received any communication or written notice, whether from a Governmental Entity, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is not in compliance in all material respects. All Permits and other governmental authorizations currently held by the Company or any of its subsidiaries pursuant to the Environmental Laws that are material to the business of the Company are identified in Section 3.1(p) of the Company Disclosure Schedule.

        (ii) There are no Environmental Claims (as defined below) pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim has or may have retained or assumed either contractually or by operation of law.

        (iii) There are no present or past actions, activities, circumstances, conditions, events or incidents taken or caused by the Company or, to the knowledge of the Company, there are no present or past actions, activities, circumstances, conditions, events or incidents taken or caused by a third party, including the Release (as defined below) of any Hazardous Materials (as defined below) that could reasonably be expected to form the basis of any Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has or may have retained or assumed either contractually or by operation of law that would reasonably be expected to result in a material adverse effect on the Company.

        (iv) Without in any way limiting the generality of the foregoing,
    (i) all on-site and, to the knowledge of the Company, off-site locations, where the Company or any of its subsidiaries has stored, disposed or arranged for the disposal of Hazardous Materials, are in accordance with applicable Environmental Laws, (ii) all underground storage tanks, and the capacity and contents of such tanks, located on property owned, operated, or leased by the Company or any of its subsidiaries are identified in Section 3.1(p) of the Company Disclosure Schedule,
    (iii) there is no asbestos contained in or forming part of any building, building component, structure or office space owned or leased by the Company or any of its subsidiaries, (iv) no polychlorinated biphenyls (PCB's) are used or stored at any property owned or leased by the Company or any of its subsidiaries and (v) all underground storage tanks owned, operated, or leased by the Company or any of its subsidiaries and which are subject to regulation under the federal Resource Conservation and Recovery Act (or equivalent state or local law regulating underground storage tanks) meet the technical standards prescribed at Title 40 Code of Federal Regulations
    Part 280 which became effective December 22, 1998 (or any applicable state or local law requirements which are more stringent than such technical standards or which became effective before such date).

        (v) The Company has provided or made available to Parent true and correct copies of all assessments, reports and investigations or audits in the possession of the Company or its subsidiaries regarding environmental matters pertaining to, or the environmental condition of, the Company Real Properties (as defined below) and the businesses of the Company and its subsidiaries, or the compliance (or noncompliance) by the Company or any of its subsidiaries with any Environmental Laws.

        (vi) For purposes of this Agreement:

           (A) "Environmental Claim" means any claim, action, cause of action, investigation or notice (written or oral) by any person or entity alleging potential liability (including potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (a) the presence, or Release into the environment, of any Hazardous Materials at any location, whether or not owned or operated by the Company or any of its subsidiaries or
       (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

           (B) "Environmental Laws" means all federal, interstate, state, local and foreign laws and regulations relating to pollution or protection of human health (excluding the federal Occupational Safety and Health Act and similar laws affecting workers safety) or the environment (including ambient air, surface water, ground water, land surface or subsurface strata) and all laws and regulations relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

           (C) "Hazardous Materials" means (1) those materials, pollutants and/or substances defined in or regulated under the following federal statutes and their state counterparts, as each may be amended from time to time, and all regulations thereunder: the Hazardous Materials Transportation Act of 1980, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Clean Water Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Toxic Substances Control Act and the Clean Air Act; (2) petroleum and petroleum products including crude oil and any fractions thereof; (3) natural gas, synthetic gas and any mixtures thereof; (4) radon; (5) any other contaminant; and (6) any materials, pollutants and/or substance with respect to which any Governmental Entity requires environmental investigation, monitoring, reporting or remediation.

           (D) "Release" shall mean releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, escaping, leaching, disposing or dumping.

    (q)  INTELLECTUAL PROPERTY.

        (i) The Company and its subsidiaries own or have a valid and enforceable license to use all trademarks, service marks, trade names, patents, Internet domains and copyrights (including any registrations or applications for registration of any of the foregoing) (collectively, "Company Intellectual Property"), in each case, free and clear of any material Liens or other material limitations or restrictions (including any settlements, agreements, consents or judgments), necessary to carry on its business substantially as currently conducted, and the consummation of the Merger and the other transactions contemplated hereby will not result in the loss of any such rights (or require the payment of any material additional fees or royalties in order to maintain such rights). Section 3.1(q) of the Company Disclosure Schedule sets forth a true and correct list of all of the material Company Intellectual Property and indicates those items which the Company owns (distinguishing between exclusive and non-exclusive ownership and indicating any licenses granted to other persons) or has the exclusive right to use or license. Neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with and, to the knowledge of the Company, there are no infringements of or conflicts with the rights of others with respect to the use of, or the rights by others with respect to, any Company Intellectual Property. To the knowledge of the Company, no third party is infringing or otherwise violating any Intellectual Property owned by the Company or by any of its subsidiaries.

        (ii) The Company and its subsidiaries own or have a valid and enforceable license to use all computer and telecommunication software including source and object code and documentation and any other media (including, without limitation, manuals, journals and reference books) (in each case, free and clear of any material Liens or other material limitations or restrictions) (collectively, "Company Software") necessary to carry on its business substantially as currently conducted and the other transactions contemplated hereby will not result in the loss of any such rights (or require the payment of any material additional fees or royalties in order to maintain such rights). Neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with and, to the Company's knowledge, there are no infringements of or conflicts with the rights of others with respect to the use of, or the rights by others with respect to, any Company Software.

    (r) INSURANCE MATTERS. Section 3.1(r) of the Company Disclosure Schedule describes all material primary, excess and umbrella policies of general liability, fire, workers' compensation, products liability, completed operations, employers, liability, health, bonds and other forms of insurance providing insurance coverage to the Company or any of its subsidiaries. The Company has heretofore made available to Parent true, complete and correct copies of all such policies. All such policies are sufficient for compliance in all material respects with all requirements of law and of all contracts or leases to which the Company is a party. The Company has not failed to give any notice or to present any material claim under any such policy in a due and timely fashion. There are no outstanding unpaid claims under any such policies or binders for which adequate reserves have not been established. Such policies provide insurance coverage that is customary in amount and scope for other companies in the industry in which the Company operates, are in full force and effect on the date hereof and shall be kept in full force and effect by the Company through the Effective Time. With respect to all such policies, all premiums currently payable or previously due and payable with respect to all periods up to and including the Effective Time have been paid and no notice of cancellation or termination has been received with respect to such policy.

    (s) INFORMATION SUPPLIED. The Form S-4, the Proxy Statement and a registration statement on Form 10, under the Exchange Act, relating to the equity securities of DevCo. (the "Form 10") to be filed with the SEC will not, at the time the Form S-4 becomes effective under the Securities Act, at the date the Proxy Statement is first mailed to the Company's stockholders or at the time of the Company Stockholders Meeting, and at the time the Form 10 becomes effective under the Securities Act, respectively, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that no representation is made by the Company with respect to statements made therein based on information concerning, supplied or incorporated by reference by Parent or Merger Sub for inclusion in the Form S-4, the Proxy Statement and the Form 10. None of the information supplied by the Company for inclusion or incorporation by reference in the Form S-4 will, at the date it becomes effective and at the time of the Company Stockholders Meeting, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. Subject to the provisions set forth in the second preceding sentence, the Form S-4, the Proxy Statement and the Form 10 will comply as to form in all material respects with the requirements of the Exchange Act and the Securities Act, as appropriate, and the rules and regulations thereunder.

    (t) RIGHTS AGREEMENT. As of the date of this Agreement, the Company or the Board of Directors of the Company, as the case may be, (i) has taken all necessary actions so that the execution and delivery of this Agreement, the Stock Option Agreement and the consummation of the transactions contemplated hereby and thereby will not result in a "Distribution Date" (as defined in the Rights Agreement) and (ii) has amended the Rights Agreement to render it inapplicable to this Agreement, the Stock Option Agreement and the Voting Agreement and the transactions contemplated hereby and thereby.

    (u) TRANSACTIONS WITH AFFILIATES. As of the date hereof, (i) there are no outstanding amounts payable to or receivable from, or advances by the Company or any of its subsidiaries to, and neither the Company nor any of its subsidiaries is otherwise a creditor or debtor to, any stockholder, officer, director, employee or affiliate of the Company or any of its subsidiaries, other than as part of the normal and customary terms of such persons' employment with the Company or any of its subsidiaries, and (ii) neither the Company nor any subsidiary of the Company whose board is controlled by the Company is a party to any transaction agreement, arrangement or understanding with any stockholder, officer, director or employee of the Company or any of its subsidiaries.

    (v) VOTING REQUIREMENTS. The affirmative vote at the Company Stockholders Meeting (the "Company Stockholder Approval") of a majority of the number of outstanding shares of Company Common Stock to approve and adopt this Agreement is the only vote of the holders of any class or series of the Company's capital stock necessary to approve and adopt this Agreement and the transactions contemplated hereby, including the Merger.

    (w) OPINIONS OF FINANCIAL ADVISOR. The Company has received the opinion of Stephens Inc. and Bear, Stearns & Co. Inc., dated the date hereof, to the effect that, as of such dates, the Merger Consideration is fair from a financial point of view to the stockholders of the Company.

    (x) STATE TAKEOVER STATUTES. To the knowledge of the Company, no state takeover statute is applicable to the Merger or the other transactions contemplated hereby.

    (y) BROKERS. Except for Stephens Inc. and Bear, Stearns & Co. Inc., no broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company. The Company has delivered to Parent complete and correct copies of such arrangements which are set forth as part of the Company Disclosure Schedule.

    (z) TAKEOVER LAWS. The approval of this Agreement and the Merger and the Stock Option Agreement by the Board of Directors of the Company constitutes approval of this Agreement and the Merger and the Stock Option Agreement and the transactions contemplated hereby and thereby for purposes of Section 203 of the DGCL. Except for Section 203 of the DGCL (which has been rendered inapplicable), no "moratorium," "control share," "fair price" or other antitakeover laws and regulations of any state are applicable to the Merger or other transactions contemplated by this Agreement and the Stock Option Agreement.

    (aa) NO OTHER AGREEMENT. Except as contemplated hereby, the Company has no legal obligation, absolute or contingent, as the date hereof, to any other person or entity to sell any material portion of the assets of the Company, to sell the capital stock of the Company, to effect any merger, consolidation or reorganization of the Company, or to enter into any agreement with respect thereto.

    SECTION 3.2 REPRESENTATIONS AND WARRANTIES OF PARENT. Except as set forth on the Disclosure Schedule delivered by Parent to the Company prior to the execution of this Agreement (the "Parent Disclosure Schedule") and making reference to the particular subsection of this Agreement to which exception is being taken (regardless of whether such subsection refers to the Parent Disclosure Schedule), Parent represents and warrants to the Company as follows:

    (a)  ORGANIZATION, STANDING AND CORPORATE POWER.

        (i) Each of Parent, its subsidiaries (as defined in Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act by the SEC ("significant subsidiaries")) and Merger Sub is a corporation or other legal entity duly organized, validly existing and in good standing (with respect to jurisdictions which recognize such concept) under the laws of the jurisdiction in which it is organized and has the requisite corporate or other power, as the case may be, and authority to carry on its business as now being conducted. Each of Parent and its subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except for those jurisdictions where the failure to be so qualified or licensed or to be in good standing, individually or in the aggregate, would not have a material adverse effect on Parent.

        (ii) Parent has delivered or provided to the Company prior to the execution of this Agreement complete and correct copies of the certificate of incorporation and by-laws of Parent and Merger Sub, each as amended to date.

        (iii) Merger Sub is a newly formed corporation with no assets or liabilities, except for liabilities arising under this Agreement. Merger Sub will not conduct any business or activities other than the issuance of its stock to Parent prior to the Merger.

    (b) CAPITAL STRUCTURE. As of September 30, 2000, the authorized capital stock of Parent consists of 2,500,000,000 shares of common stock, par value $0.01 per share, of which 2,000,000,000 shares are Parent Common Stock and 500,000,000 shares are designated as move.com common stock ("move.com Common Stock"), 10,000,000 shares of preferred stock, par value $.01 per share, of Parent ("Parent Authorized Preferred Stock"). At the close of business on September 30, 2000: (i) 728,703,667 shares of Parent common stock and 3,742,286 shares of move.com Common Stock were issued and outstanding; (ii) 179,003,833 shares of Parent Common Stock were held by Parent in its treasury; (iii) no shares of Parent Authorized Preferred Stock were issued and outstanding;
(iv) 238,428,979 shares of Parent Common Stock and 10,993,642 shares of move.com Common Stock were reserved for issuance pursuant to the stock-based plans identified in Section 3.2(b) of the Parent Disclosure Schedule (such plans, collectively, the "Parent Stock Plans"), of which approximately 188,175,715 shares of Parent Common Stock and 6,282,196 shares of move.com Common Stock are subject to outstanding employee stock options or other rights to purchase or receive Parent Common Stock granted under the Parent Stock Plans (collectively, "Parent Employee Stock Options"); and (vi) 30,997,000 shares of Parent Common Stock and 1,586,000 shares of move.com Common Stock are subject to warrants (collectively, "Parent Warrants"). All outstanding shares of capital stock of Parent are, and all shares thereof which may be issued pursuant to this Agreement or otherwise will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. Except
(i) as set forth in this Section 3.2(b), (ii) for the 3% Convertible Subordinated Notes, (iii) for the 34,000,000 PRIDES, of which 32,000,000 have been designated as Income PRIDES and 2,000,000 have been designated as Growth PRIDES, and (iv) for changes since September 30, 2000 resulting from the issuance of shares of Parent Common Stock pursuant to the Parent Stock Plans or Parent Employee Stock Options or

Parent Warrants and other rights referred to in this Section 3.2(b), as of the date hereof, (x) there are not issued, reserved for issuance or outstanding
(A) any shares of capital stock or other voting securities of Parent, (B) any securities of Parent or any Parent subsidiary convertible into or exchangeable or exercisable for shares of capital stock or voting securities of Parent,
(C) any warrants, calls, options or other rights to acquire from Parent or any Parent subsidiary, and any obligation of Parent or any Parent subsidiary to issue, any capital stock, voting securities or securities convertible into or exchangeable or exercisable for capital stock or voting securities of Parent or other ownership interests of Parent, and (y) there are no outstanding obligations of Parent or any Parent subsidiary to repurchase, redeem or otherwise acquire any such securities or to issue, deliver or sell, or cause to be issued, delivered or sold, any such securities. As of the date hereof, there are no outstanding (A) securities of Parent or any Parent subsidiary convertible into or exchangeable or exercisable for shares of capital stock or other voting securities or other ownership interests in any Parent subsidiary, (B) warrants, calls, options or other rights to acquire from Parent or any Parent subsidiary, and any obligation of Parent or any Parent subsidiary to issue, any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable or exercisable for any capital stock, voting securities or ownership interests in, any Parent subsidiary or (C) obligations of Parent or any Parent subsidiary to repurchase, redeem or otherwise acquire any such outstanding securities of Parent subsidiaries or to issue, deliver or sell, or cause to be issued, delivered or sold, any such securities. To Parent's knowledge, neither Parent nor any Parent subsidiary is a party to any agreement restricting the transfer of, relating to the voting of, requiring registration of, or granting any preemptive or, except as provided by the terms of Parent Stock Plans, antidilutive rights with respect to, any securities of the type referred to in the two preceding sentences.

    (c) AUTHORITY; NONCONTRAVENTION. Each of Parent and Merger Sub has all requisite corporate power and authority to enter into this Agreement, the Stock Option Agreement (to which is a party) and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate and shareholder action on the part of Parent and Merger Sub, respectively. This Agreement and the Stock Option Agreement have been duly executed and delivered by each of Parent and Merger Sub, and, assuming the due authorization, execution and delivery by the Company, constitutes the legal, valid and binding obligations of Parent and Merger Sub, respectively, enforceable against Parent and Merger Sub, respectively, in accordance with their terms except that (i) such enforceability may be subject to applicable bankruptcy, insolvency or other similar laws now or hereafter in effect affecting creditors' rights generally and (ii) the availability of the remedy of specific performance or injunction or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the courts for which any proceeding therefor may be brought. The execution and delivery of this Agreement and the Stock Option Agreement do not, and the consummation of the transactions contemplated hereby and thereby (other than the DevCo. Distribution) and compliance with the provisions of this Agreement and the Stock Option Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under, or result in the creation of any Lien upon any of the properties or assets of Parent or any of its subsidiaries under, (i) the certificate of incorporation or by-laws of Parent, (ii) the certificate of incorporation or by-laws of the comparable organizational documents of any of its significant subsidiaries or Merger Sub, (iii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license or similar authorization applicable to Parent or any of its subsidiaries or their respective properties or assets or
(iv) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent or any of its subsidiaries or their respective properties or assets, other than, in the case of clauses (ii),
(iii) and (iv), any such conflicts, violations, defaults, rights, losses or Liens that individually or in the aggregate would not (x) have a material adverse effect on Parent or

(y) reasonably be expected to impair or delay the ability of Parent or Merger Sub to perform its obligations under this Agreement. To the knowledge of Parent, no consent, approval, order or authorization of, action by, or in respect of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Parent or any of its subsidiaries in connection with the execution and delivery of this Agreement by Parent and Merger Sub or the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement, except for (1) the filing of a pre-merger notification and report form by Parent under the HSR Act; (2) the filing with the SEC of (A) the Form S-4 and the Proxy Statement and (B) such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby; (3) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and such filings with Governmental Entities to satisfy the applicable requirements of the laws of states in which Parent and its subsidiaries are qualified or licensed to do business or state securities or "blue sky" laws; (4) such VOI Registrations; (5) such filings with and approvals of the NYSE to permit the shares of Parent Common Stock to be issued in the Merger and under the Company Stock Plan to be listed on the NYSE; and (6) such other filings and consents as may be required to effect the DevCo. Distribution.

    (d) PARENT DOCUMENTS. Since January 1, 2000, Parent has filed all required reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) with the SEC (the "Parent SEC Documents"). As of their respective filing dates, (i) the Parent SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Parent SEC Documents, and (ii) none of the Parent SEC Documents when filed (or when amended and restated and as supplemented by subsequently filed Parent SEC Document) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Parent included in the Parent SEC Documents complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of Parent and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to other adjustments described in the notes to such unaudited statements).

    (e)  INFORMATION SUPPLIED.  The Form S-4, the Proxy Statement and the
Form 10 to be filed with the SEC will not, at the time the Form S-4 becomes effective under the Securities Act, at the date the Proxy Statement is first mailed to the Company's stockholders or at the time of the Company Stockholders Meeting, and at the time the Form 10 becomes effective under the Securities Act, respectively, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that no representation is made by Parent with respect to statements made therein based on information supplied or incorporated by reference by the Company for inclusion in the Form S-4, the Proxy Statement and the Form 10. None of the information supplied by Parent for inclusion or incorporation by reference in the Proxy Statement and Form 10 will, at the date mailed to the Company's stockholders and at the time of the Company Stockholders Meeting, and at the date it becomes effective, respectively, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statement therein not misleading. Subject to the provisions set forth in the second preceding sentence, the Form S-4 will comply as to form in all material respects with the requirements of the Exchange Act and the Securities Act, as appropriate, and the rules and regulations thereunder.

    (f) BROKERS. Except for Banc of America Securities, no broker, investment broker, financial advisor or other person is entitled to a broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent.

                                   ARTICLE IV
                   COVENANTS RELATING TO CONDUCT OF BUSINESS

    SECTION 4.1 CONDUCT OF BUSINESS BY THE COMPANY. Except as consented to by Parent in writing, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement and the Effective Time, the Company shall and shall cause its subsidiaries to carry on their respective business in the usual, regular and ordinary course consistent with past practice and in compliance in all material respects with all applicable laws and regulations and to pay its debts and Taxes when due, to pay or perform other obligations when due, and, to use best reasonable efforts to preserve intact their current business organizations, to keep available the services of their current officers and employees and preserve their relationships with those persons having business dealings with them, all with the goal of preserving unimpaired its goodwill and ongoing businesses at the Effective Time. Without limiting the generality of the foregoing, senior officers of Parent and the Company shall meet on a regular basis to review the financial and operational affairs of the Company and its subsidiaries, in accordance with applicable law, and the Company shall promptly notify Parent of any event or occurrence or emergency not in the ordinary course of its business, and any material event involving or adversely affecting the Company or its business. Except as expressly contemplated by this Agreement, the Company shall not, and shall not permit any of its subsidiaries to:

        (i) other than between subsidiaries or as between the Company and any wholly owned subsidiary, declare, set aside or pay any dividends on, make any other distributions in respect of, or enter into any agreement with respect to its capital stock, (y) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of its capital stock, except upon the exercise of Company Stock Options or Company Warrants that are, in each case, outstanding as of the date hereof in accordance with their present terms, or which are issued prior to the Effective Time in the ordinary course, pursuant to the Company's Second Amended and Restated Employee Stock Purchase Plan ("ESPP") or (z) purchase, redeem or otherwise acquire any shares of capital stock of the Company or any of its subsidiaries, other securities thereof or any rights, warrants or options to acquire any such shares or other securities (other than the issuance of Company Common Stock upon the exercise of Company Stock Options and Company Warrants that are, in each case, outstanding as of the date hereof in accordance with their present terms);

        (ii) issue, deliver, sell, pledge or otherwise encumber or subject to any Lien any shares of its capital stock, any other voting securities or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities (other than the issuance of Company Common Stock upon the exercise of Company Stock Options and Company Warrants that are, in each case, outstanding as of the date hereof in accordance with their present terms or which are issued in the ordinary course prior to the Effective Time, pursuant to the ESPP, or in connection with financing arrangements permitted under Section 4.1(vi));

       (iii) amend its certificate of incorporation, by-laws or other comparable organizational documents;

        (iv) acquire or agree to acquire by merging or consolidating with, or by purchasing any assets or any equity securities of, or by any other manner, any business or any person, or otherwise acquire or agree to acquire any assets for consideration in excess of $500,000 (other than financing transactions involving transfers of assets solely among subsidiaries and other than for construction in the ordinary course of business, consistent with past practice);

        (v) sell, lease, license, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of any of its properties or assets other than in the ordinary course of business and consistent with past practices, including but not limited to the performance of obligations under contractual arrangements listed on the Company Disclosure Schedule existing as of the date hereof, or create any security interest in such assets or properties;

        (vi) except for borrowings under existing credit facilities or lines of credit or refinancing of indebtedness outstanding on the date hereof, incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for the obligations of any person, or make any loans, advances or capital contributions to, or investments in, any person other than its wholly owned subsidiaries and as a result of ordinary advances and reimbursements to employees and endorsements of banking instruments;

       (vii) change its accounting methods (or underlying assumptions), principles or practices affecting its assets, liabilities or business, including without limitation, any reserving, renewal or residual method, practice or policy, in each case, in effect at December 31, 1999, except as required by changes in GAAP, or change any of its methods of reporting income and deductions for federal income tax purposes from those employed in the preparation of the federal income tax returns of the Company for the taxable year ending December 31, 1999, except as required by material changes in law or regulation;

      (viii) make any tax elections, or settle or compromise any liability with respect to Taxes or agree to any adjustment of any Tax attribute, unless required by applicable law or made in the ordinary course of business consistent with past practices;

        (ix) enter into any agreement, commitment or transaction to acquire or sell real estate for VOI development in excess of $200,000 (other than pursuant to previously existing agreements set forth in the Company Disclosure Schedule);

        (x) other than in accordance with the Company's operating budget for fiscal year 2000 which is attached to the Company Disclosure Schedule, enter into any agreement obligating the Company to spend more than $250,000 or any commitment or transaction of the type described in Section 3.1(f) of the Company Disclosure Schedule hereof not in the ordinary course of business;

        (xi) other than as set forth in the Company's operating budget for fiscal year 2000, amend or otherwise modify, except in the ordinary course of business, or violate the terms of, any of the material agreements or contracts or other binding obligations of the Company or its subsidiaries;

       (xii) alter, or enter into any commitment to alter, its interest in any corporation, association, joint venture, partnership or business entity in which the Company directly or indirectly holds any interest on the date hereof;

      (xiii) (A) grant to any current or former director, executive officer or other Key Employee of the Company or its subsidiaries any increase in compensation, bonus or other benefits, except for (i) salary, wage or benefit increases in the ordinary course of business and (ii) bonuses under the arrangements specifically set forth on Exhibit B hereto, and payable to the persons and in the amounts specifically set forth on such Exhibit B hereto; (B) grant to any such current or former director, executive officer or other Key Employee of the Company any increase in severance or termination pay, (C) enter into, or amend, any employment, deferred compensation, consulting, severance, termination or indemnification agreement with any such current or former director, executive officer or Key Employee or (D) modify any existing equity-based compensation agreement or arrangement with any director, employee, consultant or independent contractor to provide for acceleration of the vesting or payments of benefits thereunder;

       (xiv) except pursuant to agreements or arrangements in effect on the date hereof and disclosed in writing and provided or made available to Parent, pay, loan or advance any amount to, or sell, transfer or lease any properties or assets (real, personal or mixed, tangible or intangible) to, or enter into any agreement or arrangement with, any of its officers or directors or any affiliate or the immediate family members or associates of any of its officers or directors other than compensation in the ordinary course of business consistent with past practice;

       (xv) agree or consent to any material agreements or material modifications of existing agreements with any Governmental Entity in respect of the operations of its business, except (i) as required by law to renew Permits or agreements in the ordinary course consistent with past practice, or (ii) to effect the consummation of the transactions contemplated hereby;

       (xvi) pay, discharge, settle, compromise or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), including taking any action to settle or compromise any litigation; other than any such payment, discharge, settlement, compromise or satisfaction in the ordinary course of business in an amount not to exceed $20,000 or any reserve established in respect of a claim as set forth in the Company's unaudited balance sheet dated June 30, 2000;

      (xvii) amend the Rights Agreement or redeem the Rights (as defined in the Rights Agreement);

      (xviii) cancel, materially amend or renew any insurance policy other than in the ordinary course of business;

       (xix) authorize, or commit or agree to take, any of the foregoing actions or any other action that would prevent the Company from performing or cause the Company not to perform its covenants hereunder;

       (xx) issue any communication of a general nature to the employees of the Company without the prior written approval of Parent (which will not be unreasonably delayed or withheld), except for communications in the ordinary course of business that do not relate to the Merger or other transactions contemplated hereby; or

       (xxi) take any action or fail to take any action which would result in any of the representations and warranties set forth in Section 3.1 failing to be true and correct.

    SECTION 4.2 ADVICE OF CHANGES. Except to the extent prohibited by applicable law or regulation, the Company, Parent and Merger Sub shall promptly advise the other party orally and in writing to the extent it has knowledge of
(i) any representation or warranty made by it contained in this Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect, (ii) the failure by it to comply in any material respect with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement and
(iii) any change or event having, or which, insofar as can reasonably be foreseen, could reasonably be expected to have a material adverse effect on such party or on the truth of their respective representations and warranties or the ability of the conditions set forth in Article VI to be satisfied; PROVIDED, HOWEVER, that no such notification shall affect the representations, warranties, covenants or agreements of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement.

    SECTION 4.3 NO SOLICITATION BY THE COMPANY. Except as otherwise provided in this Section 4.3, until the earlier of the Effective Time and the date of termination of this Agreement, neither the

Company, nor any of its subsidiaries or any of the officers, directors, stockholders, agents, representatives or affiliates of it or its subsidiaries (including any investment banker, attorney or accountant retained by it or any of its subsidiaries) shall (i) solicit, initiate or encourage (including by way of furnishing information), or take any other action designed to facilitate, any inquiries or the making of any proposal which constitutes a Company Takeover Proposal (as defined below), (ii) participate in any discussions or negotiations regarding any Company Takeover Proposal, (iii) enter into any agreement regarding any Company Takeover Proposal or (iv) make or authorize any statement, recommendation or solicitation in support of any Company Takeover Proposal. If and only to the extent that (i) the Company Stockholders Meeting shall not have occurred, (ii) the Board of Directors of the Company determines in good faith, after consultation with outside counsel, that it is necessary to do so in order to act in a manner consistent with its fiduciary duties to the Company's stockholders under applicable law, (iii) the Company's Board of Directors concludes in good faith that such Company Takeover Proposal constitutes a Company Superior Proposal (as defined below), (iv) such Company Takeover Proposal was not solicited by it and did not otherwise result from a breach of this Section 4.3(a), and (v) the Company provides prior written notice to Parent of its decision to take such action, the Company shall be permitted to
(A) furnish information with respect to the Company and any of its subsidiaries to such person pursuant to a customary confidentiality agreement,
(B) participate in discussions and negotiations with such person, (C) subject to first complying with the provisions of Section 5.8(b) hereof, enter into a Company Acquisition Agreement and (D) effect a Change in the Company Recommendation (as defined below); provided, that at least three business days prior to taking any actions set forth in clause (C) or (D) above, the Company's Board of Directors provides Parent written notice advising Parent that the Company's Board of Directors is prepared to conclude that such Company Takeover Proposal constitutes a Company Superior Proposal and during such three business day period the Company and its advisors shall have negotiated in good faith with Parent to make adjustments in the terms and conditions of this Agreement such that such Company Takeover Proposal would no longer constitute a Company Superior Proposal and the Company's Board of Directors concludes in good faith that such Company Takeover Proposal is reasonably likely to result in a Company Superior Proposal. The Company, its subsidiaries and their representatives immediately shall cease and cause to be terminated any existing activities, discussions or negotiations with any parties with respect to any Company Takeover Proposal.

    For purposes of this Agreement, "Company Takeover Proposal" means any inquiry, proposal or offer from any person relating to any direct or indirect acquisition or purchase of a business that constitutes 20% or more of the net revenues, net income or assets of the Company and its subsidiaries, taken as a whole, or 20% or more of any class of equity securities of the Company, any tender offer or exchange offer that if consummated would result in any person beneficially owning 20% or more of any class of any equity securities of the Company, or any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company (or any subsidiary of the Company whose business constitutes 20% or more of the net revenues, net income or assets of the Company and its subsidiaries, taken as a whole), other than the transactions contemplated by this Agreement or any securitization or financing transactions consistent with past practice. For purposes of this Agreement, a "Company Superior Proposal" means any proposal made by a third party (A) to acquire, directly or indirectly, including pursuant to a tender offer, exchange offer, merger, consolidation, business combination, recapitalization, liquidation, sale, lease, exchange, transfer or other disposition (including a contribution to a joint venture), dissolution or similar transaction, for consideration consisting of cash and/or securities, 100% of the combined voting power of the shares of the Company's capital stock then outstanding or 100% of the net revenues, net income or assets of the Company and its subsidiaries, taken as a whole and (B) which is otherwise on terms which the Board of Directors of the Company determines in its good faith judgment (after consultation with (i) either Stephens Inc., Bear, Stearns &
Co. Inc. or another nationally recognized investment banking firm and
(ii) outside counsel), taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal and the person making the proposal, that the proposal,
(i) if consummated would result in a transaction that is more favorable to the Company's stockholders from a financial point of view than the Merger and the other transactions contemplated hereby and (ii) is reasonably capable of being completed, including to the extent required, financing which is then committed or which, in the good faith judgment of the Board of Directors of the Company, is reasonably capable of being obtained by such third party.

    (b) Except as expressly permitted by this Section 4.3, neither the Board of Directors of the Company nor any committee thereof shall (i) withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, in a manner adverse to Parent, the approval of the Agreement, the Merger or the Company Recommendation (as defined in Section 5.1(d)) or take any action or make any statement in connection with the Company Stockholders Meeting inconsistent with such approval or Company Recommendation (collectively, a "Change in the Company Recommendation"), (ii) approve or recommend, or propose publicly to approve or recommend, any Company Takeover Proposal, or (iii) cause the Company to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement (each, a "Company Acquisition Agreement") related to any Company Takeover Proposal. For purposes of this Agreement, a Change in the Company Recommendation shall include any approval or recommendation (or public proposal to approve or recommend), by the Company Board of a Company Takeover Proposal, or any failure by the Company Board to recommend against a Company Takeover Proposal. Notwithstanding the foregoing, the Board of Directors of the Company, to the extent that it determines in good faith, after consultation with outside counsel, that in light of a Company Superior Proposal it is necessary to do so in order to act in a manner consistent with its fiduciary duties to the Company's stockholders under applicable law, may terminate this Agreement solely in order to concurrently enter into a Company Acquisition Agreement with respect to any Company Superior Proposal, but only at a time that is after the third business day following Parent's receipt of written notice advising Parent that the Board of Directors of the Company is prepared to accept a Company Superior Proposal, specifying the material terms and conditions of such Company Superior Proposal and identifying the person making such Company Superior Proposal, all of which information will be kept confidential by Parent in accordance with the terms of the Confidentiality Agreement (as defined in Section 5.4).

    (c) In addition to the obligations of the Company set forth in paragraphs
(a) and (b) of this Section 4.3, the Company shall immediately advise Parent orally and in writing of any request for information or of any Company Takeover Proposal, the material terms and conditions of such request or Company Takeover Proposal and the identity of the person making such request or Company Takeover Proposal. The Company will keep Parent informed of the status and details (including amendments or proposed amendments) of any such request or Company Takeover Proposal.

    (d) Nothing contained in this Section 4.3 shall prohibit the Company from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure if, in the good faith judgment of the Board of Directors of the Company, after consultation with outside counsel, failure so to disclose would be inconsistent with its obligations under applicable law; PROVIDED, HOWEVER, any such disclosure relating to a Company Takeover Proposal shall be deemed to be a Change in the Company Recommendation unless the Board of Directors of the Company reaffirms the Company Recommendation in such disclosure.

                                   ARTICLE V
                             ADDITIONAL AGREEMENTS

    SECTION 5.1 PREPARATION OF THE FORM S-4, PROXY STATEMENT AND FORM 10; STOCKHOLDERS MEETING.

    (a) As promptly as practicable following the date of this Agreement, Parent and the Company shall prepare and file with the SEC the Form S-4, the Proxy Statement and the Form 10. Each of

Parent and the Company shall use all reasonable efforts to have the Form S-4, in which the Proxy Statement shall be included, declared effective under the Securities Act and the Form 10 declared effective under the Exchange Act as promptly as practicable after such filing. The Company shall use its reasonable best efforts to cause the Proxy Statement to be mailed to its stockholders as promptly as practicable after the Form S-4 is declared effective; PROVIDED, that the Company may elect to postpone the mailing of the Proxy Statement to a date that is no later than at least 20 business days prior to the date Parent informs the Company that the DevCo. Distribution is reasonably capable of being completed.

    (b) Each of the Company and Parent covenants that none of the information supplied or to be supplied by it for inclusion or incorporation by reference in
(i) the Form S-4 will, at the time the Form S-4 is filed with the SEC, at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Proxy Statement will, at the date it is first mailed to the stockholders of the Company, or at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement and the Form S-4 will comply as to form in all material respects with the requirements of the Exchange Act and the Securities Act, as applicable. Notwithstanding the foregoing, (i) no representation or covenant is made by the Company with respect to statements made or incorporated by reference based on information supplied in writing by Parent specifically for inclusion or incorporation by reference in the Form S-4 or Proxy Statement and (ii) no representation or covenant is made by Parent with respect to statements made or incorporated by reference based on information supplied in writing by the Company for inclusion or incorporation by reference in the Form S-4 or the Proxy Statement. If at any time prior to the Effective Time there shall occur (i) any event with respect to the Company or any of its subsidiaries, or with respect to other information supplied by Company for inclusion in the Form S-4 or the Proxy Statement or (ii) any event with respect to Parent, or with respect to information supplied by Parent for inclusion in the Form S-4 or the Proxy Statement, in either case, which event is required to be described in an amendment of, or a supplement, to the Form S-4 or the Proxy Statement, such event shall be so described, and such amendment or supplement shall be promptly filed with the SEC and, as required by law, disseminated to the stockholders of Company.

    (c) Each of the Company and Parent shall promptly notify the other of the receipt of any comments from the SEC or its staff or any other appropriate government official and of any requests by the SEC or its staff or any other appropriate government official for amendments or supplements to any of the filings with the SEC in connection with the Merger and other transactions contemplated hereby or for additional information and shall supply the other with copies of all correspondence between the Company or any of its representatives, or Parent or any of its representatives, as the case may be, on the one hand, and the SEC or its staff or any other appropriate government official, on the other hand, with respect thereto. The Company and Parent shall use their respective reasonable efforts to respond to any comments of the SEC with respect to the Form S-4 and the Proxy Statement as promptly as practicable. The Company and Parent shall cooperate with each other and provide to each other all information necessary in order to prepare the Form S-4, the Proxy Statement and the Form 10, and shall provide promptly to the other party any information such party may obtain that could necessitate amending any such document.

    (d) The Company shall, as promptly as practicable after the Form S-4 is declared effective under the Securities Act, duly call, give notice of, convene and hold the Company Stockholders Meeting in accordance with the DGCL for the purpose of obtaining the Company Stockholder Approval; PROVIDED, that the Company may elect to postpone the Company Stockholders Meeting to a date that is no later than 35 business days after the date of mailing of the Proxy Statement in accordance with

Section 5.1(a). Subject to Section 4.3, the Board of Directors of the Company shall recommend to the Company's stockholders the approval and adoption of this Agreement, the Merger and the other transactions contemplated hereby (the "Company Recommendation"). Without limiting the generality of the foregoing, the Company agrees that its obligations pursuant to the first sentence of this
Section 5.1(d) shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Company Takeover Proposal. Notwithstanding any Change in the Company Recommendation, this Agreement and the Merger shall be submitted to the stockholders of the Company at the Company Stockholders Meeting for the purpose of approving the Agreement and the Merger and nothing contained herein shall be deemed to relieve the Company of such obligation unless this Agreement has been terminated.

    (e) The Company shall coordinate and cooperate with Parent with respect to the timing of the Company Stockholders Meeting.

    SECTION 5.2 LETTER OF THE COMPANY'S ACCOUNTANTS. The Company shall cause to be delivered to Parent a letter from the Company's independent accountants dated a date within two business days before the Closing Date addressed to Parent, in form and substance reasonably satisfactory to Parent and customary in scope and substance for comfort letters delivered by independent public accountants in connection with registration statements similar to the Form S-4.

    SECTION 5.3 LETTER OF PARENT'S ACCOUNTANTS. Parent shall cause to be delivered to the Company a letter from Parent's independent accountants dated a date within two business days before the Closing Date addressed to the Company, in form and substance reasonably satisfactory to the Company and customary in scope and substance for comfort letters delivered by independent public accountants in connection with registration statements similar to the Form S-4.

    SECTION 5.4  ACCESS TO INFORMATION; CONFIDENTIALITY.

    (a) Subject to the Secrecy Agreement, dated as of August 11, 2000, as amended, between Parent and the Company (the "Confidentiality Agreement"), and subject to the restrictions contained in confidentiality agreements to which the Company is subject (which the Company will use its reasonable best efforts to have waived) and applicable law, the Company shall, and shall cause its subsidiaries to, afford Parent and to the officers, employees, accountants, counsel, financial advisors and other representatives of Parent, reasonable access during normal business hours during the period prior to the Effective Time to all its respective properties, books, contracts, commitments, personnel and records and, during such period, the Company shall, and shall cause each of its subsidiaries to, furnish promptly to Parent (a) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities laws and
(b) all other information concerning its business, properties and personnel as such other party may reasonably request. In addition, the Company will deliver, or cause to be delivered, to Parent the internal or external reports reasonably required by Parent promptly after such reports are made available to the Company's personnel. No review pursuant to this Section 5.4 shall affect any representation or warranty given by the Company to Parent. Parent will hold, and will cause its officers, employees, accountants, counsel, financial advisors and other representatives and affiliates to hold, any nonpublic information in accordance with the terms of the Confidentiality Agreement.

    (b) As soon as practicable after the execution of this Agreement, the Company shall permit Parent to electronically link the Company's financial reporting system to Parent's financial reporting system ("Hyperion"). The link to Hyperion will be completed by Parent's financial reporting staff, with assistance from the Company's accounting staff, at no incremental cost to the Company and provided that such installment will not interfere with or disrupt the normal operation of the Company's financial reporting system or violate any applicable software licenses. Parent will provide the necessary Hyperion software to be installed on a computer in the Company's accounting department; PROVIDED, HOWEVER, that the information retrieved from the Company's financial reporting system will not be made available to persons who are directly involved in pricing or any other competitive activity at Parent; PROVIDED, FURTHER, that such persons shall not use such information other than for purposes of assessing the financial condition of the Company for purposes of the transactions contemplated by this Agreement, and shall not share, provide or sell the information to any third party or use the information in any manner that could reasonably be considered a restraint on competition or result in a violation of any applicable laws. Any information provided under this
Section 5.4(b) shall be subject to the terms of the Confidentiality Agreement.

    SECTION 5.5 REASONABLE EFFORTS. (a) Subject to the terms and conditions set forth in this Agreement, each of the parties hereto shall use its reasonable good faith efforts (subject to, and in accordance with, applicable law) to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Merger and the other transactions contemplated by this Agreement, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, including, without limitation, the VOI Registrations (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement, including seeking to have any stay, temporary restraining order or injunctions entered by any court or other Governmental Entity vacated or reversed and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement, subject to the limitations on divestiture set forth in subsection (c) below.

    (b) In connection with and without limiting the foregoing, the Company and Parent shall (i) take all action necessary to ensure that no state takeover statute or similar statute or regulation is or becomes applicable to this Agreement, the Stock Option Agreement or the Merger or any of the other transactions contemplated hereby and thereby, and (ii) if any state takeover statute or similar statute or regulation becomes applicable to this Agreement, the Stock Option Agreement or the Merger or any other transaction contemplated hereby and thereby, take all action necessary to ensure that the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement may be consummated as promptly as practicable on the terms contemplated hereby and thereby and otherwise to minimize the effect of such statute or regulation on the Merger, the DevCo. Distribution and the other transactions contemplated hereby and thereby.

    (c) Each party agrees to provide the other party with copies of any documentation or written materials provided to or by Governmental Entities with respect to the HSR approval process. Parent shall not be required to agree to any divestiture by Parent or any of Parent's subsidiaries or affiliates of shares of capital stock or of any business, assets or property of Parent or its subsidiaries or affiliates or of the Company, its affiliates, or the imposition of any material limitation on the ability of any of them to conduct their businesses or to own or exercise control of such assets, properties and stock.

    (d) The Company shall use its reasonable good faith efforts to assist Parent and certain of its subsidiaries that are subject to the reporting requirements of the Exchange Act (the "Reporting Subs") in the preparation and filing, on the earliest practicable date after the date of this Agreement, of Current Reports on Form 8-K for each of Parent and the Reporting Subs containing the information required by Item 512(a)(1)(ii) of Regulation S-K of the SEC, including the historical financial statements of the Company required by Rule 3-05 of Regulation S-X of the SEC and the pro forma financial information with respect to the business combination contemplated by this Agreement required by
Article 11 of Regulation S-X of the SEC, and the Company shall take all other action necessary to allow Parent and the Reporting Subs to issue and sell securities on a continuous or delayed basis in one or more public offerings registered under the Securities Act.

    SECTION 5.6  COMPANY EQUITY-BASED INCENTIVES.  (a) As of the Effective Time,
(i) each outstanding Company Stock Option and Company Warrant shall be converted into an option or warrant, as the case may be (as applicable, an "Adjusted Option" or "Adjusted Warrant") to purchase the number of shares of Parent Common Stock (rounded down to the nearest whole number of shares of Parent Common Stock) equal to the number of shares of Company Common Stock subject to such Company Stock Option or Company Warrant immediately prior to the Effective Time multiplied by the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to the exercise price for each such share of Company Common Stock subject to such Company Stock Option or Company Warrant divided by the Exchange Ratio, and all references in each such option or warrant to the Company shall be deemed to refer to Parent, where appropriate; PROVIDED, HOWEVER, Parent shall assume the obligations of the Company under the applicable Company Stock Plan and agreements under which the Adjusted Option or Adjusted Warrant was originally granted, subject to the adjustments required by this
Section 5.6(a). The other terms of each such Adjusted Option and Adjusted Warrant, and the plans under which they were issued, shall continue to apply in accordance with their terms.

    (b) As of the Effective Time, (i) each outstanding Company Award other than Company Stock Options and Company Warrants (including restricted stock, stock appreciation rights, performance shares, deferred stock, phantom stock, stock equivalents and stock units) under the Company Stock Plans shall be converted into the same instrument of Parent, in each case with such adjustments (and no other adjustments) to the terms of such Company Awards as are necessary to preserve the value inherent in such Company Awards with no detrimental or beneficial effects on the holder thereof and (ii) Parent shall assume the obligations of the Company under the Company Awards, subject to the adjustments required by this Section 5.6(b). The other terms of each such Company Award, and the plans or agreements under which they were issued, shall continue to apply in accordance with their terms.

    (c) The Company and Parent agree that the Company Stock Plans and Parent equity-based incentive plans shall be amended, to the extent necessary, to reflect the transactions contemplated by this Agreement, including, but not limited to the conversion of shares of Company Common Stock held or to be awarded or paid pursuant to such benefit plans, programs or arrangements into shares of Parent Common Stock on a basis consistent with the transactions contemplated by this Agreement. After the Effective Time, Parent shall promptly issue new agreements reflecting each holder's Adjusted Options, Adjusted Warrants or adjusted Company Awards.

    (d) Parent shall (i) reserve for issuance the number of shares of Parent Common Stock that will become subject to the benefit plans, programs and arrangements referred to in this Section 5.6 and (ii) issue or cause to be issued the appropriate number of shares of Parent Common Stock pursuant to applicable plans, programs and arrangements, upon the exercise or maturation of rights existing thereunder on the Effective Time or thereafter granted or awarded. As soon as practicable following the Effective Time, Parent shall prepare and file with the SEC a registration statement on Form S-8 (or other appropriate form) registering a number of shares of Parent Common Stock necessary to fulfill Parent's obligations under this Section 5.6. Such registration statement shall be kept effective (and the current status of the prospectus required thereby shall be maintained) for at least as long as Adjusted Options, Adjusted Warrants or adjusted Company Awards remain outstanding.

    (e) Parent and the Company shall each approve the conversion of the outstanding Company Stock Options, Company Warrants and Company Awards pursuant to this Section 5.6 in a manner sufficient to comply with the exemptions provided by Rule 16b-3 of the Exchange Act.

    (f) The Company shall take all actions necessary to effect, as of immediately prior to the Effective Time, the termination of the ESPP and of any offering period then in effect under the ESPP, in a manner approved by Parent.

    SECTION 5.7 INDEMNIFICATION, EXCULPATION AND INSURANCE. (a) All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors or officers of the Company and its subsidiaries as provided in their respective certificates of incorporation or by-laws (or comparable organizational documents) and any indemnification agreements or arrangements of the Company and its subsidiaries shall survive the Merger and shall continue in full force and effect in accordance with their terms, and shall not be amended, repealed or otherwise modified for a period of six years after the Effective Time in any manner that would adversely affect the rights thereunder of such individuals.

    (b) In the event that the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or
(ii) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each such case, proper provision will be made so that the successors and assigns of the Surviving Corporation will assume the obligations thereof set forth in this Section 5.7.

    (c) The provisions of this Section 5.7 (i) are intended to be for the benefit of, and will be enforceable by, each indemnified party, his or her heirs and his or her representatives and (ii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise.

    (d) For six years after the Effective Time, the Surviving Corporation shall maintain in effect the Company's current directors' and officers' liability insurance covering acts or omissions occurring prior to the Effective Time with respect to those persons who are currently covered by the Company's directors' and officers' liability insurance policy on terms with respect to such coverage and amount no less favorable to the Company's directors and officers currently covered by such insurance than those of such policy in effect on the date hereof; provided, that the Surviving Corporation may substitute therefor policies of Parent or its subsidiaries containing terms with respect to coverage and amount no less favorable to such directors or officers; PROVIDED, FURTHER, that in no event shall the Surviving Corporation be required to pay aggregate premiums for insurance under this Section 5.7(d) in excess of 200% of the aggregate premiums paid by the Company in 2000 on an annualized basis for such purpose and, if the annual premiums of such insurance coverage exceed such amount, the Surviving Corporation shall be obligated to obtain a policy with the greatest coverage available for a cost not exceeding such amount. Notwithstanding the foregoing, the Company may obtain directors' and officers' liability insurance covering all acts or omissions prior to the Effective Time at a cost not to exceed 125% of the cost of the current directors' and officers' liability insurance maintained by the Company.

    (e) Parent shall cause the Surviving Corporation or any successor thereto to comply with its obligations under this Section 5.7.

    SECTION 5.8  FEES AND EXPENSES.  (a) Except as provided in this
Section 5.8, all fees and expenses incurred in connection with the Merger, this Agreement, and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

    (b) (i) In the event that this Agreement is terminated by Parent pursuant to
Section 7.1(c), then, upon such termination, the Company shall pay Parent a fee equal to $32,000,000 by wire transfer of same day funds.

        (ii) In the event that (A) a Pre-Termination Takeover Proposal Event (as defined below) shall occur after the date of this Agreement and thereafter this Agreement is terminated by either Parent or the Company pursuant to
    Section 7.1(b)(i) and (B) prior to the date that is 12 months after the date of such termination the Company enters into a Company Acquisition Agreement, then the Company shall promptly, but in no event later than two business days after the date such Company Acquisition Agreement is entered into, pay Parent a fee equal to $32,000,000 by wire transfer of same day funds.

       (iii) In the event that (A) a Pre-Termination Takeover Proposal Event shall occur after the date of this Agreement, (B) this Agreement is terminated by either Parent or the Company pursuant to Section 7.1(b)(ii),
    (C) the Average Trading Price shall not be below $6.00 per share, and
    (D) prior to the date that is 12 months after the date of such termination the Company enters into a Company Acquisition Agreement, then the Company shall promptly, but in no event later than two business days after the date such Company Acquisition Agreement is entered into, pay Parent a fee equal to $32,000,000 by wire transfer of the same day funds.

        (iv) In the event that this Agreement is terminated by the Company pursuant to Section 7.1(d), then concurrently with such termination, the Company shall pay to Parent a fee equal to $32,000,000 by wire transfer of same day funds.

        (v) In the event that (A) a Pre-Termination Takeover Proposal Event shall occur after the date of this Agreement, (B) the Company Board of Directors has effected a Change in the Company Recommendation, and (C) this Agreement is terminated by either Parent or Company for any reason provided for under Section 7.1, then, promptly, but in no event later than two business days after such termination, the Company shall pay Parent a fee equal to $32,000,000 by wire transfer of same day funds.

        (vi) For purposes of this Section 5.8(b), a "Pre-Termination Takeover Proposal Event" shall be deemed to occur if a Company Takeover Proposal shall have been made known to the Company or any of its subsidiaries or has been made directly to its stockholders generally or any person shall have publicly announced an intention (whether or not conditional) to make a Company Takeover Proposal. The Company acknowledges that the agreements contained in this Section 5.8(b) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent would not enter into this Agreement; accordingly, if the Company fails promptly to pay the amount due pursuant to this Section 5.8(b), and, in order to obtain such payment, Parent commences a suit which results in a judgment against the Company for the fee set forth in this Section 5.8(b), the Company shall pay to Parent its costs and expenses (including attorneys' fees and expenses) in connection with such suit, together with interest on the amount of the fee at the rate on six-month U.S. Treasury obligations plus 300 basis points in effect on the date such payment was required to be made.

    (c) The Company shall in no event be required to pay more than one fee pursuant to Section 5.8(b). In the event that an amount is payable by the Company pursuant to this Section 5.8, then, not withstanding anything in this Agreement or the Voting Agreement to the contrary, (i) such amount shall be full compensation and liquidated damages for the loss suffered by Parent as a result of the failure of the transactions contemplated by this Agreement and the Voting Agreement to be consummated and to avoid the difficulty of determining the damages under the circumstances and (ii) such amount shall be in lieu of any other entitlement of Parent, and shall be the sole and exclusive liability of the Company and the Company's stockholders, with respect to all matters arising under or relating to this Agreement and the Voting Agreement, unless there has been a willful or material breach of this Agreement or the Voting Agreement by the Company or a stockholder of the Company, respectively.

    SECTION 5.9 PUBLIC ANNOUNCEMENTS. Parent and the Company will consult with each other before issuing, and provide each other the opportunity to review, comment upon and concur with and use reasonable efforts to agree on, any press release or other public statements and any internal communications with respect to the transactions contemplated by this Agreement and the Stock Option Agreement, including the Merger, and shall not issue any such press release or make any such public statement prior to such consultation, except as either party may determine is required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange. The parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form heretofore agreed to by the parties.

    SECTION 5.10 AFFILIATES. To the extent practicable, concurrently with the execution of this Agreement (or to the extent not practicable, as soon as practicable and in any event within 10 business days after the date hereof), the Company shall deliver to Parent a written agreement substantially in the form attached as Exhibit 5.10(a) hereto of all of the persons who are "affiliates" of the Company for purposes of Rule 145 under the Securities Act; all of such affiliates, who are affiliates as of the date of this Agreement, are identified in Section 5.10 of the Company Disclosure Schedule. Section 5.10 of the Company Disclosure Schedule shall be updated by the Company as necessary to reflect changes from the date hereof and the Company shall use reasonable best efforts to cause each person added to such schedule after the date hereof to deliver a similar agreement.

    SECTION 5.11 STOCK EXCHANGE LISTING. Parent shall use best efforts to cause the Parent Common Stock issuable (i) under Article II or (ii) upon exercise of the Adjusted Options pursuant to Section 5.6 to be approved for issuance on the NYSE, in each case subject to official notice of issuance, as promptly as practicable after the date hereof, and in any event prior to the Closing Date.

    SECTION 5.12 STOCKHOLDER LITIGATION. Each of the Company and Parent shall give the other the reasonable opportunity to participate in the defense of any stockholder litigation against the Company or Parent, as applicable, and its directors relating to the transactions contemplated by this Agreement.

    SECTION 5.13  DEVCO. DISTRIBUTION.

    (a) Unless Parent shall determine that the Company shall not effect the DevCo. Distribution, it shall prepare and deliver to the Company the proposed terms of the DevCo. Distribution and forms of the agreements proposed to be entered into by the Company and DevCo. in connection with the DevCo. Distribution on or prior to December 7, 2000.

    (b) Prior to the Closing, the Company shall use its reasonable efforts to complete the actions specified in Exhibit A as long as those actions do not adversely affect the business of the Company and its wholly owned subsidiaries before the DevCo. Distribution; provided, however, that the completion of actions under this Section 5.13 shall not be a condition to the Merger. The Company shall take all necessary action to create DevCo. and transfer to DevCo. such assets and liabilities from the Company and its subsidiaries and execute all necessary agreements that shall govern the relationships between the Surviving Corporation and DevCo. following the DevCo. Distribution, all in accordance with Parent's instructions set forth on Exhibit A. The DevCo. Distribution must occur immediately before the Effective Time unless otherwise agreed to by the Company.

    (c) The Company shall not take, or cause to be taken, any action that would or might reasonably be expected to prevent or materially delay Parent, the Company or DevCo. from consummating the transactions contemplated in Exhibit A, including any action which may materially limit the ability of Parent, the Company or DevCo. to consummate the transactions contemplated thereby as a result of any regulatory concerns.

    (d) As promptly as practicable following the date of this Agreement, the Company shall prepare and file with the SEC the Form 10. The Company shall use its best reasonable efforts to have the Form 10 declared effective under the Exchange Act as promptly as practicable after such filing and to cause the Form 10 to be mailed to its stockholders as promptly as practicable after the Form 10 is declared effective.

    (e) The Company shall pay all expenses arising from or incidental to the DevCo. Distribution (the "DevCo. Expenses"); PROVIDED, HOWEVER, that Parent shall pay the DevCo. Expenses if this Agreement is terminated by Parent and the Company pursuant to Section 7.1(a) or by either Parent or the Company pursuant to Section 7.1(b).

    SECTION 5.14 RIGHTS AGREEMENT. The Company shall enter into an amendment to the Rights Agreement, which will provide, among other things, for purposes:(i) of the definitions of "Acquiring Person" and "Beneficial Owner" and
(ii) of the definitions of "Affiliate" of an "Acquiring Person":

        (i) as a result of entering into this Agreement and the Voting Agreement, that Parent, its subsidiaries (including Merger Sub) and its affiliates shall not be deemed to be an "Affiliate" under the Rights Agreement;

        (ii) as a result of entering into this Agreement and the Voting Agreement, that Parent and Merger Sub shall not be deemed to be "Beneficial Owners" (as such term is used in the Rights Agreement) of shares of Company Common Stock owned by Parent, its subsidiaries and its affiliates; and

       (iii) as a result of entering into this Agreement and the Voting Agreement, that Parent and Merger Sub shall not be deemed to be an "Acquiring Person" (as such term is used in the Rights Agreement).

    Such amendment shall provide that such amended provisions of the Rights Agreement cannot be further amended and the Rights cannot be redeemed without the prior written consent of Parent.

    SECTION 5.15 STANDSTILL AGREEMENTS; Confidentiality Agreements. During the period from the date of this Agreement through the Effective Time, the Company shall not terminate, amend, modify or waive any provision of any confidentiality or standstill agreement to which it or any of its respective subsidiaries is a party. During such period, the Company shall enforce, to the fullest extent permitted under applicable law, the provisions of any such agreement, including by obtaining injunctions to prevent any breaches of such agreements and to enforce specifically the terms and provisions thereof in any court of the United States of America or of any state having jurisdiction.

    SECTION 5.16 CONVEYANCE TAXES. Parent and the Company shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees or any similar taxes which become payable in connection with the transactions contemplated by this Agreement that are required or permitted to be filed on or before the Effective Time. The Company shall pay on behalf of its stockholders, without deduction or withholding from any amount payable to the holders of Company Common Stock, any such taxes or fees imposed by any Governmental Entity which become payable in connection with the transactions contemplated by this Agreement for which such stockholders are primarily liable and in no event shall Parent pay such amounts.

    SECTION 5.17  EMPLOYEE BENEFITS.

    (a) Parent shall, or shall cause the Surviving Corporation and its subsidiaries to, give those employees who are, as of the Closing, employed by the Company and its subsidiaries (the "Continuing Employees") full credit for purposes of eligibility and vesting under any employee benefit plans or arrangements maintained by Parent, the Surviving Corporation or any subsidiary of Parent or the Surviving Corporation for such Continuing Employees' service with the Company or any subsidiary of the Company to the same extent recognized by the Company for similar purposes immediately prior to the Effective Time. Parent shall, or shall cause the Surviving Corporation and its subsidiaries to, waive all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Continuing Employees under any welfare plan that such employees may be eligible to participate in after the Effective Time, other than limitations or waiting periods that are already in effect with respect to such employees and that have not been satisfied as of the Effective Time under any welfare plan maintained for the Continuing Employees immediately prior to the Effective Time, and provide credit under any such welfare plan for any copayments, deductibles and out-of-pocket expenditures for the remainder of the coverage period during which any transfer of coverage occurs.

    (b) From and after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, honor in accordance with the terms thereof, without offset, deduction, counterclaim, interruption or deferment (other than withholdings under applicable tax law) under all Plans and administrative practices adopted thereunder, including all employment, change in control, severance, termination, consulting and unfunded retirement or benefit agreements or arrangements that have been provided or made available to Parent.

    SECTION 5.18  RESIGNATION AND APPOINTMENT OF THE DIRECTORS OF THE
TRUSTEE. The Company shall take action to obtain the resignations of Brian Keller and Michael Hug (the "Company Directors") from the board of directors of the Trustee (the "Trustee Board") and to have persons chosen by Parent (the "Parent Directors") appointed to the Trustee Board immediately prior to the Effective Time.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

    SECTION 6.1  CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE
MERGER. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver by each of Parent and the Company on or prior to the Closing Date of the following conditions:

        (a) STOCKHOLDER APPROVAL. The Company Stockholder Approval shall have been obtained.

        (b) HSR ACT. The waiting period (and any extension thereof) applicable to the Merger under the HSR Act shall have been terminated or shall have expired.

        (c) GOVERNMENTAL AND REGULATORY APPROVALS. Other than the filing provided for under Section 1.3 and the waiting period pursuant to the HSR Act (which is addressed in Section 6.1(b)), (i) all consents, approvals and actions of, filings with and notices to any Governmental Entity required by the Company, Parent or any of their subsidiaries to consummate the Merger and the other transactions contemplated hereby, the failure of which to be obtained or made is reasonably expected to have a material adverse effect on Parent and its subsidiaries and prospective subsidiaries, taken as a whole, shall have been obtained or made and (ii) all the registrations and amendments thereto set forth on Section 6.1(c) of the Company Disclosure Schedule shall have been made and the related consents, approvals or exemptions under state timeshare registration laws or, in states that do not have specific timeshare laws, related real estate or securities registration laws, shall have been obtained, other than the registrations and amendments thereto set forth on Section 6.1(c) of the Company Disclosure Schedule that are (A) marked with an asterisk and (B) which the failure to obtain the related consent, approval or exemption would not be reasonably expected to result in a material business impact on the Company.

        (d) THIRD PARTY CONSENTS. Parent shall have been furnished with evidence satisfactory to it that the Company has obtained the consents of third parties to any agreement or instrument the absence of which would result in the representations set forth in Section 3.1(d) hereof being untrue (disregarding any disclosure relating thereto in the Company Disclosure Schedule).

        (e) NO INJUNCTIONS OR RESTRAINTS. No judgment, order, decree, statute, law, ordinance, rule or regulation, entered, enacted, promulgated, enforced or issued by any court or other Governmental Entity of competent jurisdiction or other legal restraint or prohibition (collectively, "Restraints") shall be in effect (i) preventing the consummation of the Merger, or (ii) which otherwise is reasonably likely to have a material adverse effect on the Company or Parent, as applicable; PROVIDED, HOWEVER, that each of the parties shall have used its best efforts to prevent the entry of any such Restraints and to appeal as promptly as possible any such Restraints that may be entered.

        (f) FORM S-4. The Form S-4 shall have become effective under the Securities Act and no stop order or proceedings seeking a stop order shall have been entered or be pending by the SEC.

        (g) STOCK EXCHANGE LISTING. The shares of Parent Common Stock issuable to the Company's stockholders (i) as contemplated by Article II or
    (ii) upon exercise of the Adjusted Options pursuant to Section 5.6 shall have been approved for listing on the NYSE, subject to official notice of issuance.

    SECTION 6.2 CONDITIONS TO OBLIGATIONS OF PARENT. The obligation of Parent to effect the Merger is further subject to satisfaction or waiver of the following conditions:

        (a) REPRESENTATIONS AND WARRANTIES.The representations and warranties of the Company set forth herein (i) that are qualified as to materiality shall be true and correct at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), and (ii) that are not qualified as to materiality shall be true and correct at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date) in all material respects.

        (b) PERFORMANCE OF OBLIGATIONS OF THE COMPANY. The Company shall have performed in all material respects all obligations required to be performed by it at or prior to the Closing Date under this Agreement and in connection with the DevCo. Distribution.

        (c) REGULATORY CONDITION. No condition or requirement has been imposed by one or more Governmental Entities in connection with any required approval by them of the Merger relating to the transactions contemplated hereunder which, either alone or together with all such other conditions or requirements requires the Company or its subsidiaries to be operated in a manner which is materially different from industry standards in effect or which is different from the manner in which the Company currently conducts its operations on the date hereof and which materially adversely affects the business, financial condition or results of operations or prospects of the Company and its subsidiaries, taken as a whole, or their businesses, other than their commercial finance businesses, taken as a whole.

        (d) RESIGNATION AND APPOINTMENT OF THE DIRECTORS OF THE TRUSTEE. The Company shall have obtained the resignations of the Company Directors from the Trustee Board and shall have appointed the Parent Directors to the Trustee Board, subject to consummation of the Merger and acceptance of such appointment.

    SECTION 6.3 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligation of the Company to effect the Merger is further subject to satisfaction or waiver of the following conditions:

        (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Parent set forth herein (i) that are qualified as to materiality shall be true and correct at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), and (ii) that are not qualified as to materiality shall be true and correct at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date) in all material respects.

        (b) PERFORMANCE OF OBLIGATIONS OF PARENT. Parent shall have performed in all material respects all obligations required to be performed by it at or prior to the Closing Date under this Agreement.

                                  ARTICLE VII
                       TERMINATION, AMENDMENT AND WAIVER

    SECTION 7.1 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time, and whether before or after the Company Stockholder
Approval:

    (a) by mutual written consent of Parent and the Company;

    (b) by either Parent or the Company:

        (i) if the Merger shall not have been consummated by March 31, 2001, PROVIDED, HOWEVER, that the right to terminate this Agreement pursuant to this Section 7.1(b) shall not be available to any party whose failure to perform any of its obligations under this Agreement results in the failure of the Merger to be consummated by such time; PROVIDED, FURTHER, that such a date may be extended for not more than 30 days, by either party, by written notice to the (x) other party if the Merger shall not have been consummated solely as a result of the condition set forth in Section 6.1(c) failing to have been satisfied and the extending party reasonably believes that the relevant approvals will be obtained during such extension period or (y) the delivery by Parent of the Closing Extension Notice;

        (ii) if the Company Stockholder Approval shall not have been obtained at the Company Stockholders Meeting duly convened therefor or at any adjournment or postponement thereof; or

       (iii) if any Restraint having any of the effects set forth in
    Section 6.1(d) shall be in effect and shall have become final and nonappealable; PROVIDED, that the party seeking to terminate this Agreement pursuant to this Section 7.1(b)(iii) shall have used best efforts to prevent the entry of and to remove such Restraint;

    (c) by Parent, if the Company shall have failed to make the Company Recommendation in the Proxy Statement or effected a Change in the Company Recommendation (or resolved to take any such action), whether or not permitted by the terms hereof, or shall have breached its obligations under this Agreement by reason of a failure to call or convene the Company Stockholders Meeting in accordance with Section 5.1(d);

    (d) by the Company in accordance with Section 4.3(b); PROVIDED, that in order for the termination of this Agreement pursuant to this paragraph (d) to be deemed effective, the Company shall have complied with all provisions of
Section 4.3, including the notice provisions therein, and with applicable requirements, including the payment of the fee referred to in paragraph (b)(iv) of Section 5.8; or

    The party desiring to terminate this Agreement pursuant to clause (b),
(c) or (d) of this Section 7.1 shall give written notice of such termination to the other party in accordance with Section 8.2, specifying the provision hereof pursuant to which such termination is effected.

    SECTION 7.2 EFFECT OF TERMINATION. In the event of termination of this Agreement by either the Company or Parent as provided in Section 7.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent or the Company, other than the provisions of
Section 3.1(z), Section 3.2(f), the last sentence of Section 5.4(a),
Section 5.8, this Section 7.2 and Article VIII, which provisions survive such termination, PROVIDED, HOWEVER, that nothing herein (including the payment of any amounts pursuant to Section 5.8 hereof) shall relieve any party from any liability for any willful or material breach by a party of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    SECTION 7.3 AMENDMENT. This Agreement may be amended by the parties at any time before or after the Company Stockholder Approval; PROVIDED, HOWEVER, that after such approval, there shall not be made any amendment that by law requires further approval by the stockholders of the Company without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of all of the parties.

    SECTION 7.4 EXTENSION; WAIVER. At any time prior to the Effective Time, a party may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to the proviso of
Section 7.3, waive compliance by the other party with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

    SECTION 7.5 PROCEDURE FOR TERMINATION. A termination of this Agreement pursuant to Section 7.1 shall, in order to be effective, require, in the case of Parent or the Company, action by its Board of Directors.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

    SECTION 8.1 NONSURVIVAL OF REPRESENTATIONS AND WARRANTIES. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 8.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

    SECTION 8.2 NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

       (a) if to Parent or Merger Sub, to

           Cendant Corporation
           Six Sylvan Way
           Parsippany, NJ 07054

           Telecopy No.: (973) 496-5335
           Attention: General Counsel

           with a copy to:

           Skadden, Arps, Slate, Meagher & Flom LLP
           Four Times Square
           New York, New York 10036

           Telecopy No.: (212) 735-2000
           Attention:   David Fox

       (b) if to the Company, to

           Fairfield Communities, Inc.
           8669 Commodity Circle

           #200
           Orlando, Florida 32819

           Telecopy No.: (407) 370-5222
           Attention:   General Counsel

           with a copy to:

           Jones, Day, Reavis & Pogue
           2727 North Harwood Street
           Dallas, Texas 75201

           Telecopy No.: (214) 969-5100
           Attention: Mark V. Minton

    SECTION 8.3  DEFINITIONS.  For purposes of this Agreement:

        (a) an "affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person, where "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a person, whether through the ownership of voting securities, by contract, as trustee or executor, or otherwise; provided, that in the case of the Company, the Trust shall be deemed an affiliate.

        (b) "material adverse change" or "material adverse effect" means, when used in connection with the Company, Parent, an Association, the Trust or the Trustee, any change, effect, event, occurrence or state of facts that is, or would reasonably be expected to be, materially adverse to the business, financial condition or results of operations or prospects of such party and its subsidiaries taken as a whole.

        (c) "material business impact" means any change, effect, event, occurrence or state of facts that, individually or in the aggregate with any other change, effect, event, occurrence or state of facts, is, or is reasonably likely to constitute or result in (i) loss (including a loss of a benefit or right) or damage that is material to the Company and its subsidiaries taken as a whole, (ii) impairment of or interference in the ability of the Company or any of its subsidiaries to conduct or operate their businesses as conducted or operated prior to the date hereof, other than an impairment or interference which is not significant to the Company and its subsidiaries taken as a whole, (iii) detriment to the Company's good standing or reputation, (iv) an increase in payments due to any employee in violation of Section 4.1(xiii) or Section 4.1(xiv) or (v) a material delay in the transactions contemplated hereby.

        (d) "person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

        (e) a "subsidiary" of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person.

        (f) "knowledge" of any person which is not an individual means the actual knowledge of such person's executive officers or directors, after due reasonable investigation.

        (g) "VOI Laws" means the applicable provisions of (i) the Consumer Credit Protection Act; (ii) Regulation Z of the Federal Reserve Board;
    (iii) the Equal Credit Opportunity Act; (iv) Regulation B of the Federal Reserve Board; (v) the Federal Trade Commission's 3-day cooling-off
    Rule for Door-to-Door Sales; (vi) Section 5 of the Federal Trade Commission Act;

    (vii) the Interstate Land Sales Full Disclosure Act; (viii) the federal postal laws; (ix) usury laws; (x) trade practices, home and telephone solicitation, sweepstakes, anti-lottery and consumer credit and protection laws; (xi) real estate sales licensing, disclosure, reporting condominium and timeshare and escrow laws; (xii) the Americans With Disabilities Act and related accessibility guidelines; (xiii) the Real Estate Settlement Procedures Act; (xiv) the Truth-in-Lending Act; (xv) the Fair Housing Act;
    (xvi) Regulation X; (xvii) Civil Rights Act of 1964 and 1968; (xviii) state condominium timeshare, and seller of travel laws, (xix) Federal Fair Debt Collection Practices Act and applicable state debt collection laws and
    (xx) any state laws concerning construction, escrow or surety bonds.

    SECTION 8.4 INTERPRETATION. When a reference is made in this Agreement to an Article, Section or Exhibit, such reference shall be to an Article or Section of, or an Exhibit to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means, in the case of any agreement or instrument, such agreement or instrument as from time to time amended, modified or supplemented, including by waiver or consent and, in the case of statutes, such statutes as in effect on the date of this Agreement. References to a person are also to its permitted successors and assigns. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed to also refer to any amendments thereto and all rules and regulations promulgated thereunder, unless the context requires otherwise.

    SECTION 8.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. A facsimile copy of a signature page shall be deemed to be an original signature page.

    SECTION 8.6 ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES. This Agreement (including the documents and instruments referred to herein) and the Confidentiality Agreement (a) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement and (b) except for the provisions of Section 5.7, are not intended to confer upon any person other than the parties any rights or remedies.

    SECTION 8.7 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

    SECTION 8.8 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, PROVIDED, HOWEVER, that Parent may assign Merger Sub's rights and obligations, in whole or in part, under this Agreement to any other newly-formed subsidiary of Parent with no assets or liabilities, which is wholly owned by Parent or by Parent's wholly-owned subsidiary, as the case may be, in which event the assignee shall be considered Merger Sub for purposes of this Agreement. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

    SECTION 8.9 CONSENT TO JURISDICTION. Each of the parties hereto irrevocably agrees that any action, suit, claim or other legal proceeding with respect to this Agreement or in respect of the transactions contemplated hereby brought by any other party hereto or its successors or assigns shall be brought and determined in any state or federal court located in the State of Delaware or any appeals courts thereof (the "Delaware Courts"), and each of the parties hereto irrevocably submits with regard to any such proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the Delaware Courts. Each of the parties hereto irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement,
(a) any claim that it is not personally subject to the jurisdiction of the Delaware Courts for any reason, (b) that it or its property is exempt or immune from jurisdiction of any Delaware Court or from any legal process commenced in any Delaware Court (whether through service of notice, attachment before judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable law, that
(i) the proceeding in any Delaware Court is brought in an inconvenient forum,
(ii) the venue of such proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by a Delaware Court. Notwithstanding the foregoing, each of the parties hereto agrees that the other party shall have the right to bring any action or proceeding for enforcement of a judgment entered by the Delaware Courts in any other court or jurisdiction.

    SECTION 8.10 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    SECTION 8.11 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

    SECTION 8.12 ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

    IN WITNESS WHEREOF, Parent, the Company and Merger Sub have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                                       CENDANT CORPORATION.

                                                       By:  /s/ JAMES E. BUCKMAN
                                                            -----------------------------------------
                                                            Name: James E. Buckman
                                                            Title:  Vice Chairman, General Counsel and
                                                                    Assistant Secretary

                                                       FAIRFIELD COMMUNITIES, INC.

                                                       By:  /s/ JAMES G. BERK
                                                            -----------------------------------------
                                                            Name: James G. Berk
                                                            Title:  President and CEO

                                                       GRAND SLAM ACQUISITION CORP.

                                                       By:  /s/ JAMES E. BUCKMAN
                                                            -----------------------------------------
                                                            Name: James E. Buckman
                                                            Title:  Executive Vice President and
                                                                    Assistant Secretary

                                                                         ANNEX B

                             STOCK OPTION AGREEMENT

    STOCK OPTION AGREEMENT (this "Agreement"), dated November 1, 2000, between Fairfield Communities, Inc., a Delaware corporation (the "Company"), and Cendant Corporation, a Delaware corporation ("Cendant").

    WHEREAS, the Company, Cendant and Grand Slam Acquisition Corp., a Delaware corporation and a subsidiary of the Company ("Merger Sub"), are entering into a Merger Agreement of even date herewith (the "Merger Agreement", terms defined therein and not otherwise defined herein having the same meanings when used herein), which provides, among other things, that upon the terms and subject to the conditions contained therein, Merger Sub will be merged (the "Merger") with and into the Company; and

    WHEREAS, the Company has agreed, in order to induce Cendant to enter into the Merger Agreement, to grant the Option (as hereinafter defined).

    NOW THEREFORE, in consideration of the premises and the representations, warranties, mutual covenants and agreements set forth herein and in the Merger Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

    1. GRANT OF OPTION. The Company hereby grants Cendant an irrevocable option (the "Option") to purchase, subject to the terms and conditions set forth herein, up to 8,448,027 shares (the "Company Shares") of common stock of the Company, par value $0.01 per share (the "Company Common Stock"), together with the rights (the "Rights") associated with such shares issued pursuant to the Rights Agreement, dated as of September 1, 1992, as amended, between the Company and The First National Bank of Boston (as successor of Society National Bank), as Rights Agent (the "Rights Agreement"), in the manner set forth below at a price equal to the value, based on the Average Trading Price, of the Merger Consideration per share (the "Exercise Price"); PROVIDED, HOWEVER, that if the Company Stockholders Meeting shall not have occurred, the Exercise Price shall be calculated using an Average Trading Price equal to the arithmetic average of the 4:00 p.m. Eastern Time closing sales prices of Parent Common Stock reported on the NYSE Composite Tape for the 20 consecutive Trading Days ending on (and including) the Trading Day immediately prior to the date of the Exercise Notice (as defined herein); PROVIDED, FURTHER, that in no event shall the number of shares of the Company Common Stock for which the Option is exercisable exceed 19.9% of the Company's issued and outstanding shares of the Company Common Stock. References herein to the Company Shares shall also be deemed to include the associated Rights.

    2. EXERCISE OF OPTION. The Option may be exercised by Cendant, in whole or in part, at any time or from time to time. In the event Cendant wishes to exercise the Option, Cendant shall deliver to the Company a written notice (an "Exercise Notice") specifying the total number of the Company Shares it wishes to purchase and a date and time for the closing of such purchase (a "Closing"), which date shall not be less than two nor more than thirty days after the later of (x) the date such Exercise Notice is given and (y) the expiration or termination of any applicable waiting period under the HSR Act. The Option shall terminate upon the earliest of: (i) the Effective Time; (ii) the termination of the Merger Agreement pursuant to Section 7.1 thereof (other than a termination in connection with which Cendant is or may be entitled to the payment specified in Section 5.8 thereof); and (iii) 5:00 p.m., New York City time, on the date that is the one year anniversary of the termination of the Merger Agreement in connection with which Cendant is or may be entitled to the payment specified in
Section 5.8 thereof or if, at the expiration of such one year period, the Option cannot be exercised by reason of any applicable judgment, decree, order, law or regulation, ten business days after such impediment to exercise shall have been removed or shall have become final and not subject to appeal.

    3. CONDITIONS TO CLOSING. The obligation of the Company to issue the Company Shares to Cendant hereunder is subject to the conditions that (i) all waiting periods, if any, under the HSR Act applicable to the issuance of the Company Shares hereunder shall have expired or have been terminated and (ii) no statute, rule or regulation shall be in effect, and no order, decree or injunction entered by any court of competent jurisdiction or governmental entity in the United States shall be in effect, that prohibits or restrains the exercise of the Option pursuant to the terms of this Agreement.

    4. CLOSING. At any Closing, (a) upon receipt of the payment provided for by this Section 4, the Company will deliver to Cendant a single certificate in definitive form representing the number of the Company Shares designated by Cendant in its Exercise Notice, such certificate to be registered in the name of Cendant and to bear the legend set forth in Section 12 of this Agreement, and
(b) Cendant will deliver to the Company the aggregate price for the Company Shares so designated in an amount equal to the product obtained by multiplying the Exercise Price by the number of Company Shares to be purchased by wire transfer of immediately available funds payable to the Company pursuant to the Company's instructions. At any Closing at which Cendant is exercising the Option in part, Cendant shall present and surrender this Agreement to the Company, and the Company shall deliver to Cendant an executed new agreement with the same terms as this Agreement evidencing the right to purchase the balance of the shares of the Company Common Stock purchasable hereunder.

    5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Cendant that (a) the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, (b) the execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or any of the transactions contemplated hereby, (c) this Agreement has been duly executed and delivered by the Company, constitutes a valid and binding obligation of the Company and, assuming this Agreement constitutes a valid and binding obligation of Cendant, is enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, the availability of injunctive relief and other equitable remedies, and limitations imposed by law on indemnification for liability under securities laws, (d) the Company has taken all necessary corporate action to authorize and reserve for issuance and to permit it to issue, upon exercise of the Option, and at all times from the date hereof through the expiration of the Option will have reserved, 8,448,027 unissued Company Shares and such other shares of the Company Common Stock or other securities which may be issued pursuant to Section 10 of this Agreement, all of which, upon their issuance, payment and delivery in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, and free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever (other than those (i) created by or through Cendant, or any of its affiliates, (ii) which arise under this Agreement, or (iii) which arise under the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities laws),
(e) the execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or the creation of a lien, pledge, security interest or other encumbrance on assets pursuant to (any such conflict, violation, default, right of termination, cancellation or acceleration, loss or creation, a "Violation"), (A) any provision of the Certificate of

Incorporation or By-laws of the Company, (B) any provisions of any loan or credit agreement, note, mortgage, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license of or applicable to the Company, or (C) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or its properties or assets, which Violation, in the case of each of clauses (B) and (C), individually or in the aggregate would prevent or materially delay the exercise by Cendant of the Option or any other right of Cendant under this Agreement, or
(f) the execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not result in a "Triggering Event" under the Rights Agreement, and (g) except as described in
Section 3.1(d) of the Merger Agreement or this Agreement, and other than the HSR Act and, with respect to Section 9 hereof, compliance with the provisions of the Securities Act and any applicable state securities laws, the execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority.

    6. REPRESENTATIONS AND WARRANTIES OF CENDANT. Cendant represents and warrants to the Company that (a) Cendant is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, (b) the execution and delivery of this Agreement by Cendant and the consummation by Cendant of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Cendant and no other corporate proceedings on the part of Cendant are necessary to authorize this Agreement or any of the transactions contemplated hereby, (c) this Agreement has been duly executed and delivered by Cendant and constitutes a valid and binding obligation of Cendant, and, assuming this Agreement constitutes a valid and binding obligation of the Company, is enforceable against Cendant in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and the availability of injunctive relief and other equitable remedies and limitations imposed by law on indemnification for liability under applicable securities laws, (d) the execution and delivery of this Agreement by Cendant does not, and the performance of this Agreement by Cendant will not, result in any Violation pursuant to (A) any provision of the charter documents of Cendant, (B) any provisions of any loan or credit agreement, note, mortgage, indenture, lease, or other agreement, obligation, instrument, permit, concession, franchise, license of or applicable to it or (C) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Cendant or its properties or assets, which Violation, in the case of each of clauses (B) and (C), would, individually or in the aggregate have a material adverse effect on Cendant's ability to consummate the transactions contemplated by this Agreement, (e) except as described in Section 3.2(c) of the Merger Agreement, and other than the HSR Act and, with respect to Section 9 hereof, compliance with the provisions of the Securities Act and any applicable state securities laws, the execution and delivery of this Agreement by Cendant does not, and the performance of this Agreement by Cendant will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority and (f) any Company Shares acquired upon exercise of the Option will not be, and the Option is not being, acquired by Cendant with a view to public distribution or resale in any manner which would be in violation of federal or state securities laws.

    7.  PUT RIGHT.

    (a) Exercise of Put. At any time during which the Option is exercisable pursuant to Section 2 or would be exercisable but for the circumstances referred to in Section 2(iii) of this Agreement (the "Repurchase Period"), upon demand by Cendant, Cendant shall have the right to sell to the Company (or any successor entity thereof) and the Company (or such successor entity) shall be obligated to repurchase from Cendant (the "Put"), all or any portion of the Option, at the price set forth in clause (i) below, or all or any portion of the Company Shares purchased by Cendant pursuant hereto, at a price set forth in clause (ii) below:

        (i) the product of multiplying (A) the difference between the "Market/Offer Price" for shares of the Company Common Stock as of the date (the "Notice Date") the notice of exercise of the Put is given to the Company (defined as the higher of (x) the highest price per share offered as of the Notice Date pursuant to any tender or exchange offer or other Company Takeover Proposal which was made prior to the Notice Date and not terminated or withdrawn as of the Notice Date (the "Offer Price") and (y) the average of the closing prices of shares of the Company Common Stock on the New York Stock Exchange for the five trading days immediately preceding the Notice Date (the "Market Price")), and the Exercise Price, by (B) the number of Company Shares purchasable pursuant to the Option (or portion thereof with respect to which Cendant is exercising its rights under this Section 7). In determining the Market/Offer Price, the value of consideration other than cash or stock as provided above shall be determined by a nationally recognized investment banking firm selected by Cendant and reasonably acceptable to the Company.

        (ii) the product of multiplying (A) the Exercise Price paid by Cendant for the Company Shares acquired pursuant to the Option plus, assuming the Market/Offer Price is greater than the Exercise Price, the difference between the Market/Offer Price and the Exercise Price, by (B) the number of Company Shares so purchased.

    (b) Payment and Redelivery of Option or Shares. In the event Cendant exercises its rights under this Section 7, the Company shall, within two business days of the Notice Date, pay the required amount to Cendant by wire transfer in immediately available funds to an account specified by Cendant two business days prior to the date that payment is due and Cendant shall surrender to the Company the Option or the certificates evidencing the Company Shares purchased by Cendant pursuant hereto, and Cendant shall warrant that it owns such shares and that such shares are then free and clear of all liens, claims, charges and encumbrances of any kind or nature whatsoever.

    8. RESTRICTIONS ON CERTAIN ACTIONS. Until the termination of the option pursuant to Section 2, the Company shall not adopt any Rights Agreement or shareholder rights plan or any amendment thereto in any manner which would cause Cendant, if Cendant has complied with its obligations under this Agreement and the Merger Agreement, to become an "Acquiring Person" under such Rights Agreement or shareholder rights plan solely by reason of the beneficial ownership of the Company Shares acquired pursuant to this Agreement.

    9.  REGISTRATION RIGHTS.

    (a) Demand. The Company will, if requested in writing (a "Registration Notice") by Cendant at any time and from time to time within two years of the exercise of the Option, as expeditiously as possible prepare and file registration statements under the Securities Act if such registration or the obtaining of a receipt for a prospectus is necessary in order to permit the sale or other disposition of any or all shares or other securities that have been acquired by or are issuable to Cendant upon exercise of the Option ("Registrable Securities") in accordance with the intended method of sale or other disposition stated by Cendant. Any such Registration Notice must relate to a number of Registrable Securities equal to at least twenty percent (20%) of Company Shares, unless the remaining number of Registrable Securities is less than such amount, in which case Cendant shall be entitled to exercise its rights hereunder but only for all of the remaining Registrable Securities (a "Permitted Offering"). Cendant's rights hereunder shall terminate at such time as Cendant shall be entitled to sell all of the remaining Registrable Securities pursuant to Rule 144(k) under the Act. The Company will use its reasonable best efforts to qualify such shares or other securities under any applicable state securities laws; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business, consent to general service of process or submit to taxation in any jurisdiction by reason of this provision. The Company will use reasonable efforts to cause each such registration statement to become effective and to obtain a (final) receipt for each such prospectus, to obtain all consents or waivers of other parties which are required therefor, and to keep such registration statement or prospectus effective for such period not in excess of 120 calendar days from the day such registration statement first becomes effective or the date of the (final) receipt for such prospectus as may be reasonably necessary to effect such sale or other disposition. The obligations of the Company hereunder to file a registration statement or prospectus and to maintain its effectiveness may be suspended for up to 90 calendar days in the aggregate during any 12-month period if the board of directors of the Company shall have determined that the filing of such registration statement or prospectus or the maintenance of its effectiveness would require premature disclosure of nonpublic information that would materially and adversely affect the Company or otherwise interfere with or adversely affect any pending or proposed offering of securities of the Company or any other material transaction involving the Company, or the Company would be required under the Securities Act to include audited financial statements for any period in such registration statement or prospectus and such financial statements are not yet available for inclusion in such registration statement or prospectus. Subject to applicable law, the expenses associated with the preparation and filing any registration statement or prospectus prepared and filed under this Section 9, and any sale covered thereby ("Registration Expenses"), will be paid by the Company except for underwriting discounts or commissions, brokers' fees and the reasonable fees and disbursements of one law firm acting as Cendant's counsel related thereto. In connection with any registration statement or prospectus pursuant to this Section 9, Cendant shall furnish, or cause any holder of the Option or Company Shares (a "Holder") to furnish, the Company with such information concerning itself and the proposed sale or distribution as shall reasonably be required in order to ensure compliance with the requirements of the Securities Act and to provide representations and warranties customary for selling stockholders who are unaffiliated with the Company. In addition, Cendant shall, and Cendant shall cause each Holder to contractually agree to, indemnify and hold the Company, its underwriters and each of their respective affiliates harmless against any and all losses, claims, damages, liabilities and expenses (including, without limitation, investigation expenses and fees and disbursement of counsel and accountants), joint or several, to which the Company, its underwriters and each of their respective affiliates may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in written information furnished by any Holder to the Company expressly for use in such registration statement.

    (b) Piggyback. If, during the time periods referred to in the first sentence of subsection (a), the Company effects a registration under the Securities Act of the Company Common Stock for its own account or for any other stockholders of the Company pursuant to a firm commitment underwriting (other than on Form S-4 or Form S-8, or any successor form), it will allow Cendant the right to participate in such registration or qualification as long as Cendant participates in such underwriting on terms reasonably satisfactory to the managing underwriters of such offering, and such participation will not affect the obligation of the Company to effect demand registration statements or prospectuses for Cendant under this Section 9; provided, that, if the managing underwriters of such offering advise the Company in writing that in their opinion the number of shares of the Company Common Stock requested to be included in such registration or qualification exceeds the number that it would be in the best interests of the Company to sell in such offering, the Company will, after fully including therein all shares of Company Common Stock to be sold by the Company, include the shares of Company Common Stock requested to be included therein by Cendant pro rata (based on the number of shares of Company Common Stock requested to be included therein) with the shares of Company Common Stock requested to be included therein by persons other than the Company and persons to whom the Company owes a contractual obligation (other than any director, officer or employee of the Company to the extent any such person is not currently owed such contractual obligation).

    (c) In connection with any registration or qualification pursuant to this
Section 9, the Company and Cendant will provide each other and any underwriter of the offering with customary representations, warranties, covenants, indemnification, and contribution in connection with such registration or qualification. The Company shall provide to any underwriters such documentation (including certificates, opinions of counsel and "comfort" letters from auditors) as are customary in connection with underwritten public offerings as such underwriters may reasonably require.

    (d) If the Company's securities of the same type as the Company Common Stock beneficially owned by Cendant are then authorized for quotation or trading or listing on The New York Stock Exchange (the "NYSE") or any other securities exchange or automated quotations system, the Company, upon the request of Cendant, shall promptly file an application, if required, to authorize for quotation, trading or listing such shares of the Company Common Stock on such exchange or system and will use its reasonable efforts to obtain approval, if required, of such quotation, trading or listing as soon as practicable.

    10.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

    (a) In the event of any change in the Company Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, exchange of shares or the like, the type and number of shares or securities subject to the Option, and the purchase price per share provided in Section 1 of this Agreement, shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction so that Cendant shall receive, upon exercise of the Option, the number and class of shares or other securities or property that Cendant would have received in respect of the Company Common Stock if the Option had been exercised immediately prior to such event or the record date therefor, as applicable. In the event that any additional shares of Company Common Stock otherwise become outstanding after the date of this Agreement (other than pursuant hereto), the number of shares of Company Common Stock subject to the Option shall be increased to equal 19.9% of the number of shares of Company Common Stock then issued and outstanding.

    (b) In the event that the Company shall enter in an agreement: (i) to consolidate with or merge into any person, other than Cendant or another direct or indirect wholly-owned subsidiary of Cendant, and shall not be the continuing or surviving corporation of such consolidation or merger; (ii) to permit any person, other than Cendant or another direct or indirect wholly-owned subsidiary of Cendant, to merge into the Company and the Company shall be the continuing or surviving corporation, but, in connection with such merger, the then-outstanding shares of Company Common Stock shall be changed into or exchanged for stock or other securities of the Company or any other person or cash or any other property or the outstanding shares of Company Common Stock immediately prior to such merger shall after such merger represent less than 50% of the outstanding shares and share equivalents of the merged company; or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Cendant or another direct or indirect wholly-owned subsidiary of Cendant, then, and in each such case, the Company shall immediately so notify Cendant, and the agreement governing such transaction shall make proper provisions so that upon the consummation of any such transaction and upon the terms and conditions set forth herein. Cendant shall, upon exercise of the Option, receive for each Company Share with respect to which the Option has not been exercised an amount of consideration in the form of and equal to the per share amount of consideration that would be received by the holder of one share of Company Common Stock less the Exercise Price (and, in the event of an election or similar arrangement with respect to the type of consideration to be received by the holders of Company Common Stock, subject to the foregoing, proper provision shall be made so that the holder of the Option would have the same election or similar rights as would the holder of the number of shares of Company Common Stock for which the Option is then exercisable).

    11.  PROFIT LIMITATION.

    (a) Notwithstanding any other provision of this Agreement, in no event shall the Total Payment (as hereinafter defined) received by Cendant and its affiliates exceed $32,000,000 and, if it otherwise would exceed such amount, Cendant, at its sole election, shall either (i) reduce the number of shares of Company Common Stock subject to the Option, (ii) deliver to the Company for cancellation Company Shares previously purchased by Cendant (valued, for the purposes of this Section 11(a) at the average closing sales price per share of Company Common Stock (or if there is no sale on such date then the average between the closing bid and ask prices on any such date) as reported by the NYSE for the twenty consecutive trading days preceding the day on which the Total Payment exceeds $32,000,000, (iii) pay cash to the Company, or (iv) any combination thereof, so that the actually realized Total Payment shall not exceed $32,000,000 after taking into account the foregoing actions.

    (b) As used herein, the term "Total Payment" shall mean the sum (before taxes) of the following: (i) any amount received by Cendant pursuant to
Section 7 hereof, (ii) (x) the net cash amounts received by Cendant pursuant to the sale, within twelve months following exercise of the Option, of Company Shares (or any other securities into which such Company Shares shall be converted or exchanged) to any unaffiliated party, less (y) the aggregate Exercise Price for such shares, (iii) any amounts received by Cendant upon transfer of the Option (or any portion thereof) to any unaffiliated party, and
(iv) the amount actually received by Cendant pursuant to Section 5.8 of the Merger Agreement.

    (c) Notwithstanding any other provision of this Agreement, nothing in this Agreement shall affect the ability of Cendant to receive or relieve the Company's obligation to pay a fee pursuant to Section 5.8 of the Merger Agreement.

    12. RESTRICTIVE LEGENDS. Each certificate representing shares of the Company Common Stock issued to Cendant hereunder shall include a legend in substantially the following form:

       "THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN PROVISIONS OF AN AGREEMENT BETWEEN THE REGISTERED HOLDER HEREOF AND THE COMPANY AND TO RESALE RESTRICTIONS ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE PROVIDED TO THE HOLDER HEREOF WITHOUT CHARGE UPON RECEIPT BY THE COMPANY OF A WRITTEN REQUEST THEREFOR."

The Company shall, upon written request of the holder thereof, issue such holder a new certificate evidencing such Company Shares without such legend in the event (i) the sale of such Company Shares has been registered pursuant to the Securities Act, or (ii) such holder shall have delivered to the Company an opinion of counsel to the effect that subsequent transfers of such Company Shares may be effected without registration under the Securities Act.

    13. LISTING AND HSR FILING. The Company, upon request of Cendant, shall as promptly as practicable file an application to list Company Shares to be acquired upon exercise of the Option for listing or quotation on the NYSE and shall use its reasonable efforts to obtain approval for such quotation as promptly as practicable. Promptly after the date hereof, each of the parties hereto shall promptly file all required pre-merger notification and report forms and other documents and exhibits required to be filed under the HSR Act to permit the acquisition of the Cendant Shares subject to the Option at the earliest practicable date.

    14. BINDING EFFECT; NO ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as expressly provided for in this Agreement and except for any assignment by Cendant, in whole or in part, to a wholly-owned, direct or indirect, subsidiary of Cendant (provided that any such subsidiary agrees in writing to be bound by and liable for all of the terms, conditions and provisions contained herein that would otherwise be applicable to Cendant and provided further that Cendant shall remain liable for all of its duties and obligations hereunder in the event such subsidiary shall fail to perform hereunder), neither this Agreement nor the rights or the obligations of either party hereto are assignable in whole or in part (whether by operation of law or otherwise), without the written consent of the other party and any attempt to do so in contravention of this Section 14 will be void. Nothing contained in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective permitted assigns any rights or remedies of any nature whatsoever by reason of this Agreement.

    15. SPECIFIC PERFORMANCE. The parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that, in addition to other remedies, the other party shall be entitled to an injunction or injunctions restraining any violation or threatened violation of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in the Courts of the State of Delaware located in the County of New Castle (or, if such court lacks subject matter jurisdiction, any appropriate federal court in the State of Delaware (collectively, the "Courts") any of the appeals courts thereof. In the event that any action should be brought in equity to enforce the provisions of this Agreement, neither party will allege, and each party hereby waives the defense that there is adequate remedy at law.

    16. ENTIRE AGREEMENT. This Agreement and the Merger Agreement (including the Exhibits and Schedules thereto) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior discussions, representations and warranties, agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action, suit or other proceeding involving this Agreement.

    17. FURTHER ASSURANCES. Subject to the terms and conditions hereof, if Cendant exercises the Option, or any portion thereof, in accordance with the terms of this Agreement, each party will execute and deliver all such further documents and instruments and take all such further action including obtaining necessary regulatory approvals and making necessary filings (including, without limitation, filings under the HSR Act and filings with the NYSE) as may be necessary in order to consummate the transactions contemplated hereby (including the issuance, registration and listing of the Company Shares). To the extent that the Option becomes exercisable, the Company will not take any actions which would frustrate the exercise of the Option.

    18. INTERPRETATION. When a reference is made in this Agreement to Sections, such reference shall be to a Section of to this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meaning contained herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the gender and neuter genders of such term. Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented and attachments thereto and instruments incorporated therein. References to a person are also to its permitted successors and assigns. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed to also to refer to any amendments thereto and all rules and regulations promulgated thereunder, unless the context requires otherwise.

    19. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which shall remain in full force and effect. In the event any court or other competent authority holds any provision of this Agreement to be null, void or unenforceable, under any present or future law, public policy or order, and if the rights or obligations of any party hereto under this Agreement or the Merger Agreement, and the economic or legal substance of the transactions contemplated hereby and thereby, will not be materially and adversely affected thereby, (i) such provision will be fully severable and (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith the execution and delivery of an amendment to this Agreement in order to the maximum extent possible to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith, or not take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or to any other remedy, including but not limited to money damages, for breach hereof or of any other provision of this Agreement or part hereof as the result of such holding or order.

    20. NOTICES. Any notice, request, claim, demand or communication required or permitted hereunder shall be in writing and either delivered personally, telegraphed or telecopied or sent by certified or registered mail, postage prepaid, and shall be deemed to be given, dated and received (a) on the date of delivery if delivered personally, including by courier, (b) upon receipt if delivered by registered or certified mail, return receipt requested, postage prepaid or (c) upon receipt if sent by facsimile transmission, provided that any notice received by telecopy or otherwise at the addressee's location on any business day after 5:00 p.m. (addressee's local time) shall be deemed to have been received at 9:00 a.m. (addressee's local time) on the next business day. Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this paragraph, provided that such notification shall only be effective on the date specified in such notice or five business days after the notice is given, whichever is later. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver. All notices hereunder shall be delivered to the parties to the addresses or facsimile numbers set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

       If to the Company to:

       Fairfield Communities, Inc.
       8669 Commodity Circle
       #200
       Orlando, Florida 32819
       Facsimile No.: (407) 370-5222
       Attention: General Counsel

       with a copy to (which shall not constitute notice):

       Jones, Day, Reavis & Pogue
       2727 North Harwood Street
       Dallas, Texas 75201
       Facsimile No.: (214) 969-5100
       Attention: Mark V. Minton

       If to Cendant:

       Cendant Corporation
       Six Sylvan Way
       Parsippany, NJ 07054
       Facsimile No.: (973) 496-5335
       Attention: General Counsel

       with a copy to (which shall not constitute notice):

       Skadden, Arps, Slate, Meagher & Flom LLP
       Four Times Square
       New York, NY 10036-6522
       Facsimile No.: (212) 735-2000
       Attention: David Fox

    21. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts executed and to be performed fully within such State, without giving effect to the principles of conflicts or choice of law thereof or any other jurisdiction.

    22. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    23. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. A facsimile copy of a signature page shall be deemed to be an original signature page.

    24. EXPENSES. Except as otherwise expressly provided herein or in the Merger Agreement, all costs and expenses incurred by a party in connection with the transactions contemplated by this Agreement, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel, shall be paid by the party incurring such expenses.

    25. AMENDMENTS; WAIVER. This Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument in writing signed on behalf of the party waiving compliance.

    26. CONSENT TO JURISDICTION. Each of the parties hereto irrevocably agrees that any action, suit, claim or other legal proceeding with respect to this Agreement or in respect of the transactions contemplated hereby brought by any other party hereto or its successors or assigns shall be brought and determined in any state or federal court located in the State of Delaware or any appeals courts thereof (the "Delaware Courts"), and each of the parties hereto irrevocably submits with regard to any such proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the Delaware Courts. Each of the parties hereto irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the Delaware Courts for any reason, (b) that it or its property is exempt or immune from jurisdiction of any Delaware Court or from any legal process commenced in any Delaware Court (whether through service of notice, attachment before judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable law, that (i) the proceeding in any Delaware Court is brought in an inconvenient forum, (ii) the venue of such proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by a Delaware Court. Notwithstanding the foregoing, each of the parties hereto agrees that the other party shall have the right to bring any action or proceeding for enforcement of a judgment entered by the Delaware Courts in any other court or jurisdiction.

    27. REMEDIES CUMULATIVE. Except as otherwise herein provided, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable law.

    28. ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and except as otherwise expressly provided for herein, it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

    29.  LIMITATIONS ON WARRANTIES.

    (a) Except for the representations and warranties contained in this Agreement and the Merger Agreement, the Company makes no other express or implied representation or warranty to Cendant. Cendant acknowledges that, in entering into this Agreement, it has not relied on any representations or warranties of the Company or any other person other than the representations and warranties of the Company set forth in this Agreement or the Merger Agreement.

    (b) Except for the representations and warranties contained in this Agreement and the Merger Agreement, Cendant makes no other express or implied representation or warranty to the Company. The Company acknowledges that, in entering into this Agreement, it has not relied on any representations or warranties of Cendant or any other person other than the representations and warranties of Cendant set forth in this Agreement and the Merger Agreement.

    30. DATE FOR ANY ACTION. In the event that any date on which any action is required to be taken hereunder by any of the parties hereto is not a business day, such action shall be required to be taken on the next succeeding day which is a business day.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                                       CENDANT CORPORATION

                                                       By:  /s/ JAMES E. BUCKMAN
                                                            ----------------------------------------
                                                            Name: James E. Buckman
                                                            Title:  Vice Chairman, General Counsel
                                                                    and Assistant Secretary

                                                       FAIRFIELD COMMUNITIES, INC.

                                                       By:  /s/ JAMES G. BERK
                                                            ----------------------------------------
                                                            Name: James G. Berk
                                                            Title:  President and CEO

                                                                         ANNEX C

                                VOTING AGREEMENT

    THIS VOTING AGREEMENT (this "Agreement") dated as of November 1, 2000, by and among CENDANT CORPORATION, a Delaware corporation ("Cendant"), and the individuals and other parties listed on Schedule A attached hereto (each, a "Stockholder" and, collectively the "Stockholders").

                              W I T N E S S E T H:

    WHEREAS, simultaneously with the execution of this Agreement, Cendant, Grand Slam Acquisition Corp., a Delaware corporation and a subsidiary of Cendant ("Merger Sub"), and Fairfield Communities, Inc., a Delaware corporation (the "Company"), have entered into an Agreement and Plan of Merger (the "Merger Agreement"), which provides, among other things, for the merger (the "Merger") of Merger Sub with and into the Company upon the terms and subject to the conditions set forth therein;

    WHEREAS, Each Stockholder is the record and/or beneficial owner of, and has the sole right to vote and dispose of that number of shares of the Company's common stock, par value $.01 per share ("Company Common Stock"), listed opposite such Stockholder's name on Schedule A hereto; and

    WHEREAS, as an inducement and a condition to its entering into and delivering the Merger Agreement and incurring the obligations set forth therein, including the Merger, Cendant has required that Stockholders enter into this Agreement;

    NOW THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, respective covenants and agreements of the parties contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto), the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I
                              CERTAIN DEFINITIONS

    Section 1.1. CAPITALIZED TERMS. Capitalized terms used in this Agreement and not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

    Section 1.2.  OTHER DEFINITIONS.  For the purposes of this Agreement:

        "Affiliate" means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this Agreement, with respect to Stockholders, "Affiliate" shall not include the Company and the Persons that directly, or indirectly through one or more intermediaries, are controlled by the Company.

        "Beneficial Owner" or "Beneficial Ownership" with respect to any securities means having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all Affiliates of such Person and all other Person with whom such Person would constitute a "group" within the meaning of
    Section 13(d) of the Exchange Act and the rules promulgated thereunder.

        "Company Common Stock" shall include all shares or other voting securities into which shares of Company Common Stock may be reclassified, sub-divided, consolidated or converted and any rights and benefits arising therefrom including any extraordinary distributions of securities which may be declared in respect of the shares of Company Common Stock and entitled to vote in respect of the matters contemplated by Article II of this Agreement.

        "Owned Shares" means the shares of Company Common Stock owned by a Stockholder on the date hereof as shown on Schedule A hereto, together with any other shares of Company Common Stock or any other securities of the Company hereafter acquired by such stockholder entitled to vote for or against the Merger.

        "Person" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, association, trust, estate, unincorporated organization or other entity, including any governmental entity.

        "Representative" means, with respect to any particular Person, any officer, director, employee, agent, consultant, advisor or other representative of such Person (including legal counsel, accountants, and financial advisors).

        "Transfer" means, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the Beneficial Ownership thereof, the offer to make such a sale, transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

                                   ARTICLE II
                                     VOTING

    Section 2.1 AGREEMENT TO VOTE. Subject to the terms and conditions hereof, each Stockholder irrevocably and unconditionally agrees that until this Agreement is terminated pursuant to Section 5.1, at any meeting (whether annual or special, and whether or not an adjourned or postponed meeting) of the Company's stockholders, however called, or in connection with any written consent of the Company's stockholders, Stockholders shall vote, or cause to be voted (including by written consent, if applicable) all of its Owned Shares
(i) in favor of the Merger, the execution and delivery by the Company of the Merger Agreement, the approval and adoption of the Merger and the terms thereof, the approval of each of the other actions contemplated by the Merger Agreement and this Agreement and any other actions that could be required in furtherance thereof and hereof, and (ii) against any proposals presented for a vote to prevent or thwart the Merger or any of the transactions contemplated by the Merger Agreement or this Agreement, unless such meetings or consents do not involve any such matter. Each Stockholder agrees not to enter into any agreement or understanding with any Person the effect of which would be inconsistent or violative of the provisions and agreements contained in this Section 2.1.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

    Section 3.1 REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS. Each Stockholder, severally and not jointly, represents and warrants to Cendant that the following statements are as of the date of this Agreement, and will be, as of the date of the Company Stockholders Meeting, true and correct:

        (a) Such Stockholder has all necessary power and authority to enter into, execute and deliver this Agreement and to perform all of his obligations hereunder.

        (b) This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a legal, valid and binding agreement of such Stockholder enforceable by Cendant against such Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        (c) As of the date of this Agreement, such Stockholder is the record and/or beneficial owner of the Owned Shares which, as of the date hereof, are set forth on the signature page hereto, and except as provided in this Agreement or by applicable law, has full and unrestricted power to dispose of and vote all the Owned Shares. Such Stockholder has good and marketable title thereto. The Owned Shares constitute all of the capital stock of the Company that is owned of record or Beneficially Owned by the Stockholder and which the Stockholder is permitted to subject to this Agreement as of this date.

        (d) None of the execution and delivery of this Agreement by such Stockholders, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall (A) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's properties or assets (including the Owned Shares) may be bound, or (B) violate any order, writ, injunction, decree, judgment, statute, rule or regulation existing as of the date of this Agreement applicable to such Stockholder or any of its respective properties or assets.

        (e) No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission solely as a result of entering into this Agreement based upon arrangements made by or on behalf of any Stockholder.

        (f) Such Stockholder understands and acknowledges that Cendant is entering into the Merger Agreement and is incurring the obligations set forth therein, in reliance upon Stockholders' execution and delivery of this Agreement.

    Section 3.2 REPRESENTATIONS AND WARRANTIES OF CENDANT. Cendant represents and warrants to Stockholders that the following statements are as of the date of this Agreement, and will be, as of the date of the Company Stockholders Meeting true and correct:

        (a) Cendant is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation.

        (b) Cendant has all necessary corporate power and authority to enter into this Agreement and to perform all of its obligations hereunder. The execution, delivery and performance of this Agreement and the Merger Agreement by Cendant and the consummation of the transactions contemplated hereby and thereby have been duly and validly approved by the board of directors of Cendant and no other corporate proceedings on the part of Cendant or its stockholders are necessary to authorize the execution, delivery and performance of this Agreement or the Merger Agreement or the consummation of the transactions contemplated hereby or thereby.

        (c) This Agreement has been duly and validly executed and delivered by Cendant and constitutes a legal, valid and binding agreement of Cendant enforceable against Cendant in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        (d) None of the execution and delivery of this Agreement by Cendant, the consummation by Cendant of the transactions contemplated hereby or compliance by Cendant with any of the provisions hereof shall (A) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Cendant is a party or by which Cendant or any of its properties or assets may be bound, or (B) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Cendant or any of its properties or assets.

                                   ARTICLE IV
                           COVENANTS OF STOCKHOLDERS

    Section 4.1 GENERAL. Each Stockholder, severally and not jointly, covenants and agrees with Cendant that, during the period commencing the date hereof and ending on the date this Agreement is terminated under Article V hereof, such Stockholder will comply with the provisions of Section 4.3 of the Merger Agreement to the extent applicable to such Stockholder in his capacity as a stockholder of the Company.

        (a) Except as provided in this Agreement or the Merger Agreement such Stockholder shall not, directly or indirectly: (i) Transfer to any Person any or all Owned Shares except in open market transactions conducted through an exchange; or (ii) other than to cause a nominee to vote the shares in accordance with Section 2.1, grant any proxies or powers of attorney, rights or privileges (whether by law, preemptive or contractual), with respect to Owned Shares, deposit any Owned Shares into a voting trust or enter into a voting agreement, understanding or arrangement with respect to Owned Shares. Notwithstanding anything to the contrary provided in this Agreement, each Stockholder shall have the right to Transfer Owned Shares to (i) any Family Member (as defined below), (ii) the trustee or trustees of a trust solely (except for remote contingent interests) for the benefit of Stockholder and/or one or more Family Members, (iii) a foundation created or established by Stockholder, (iv) a charitable remainder trust for the benefit of Stockholder and/or one or more Family Members and/or designated charities,
    (v) a partnership of which Stockholder or a Family Member owns all of the partnership interests, (vi) the executor, administrator personal representative of the estate of Stockholder, or (vii) any guardian, trustee or conservator appointed with respect to the assets of Stockholder; PROVIDED, that in the case of any Transfer described in this sentence, the transferee shall execute an agreement to be bound by the terms of this Agreement. "Family Member" shall mean (i) a Stockholder's spouse, (ii) any other natural person who is a lineal descendant of a Stockholder or a Stockholder's spouse or is related to a Stockholder or a Stockholder's spouse within the second degree and (iii) any other natural person who resides with a Stockholder.

        (b) Such Stockholder will promptly notify Cendant in writing upon any representation or warranty of such Stockholder contained in this Agreement becoming untrue or incorrect in any respect during the term of this Agreement and for the purposes of this provision, each representation and warranty shall be deemed to be given at and as of all times during such term (irrespective of any language which suggests that it is only being given as at a particular date).

    Section 4.2 AMENDMENT TO THIS AGREEMENT. In the event that the Company and Cendant enter into an amendment to the Merger Agreement that does not alter or modify the economic terms or form of consideration, Stockholders covenant and agree with Cendant to enter into an amendment to this Agreement in accordance with Section 6.8 that shall reflect, to the extent appropriate, the terms of such amended Merger Agreement.

                                   ARTICLE V
                                  TERMINATION

    Section 5.1 TERMINATION. This Agreement shall be terminated upon the earlier of (i) the Effective Time; (ii) the termination of the Merger Agreement pursuant to Section 7.1 thereof (other than a termination in connection with which Cendant is or may be entitled to the payment specified in Section 5.8 thereof) and (iii) the Average Trading Price being less than $6.00 per share.

    Section 5.2 EFFECT OF TERMINATION. Upon termination of this Agreement, the covenants, representations, warranties, agreements and obligations of all the parties shall terminate and become void without further action by any party except for the provisions of this Section 5.2 and Article VI, which shall survive such termination.

                                   ARTICLE VI
                                    GENERAL

    Section 6.1 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) on the date of delivery if delivered personally, (b) on the first business day following the date of dispatch if delivered by a nationally recognized next-day courier service, (c) on the fifth business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid or (d) if sent by facsimile transmission, with a copy mailed on the same day in the manner provided in (a) or (b) above, when transmitted and receipt is confirmed by telephone; PROVIDED, that any notice received by telecopy or otherwise at the addressee's location on any business day after 5:00 p.m. (addressee's local time) shall be deemed to have been received at 9:00 a.m. (addressee's local time) on the next business day. Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this paragraph, provided that such notification shall only be effective on the date specified in such notice or five (5) business days after the notice is given, whichever is later. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver. All notices hereunder shall be delivered to the parties as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

    if to Stockholders:

       at the address set forth on Schedule A for such Stockholder;

       with a copy to (which shall not constitute notice):

       Jones, Day, Reavis & Pogue
       2727 North Harwood
       Dallas, Texas 75201
       Attention:  Mark V. Minton
       Facsimile No. (214) 969-5100;

    if to Cendant:

       Cendant Corporation
       Six Sylvan Way
       Parsippany, NJ 07054
       Attention: General Counsel
       Facsimile No.: (973) 496-5335
       with a copy to (which shall not constitute notice):

       Skadden, Arps, Slate, Meagher & Flom, LLP
       Four Times Square
       New York, New York 10036-6522
       Attention: David Fox
       Facsimile No.: (212) 735-2000

    Section 6.2 NO THIRD PARTY BENEFICIARIES. This Agreement is not intended to confer third-party beneficiary rights upon any Person.

    Section 6.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts executed and to be performed fully within such State, without giving effect to the principles of conflicts or choice of law thereof or any other jurisdiction.

    Section 6.4 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held to be invalid, illegal or unenforceable in any respect for any reason under any present or future law, public policy or order, (i) such provision will be fully severable and (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable solution in order to carry out to the maximum extent possible, so far as may be valid and enforceable, the intent and purpose of such invalid provision, PROVIDED, HOWEVER that the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

    Section 6.5 ASSIGNMENT. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other party hereto and any attempt to do so will be void.

    Section 6.6 SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, permitted assigns, heirs, administrators, executors and legal or personal representatives.

    Section 6.7 INTERPRETATION. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Except for the Merger Agreement, any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented and attachments thereto and instruments incorporated therein. References to a Person are also to its successors and permitted assigns. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed to also to refer to any amendments thereto and all rules and regulations promulgated thereunder, unless the context requires otherwise.

    Section 6.8 AMENDMENTS. This Agreement may not be amended except by written agreement signed by all of the parties to this Agreement.

    Section 6.9 FEES AND EXPENSES. Except as expressly provided in this Agreement, each of the parties shall be responsible for his or its own fees and expenses (including, without limitation, the fees and expenses of financial consultants, investment bankers, accountants and counsel) in connection with the entry into of this Agreement and the consummation of the transactions contemplated hereby.

    Section 6.10 SCHEDULES. Schedule A and Schedule B hereto shall for all purposes form an integral part of this Agreement.

    Section 6.11 ENTIRE AGREEMENT. This Agreement, including the Schedule hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations, representations and warranties, and discussions, whether oral or written, among the parties hereto, with respect to the subject matter hereof. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter of this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action, suit or other proceeding involving this Agreement.

    Section 6.12 TIME OF ESSENCE. Time shall be of the essence in this Agreement.

    Section 6.13 REMEDIES CUMULATIVE. Except as otherwise herein provided, the rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by applicable law.

    Section 6.14 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

    Section 6.15 EXECUTION. This Agreement may be executed by facsimile signatures by any party and such signature shall be deemed binding for all purposes hereof, without delivery of an original signature being thereafter required.

    Section 6.16 JURISDICTION. Each of the parties hereto irrevocably agrees that any action, suit, claim or other legal proceeding with respect to this Agreement or in respect of the transactions contemplated hereby brought by any other party hereto or its successors or assigns shall be brought and determined in any state or federal court located in the State of Delaware or any appeals courts thereof (the "Delaware Courts"), and each of the parties hereto irrevocably submits with regard to any such proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the Delaware Courts. Each of the parties hereto irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the Delaware Courts for any reason, (b) that it or its property is exempt or immune from jurisdiction of any Delaware Court or from any legal process commenced in any Delaware Court (whether through service of notice, attachment before judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable law, that (i) the proceeding in any Delaware Court is brought in an inconvenient forum, (ii) the venue of such proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by a Delaware Court. Notwithstanding the foregoing, each of the parties hereto agrees that the other party shall have the right to bring any action or proceeding for enforcement of a judgment entered by the Delaware Courts in any other court or jurisdiction.

    IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed as of the date first above written.

                                          CENDANT CORPORATION
                                          By: /s/ James E. Buckman
          ----------------------------------------------------------------------
                                            /s/ Ralph P. Muller
          ----------------------------------------------------------------------
                                          RALPH P. MULLER

                                          R&A PARTNERSHIP LTD.
                                          BY: RPM INVESTMENTS, INC.,
                                          ITS GENERAL PARTNER
                                          By: /s/ Ralph P. Muller
          ----------------------------------------------------------------------
                                          GM JOHNSTON FAMILY LIMITED
                                          PARTNERSHIP
                                          By: /s/ Gerald M. Johnston
          ----------------------------------------------------------------------
                                            /s/ Gerald M. Johnston
          ----------------------------------------------------------------------
                                          GERALD M. JOHNSTON

                                            /s/ James G. Berk
          ----------------------------------------------------------------------
                                          JAMES G. BERK

                                            /s/ Marcel J. Dumeny
          ----------------------------------------------------------------------
                                          MARCEL J. DUMENY

                                          STEPHENS GROUP, INC.
                                          By: /s/ Curt Bradbury
          ----------------------------------------------------------------------
                                          STEPHENS INC.
                                          By: /s/ Curt Bradbury
          ----------------------------------------------------------------------
                                          VARIOUS STEPHENS FAMILY TRUSTS
                                          By: /s/ Curt Bradbury
          ----------------------------------------------------------------------

                                   SCHEDULE A

                                                                       SHARES OF
                                                                        COMPANY         COMPANY STOCK
          STOCKHOLDER                         ADDRESS                 COMMON STOCK         OPTIONS
--------------------------------  --------------------------------  ----------------   ----------------
STEPHENS GROUP, INC.............      [Intentionally Omitted]            300,000                --

STEPHENS INC....................                                       1,466,264                --

VARIOUS STEPHENS
  FAMILY TRUSTS

J.T. STEPHENS TRUST ONE.........                                          65,000                --

JACKSON T. STEPHENS.............                                         540,000                --

WARREN A. STEPHENS IRA..........                                          35,000                --

WARREN A. STEPHENS                                                       325,000                --
  TRUST.........................

HARRIET CALHOUN                                                           55,000                --
  STEPHENS TRUST................

RALPH P. MULLER.................                                       1,219,950                --

R&A PARTNERSHIP LTD.............                                       1,465,174                --

GM JOHNSTON FAMILY LIMITED                                             1,516,000                --
  PARTNERSHIP...................

GERALD M. JOHNSTON..............                                          41,391                --

JAMES G. BERK...................                                          78,565           900,000

MARCEL J. DUMENY................                                          79,300           475,420

                                     [LOGO]

November 1, 2000
The Board of Directors
Fairfield Communities, Inc.
8669 Commodity Circle, Suite 200
Orlando, FL 32819

Gentlemen:

    We understand that Fairfield Communities, Inc. ("Fairfield") and Cendant Corporation ("Cendant") have entered into an Agreement and Plan of Merger (the "Agreement") dated November 1, 2000, pursuant to which a wholly-owned subsidiary of Cendant will be merged with and into Fairfield (the "Transaction"). In connection with the Transaction, and as more fully described in the Agreement, each issued and outstanding share of Fairfield common stock with respect to which an election to receive common stock of Cendant has been made (the "Stock Election") shall have the right to receive 1.2500 shares of Cendant common stock, subject to adjustment pursuant to Section 2.1(c)(i) and Section 2.3 of the Agreement (the "Stock Election Consideration"). Each issued and outstanding share of Fairfield common stock with respect to which an election to receive cash has been made (the "Cash Election") shall have the right to receive $15.00 in cash (the "Cash Election Consideration") plus, in the event that the Average Trading Price (as defined in the Agreement) is greater than $12.00, a fraction of a share of Cendant common stock as determined pursuant to
Section 2.1(c)(ii) of the Agreement (the "Additional Stock Consideration"); provided, that the value of the Additional Stock Consideration shall not exceed $1.00. The Stock Election Consideration, the Cash Election Consideration and the Additional Stock Consideration is referred to hereinafter as the "Consideration." You have provided us with a copy of the Agreement. We understand that immediately prior to consummation of the Transaction, Cendant may elect to have Fairfield transfer certain assets and liabilities related to the real estate and vacation ownership interest inventory business currently operated by Fairfield to a newly formed corporation ("DevCo") and distribute shares of DevCo common stock to the shareholders of Fairfield. We further understand that such election will not affect the Consideration to be received in the Transaction.

    You have asked us to render our opinion as to whether the Consideration to be received in the Transaction is fair, from a financial point of view, to the shareholders of Fairfield other than Stephens Group, Inc., Stephens, Inc. (Stephens Group, Inc. and Stephens, Inc. are collectively referred to herein as "Stephens"), Ralph P. Muller, R&A Limited Partnership, and Gerald M. Johnston.

    In the course of performing our review and analyses for rendering this opinion, we have:

    - reviewed the Agreement;

    - reviewed each of Fairfield's and Cendant's Annual Reports on Form 10-K for the years ended December 31, 1998 through 1999, their respective Quarterly Reports on Form 10-Q for the periods ended March 31, 2000 and June 30, 2000 and their respective Reports on Form 8-K for the three years ended September 30, 2000;

    - reviewed certain operating and financial information of Fairfield, including projections for the five years ended December 31, 2004, provided to us by management relating to Fairfield's business and prospects;

    - met with certain members of Fairfield's senior management to discuss Fairfield's business, operations, historical and projected financial results and future prospects;

    - met with certain members of Cendant's senior management to discuss Cendant's business, historical financial statements, expected financial results for 2000 and 2001 and future prospects;

    - reviewed the historical prices, trading multiples and trading volumes of the common shares of Fairfield and Cendant;

    - reviewed publicly available financial data, stock market performance data and trading multiples of companies which we deemed generally comparable to Fairfield;

    - reviewed the terms of recent merger and acquisition transactions of companies which we deemed generally comparable to Fairfield;

    - performed discounted cash flow analyses based on the projections for Fairfield furnished to us by the management of Fairfield; and

    - conducted such other studies, analyses, inquiries and investigations as we deemed appropriate.

    We have relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information, including without limitation the projections, provided to us by Fairfield. With respect to projected financial results of Fairfield, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the senior management of Fairfield as to the expected future performance of Fairfield. We have been informed by Cendant that no projections exist for Cendant and, with your consent, our analysis of Cendant's future prospects has been limited to publicly available information, Wall Street research reports and discussions with senior management of Cendant. We have not assumed any responsibility for the independent verification of any such information or of the projections provided to us, and we have further relied upon the assurances of the senior management of Fairfield and Cendant that they are unaware of any facts that would make the information (or projections in the case of Fairfield) provided to us incomplete or misleading.

    In arriving at our opinion, we have not performed or obtained any independent appraisal of the assets or liabilities (contingent or otherwise) of Fairfield and Cendant, nor have we been furnished with any such appraisals. In connection with our engagement, we were not requested to, and we did not, solicit third party indications of interest in the acquisition of all or part of Fairfield. We have assumed that the Transaction will be consummated in accordance with the terms of the Agreement without any regulatory limitations, restrictions, conditions, amendments or modifications that collectively would have a material effect on Fairfield or Cendant.

    We do not express any opinion as to the price or range of prices at which the shares of common stock of Fairfield and Cendant may trade subsequent to the announcement of the Transaction or as to the price or range of prices at which the shares of common stock of Cendant may trade subsequent to the consummation of the Transaction.

    It should be noted that our opinion does not address the business decision to effect the distribution of shares of common stock of DevCo to the shareholders of Fairfield or the financial aspects of such distribution. Further, we have not reviewed any financial information related to DevCo and therefore our opinion does not address the distribution or receipt of shares of DevCo by the shareholders of Fairfield or any potential consequences of such receipt. In addition, we do not express any opinion as to the price or range of prices at which the shares of common stock of DevCo may trade subsequent to their distribution.

    We have acted as a financial advisor to Fairfield in connection with the Transaction and will receive a customary fee for such services, a substantial portion of which is contingent on successful consummation of the Transaction. In the ordinary course of business, Bear Stearns may actively trade the equity and debt securities of Fairfield and/or Cendant for our own account and for the account of our customers and, accordingly, may at any time hold a long or short position in such securities.

    It is understood that this letter is intended for the use of the Board of Directors of Fairfield in connection with their consideration of the Transaction, and does not constitute a recommendation to the Board of Directors of Fairfield or any holders of Fairfield common stock as to how to vote in connection with the Transaction. This opinion does not address Fairfield's underlying business decision to pursue the Transaction, the relative merits of the Transaction as compared to any alternative business strategies that might exist for Fairfield or the effects of any other transaction in which Fairfield might engage. This letter is not to be used for any other purpose, or be reproduced, disseminated, quoted from or referred to at any time, in whole or in part, without our prior written consent; provided, however, that this letter may be included in its entirety in any proxy statement/prospectus to be distributed to the holders of Fairfield common stock in connection with the Transaction. Our opinion is subject to the assumptions and conditions contained herein and is necessarily based on economic, market and other conditions, and the information made available to us, as of the date hereof. We assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof.

    Based on and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be received in the Transaction is fair, from a financial point of view, to the shareholders of Fairfield other than Stephens, Ralph P. Muller, R&A Limited Partnership and Gerald M. Johnston.

Very truly yours,

BEAR, STEARNS & CO. INC.

By:              /s/ CHARLES EDELMAN
     ------------------------------------------
              Senior Managing Director

                                                                         ANNEX E

                                     [LOGO]

November 1, 2000

Board of Directors
Fairfield Communities, Inc.
8669 Commodity Circle, #200
Orlando, FL 32819

Gentlemen:

    We have acted as your financial advisor in connection with the proposed merger (the "Transaction") by and among Cendant Corporation, ("Cendant"), Fairfield Communities, Inc. (the "Company"), and Fairfield Acquisition Corporation, a subsidiary of Cendant Corporation, pursuant to the terms and conditions set forth in the Agreement and Plan of Merger.

    You have requested our opinion as to the fairness to the disinterested shareholders of the Company from a financial point of view of the consideration to be received by such shareholders in the Transaction. For purposes of this opinion, the term "disinterested shareholders" means holders of the Company's one class of publicly traded common stock (the "Common Stock") other than
(1) directors, officers and employees of the Company, and (2) any holder of 5 percent or more of the outstanding shares of Common Stock, including Ralph Muller and Stephens Group, Inc., and affiliates.

    In connection with rendering our opinion we have:

    (i) analyzed certain publicly available financial statements and reports regarding the Company;

    (ii) analyzed certain internal financial statements and other financial and operating data (including financial projections) concerning the Company prepared by management of the Company;

   (iii) reviewed the reported prices and trading activity for the Common stock;

    (iv) compared the financial performance of the Company and the prices and trading activity of the Common Stock with that of certain other comparable publicly-traded companies and their securities;

    (v) reviewed the financial terms, to the extent publicly available, of certain comparable transactions;

    (vi) reviewed the Agreement and Plan of Merger and related documents;

   (vii) discussed with management of the Company the operations of and future business prospects for the Company;

  (viii) assisted in your deliberations regarding the material terms of the Transaction;

    (ix) performed such other analyses and provided such other services as we have deemed appropriate.

    We have relied on the accuracy and completeness of the information and financial data provided to us by the Company, and our opinion is based upon such information. We have inquired into the reliability of such information and financial data only to the limited extent necessary to provide a

                               Investment Bankers
          111 Center Street Post Office Box 3507 Little Rock, Arkansas
                    72203-3507 501-374-4361 Fax 501-377-2674
reasonable basis for our opinion, recognizing that we are rendering only an informed opinion and not an appraisal or certification of value. With respect to the financial projections prepared by management of the Company, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of the Company. With your permission, we have excluded from any analysis the effects of a potential spin-off of the Company's real estate development business and are not opining on the value or the fairness to shareholders of any such spin-off transaction.

    As part of our investment banking business, we regularly issue fairness opinions and are continually engaged in the valuation of companies and their securities in connection with business reorganizations, private placements, negotiated underwritings, mergers and acquisitions and valuations for estate, corporate and other purposes. We are familiar with the Company and regularly provide investment banking services to it and issue periodic research reports regarding its business activities and prospects. In the ordinary course of business, Stephens Inc. and its affiliates at any time may hold long or short positions, and may trade or otherwise effect transactions as principal or for the accounts of customers, in debt or equity securities or options on securities of the Company. Stephens Inc. and certain of its affiliates currently hold a long position in the common stock of the Company and have entered into a Voting Agreement with Cendant Corporation to vote their shares in favor of the Transaction in accordance with the terms of such Voting Agreement.
Stephens Inc. is receiving a fee, and reimbursement of its expenses, in connection with the issuance of this fairness opinion. In addition, Stephens Inc. is receiving an advisory fee upon the consummation of the Transaction.

    Based on the foregoing and our general experience as investment bankers, and subject to the qualifications stated herein, we are of the opinion on the date hereof that the consideration to be received by the disinterested shareholders of the Company in the Transaction is fair to them from a financial point of view.

    Neither this opinion nor its substance may be disclosed by you to anyone other than your advisors without our written permission.

    This opinion and a summary discussion of our underlying analyses and role as your financial advisor may be included in communications to the Company's shareholders provided that we approve of the content of such disclosures prior to publication.

                                          Very truly yours,
                                          /s/ Stephens Inc.
                                          STEPHENS INC.

                                                                         ANNEX F

                        DELAWARE GENERAL CORPORATION LAW
                                  SECTION 262

    Section262 APPRAISAL RIGHTS.- (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean: and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section251 (other than a merger effected pursuant to Section251 (g) of this title), Section252, Section254, Section257, Section258, Section263 or Section264 of this title:

    (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section251 of this title.

    (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Section251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

       a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

       b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

       c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

       d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

    (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

    (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

    (2) If the merger or consolidation was approved pursuant to Section228 or Section253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice; each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also by given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection
    (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (Last amended by Ch. 120, L. "97, eff. 7-1-97.)

PROXY                     FAIRFIELD COMMUNITIES, INC.                     PROXY

                     THIS PROXY IS SOLICITED ON BEHALF OF
              THE BOARD OF DIRECTORS OF FAIRFIELD COMMUNITIES, INC.
                  FOR USE AT THE SPECIAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON [               ], 2001

The undersigned holder of shares of common stock of Fairfield Communities, Inc. hereby appoints James G. Berk and Robert W. Howeth and each of them, as proxies of the undersigned, with full power of substitution and resubstitution, to represent and vote as set forth herein all of the shares of common stock of Fairfield held of record by the undersigned on
[                ], 2001, at the special meeting of stockholders to be held
on [             ], 2001, starting at [     ], Eastern Standard Time, at
[                 ], [                  ], [                  ], and at any
and all postponements and adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE OTHER SIDE OF THIS PROXY AND OTHERWISE IN THE DISCRETION OF THOSE PERSONS NAMED IN THIS PROXY AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

        PLEASE VOTE, SIGN AND DATE THIS PROXY ON THE OTHER SIDE AND
                  RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Has your address changed?               Do you have any comments?

--------------------------------------  ---------------------------------------

--------------------------------------  ---------------------------------------

--------------------------------------  ---------------------------------------

/X/  PLEASE MARK
     YOUR VOTES AS
     IN THIS EXAMPLE.

-----------------------


-----------------------


RECORD DATE SHARES:

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL BELOW. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE PERSONS NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

THE BOARD OF DIRECTORS OF FAIRFIELD COMMUNITIES, INC. RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

Adoption of the Agreement and Plan of Merger dated     FOR   AGAINST   ABSTAIN
as of November 1, 2000, among Fairfield Communities,   / /     / /       / /
Inc., Cendant Corporation and Grand Slam Acquisition
Corp., a subsidiary of Cendant

                     USE BLUE OR BLACK INK

This proxy should be dated, signed by the stockholder as his or her name appears on this proxy, and returned promptly in the enclosed envelope. Joint owners should each sign personally, and trustees and others signing in a representative capacity should indicate the capacity in which they sign.

Mark box at right if an address change or comment    / /
has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.    Date
                                                    --------------------------

------------------------------------   ---------------------------------------
      Shareholder sign here                       Co-owner sign here


------------------------------------   ----------------------------------------
           DETACH CARD                               DETACH CARD

        PLEASE VOTE, SIGN, DATE, DETACH AND RETURN THE ABOVE PROXY
                   PROMPTLY USING THE ENCLOSED ENVELOPE.